As filed with the U.S. Securities and Exchange Commission on July 23, 2018

1933 Act File No. 333-220938

1940 Act File No. 811-21333

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-2

(Check appropriate box or boxes)

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☒	Pre-Effective Amendment No. 2

☐	Post-Effective Amendment No.

and/or

☒	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☒	Amendment No. 10

Nuveen Credit Strategies Income Fund

(Exact name of Registrant as Specified in Charter)

333 West Wacker Drive, Chicago, Illinois 60606

(Address of Principal Executive Offices)

(Number, Street, City, State, Zip Code)

(Registrant’s Telephone Number, including Area Code): (800) 257-8787

Gifford R. Zimmerman

Vice President and Secretary

333 West Wacker Drive

Chicago, Illinois 60606

Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

Copies to:

David P. Glatz Stradley Ronon Stevens & Young, LLP 191 N. Wacker Drive, Suite 1601 Chicago, Illinois 60606	Eric F. Fess Chapman and Cutler LLP 111 W. Monroe Street Chicago, Illinois 60603

Approximate Date of Proposed Public Offering:

From time to time after the effective date of this Registration Statement.

If the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☒

It is proposed that this filing will become effective (check appropriate box)

☐  When declared effective pursuant to section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit(2)	Proposed Maximum Aggregate Offering Price(2)	Amount of Registration Fee
Term Preferred Shares	250,000 Shares(1)	$1,000	$250,000,000	$31,125(3)

(1)	The Fund will offer, on an immediate, continuous or delayed basis, Term Preferred Shares, at an estimated offering price of $1,000 per share.
(2)	Estimated solely for the purpose of calculating the registration fee. In no event will the aggregate initial offering price of the securities offered from time to time pursuant to the prospectus included as a part of this Registration Statement exceed $250,000,000.
(3)	Previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and we are not soliciting offers to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion Preliminary Prospectus dated                     , 2018

BASE PROSPECTUS

$

Nuveen Credit Strategies Income Fund

TERM PREFERRED SHARES

Shares

Liquidation Preference $1,000 Per Share

The Offering.    Nuveen Credit Strategies Income Fund (the “Fund”) is offering, on an immediate, continuous or delayed basis, up to 250,000 Term Preferred Shares (“Term Preferred Shares”), with a liquidation preference of $1,000 per share. The Fund currently intends to distribute the shares offered pursuant to this Prospectus primarily through an underwriting syndicate, although from time to time it may also distribute shares through privately negotiated transactions. To the extent shares are distributed other than through an underwriting syndicate, the Fund will file a supplement to this Prospectus describing such transactions. For information on how Term Preferred Shares may be sold, see the “Plan of Distribution” section of this Prospectus. Generally, the Fund intends to use the proceeds from the sale of Term Preferred Shares to repay all or a portion of the Fund’s borrowings under its credit facilities, to repurchase securities subject to reverse repurchase agreements or to increase the Fund’s leverage. The series designation, term redemption date, dividend rate, use of proceeds and other details concerning any issuance of Term Preferred Shares under this Prospectus will be disclosed in a prospectus supplement.

The Fund.    This Prospectus, together with any prospectus supplement, sets forth concisely information about the Fund that a prospective investor should know before investing, and should be retained for future reference. The Fund is a diversified, closed-end management investment company. The Fund’s primary investment objective is to achieve a high level of current income. The Fund’s secondary objective is total return.

Unlisted Shares.    The Term Preferred Shares are not listed or traded on any securities exchange. An investment in Term Preferred Shares may be illiquid and there may be no active secondary trading market. Thus, Term Preferred Shares are not suitable for investors who seek the return of their investment within a specified timeframe before the term redemption date of the Term Preferred Shares.

Investing in Term Preferred Shares involves risks. See “Risk Factors” beginning on page 52. Certain of these risks are summarized in “Prospectus Summary—Special Risk Considerations” beginning on page 15 of this Prospectus. Although Term Preferred Shares are senior securities of the Fund, with priority in all respects to the Fund’s common shares, you could lose some or all of your investment.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

PRICE $1,000 A SHARE

The price to the public, underwriting discounts and commissions, estimated offering costs and proceeds, after expenses to the Fund for any issuance of Term Preferred Shares under this Prospectus will be disclosed in a prospectus supplement.

            , 2018

(continued from previous page)

Portfolio Contents.    As a non-fundamental policy, under normal market circumstances, the Fund will invest at least 80% of its Assets (net assets plus any borrowings for investment purposes), at the time of purchase, in securities in the issuing company’s capital structure that are senior to its common equity, including but not limited to debt securities and preferred securities. As a non-fundamental policy, under normal market circumstances, the Fund invests at least 70% of its Managed Assets (as defined below) in adjustable rate loans, primarily secured senior loans. As part of the 70% requirement, the Fund also may invest in unsecured senior loans and second lien loans. Adjustable rate loans are made to U.S. or non-U.S. corporations, partnerships and other business entities that operate in various industries and geographical regions. Such adjustable rate loans pay interest at rates that are redetermined periodically at short-term intervals on the basis of an adjustable base lending rate plus a premium. The Fund may invest in high yield debt and other debt and equity instruments as described herein in an aggregate amount of up to 30% of its Managed Assets. The Fund may invest all of its Managed Assets in adjustable rate loans and other debt instruments that are, at the time of investment, rated below investment grade or unrated but judged to be of comparable quality. See “Risk Factors—Issuer Level Risks—Below Investment Grade Risk.” The Fund has no policy limitations on its investments in securities of any credit rating or in defaulted securities. A security is considered investment grade quality if it is rated within the four highest letter grades (BBB- or Baa3 or better) by at least one nationally recognized statistical rating organization (“NRSRO”) that rates such instrument (even if it is rated lower by another), or if it is unrated by any NRSRO but judged to be of comparable quality by the portfolio managers. Securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal and are commonly referred to as “high yield” securities or “junk bonds.” “Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage, and derivatives will be valued at their market value.

Investment in the Fund involves substantial risks arising from, among other strategies, the Fund’s ability to invest substantially all of its Managed Assets in securities that are rated below investment grade or unrated but judged to be of comparable quality and the Fund’s use of leverage.

The Fund may invest up to 20% of its Managed Assets in securities of non-U.S. issuers, which may include debt securities of issuers located, or conducting their business in, emerging markets countries.

Leverage.    The Fund may use leverage to pursue its investment objectives to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund may source leverage through a number of methods including borrowings (including loans from financial institutions) (“Borrowings”), issuance of debt securities, issuance of preferred shares of beneficial interest and entering into reverse repurchase agreements. The Fund currently has outstanding Borrowings and reverse repurchase agreements, and from time to time may employ derivatives, such as credit default swaps, interest rate swaps, total return swaps and futures contracts that have the economic effect of leverage by creating additional investment exposure. Reverse repurchase agreements may be considered to be borrowings by the Fund, but are not considered to be “senior securities” as defined under the 1940 Act so long as the Fund establishes and maintains on its accounting records cash or other liquid assets equal to the Fund’s obligations in respect of such reverse repurchase agreements, as provided by Investment Company Act Release No. 10666 and related SEC guidance. See “The Fund’s Investments.” There is no assurance that the Fund’s leveraging strategy will be successful.

Dividends.    The dividend rate payable on the Term Preferred Shares on any date will be determined in accordance with the Fund’s Statement Establishing and Fixing the Rights and Preferences of Term Preferred Shares (the “Statement”), and will be disclosed in a prospectus supplement. Dividends on the Term Preferred Shares will be payable monthly. Dividends will be paid on the first business day of the month next following a dividend period and upon redemption of the Term Preferred Shares (each payment date a “Dividend Payment Date”). Dividends with respect to any monthly dividend period will be declared and paid to holders of record of Term Preferred Shares as their names shall appear on the registration books of the Fund at the close of business on the day immediately preceding such Dividend Payment Date (or, if such day is not a business day, the immediately preceding business day.

Redemption.    The Fund is required to redeem the Term Preferred Shares on the date specified in the Statement, unless earlier redeemed or repurchased by the Fund. In addition, Term Preferred Shares are subject to optional redemption by the Fund in certain circumstances. Term Preferred Shares will be subject to redemption at the option of the Fund, subject to payment of any premium specified in the Statement and a prospectus supplement, and at their liquidation preference thereafter. See “Description of Term Preferred Shares— Redemption.”

Priority of Payment.    The Fund has entered into (1) a senior committed secured revolving note purchase agreement with Montalis Investments B.V. (the “Noteholder”), with a rolling monthly 90-day maturity

(the “Credit Agreement”) and (ii) a senior uncommitted repurchase facility with Société Générale (“Société Générale”) establishing an asset purchase facility (the “Repo Facility” and, together with the Credit Agreement, the “Credit Facilities”). The Fund has an outstanding balance under both the Credit Agreement and Repo Facility. See “Use of Leverage.” The rights of lenders, such as the Noteholder and Société Générale, and any other creditors to receive payments of interest on and repayments of principal of any borrowings are senior to the rights of holders of Preferred Shares, including Term Preferred Shares, and common shares, with respect to the payment of dividends and other distributions, and upon liquidation. The Fund may not be permitted to redeem Term Preferred Shares unless at such time, the Fund meets certain asset coverage requirements and no event of default or other circumstance exists under the Credit Facilities that would limit or otherwise block payments in redemption. Term Preferred Shares, however, will be senior securities that represent stock of the Fund and are senior with priority in all respects to the Fund’s common shares as to payments of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. The Fund may issue additional preferred shares on parity with Term Preferred Shares, subject to certain limitations. The Fund may not issue additional classes of shares that are senior to Term Preferred Shares and other outstanding preferred shares of the Fund as to payments of dividends or as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. See “Description of Term Preferred Shares.”

Redemption and Paying Agent.    The redemption and paying agent for Term Preferred Shares will be Computershare Inc. and Computershare Trust Company, N.A., Canton, Massachusetts.

You should read this Prospectus, together with any prospectus supplement, which contains important information about the Fund before deciding whether to invest in Term Preferred Shares and retain it for future reference. A Statement of Additional Information, dated                 , 2018, and as it may be supplemented containing additional information about the Fund has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page 81 of this Prospectus, annual and semiannual reports to shareholders when available and other information about the Fund and make shareholder inquiries by calling (800) 257-8787 or by writing to the Fund, or from the Fund’s website (www.nuveen.com). The information contained in, or that can be accessed through, the Fund’s website is not part of this Prospectus. You also may obtain a copy of the Statement of Additional Information (and other information regarding the Fund, from the SEC’s website (www.sec.gov).

Term Preferred Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Prospectus

You should rely only on the information contained or incorporated by reference into this Prospectus. The Fund has not authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer of Term Preferred Shares in any state where the offer is not permitted. You should not assume that the information contained in this Prospectus is accurate as of any date other than the date on the front of this Prospectus. The Fund’s business, financial condition and prospects may have changed since that date. The Fund will update this Prospectus to reflect any material changes to the disclosures herein.

PROSPECTUS SUMMARY

This is only a summary. You should review the more detailed information contained elsewhere in this Prospectus, in any prospectus supplement and in the Statement of Additional Information, dated             , 2018, and as it may be supplemented (the “SAI”), including the Fund’s Statement Establishing and Fixing the Rights and Preferences of Term Preferred Shares (the “Statement”), attached as Appendix A to the SAI, prior to making an investment in the Fund, especially the information set forth under the heading “Risk Factors.”

The Fund	Nuveen Credit Strategies Income Fund (the “Fund”) is a diversified, closed-end management investment company. The Fund’s common shares, $.01 par value (“Common Shares”), are traded on the New York Stock Exchange (the “NYSE”) under the symbol “JQC.” See “Description of Outstanding Shares and Debt—Common Shares.” As of June 30, 2018, the Fund had 135,766,990 Common Shares outstanding and net assets applicable to Common Shares of $1,228,286,368. Term Preferred Shares, as defined below, and any other preferred shares of the Fund that may then be outstanding are collectively referred to as “Preferred Shares.” The Fund commenced investment operations on June 25, 2003. Holders of Common Shares are referred to as “Common Shareholders.”

Offering Methods	The Fund may offer, on an immediate, continuous or delayed basis, up to $250,000,000 of Term Preferred Shares (“Term Preferred Shares”), on terms to be determined at the time of the offering. The series designation, term redemption date, dividend rate, use of proceeds and other details concerning any issuance of Term Preferred Shares under this Prospectus will be disclosed in a prospectus supplement. The Fund may offer Term Preferred Shares using one or more of the following methods: (i) through an underwriting syndicate; and (ii) through privately negotiated transactions between the Fund and specific investors. See “Plan of Distribution.”

The Fund currently intends to distribute Term Preferred Shares offered pursuant to this Prospectus primarily through an underwriting syndicate, although from time to time it may also distribute shares through one or more privately negotiated transactions. To the extent shares are distributed other than through an underwriting syndicate, the Fund will file a supplement to this Prospectus describing such transactions.

Distribution Through Underwriting Syndicate. The Fund expects to issue Term Preferred Shares through a syndicated offering. The Fund will launch a syndicated offering on a day, and upon terms, mutually agreed upon between the Fund and the underwriting syndicate, as described in a prospectus supplement.

The Fund will offer Term Preferred Shares at a price of $1,000 per share, including underwriting discounts and commissions, which will be paid by investors. The applicable underwriting discounts and commissions will be negotiated by the Fund in consultation with the underwriting syndicate. The Fund will compensate the underwriting syndicate out of the proceeds of the offering based upon arrangements to be disclosed in a prospectus supplement. See “Plan of Distribution—Distribution Through Underwriting Syndicates.”

Distribution Through Privately Negotiated Transactions. The Fund from time to time may sell directly to, and solicit offers from, institutional and other sophisticated investors, who may be deemed to be underwriters as defined in the Securities Act of 1933 (the “1933 Act”) for any resale of Term Preferred Shares. The terms of such privately negotiated transactions will be subject to the discretion of the management of the Fund. In determining whether to sell Term Preferred Shares through a privately negotiated transaction, the Fund will consider relevant factors, including, but not limited to, the attractiveness of obtaining additional funds through the sale of Term Preferred Shares, the purchase price to apply to any such sale of Term Preferred Shares and the investor seeking to purchase the Term Preferred Shares. See “Plan of Distribution—Distribution Through Privately Negotiated Transactions.”

Use of Proceeds	Generally, the Fund intends to use the net proceeds from the sale of Term Preferred Shares to repay all or a portion of the Fund’s borrowings under its Credit Facilities (as defined below), to repurchase securities subject to reverse repurchase agreements or to increase the Fund’s leverage. The use of the net proceeds of any particular offering of Term Preferred Shares under this Prospectus will be disclosed in a prospectus supplement.

Priority of Payment	The Fund has entered into: (1) a senior committed secured revolving note purchase agreement with Montalis Investments B.V. (the “Noteholder”), with a rolling monthly 90-day maturity (the “Credit Agreement”) and (2) a senior uncommitted repurchase facility with Société Générale (“Société Générale”) establishing an asset purchase facility (the “Repo Facility” and, together with the Credit Agreement, the “Credit Facilities”). The Fund has an outstanding balance under both the Credit Agreement and Repo Facility. See “Use of Leverage.” The rights of lenders, such as the Noteholder and Société Générale, and any other creditors to receive payments of interest on and repayments of principal of any borrowings are senior to the rights of holders of Preferred Shares, including Term Preferred Shares, and Common Shareholders (each, a “Shareholder”), with respect to the payment of dividends and other distributions, and upon liquidation.

Under the terms of the Credit Facilities, the Fund may not be permitted to redeem Term Preferred Shares unless at such time, the Fund meets certain asset coverage and borrowing base requirements and no event of default or other circumstance exists under the Credit Facilities that would limit or otherwise block payments in redemption. In general, “asset coverage” measures how well a company can repay or “cover” its obligations, including debt obligations like Borrowings (as defined below) under the Credit Facilities and Preferred Shares, such as the Term Preferred Shares. In general, the “borrowing base” is the total amount of collateral against which a lender will lend funds to a company. It typically represents a maximum cap on how much asset-based debt a company can obtain, and involves multiplying a discount factor by each type of asset used as collateral.

Under the terms of the Credit Facilities, the Fund cannot make any redemption or dividend payment on the Term Preferred Shares if a default (or insolvency event) exists or would result from such payment; provided that, until the Noteholder takes certain actions with respect to the default (or insolvency event), the Fund may make payments following the default (or insolvency event) solely to the extent necessary to enable the Fund to maintain its status as a regulated investment company under Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”) and to avoid the imposition of an excise tax on the Fund under Section 4982 of the Code. If the Fund fails to have asset coverage of at least 222% at any time, the Fund must submit a prepayment plan and within 10 Business Days (as defined in “Dividend Payments” below) use available funds to prepay Borrowings (as defined below under “Use of Leverage”), such that the Fund regains asset coverage with respect to the sum of total Borrowings outstanding under the Credit Agreement and the Repo Facility of at least 256%. Under the 1940 Act, the Fund may not (i) declare any dividend with respect to any Preferred Shares if asset coverage with respect to any borrowings of the Fund that are senior securities representing indebtedness (as defined in the 1940 Act), would be less than 200% or (ii) declare any other distribution on the Preferred Shares or purchase or redeem Preferred Shares if at the time of the declaration or redemption (and after giving effect thereto), asset coverage with respect to such borrowings that are senior securities representing indebtedness would be less than 300% (or such higher percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring distributions, purchases or redemptions of its shares).

Term Preferred Shares will be senior securities that constitute stock of the Fund and are senior, with priority in all respects, to the Fund’s Common Shares as to payments of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. The Fund may not issue additional classes of shares that are senior to the Term Preferred Shares as to payments of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

Who May Want to Invest	You should consider your investment goals, time horizons and risk tolerance before investing in Term Preferred Shares. An investment in Term Preferred Shares is not appropriate for all investors and is not intended to be a complete investment program. Term Preferred Shares are designed as an investment to help achieve the after-tax income and capital preservation goals of investors, and not as a trading vehicle. Term Preferred Shares may be an appropriate investment for you if you are seeking:

•	Consistent monthly dividends;

•	Return of your capital investment after a limited term to be disclosed in a prospectus supplement; and

•	A security that benefits from significant over-collateralization and related protective provision.

However, keep in mind that you will need to assume the risks associated with an investment in Term Preferred Shares and the Fund. See “Risk Factors.”

Investors in Term Preferred Shares benefit from “over-collateralization” in the sense that the terms of the Term Preferred Shares require the Fund to maintain Asset Coverage of at least 225%. In addition, investors in Term Preferred Shares benefit from related protective provisions, including a requirement for corrective actions in the event the Fund fails to satisfy the Asset Coverage requirement under the terms of the Term Preferred Shares. See “Asset Coverage and Corrective Action.”

Dividend Rate	The dividend rate payable on the Term Preferred Shares (the “Dividend Rate”) on any date will be determined in accordance with the Statement, and will be disclosed in a prospectus supplement. See “Description of Term Preferred Shares—Dividends and Dividend Periods—Dividend Rate.”

Dividend Payments

The holders of Term Preferred Shares will be entitled to receive cumulative cash dividends and other distributions (i.e., capital gains distributions and distributions that are not treated as dividends for federal income tax purposes in the event that the Fund has insufficient earnings and profits (often referred to as “return of capital”)) on each such share, when, as and if declared by, or under authority granted by, the Board of Trustees of the Fund (the “Board of Trustees”), out of funds legally available for payment. Dividends on the Term Preferred Shares will be payable monthly. The first dividend period for the Term Preferred Shares of a Series will commence on the first issuance date of the Term Preferred Shares of a Series (the Date of Original Issue”) of such Term Preferred Shares and end on the date specified in the Statement and disclosed in a prospectus supplement. Each Series of Term Preferred Shares is expected to have a different Date of Original Issue. Each subsequent dividend period will be a calendar month (or the portion thereof occurring prior to the redemption of such Term Preferred Shares) (each dividend period a “Dividend Period”). Dividends will be paid on the first Business Day of the month next following a Dividend Period and upon redemption of the Term Preferred Shares (each payment date a “Dividend Payment Date”). Dividends with respect to any monthly Dividend Period will be declared and paid to holders of record of Term Preferred Shares as their names shall appear on the registration books of the Fund at the close of business on the day immediately preceding such Dividend Payment Date (or, if such day is not a Business Day, the immediately preceding Business Day). See “Description of Term Preferred Shares—Dividends and Dividend Periods.”

“Business Day” means any day (a) other than a day on which commercial banks in The City of New York, New York are required or authorized by law or executive order to close and (b) on which the NYSE is not closed.

On account of the foregoing provisions, only the holders of Term Preferred Shares on the record date for a Dividend Period will be entitled to receive dividends and other distributions payable with respect to such Dividend Period, and holders of Term Preferred Shares who sell shares before such a record date and purchasers of Term Preferred Shares who purchase shares after such a record date should take the effect of the foregoing provisions into account in evaluating the price to be received or paid for such Term Preferred Shares.

Term Redemption	The Fund is required to provide for the mandatory redemption of all outstanding Term Preferred Shares on the date specified in the Statement and disclosed in a prospectus supplement, at a redemption price equal to $1,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared but without interest thereon) to (but excluding) the redemption date (the “Term Redemption Price”) out of funds legally available therefore and to the extent permitted by any credit agreement in effect on such date. No amendment, alteration or repeal of the obligations of the Fund to redeem all of the Term Preferred Shares on the term redemption date can be effected without the unanimous vote or consent of the holders of Term Preferred Shares outstanding at such time. See “Description of Term Preferred Shares—Redemption” and “—Voting Rights.”

Asset Coverage and Corrective

Action

With respect to the Term Preferred Shares, the Fund is required to comply with the asset coverage provisions of the 1940 Act, as well as the asset coverage provisions described in the Statement. “Asset Coverage” for Term Preferred Shares is calculated pursuant to Section 18(h) of the 1940 Act, as in effect on the date of the

Statement, and is determined on the basis of values calculated as of a time within 48 hours (only including Business Days) preceding each daily determination (“Asset Coverage”). In maintaining Asset Coverage as required by either the 1940 Act, or the governing documents for the Term Preferred Shares, the Fund may be required to sell a portion of its investments at a time that it may be disadvantageous for the Fund to do so if, as a result of market fluctuations or otherwise, the Fund fails to maintain the Asset Coverage of at least 225% under the Term Preferred Shares governing documents or as a result of the provisions relating to asset coverage of at least 200% under the 1940 Act. See “Description of Term Preferred Shares—Asset Coverage.”

Under the Statement, if the Fund fails to have Asset Coverage (as defined under “Asset Coverage” below) of at least 225% as of the close of business on any Business Day on which such Asset Coverage is required to be calculated and such failure is not cured as of the close of business on the date that is 30 calendar days following such Business Day (the “Asset Coverage Cure Date”), the Fund will, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”) and Massachusetts law and pursuant to the terms and conditions of any credit agreement, loan agreement, credit facility or other agreement representing borrowings of the Fund that is in effect at such time, by the close of business on the Business Day next following such Asset Coverage Cure Date, determine (i) the Corrective Action (as defined in “Redemption and Paying Agent” below) to be taken to cause the Fund to regain Asset Coverage; (ii) if applicable, the identity and market value of assets of the Fund to be sold in connection with a Corrective Action; and (iii) the date, which date will not be later than 20 Business Days following such Asset Coverage Cure Date, on which the Fund will regain Asset Coverage. As used herein, “Corrective Action” means, for the purpose of allowing the Fund to comply with the Asset Coverage requirements, (a) the irrevocable deposit with the Redemption and Paying Agent (as defined below) of certain securities described in the Statement to fund the redemption of Term Preferred Shares; (b) the repayment of indebtedness of the Fund; (c) corrective trades involving Fund assets; or (d) any combination of the actions described in clauses (a) through (c) above. If Term Preferred Shares are to be redeemed in such an event, they will be redeemed out of funds legally available therefore and to the extent permitted by any credit agreement in effect on such date at a redemption price equal to their $1,000 liquidation preference per share plus accumulated but unpaid dividends thereon (whether or not declared, but excluding interest thereon) to (but excluding) the date fixed for such redemption (the “Asset Coverage Redemption Price”).

Optional Redemption

Term Preferred Shares may be subject to optional redemption (in whole or, from time to time, in part) at the sole option of the Fund out of funds legally available therefor and to the extent permitted by any credit agreement in effect on such date, as specified in the Statement and described in a prospectus supplement. If applicable, the Fund may redeem Term Preferred Shares in an optional redemption at the redemption price per share equal to the sum of the $1,000 liquidation preference per share plus (i) any premium (expressed as a percentage of the liquidation preference) (as specified in the Statement and disclosed in a prospectus supplement) and (ii) an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared but without interest thereon) to (but excluding) the date fixed for such redemption. See “Description of Term Preferred Shares—Redemption—Optional Redemption.”

Federal and State Income Taxes	The Fund has elected to be treated, and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a regulated investment company, the Fund generally does not expect to be subject to federal income tax. The Fund has received an opinion from its tax counsel that for federal income tax purposes, the Term Preferred Shares will be treated as equity in the Fund. See “Tax Matters.”

Ratings	The Fund is obligated only to use commercially reasonable efforts to cause at least one rating agency (each a “Rating Agency” and collectively the “Rating Agencies”) to publish a credit rating with respect to the Term Preferred Shares for so long as Term Preferred Shares are outstanding. The Fund may choose a different Rating Agency or Rating Agencies to rate the Term Preferred Shares and the ratings of the Term Preferred Shares may vary.

The Fund may be subject to certain restrictions or guidelines by a Rating Agency to achieve a desired rating. Such restrictions and guidelines vary by Rating Agency and by desired ratings. These guidelines generally include asset coverage requirements; portfolio characteristics such as portfolio diversification and credit rating criteria; and qualitative views on the Fund and Fund management. While these restrictions and guidelines may impose different requirements than those under the 1940 Act, it is not anticipated that these restrictions or guidelines will impede the management of the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

Further details, including the applicable Rating Agencies, concerning the ratings of any series of Term Preferred Shares sold under this Prospectus will be set forth in a prospectus supplement relating to the offering of such series. The Fund will bear the costs associated with obtaining any rating on the Term Preferred Shares.

Voting Rights	Except as otherwise provided in the Fund’s Declaration of Trust (the “Declaration of Trust”), the Statement or as otherwise required by law, (i) each holder of Term Preferred Shares shall be entitled to one vote for each Term Preferred Share held by such holder on each matter submitted to a vote of Shareholders of the Fund and (ii) the holders of outstanding Preferred Shares, including the Term Preferred Shares, and of Common Shares (Common Shares and Preferred Shares shall hereinafter be referred to together as the “Shares”) shall vote together as a single class; provided that holders of Preferred Shares, including the Term Preferred Shares, voting separately as a class, shall elect at least two of the Fund’s trustees and will elect a majority of the Fund’s trustees to the extent the Fund fails to pay dividends on any Preferred Shares, including the Term Preferred Shares, in an amount equal to two full years of dividends on that stock. See “Description of Term Preferred Shares—Voting Rights.”

Liquidation Preference	The liquidation preference of Term Preferred Shares will be $1,000 per share, unless otherwise specified in the Statement and disclosed in a prospectus supplement (the “Liquidation Preference”). In the event of any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the holders of Term Preferred Shares will be entitled to receive a liquidation distribution per share equal to the Liquidation Preference plus an amount equal to all unpaid dividends and other distributions accumulated to (but excluding) the date fixed for distribution or payment (whether or not earned or declared by the Fund, but without interest thereon). See “Description of Term Preferred Shares—Liquidation Rights.”

Investment Objectives and Policies	The Fund’s primary investment objective is to achieve a high level of current income. The Fund’s secondary objective is total return. The Fund cannot assure you that it will achieve its investment objectives. The Fund’s investment objectives and any investment policies identified as such are considered fundamental and may not be changed without shareholder approval.

As a non-fundamental policy, under normal market circumstances, the Fund will invest at least 80% of its Assets (net assets plus any borrowings for investment purposes), at the time of purchase, in securities in the issuing company’s capital structure that are senior to its common equity, including but not limited to debt securities and preferred securities.

As a non-fundamental policy, under normal market circumstances, the Fund invests at least 70% of its Managed Assets in adjustable rate loans, primarily secured senior loans. As part of the 70% requirement, the Fund also may invest in unsecured senior loans (together with secured senior loans referred to herein as “Senior Loans”) and secured and unsecured subordinated or second lien loans. Adjustable rate Senior Loans and adjustable rate subordinated loans are sometimes collectively referred to in this Prospectus as “Adjustable Rate Loans.”

“Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage, and derivatives will be valued at their market value.

Adjustable Rate Loans pay interest at rates that are redetermined periodically at short-term intervals by reference to a base lending rate, primarily the London Interbank Offered Rate (“LIBOR”) (of any tenor, but typically between one month and six months, and currency), plus a premium. The Fund may invest all of its Managed Assets in Adjustable Rate Loans and other debt instruments that are, at the time of investment, rated below investment grade or unrated but judged to be of comparable quality. Securities (which term for purposes of this Prospectus includes Adjustable Rate Loans) of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal and are commonly referred to as “junk bonds.” Adjustable Rate Loans are made to U.S. or non-U.S. corporations, partnerships and other business entities (“Borrowers”) that operate in various industries and geographical regions, which may include middle-market companies. As used in the Prospectus, “middle-market” generally refers to companies with annual revenues of approximately $500 million or below and subordinated loans to middle markets companies are generally referred to as “mezzanine loans.” It is anticipated that the proceeds of the Adjustable Rate Loans in which the Fund invests will be used by Borrowers to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings, internal growth and for other corporate purposes.

Borrowers under Adjustable Rate Loans and issuers of other securities in which the Fund may invest are sometimes collectively referred to herein as “Issuers.”

Under normal circumstances, the Fund may invest up to 30% of its Managed Assets in the following securities:

•

other debt securities such as investment and non-investment grade debt securities, fixed rate Senior Loans or subordinated loans, convertible securities and structured notes (other than structured notes that are designed to provide returns and risks that emulate those of Adjustable Rate Loans, which may be treated as an investment in Adjustable Rate Loans for purposes of the 70% requirement set forth above);

•	mortgage-related and other asset-backed securities (including collateralized loan obligations and collateralized debt obligations);

•	debt securities and other instruments issued by government, government-related or supranational issuers (commonly referred to as sovereign debt securities); and

•	domestic and international equity securities.

Substantially all of the Adjustable Rate Loans the Fund likely will invest in are, at the time of investment, rated below investment grade or unrated but judged by the portfolio managers to be of comparable quality. The Fund has no policy limitations on its investments in securities of any credit rating or in defaulted securities. Investment grade quality securities are those securities that, at the time of investment, are (i) rated by at least one nationally recognized statistical rating organization (“NRSRO”) within the four highest grades (BBB- or Baa3 or better by Standard & Poor’s Corporation, a division of The McGraw-Hill Companies (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch Ratings (“Fitch”)), or (ii) unrated but judged to be of comparable quality. Investments rated below investment grade, or that are unrated but of equivalent credit quality, are commonly referred as “junk bonds” and have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal when due. The Fund may also purchase other debt securities that are rated below investment grade or that are unrated but judged by the Advisers to be of comparable quality. See “The Fund’s Investments—Portfolio Composition and Other Information” and “Risk Factors—Issuer Level Risks—Below Investment Grade Risk.”

Under normal circumstances:

•

The Fund will invest at least 80% of its Assets (net assets plus any borrowings for investment purposes), at the time of purchase, in securities in the issuing company’s capital structure that are senior to its common equity, including but not limited to debt securities and preferred securities.

•	The Fund invests at least 70% of its Managed Assets in Adjustable Rate Loans.

•	The Fund may invest in high yield debt and other debt and equity instruments as described herein in an aggregate amount of up to 30% of its Managed Assets.

•

The Fund maintains an average duration of two years or less for its portfolio investments in Adjustable Rate Loans and other debt instruments. See “The Fund’s Investments—Investment Objective and Policies” for a description of duration.

•	The Fund will not invest in inverse floating rate securities.

•

The Fund may invest up to 20% of its Managed Assets in securities of non-U.S. Issuers that are U.S. dollar or non-U.S. dollar denominated. The Fund’s Managed Assets to be invested in Adjustable Rate Loans and other debt instruments of non-U.S.

Adjustable Rate Loans and other debt instruments of non-U.S. Issuers may include debt securities of Issuers located, or conducting their business in, emerging markets countries.

•

The Fund may not invest more than 25% of its total assets in securities from an industry which (for the purposes of this Prospectus) generally refers to the classification of companies in the same or similar lines of business such as the automotive, textiles and apparel, hotels, media production and consumer retailing industries.

In pursuing its objective of high current income, the Fund invests in Adjustable Rate Loans and other debt instruments that may involve significant credit risk. As part of its efforts to manage this risk and the potential impact of such risk on the overall value and returns of the Fund’s portfolio, the Fund generally follows a credit management strategy that includes (i) a focus on Senior Loans that are secured by specific assets, (ii) rigorous and on-going bottom-up fundamental analysis of Issuers, and (iii) overall portfolio diversification. The Sub-Adviser (as defined below) will perform its own credit and research analysis of Issuers, taking into consideration, among other things, the entity’s financial resources and operating history, its sensitivity to economic conditions and trends, the ability of its management, its debt maturity schedules and borrowing requirements, its anticipated cash flow, interest and asset coverage, and its earnings prospects. Even with these efforts, because of the greater degree of credit risk within the portfolio, the Fund’s net asset value could decline over time. In an effort to help preserve the Fund’s overall capital, the Sub-Adviser seeks to enhance portfolio value by investing in securities it believes to be undervalued, which, if successful, can mitigate the potential loss of value due to credit events over time.

The Fund may enter into certain derivative transactions, primarily but not limited to credit default swaps, interest rate swaps, total return swaps and futures contracts, as a hedging technique to protect against potential adverse changes in the market value of portfolio instruments. The Fund also may use derivatives to attempt to protect the net asset value of the Fund, to facilitate the sale of certain portfolio instruments, to manage the Fund’s effective interest rate exposure, and as a temporary substitute for purchasing or selling particular instruments. From time to time, the Fund also may enter into derivative transactions to create investment exposure. Derivative instruments in which the Fund invests are valued at their market values.

Under normal market circumstances, the Fund will seek to maintain an average duration of two years or less for its portfolio, including the effect of leverage. In this Prospectus, “average duration” and “average portfolio duration” are each defined to be the modified duration of the Fund’s portfolio, which is the measure of a debt instrument’s or a portfolio’s price sensitivity with respect to changes in market yields adjusted to reflect the effect of the Fund’s effective leverage. Prices of instruments with shorter durations tend to be less sensitive to interest rate changes than instruments with longer durations. In general, the value of a portfolio of instruments with a shorter duration can be expected to be less sensitive to interest rate changes than a portfolio with a longer duration. For example, the price of a bond with an effective duration of two years will rise (fall) two percent for every one percent decrease (increase) in its yield, and the price of a five-year duration bond will rise (fall) five percent for a one percent decrease (increase) in its yield. As of June 30, 2018, the average leverage-adjusted effective duration of the Fund’s portfolio was 0.72 years, which includes the effects and leverage. The Fund has no policy limiting the maturity of the Adjustable Rate Loans that it purchases. Adjustable Rate Loans usually have mandatory and optional prepayment provisions. Because of prepayments, the actual remaining maturity of Adjustable Rate Loans may be considerably less than their stated maturity. As of June 30, 2018, the effective maturity of the Fund’s portfolio was 5.16 years.

The Fund has no policy limiting the market capitalization of the equity securities in which it invests.

During temporary defensive periods (e.g., times of adverse market, economic or political conditions), the Fund may deviate from its investment policies and objective. During such periods, the Fund may invest up to 100% of its Managed Assets in short-term investments, including high quality, short-term securities, or may invest in short-, intermediate-, or long-term U.S. Treasury securities. There can be no assurance that such strategies will be successful. For a more complete discussion of the Fund’s portfolio composition, see “The Fund’s Investments.”

Investment Adviser	Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”) is the Fund’s investment adviser, responsible for overseeing the Fund’s overall investment strategy and its implementation.

Nuveen Fund Advisors offers advisory and investment management services to a broad range of investment company clients. Nuveen Fund Advisors has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen Fund Advisors is an indirect subsidiary of Nuveen, LLC (“Nuveen”), the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund. As of March 31, 2018, Nuveen managed approximately $967 billion in assets, of which approximately $139 billion was managed by Nuveen Fund Advisors.

Sub-Adviser	Symphony Asset Management LLC (“Symphony” and, together with Nuveen Fund Advisors, the “Advisers”) serves as the Fund’s investment sub-adviser and is an affiliate of Nuveen Fund Advisors. Symphony is a registered investment adviser. Symphony oversees the day-to-day investment operations of the Fund.

Use of Leverage

The Fund may use leverage to pursue its investment objectives to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including borrowings (including loans from financial institutions) (“Borrowings”), issuance of debt securities, issuance of Preferred Shares of beneficial interest and entering into reverse repurchase agreements. The Fund currently employs leverage through Borrowings and reverse repurchase agreements, and from time to time may employ derivatives, such as credit default swaps, interest rate swaps, total return swaps and futures contracts that have the economic effect of leverage. See “Use of Leverage” and “The Fund’s Investments—Portfolio Composition and Other Information—Derivatives” in the Prospectus and “Hedging Transactions” in the SAI. Reverse repurchase agreements may be considered to be borrowings by the Fund, but are not considered to be “senior securities” as defined under the 1940 Act so long as the Fund establishes and maintains on its accounting records cash or other liquid assets equal to the Fund’s obligations in respect of such reverse repurchase agreements, as provided by Investment Company Act Release No. 10666 and related SEC guidance. Generally, the Fund intends to use the proceeds from the sale of Term Preferred Shares to repay all or a portion of the Fund’s Borrowings under its Credit Facilities, to repurchase securities subject to reverse repurchase agreements or to increase the Fund’s leverage. With respect to Borrowings, the Fund has entered into the Credit Agreement and the Repo Facility. The borrowing capacity under the Credit Agreement is $610 million. The Credit Agreement has a rolling monthly 90-day maturity, with an end date of April 1, 2020, unless extended. The Fund has the right to augment or replace the Credit Agreement with a new credit agreement in the future, and any such augmented or replacement credit agreement may contain terms that are materially different than the terms contained in the existing Credit Agreement, including terms that limit payments to holders of Term Preferred Shares. Under the Repo Facility, as a means of leverage, the Fund sells to Société Générale a security or securities that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date, with the Fund retaining the risk of loss that is associated with that security. The Fund will segregate assets determined by Nuveen Fund Advisors to be liquid to cover its obligations under the Repo Facility. As of January 31, 2018, the Fund’s outstanding balance on these Borrowings under the Credit Agreement was $561,000,000 and under the Repo Facility was $145,000,000. For the six months ended January 31, 2018, the average daily balance outstanding and average annual interest rate on these Borrowings were $561,000,000 and 2.53%, respectively. The Credit Agreement is secured by substantially all of the assets of the Fund and the Repo Facility is secured by certain specific segregated assets of the Fund.

The Fund has entered into reverse repurchase agreements as a means of leverage. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment.

So long as the net rate of income received on the Fund’s investments purchased with leverage proceeds exceeds the then current expense on any leverage, the investment of leverage proceeds will generate more net income than if the Fund had not used leverage. However, if the rate of net income received from the Fund’s portfolio investments purchased with the proceeds of leverage is less than the then current interest rate on that leverage, the Fund may be required to utilize other Fund assets to make interest payments on its leveraging instruments.

The Fund may use derivatives, such as interest rate swaps with varying terms, in order to manage the interest rate expense associated with all or a portion of its leverage. Interest rate swaps are bi-lateral agreements whereby parties agree to exchange future payments, typically based upon the differential of a fixed rate and a variable rate, on a specified notional amount. Interest rate swaps can enable a fund to effectively convert its variable leverage expense to fixed, or vice versa. For example, if the Fund issues leverage having a short-term floating rate of interest, the Fund could use interest rate swaps to hedge against a rise in the short-term benchmark interest rates associated with its outstanding leverage. In doing so, the Fund would seek to achieve lower leverage costs over an extended period, which would be the result if short-term interest rates on average exceed the fixed interest rate over the term of the swap. To the extent the fixed swap rate is greater than short-term interest rates on average over the period, overall costs associated with leverage will be greater than if the Fund had not entered into the interest rate swap(s).

The Fund pays a management fee to Nuveen Fund Advisors (which in turn pays a portion of such fee to Symphony) based on a percentage of Managed Assets. Managed Assets include the proceeds realized and managed from the Fund’s use of leverage (excluding the leverage exposure attributable to the use of futures, swaps and similar derivatives). Because Managed Assets include the Fund’s net assets as well as assets that are attributable to the Fund’s investment of the proceeds of its leverage, it is anticipated that the Fund’s Managed Assets will be greater than its net assets. Nuveen Fund Advisors will be responsible for using leverage to pursue the Fund’s investment objectives. Nuveen Fund Advisors will base its decision regarding whether and how much leverage to use for the Fund, and the terms of that leverage, on its assessment of whether such use of leverage is in the best interests of the Fund. However, a decision to employ or increase leverage will have the effect, all other things being equal, of increasing Managed Assets, and in turn Nuveen Fund Advisors’ and Symphony’s management fees. Thus, Nuveen Fund Advisors may have a conflict of interest in determining whether to use or increase leverage. Nuveen Fund Advisors will seek to manage that potential conflict by recommending to the Fund’s Board of Trustees to leverage the Fund (or increase such leverage) only when it determines that such action would be in the best interests of the Fund and its Shareholders, and by periodically reviewing with the Board of Trustees the Fund’s performance and the impact of the use of leverage on that performance.

The Fund may borrow for temporary purposes as permitted by the 1940 Act.

There is no assurance that the Fund’s use of leverage will work as planned or achieve its goals.

Unlisted Shares	The Term Preferred Shares will not be listed or traded on any securities exchange.

Redemption and Paying Agent	The Fund has entered into a Transfer Agency and Service Agreement with Computershare Inc. and Computershare Trust Company, N.A. Canton, Massachusetts (collectively, the “Redemption and Paying Agent”) for the purpose of causing the Fund’s transfer agent and registrar to serve as transfer agent and registrar, dividend disbursing agent, and redemption and paying agent with respect to Term Preferred Shares.

Special Risk Considerations	Risk is inherent in all investing. Therefore, before investing you should consider certain risks carefully when you invest in the Term Preferred Shares. The primary risks of investing directly in Term Preferred Shares are described below. In addition to risks associated with investing in Term Preferred Shares, an investor in the Term Preferred Shares will also be subject indirectly to the general risks associated with the Fund’s investment policies. For additional general risks of investing in Term Preferred Shares and general risks of the Fund, see “Risk Factors.”

Risks of Investing in Term Preferred Shares

Subordination Risk.    While holders of Term Preferred Shares will have equal liquidation and distribution rights to any other Preferred Shares that might be issued by the Fund, they will be subordinated to the rights of holders of senior indebtedness of the Fund, including the Credit Facilities or any other credit agreement or reverse repurchase agreement in effect on such date. Therefore, dividends, distributions, payments in redemption and other payments to holders of Term Preferred Shares (i) may be blocked by the terms of the Credit Facilities or any other credit agreement or reverse repurchase agreement in effect on such date and (ii) may be subject to prior payments due to the holders of senior indebtedness. The Fund also has the right to augment or replace the Credit Agreement with a new credit agreement at any time, and any such augmented or replacement credit agreement may contain terms that are materially different than the terms contained in the existing Credit Agreement, including terms that limit payments to holders of Term Preferred Shares.

In addition, the 1940 Act may provide debt holders with voting rights that are superior to the voting rights of Preferred Shares holders, including holders of Term Preferred Shares. The rights of lenders, including Société Générale and the Noteholder, creditors and counterparties of the Fund will also be senior to those of holders of Term Preferred Shares.

Capital Structure Risk. As noted above, the Fund has entered into the Credit Facilities, and has an outstanding balance. The rights of lenders, such as Société Générale and the Noteholder, to receive payments of interest on and repayments of principal of any borrowings are senior to the rights of the Fund’s equity holders, such as holders of Term Preferred Shares and Common Shares, with respect to the payment of dividends and other distributions, and upon liquidation. The Fund may not be permitted to declare dividends and other distributions with respect to Preferred Shares, including the Term Preferred Shares, and Common Shares or redeem Term Preferred Shares unless at such time, the Fund meets certain asset coverage requirements and no event of default or other circumstance exists under the Credit Facilities (or any other credit agreement or reverse repurchase agreement in effect as of such date) that would limit or otherwise block payments in redemption.

Interest Rate Risk—Term Preferred Shares. Term Preferred Shares pay dividends at the Dividend Rate (as described in “Dividend Rate” above). The Dividend Rate may be adjusted periodically in accordance with the Statement and as disclosed in a prospectus supplement. Prices of fixed income investments vary inversely with changes in market yields. The market yields on securities comparable to Term Preferred Shares may increase, which would likely result in a decline in the secondary market price of Term Preferred Shares prior to the term redemption date.

Unlisted Shares Risk. Because the Fund has no prior trading history for Preferred Shares, it is difficult to predict the trading patterns of Term Preferred Shares, including the effective costs of trading Term Preferred Shares. Moreover, Term Preferred Shares will not be listed on a stock exchange. Thus, an investment in Term Preferred Shares may be illiquid and there may be no active trading market.

Ratings Risk. The Fund expects that, at issuance, the Term Preferred Shares will be rated by at least one Rating Agency designated by the Board of Trustees, and that such rating will be a requirement of issuance of such Shares by the underwriter pursuant to an underwriting agreement. There can be no assurance that the Term Preferred Shares will receive any particular rating from a Rating Agency, or that any such ratings will be maintained at the level originally assigned through the term of the Term Preferred Shares. In the event that one or more Rating Agency does not issue a rating on the Term Preferred Shares at all or at the minimum level required, the issuance and sale of Term Preferred Shares in this offering may not be completed. Ratings do not eliminate or mitigate the risks of investing in Term Preferred Shares. A rating issued by a Rating Agency is only the opinion of the entity issuing the rating at that time, and is not a guarantee as to quality, or an assurance of the future performance, of the rated security (in this case, Term Preferred Shares). In addition, the manner in which the Rating Agency obtains and processes information about a particular security may affect the Rating Agency’s ability to timely react to changes in an issuer’s circumstances (in this case, the Fund) that could influence a particular rating. A Rating Agency could downgrade Term Preferred Shares, which may make Term Preferred Shares less liquid in the secondary market and reduce market prices.

Early Redemption Risk. The Fund may, if permitted under the Statement and as disclosed in a prospectus supplement, voluntarily redeem Term Preferred Shares or may redeem Term Preferred Shares to meet regulatory requirements and satisfy the asset coverage requirements of the Term Preferred Shares. Such redemptions may be at a time that is unfavorable to holders of Term Preferred Shares. For further information, see “Description of Term Preferred Shares— Redemption” and “—Asset Coverage.”

Tax Risks. To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, among other things, the Fund must derive in each taxable year at least 90% of its gross income from certain prescribed sources. Additionally, in order to qualify as a regulated investment company, the Fund must meet certain distribution requirements. The failure to pay distributions could result in the Fund ceasing to qualify as a regulated investment company. Nevertheless, the Fund might not distribute all of its net investment income, and the Fund is not required to distribute any portion of its net capital gains. If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to stockholders, and such distributions would be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. The value of Term Preferred Shares may be adversely affected by changes in tax rates and policies.

In addition, the Fund will treat Term Preferred Shares as equity in the Fund for federal income tax purposes. See also the opinion of counsel included as Appendix D to the SAI. If the Term Preferred Shares were treated as debt rather than as equity for such purposes, the timing and character of such income to holders could be affected. See “Tax Matters.”

Income Shortfall Risk. If the interest rates paid on the securities held by the Fund fall below the Dividend Rate, the Fund’s ability to pay dividends on Term Preferred Shares could be jeopardized.

Reinvestment Risk—Term Preferred Shares. Given the limited term and potential for early redemption of Term Preferred Shares, holders of Term Preferred Shares may face an increased reinvestment risk, which is the risk that the return on an investment purchased with proceeds from the sale or redemption of Term Preferred Shares may be lower than the return previously obtained from an investment in Term Preferred Shares.

In addition to risks associated with investing in Term Preferred Shares, an investor in the Term Preferred Shares will also be subject indirectly to the general risks associated with the Fund’s investment policies, which are more fully disclosed in the “Risk Factors” section of this Prospectus.

Custodian	State Street Bank and Trust Company (“State Street” or the “Custodian”) serves as custodian of the Fund’s assets. See “Custodian, Transfer Agent, Dividend Disbursing Agent and Redemption and Paying Agent.”

Governing Law	The Declaration of Trust and the Statement are governed by the laws of the Commonwealth of Massachusetts.

FINANCIAL HIGHLIGHTS

The following Financial Highlights table is intended to help a prospective investor understand the Fund’s financial performance for the periods shown. Certain information reflects financial results for a single Common Share of the Fund. The total returns in the table represent the rate an investor would have earned or lost on an investment in Common Shares of the Fund (assuming reinvestment of all dividends). The information with respect to the fiscal years ended July 31, 2017, July 31, 2016 and July 31, 2015 has been audited by KPMG LLP, whose report for the fiscal years ended July 31, 2017, July 31, 2016 and July 31, 2015, along with the financial statements of the Fund including the Financial Highlights, is included in the Fund’s 2017, 2016 and 2015 Annual Reports, respectively. The information with respect to the six months ended January 31, 2018 is unaudited and is included in the Fund’s 2018 Semi-Annual Report which is incorporated herein by reference. The information with respect to the fiscal years ended prior to July 31, 2015 was audited by other auditors. A copy of the Annual Report and Semi-Annual Report may be obtained from www.sec.gov or by visiting www.nuveen.com. The information contained in, or that can be accessed through, the Fund’s website is not part of this Offering Memorandum. Past results are not indicative of future performance.

The following per share data and ratios have been derived from information provided in the financial statements.

Selected data for a common share outstanding throughout each period:

	Period Ended January 31,		Year Ended July 31
	2018 (l)		2017	2016	2015	2014		2013 (k)
Beginning Common Share NAV	$9.32		$9.25	$9.88	$10.25	$10.13		$9.88

Investment Operations:
Net Investment Income (Loss) (a)	0.23		0.52	0.58	0.62	0.60		0.42
Net Realized/Unrealized Gain (Loss)	(0.15)		0.18	(0.60)	(0.43)	0.16		0.29
Net Investment Income (Loss) to Fund Preferred Shareholders (b)	0.00		0.00	0.00	0.00	0.00		0.00
Net Realized/Unrealized Gain (Loss) to Fund Preferred Shareholders (b)	0.00		0.00	0.00	0.00	0.00		0.00

Total	0.08		0.70	(0.02)	0.19	0.76		0.71

Less Distributions to Common Shareholders:
From Net Investment Income	(0.29)		(0.63)	(0.61)	(0.56)	(0.64)		(0.46)
From Accumulated Net Realized Gains	0.00		0.00	0.00	0.00	0.00		0.00
Return of Capital to Common Shareholders	0.00		0.00	0.00	0.00	0.00		0.00

Total	(0.29)		(0.63)	(0.61)	(0.56)	(0.64)		(0.46)

Common Share:
Discount from Shares Repurchased and Retired	0.00		0.00	0.00 *	0.00 *	0.00	*	0.00

Ending NAV	$9.11		$9.32	$9.25	$9.88	$10.25		$10.13

Ending Share Price	$8.10		$8.69	$8.43	$8.59	$9.05		$10.03

Common Share Total Returns:
Based on NAV (c)	1.00%		7.70%	0.11%	1.82%	7.74%		7.32%
Based on Share Price (c)	(3.49)%		10.75%	5.98%	1.02%	(3.44)%		8.80%

COMMON SHARE SUPPLEMENTAL DATA/RATIOS APPLICABLE TO COMMON SHARES
Ending Net Assets (000)	$1,237,392		$1,265,447	$1,255,254	$1,344,763	$1,396,303		$1,380,261

Ratios to Average Net Assets Before Reimbursement (d)(e)
Expenses	2.79	%***	2.57%	2.41%	1.95%	1.77%		1.77	%***
Net Investment Income Loss (g)	4.89	%***	5.59%	6.32%	6.16%	5.84%		7.22	%***

Ratios to Average Net Assets After Reimbursement (e)
Expenses	N/A		N/A	N/A	N/A	1.76	%(f)	N/A
Net Investment Income Loss (g)	N/A		N/A	N/A	N/A	5.85	%(f)	N/A

Portfolio Turnover Rate (i)	35%		46%	46%	61%	65%		44%

	Year Ended December 31
	2012	2011	2010	2009	2008	2007
Beginning Common Share NAV	$9.18	$10.13	$9.00	$6.04	$12.46	$14.29

Investment Operations:
Net Investment Income (Loss) (a)	0.78	0.55	0.53	0.59	0.86	0.97
Net Realized/Unrealized Gain (Loss)	0.72	(0.72)	1.29	3.01	(6.14)	(1.30)
Net Investment Income (Loss) to Fund Preferred Shareholders (b)	0.00	0.00	0.00	0.00 *	(0.14)	(0.26)
Net Realized/Unrealized Gain (Loss) to Fund Preferred Shareholders (b)	0.00	0.00	0.00	0.00	0.00	(0.10)

Total	1.50	(0.17)	1.82	3.60	(5.42)	(0.69)

Less Distributions to Common Shareholders:
From Net Investment Income	(0.80)	(0.79)	(0.60)	(0.65)	(0.72)	(0.79)
From Accumulated Net Realized Gains	0.00	0.00	0.00	0.00	0.00	(0.30)
Return of Capital to Common Shareholders	0.00	0.00	(0.10)	0.00 *	(0.28)	(0.05)

Total	(0.80)	(0.79)	(0.70)	(0.65)	(1.00)	(1.14)

Common Share:
Discount from Shares Repurchased and Retired	0.00	0.01	0.01	0.01	0.00 *	0.00 *

Ending NAV	$9.88	$9.18	$10.13	$9.00	$6.04	$12.46

Ending Share Price	$9.65	$8.05	$8.80	$7.69	$4.87	$11.00

Common Share Total Returns:
Based on NAV (c)	16.80%	(1.70)%	21.02%	63.01%	(45.84)%	(5.34)%
Based on Share Price (c)	30.55%	0.24%	24.26%	76.23%	(49.39)%	(14.70)%

COMMON SHARE SUPPLEMENTAL DATA/RATIOS APPLICABLE TO COMMON SHARES
Ending Net Assets (000)	$1,345,657	$1,250,245	$1,388,235	$1,242,799	$843,469	$1,740,952

Ratios to Average Net Assets Before Reimbursement (d)(e)
Expenses	1.86%	1.70%	1.64%	1.75%	2.41%	1.50%
Net Investment Income Loss (g)	8.07%	5.44%	5.41%	8.01%	8.00%	6.51%

Ratios to Average Net Assets After Reimbursement (e)
Expenses	N/A	1.65%	1.48%	1.48%	1.95%	1.02%
Net Investment Income Loss (g)	N/A	5.49%	5.57%	8.27%	8.45%	6.99%

Portfolio Turnover Rate (i)	127%	37%	48%	55%	37%	78%

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	The amounts shown are based on common share equivalents.
(c)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.
Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. As of June 30, 2011, the Adviser is no longer reimbursing the Fund for any fees or expenses.

(e)	•	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to reverse repurchase agreements and borrowings, where applicable.
	•	Each ratio includes the effect of dividends expense on securities sold short and all interest expense and other costs related to reverse repurchase agreements and borrowings, where applicable, as follows:

	Period Ended January 31,		Year Ended July 31,						Year Ended December 31,
	2018 (l)		2017	2016	2015	2014	2013 (k)		2012		2011		2010		2009		2008	2007
Ratios of Dividends Expense on Securities Sold Short to Average Net Assets Applicable to Common Shares (j)	—%		—%	—%	—%	—%	—%		—	%**	—	%**	—	%**	—	%**	0.01%	—	%**
Ratios of Interest Expense to Average Net Assets Applicable to Common Shares	1.45	%***	1.23%	1.01%	0.66%	0.52%	0.55	%***	0.58%		0.43%		0.40%		0.46%		0.83%	—%

(f)	During the fiscal year ended July 31, 2014, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with a common shares equity shelf program. As a result the Expenses and Net Investment Income (Loss) Ratios to Average Net Assets Applicable to Common Shares reflect the voluntary expense reimbursement from Adviser.
(g)	Each Ratio of Net Investment Income (Loss) includes the effect of the increase (decrease) of the net realizable value of the receivable for matured senior loans. The increase (decrease) to the Ratios of Net Investment Income (Loss) to Average Net Assets Applicable to Common Shares were as follows:

Increase (Decrease) to Ratios of Net Investment Income (Loss) to Average Net Assets Applicable to Common Shares(h)
Year Ended 7/31:
2018 (l)	—%
2017	—
2016	—
2015	—
2014	—
2013 (k)	—
Year Ended 12/31:
2012	—	**
2011	—	**
2010	—	**
2009	—
2008	—
2007	—

(h)	The Fund had no matured senior loans subsequent to the fiscal year ended December 31, 2012.
(i)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales divided by the average long-term market value during the period.
(j)	Effective for periods beginning after December 31, 2011, the Fund no longer makes short sales of securities.
(k)	For the seven months ended July 31, 2013.
(l)	For the six months ended January 31, 2018 (unaudited).
*	Rounds to less than $0.01 per share.
**	Rounds to less than 0.01%.
***	Annualized.
N/A	Fund no longer has a contractual reimbursement agreement with the Adviser.

	Period Ended January 31,	Year Ended July 31,					Year Ended December 31,
	2018 (a)	2017	2016	2015	2014	2013 (b)	2012	2011	2010	2009	2008	2007

BORROWINGS AT THE END OF PERIOD
Aggregate Amount Outstanding (000)	$561,000	$561,000	$561,000	$640,000	$606,000	$561,000	$561,000	$517,000	$400,000	$400,000	$224,200	$—
Asset Coverage Per $1,000 Share	$3,206	$3,256	$3,238	$3,101	$3,304	$3,460	$3,399	$3,418	$4,471	$4,107	$5,502	$—

FUNDPREFERRED SHARES AT THE END OF PERIOD
Aggregate Amount Outstanding (000)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$165,800	$965,000
Asset Coverage Per $1,000 Share	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$152,182	$70,102

(a)	For the six months ended January 31, 2018 (unaudited).
(b)	For the seven months ended July 31, 2013.

THE FUND

The Fund is a diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Massachusetts business trust on March 17, 2003, pursuant to the Declaration of Trust, which is governed by the laws of the Commonwealth of Massachusetts. The Fund’s Common Shares are listed on the NYSE under the symbol “JQC.”

The following provides information about the Fund’s outstanding Shares as of June 30, 2018:

Title of Class	Amount Authorized	Amount Held by the Fund or for its Account	Amount Outstanding
Common Shares	Unlimited	0	135,766,990
Preferred Shares	Unlimited	0	0

The Fund’s principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606, and its telephone number is (800) 257-8787.

USE OF PROCEEDS

Generally, the Fund intends to use the net proceeds from the sale of Term Preferred Shares (which will be disclosed in a prospectus supplement) to repay all or a portion of the Fund’s Borrowings under its Credit Facilities, to repurchase securities subject to reverse repurchase agreements or to increase the Fund’s leverage. The use of the net proceeds of any particular offering of Term Preferred Shares under this Prospectus will be disclosed in a prospectus supplement. To the extent the Fund uses any net proceeds from the sale of Term Preferred Shares to invest in securities, it is presently anticipated that any such net proceeds will be invested in accordance with the Fund’s investment objectives and policies as soon as practicable after completion of the offering. The Fund currently anticipates that it will be able to invest substantially all of such net proceeds in securities that meet the Fund’s investment objectives and policies within approximately two weeks after completion of the offering.

DESCRIPTION OF TERM PREFERRED SHARES

The following is a brief description of the terms of Term Preferred Shares. A complete description of the terms of Term Preferred Shares can be found in the Fund’s Declaration of Trust and the Statement. These documents are filed with the Securities and Exchange Commission (“SEC”) as exhibits to the Fund’s registration statement of which this Prospectus is a part and the Statement also is attached as Appendix A to the SAI. Copies may be obtained as described under “Available Information.” The series designation, term redemption date, dividend rate, use of proceeds and other details concerning any issuance of Term Preferred Shares under this Prospectus will be disclosed in a prospectus supplement.

General

At the time of issuance the Term Preferred Shares will be fully paid and non-assessable and have no preemptive, conversion, or exchange rights or rights to cumulative voting. The Fund has entered into the Credit Facilities with Société Générale and the Noteholder. The rights of lenders, such as Société Générale and the Noteholder, and any other creditors to receive payments of interest on and repayments of principal of any borrowings are senior to the rights of holders of Preferred Shares, including Term Preferred Shares, and Common Shares, with respect to the payment of dividends and other distributions, and upon liquidation. The Fund may not be permitted to declare dividends and other distributions with respect to Preferred Shares, including the Term Preferred Shares, and Common Shares or redeem such Preferred Shares unless at such time, the Fund meets certain asset coverage requirements and no event of default or other circumstance exists under the Credit Facilities that would limit or otherwise block payments in redemption.

Term Preferred Shares will rank equally with any other series of Preferred Shares of the Fund, including any Preferred Shares that might be issued in the future, as to payment of dividends and the distribution of the Fund’s assets upon dissolution, liquidation or winding up of the affairs of the Fund. Term Preferred Shares and all other Preferred Shares, if any, are senior as to dividends and other distributions to the Fund’s Common Shares. The Fund may issue additional series of Preferred Shares in the future, and any such series, together with the Term Preferred Shares, are herein collectively referred to as “Preferred Shares.”

Except in certain limited circumstances, holders of Term Preferred Shares will not receive certificates representing their ownership interest in such shares, and the Term Preferred Shares will be represented by one or more global certificates to be held by and on behalf of the Securities Depository for the Term Preferred Shares. The Depository Trust Company will act as Securities Depository with respect to the Term Preferred Shares.

Dividends and Dividend Periods

General.    The following is a general description of dividends and dividend periods. The holders of Term Preferred Shares will be entitled to receive cumulative cash dividends and other distributions (i.e., capital gains distributions and distributions that are not treated as dividends for federal income tax purposes in the event that the Fund has insufficient earnings and profits (often referred to as “return of capital”)) on such shares, when, as and if declared by, or under authority granted by, the Board of Trustees, out of funds legally available for payment and in preference to dividends and other distributions on Common Shares of the Fund, calculated separately for each Dividend Period for such Term Preferred Shares at the Dividend Rate for such Term Preferred Shares in effect during such Dividend Period, on an amount equal to the Liquidation Preference for such Term Preferred Shares. The Dividend Rate will be computed on the basis described in the Statement and as disclosed in a prospectus supplement. Dividends so declared and payable will be paid to the extent permitted under state law and the Declaration of Trust, and to the extent available, in preference to and priority over any dividend declared and payable on the Common Shares.

Dividend Rate.    The Dividend Rate for Term Preferred Shares will be set forth in the Statement and disclosed in a prospectus supplement. The Dividend Rate for Term Preferred Shares will be adjusted periodically as set forth in the Statement and/or upon the occurrence of certain events resulting in a “Default” (as defined below).

Payment of Dividends and Dividend Periods.    Dividends on the Term Preferred Shares will be payable monthly. The first Dividend Period for the Term Preferred Shares will commence on the Date of Original Issue of Term Preferred Shares and end on the date specified in the Statement and disclosed in a prospectus supplement, and each subsequent Dividend Period will be a calendar month (or the portion thereof occurring prior to the redemption of such Term Preferred Shares). Dividends will be paid on the Dividend Payment Date—the first Business Day of the month next following a Dividend Period and upon redemption of the Term Preferred Shares. Dividends with respect to any monthly Dividend Period will be declared and paid to holders of record of Term Preferred Shares as their names shall appear on the registration books of the Fund at the close of business on the day immediately preceding such Dividend Payment Date (or, if such day is not a Business Day, the immediately preceding Business Day). Dividends payable on Term Preferred Shares for any period of less than a full monthly Dividend Period, including in connection with the first Dividend Period for such shares or upon any redemption of such shares on any redemption date other than on a Dividend Payment Date, will be computed on the basis described in the Statement and as disclosed in a prospectus supplement.

On account of the foregoing provisions, only the holders of Term Preferred Shares on the record date for a Dividend Period will be entitled to receive dividends and other distributions payable with respect to such Dividend Period, and holders of Term Preferred Shares who sell shares before such a record date and purchasers of Term Preferred Shares who purchase shares after such a record date should take the effect of the foregoing provisions into account in evaluating the price to be received or paid for such Term Preferred Shares.

Increased Rate—Default.    The Dividend Rate will be adjusted to the Increased Rate (as defined below) for any date the Fund fails to deposit with the Redemption and Paying Agent by 12:00 noon, New York City time, on the (i) applicable Dividend Payment Date, Deposit Securities sufficient to pay the full amount of any dividend on Term Preferred Shares payable on such Dividend Payment Date (a “Dividend Default”) or (ii) applicable Redemption Date (as defined below), Deposit Securities sufficient to pay the full amount of the redemption price payable on such Redemption Date (a “Redemption Default” and, together with a Dividend Default, referred to as a “Default”). A Dividend Default or a Redemption Default shall end on the Business Day on which, by 12:00 noon, New York City time, an amount equal to all unpaid dividends and any unpaid redemption price, as applicable, shall have been deposited irrevocably in trust in same-day funds with the Redemption and Paying Agent. In the case of a Default, the applicable dividend rate will be equal to the Increased Rate for each calendar day on which such Default is in effect. The “Increased Rate” for any such calendar day shall be equal to the applicable Dividend Rate in effect on such day plus five percent (5%) per annum.

Reporting of Increased Rate.    In the event that an Increased Rate is in effect for any outstanding series of Term Preferred Shares, the Fund will, as soon as practicable (but in no event later than five Business Days following the first day that such Increased Rate is in effect), make public disclosure via press release of the effectiveness of the Increased Rate and the date on which such Increased Rate was effective. In addition, following the end of a Default triggering such Increased Rate, the Fund will, as soon as practicable (but in no event later than five Business Days following the last day that such Increased Rate is in effect) make public disclosure via press release announcing the date on which such Increased Rate ceased to be effective. For the avoidance of doubt, if the initial public disclosure via press release also includes the date on which such Increased Rate ceased to be effective, a separate press release disclosing that fact will not be required to be issued. The Fund will have no other obligation with respect to notification of any person concerning the effectiveness of the Increased Rate on such date.

Mechanics of Payment of Dividends.    Not later than 12:00 noon, New York City time, on a Dividend Payment Date, the Fund is required to deposit with the Redemption and Paying Agent sufficient funds for the payment of dividends in the form of Deposit Securities. Deposit Securities will generally consist of (i) cash or cash equivalents; (ii) direct obligations of the United States or its agencies or instrumentalities that are entitled to the full faith and credit of the United States (“U.S. Government Obligations”); (iii) investments in money market funds registered under the 1940 Act that qualify under Rule 2a-7 under the 1940 Act and certain similar investment vehicles that invest principally in U.S. Government Obligations; or (iv) any letter of credit from a bank or other financial institution that has a credit rating from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to bank deposits or short-term debt of banks or such other financial institutions, in each case either that is a demand obligation payable to the holder on any Business Day or that has a maturity date, mandatory redemption date or mandatory payment date, preceding the relevant Redemption Date, Dividend Payment Date or other payment date.

All Deposit Securities paid to the Redemption and Payment Agent for the payment of dividends will be held in trust for the payment of such dividends to the holders of Term Preferred Shares. Dividends will be paid by the Redemption and Payment Agent to the holders of Term Preferred Shares as their names appear on the registration books of the Fund. Dividends that are in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date. Such payments are made to holders of Term Preferred Shares as their names appear on the registration books of the Fund on such date, not exceeding 15 calendar days preceding the payment date thereof, as may be fixed by the Board of Trustees. Any payment of dividends in arrears will first be credited against the earliest accumulated but unpaid dividends. No interest or sum of money in lieu of interest will be payable in respect of any dividend payment or payments on any Term Preferred Shares which may be in arrears. See “—Restrictions on Dividend, Redemption and Other Payments.”

Upon failure to pay dividends for at least two years, the holders of Term Preferred Shares will acquire certain additional voting rights. See “—Voting Rights” below. Such rights shall be the exclusive remedy of the holders of Term Preferred Shares upon any failure to pay dividends on Term Preferred Shares.

Restrictions on Dividend, Redemption and Other Payments

No full dividends and other distributions will be declared or paid on Term Preferred Shares for any Dividend Period, or a part of a Dividend Period, unless the full cumulative dividends and other distributions due through the most recent dividend payment dates for all outstanding Preferred Shares have been, or contemporaneously are, declared and paid through the most recent dividend payment dates for each Preferred Share. If full cumulative dividends and other distributions due have not been paid on all outstanding Preferred Shares of any series, any dividends and other distributions being declared and paid on Term Preferred Shares will be declared and paid as nearly pro rata as possible in proportion to the respective amounts of dividends and other distributions accumulated but unpaid on the shares of each such series of Preferred Shares on the relevant dividend payment date. No holders of Term Preferred Shares will be entitled to any dividends and other distributions in excess of full cumulative dividends and other distributions as provided in the Statement.

For so long as any Term Preferred Shares are outstanding, the Fund will not: (x) declare or pay any dividend or other distribution (other than a dividend or distribution paid in Common Shares) in respect of the Common Shares, (y) call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares, or (z) pay any proceeds of the liquidation of the Fund in respect of the Common Shares, unless, in each case, (A) immediately thereafter, the Fund shall be in compliance with the 200% asset coverage limitations set forth under the 1940 Act after deducting the amount of such dividend or other distribution or redemption or purchase price or liquidation proceeds, (B) all cumulative dividends and other distributions of shares of all series of Preferred Shares of the Fund ranking on a parity with the Term Preferred Shares due on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition shall have been declared and paid (or shall have been declared and sufficient funds or Deposit Securities as permitted by the terms of such Preferred Shares for the payment thereof shall have been deposited irrevocably with the applicable paying agent) and (C) the Fund shall have deposited Deposit Securities with the Redemption and Paying Agent in accordance with the requirements described in the Statement with respect to outstanding Preferred Shares of any series to be redeemed pursuant to a Term Redemption or Corrective Action resulting from the failure to comply with the Asset Coverage requirements described below for which a Notice of Redemption shall have been given or shall have been required to be given in accordance with the terms described in the Statement on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition.

Except as required by law, the Fund will not redeem any Term Preferred Shares unless all accumulated and unpaid dividends and other distributions on all outstanding Term Preferred Shares and other series of Preferred Shares ranking on a parity with the Term Preferred Shares with respect to dividends and other distributions for all applicable past dividend periods (whether or not earned or declared by the Fund) (x) shall have been or are contemporaneously paid or (y) shall have been or are contemporaneously declared and Deposit Securities or sufficient funds (in accordance with the terms of such Preferred Shares) for the payment of such dividends and other distributions shall have been or are contemporaneously deposited with the Redemption and Paying Agent or other applicable paying agent, provided, however, that the foregoing shall not prevent the purchase or acquisition of outstanding Term Preferred Shares pursuant to an otherwise lawful purchase or exchange offer made on the same terms to holders of all outstanding Term Preferred Shares and any other series of Preferred Shares for which all accumulated and unpaid dividends and other distributions have not been paid.

Under the 1940 Act, the Fund may not (i) declare any dividend with respect to any Preferred Shares if, at the time of such declaration (and after giving effect thereto), asset coverage with respect to any borrowings of the Fund that are senior securities representing indebtedness (as defined in the 1940 Act), would be less than 200% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring dividends on its Preferred Shares) or (ii) declare any other distribution on the Preferred Shares or purchase or redeem Preferred Shares if at the time of the declaration or redemption (and after giving effect thereto), asset coverage with respect to such borrowings that are senior securities representing indebtedness would be less than 300% (or such higher percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring distributions, purchases or redemptions of its shares). “Senior securities representing indebtedness” generally means any bond, debenture, note or similar obligation or instrument constituting a security (other than shares of capital stock) and evidencing indebtedness and could include the Fund’s obligations under any borrowings. For purposes of determining asset coverage for senior securities representing indebtedness in connection with the payment of dividends or other distributions on or purchases or redemptions of stock, the term “senior security” does not include any promissory note or other evidence of indebtedness issued in consideration of any loan, extension or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed. The term “senior security” also does not include any such promissory note or other evidence of indebtedness in any case where such a loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the Fund at the time when the loan is made; a loan is presumed under the 1940 Act to be for temporary purposes if it is repaid within 60 calendar days and is not extended or renewed; otherwise it is presumed not to be for temporary purposes. For purposes of determining whether the 200% and 300% statutory asset coverage requirements described above apply in connection with dividends or distributions on or purchases or redemptions of Preferred Shares, such asset coverages may be calculated on the basis of values calculated as of a time within 48 hours (only including Business Days) immediately preceding the time of the applicable determination.

Asset Coverage

Notwithstanding the 1940 Act’s requirements, as described below, Term Preferred Shares have an Asset Coverage (as defined for purposes of the Term Preferred Shares) of at least 225% instead of 200%. If the Fund fails to maintain Asset Coverage of at least 225% as of the close of business on each Business Day, and such failure is not cured as of the Asset Coverage Cure Date, the Fund will, to the extent permitted by the 1940 Act, and Massachusetts law and pursuant to the terms and conditions of any credit agreement, loan agreement, credit facility or other agreement representing borrowings of the Fund that is in effect at such time, be required to take Corrective Action as provided below. Asset Coverage means asset coverage of a class of senior security which is a stock, as defined for purposes of Section 18(h) of the 1940 Act as in effect on the date of the Statement, determined on the basis of values calculated as of a time within 48 hours (only including Business Days) immediately preceding the time of such determination. For purposes of this determination, no Term Preferred Shares or other Preferred Shares shall be deemed to be outstanding for purposes of the computation of Asset

Coverage if, prior to or concurrently with such determination, sufficient Deposit Securities or other sufficient funds (in accordance with the terms of such Preferred Shares) to pay the full redemption price for such preferred shares (or the portion thereof to be redeemed) shall have been irrevocably deposited in trust with the paying agent for such Preferred Shares and the requisite notice of redemption for such preferred shares (or the portion thereof to be redeemed) shall have been given. In such event, the Deposit Securities or other sufficient funds so deposited shall not be included as assets of the Fund for purposes of the computation of Asset Coverage.

Redemption

Term Redemption.    The Fund is required to redeem (the “Term Redemption”) all of the Term Preferred Shares on the date specified in the Statement and disclosed in a prospectus supplement (the “Term Redemption Date”), at a redemption price equal to the Liquidation Preference per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared but without interest thereon) to (but excluding) the Term Redemption Date (the “Term Redemption Price”) out of funds legally available therefore and to the extent permitted by any credit agreement in effect on such date.

Asset Coverage and Corrective Action.    If the Fund fails to have Asset Coverage of at least 225% as provided in the Statement and such failure is not cured as of the close of business on the Asset Coverage Cure Date, the Fund will, to the extent permitted by the 1940 Act, and Massachusetts law and pursuant to the terms and conditions of any credit agreement, loan agreement, credit facility or other agreement representing borrowings of the Fund that is in effect at such time, by the close of business on the Business Day next following such Asset Coverage Cure Date, determine (i) the Corrective Action (as defined below) to be taken to cause the Fund to regain Asset Coverage; (ii) if applicable, the identity and market value of assets of the Fund to be sold in connection with a Corrective Action; and (iii) the date, which date will not be later than 20 Business Days following such Asset Coverage Cure Date, on which the Fund will regain Asset Coverage. As used herein, “Corrective Action” means, for the purpose of allowing the Fund to comply with the Asset Coverage requirements, (a) the irrevocable deposit of Deposit Securities with the Redemption and Paying Agent to fund the redemption of Term Preferred Shares; (b) the repayment of indebtedness of the Fund; (c) corrective trades involving Fund assets; or (d) any combination of the actions described in clauses (a) through (c) above. In the event that any Term Preferred Shares are to be redeemed, the Fund will redeem such Term Preferred Shares out of funds legally available therefore and to the extent permitted by any credit agreement in effect on such date at a price per share equal to the liquidation price of the applicable Term Preferred Shares, which is equal to the Liquidation Preference of such Term Preferred Share plus accumulated but unpaid dividends and other distributions thereon (whether or not earned or declared but excluding interest thereon) to (but excluding) the date fixed for redemption by the Board of Trustees (the “Asset Coverage Redemption Price”). Corrective trades described above may be made at a time when it would be disadvantageous for the Fund to do so. In the event that any Term Preferred Shares are redeemed to regain compliance with the Asset Coverage requirements, the Fund will effect a redemption on the date fixed by the Fund, which date will not be later than 20 calendar days after the Asset Coverage Cure Date, except that if the Fund does not have funds legally available for the redemption of all of the required number of Term Preferred Shares and other Preferred Shares which have been designated to be redeemed or the Fund otherwise is unable to effect such redemption on or prior to 20 calendar days after the Asset Coverage Cure Date, the Fund will redeem those Term Preferred Shares and other Preferred Shares, if any, which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption.

If fewer than all of the outstanding Term Preferred Shares are to be redeemed pursuant to the Asset Coverage mandatory redemption provisions above, the Term Preferred Shares to be redeemed will be selected either (i) pro rata among Term Preferred Shares, (ii) by lot or (iii) in such other manner as the Board of Trustees may determine to be fair and equitable, in each case, in accordance with the 1940 Act; provided, in each such case, that such method of redemption shall be subject to any applicable procedures of the Security Depository.

Optional Redemption.    Term Preferred Shares may be subject to optional redemption (in whole or, from time to time, in part) at the sole option of the Fund out of funds legally available therefor and to the extent permitted by any credit agreement in effect on such date, as specified in the Statement and described in a prospectus supplement. If applicable, the Fund may redeem Term Preferred Shares in an optional redemption at the redemption price per share equal to the sum of the $1,000 liquidation preference per share plus (i) any premium (expressed as a percentage of the liquidation preference) (as specified in the Statement and disclosed in a prospectus supplement) and (ii) an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared but without interest thereon) to (but excluding) the date fixed for such redemption.

If fewer than all of the outstanding Term Preferred Shares are to be redeemed pursuant to the optional redemption provisions above, the Term Preferred Shares to be redeemed will be selected either (i) pro rata among Term Preferred Shares, (ii) by lot or (iii) in such other manner as the Board of Trustees may determine to be fair and equitable, in each case, in accordance with the 1940 Act; provided, in each such case, that such method of redemption shall be subject to any applicable procedures of the Security Depository.

Redemption Procedures.    The Fund will file a notice of its intention to redeem with the SEC so as to provide the 30 calendar day notice period contemplated by Rule 23c-2 under the 1940 Act, or such shorter notice period as may be permitted by the SEC or its staff.

If the Fund shall determine or be required to redeem, in whole or in part, Term Preferred Shares, it will deliver a notice of redemption (a “Notice of Redemption”) by overnight delivery, by first class mail, postage prepaid or by electronic means to the holders of such Term Preferred Shares to be redeemed, or request the Redemption and Paying Agent, on behalf of the Fund, to promptly do so by overnight delivery, by first class mail or by electronic means. A Notice of Redemption will be provided not more than 45 calendar days prior to the date fixed for redemption and not less than five calendar days prior to such date set forth in such Notice of Redemption (the “Redemption Date”). Each Notice of Redemption will state: (i) the Redemption Date; (ii) the series of and number of Term Preferred Shares to be redeemed; (iii) the CUSIP number(s) of such Term Preferred Shares; (iv) the applicable Redemption Price of Term Preferred Shares to be redeemed on a per share basis; (v) if applicable, the place or places where the certificate(s) for such Term Preferred Shares (properly endorsed or assigned for transfer, if the Board of Trustees will so require and the Notice of Redemption states) are to be surrendered for payment of the redemption price; (vi) that dividends on Term Preferred Shares to be redeemed will cease to accumulate from and after the redemption date; and (vii) the provisions of the Statement under which such redemption is made. If fewer than all Term Preferred Shares held by any holder are to be redeemed, the Notice of Redemption mailed to such holder shall also specify the number of Term Preferred Shares to be redeemed from such holder or the method of determining such number. The Fund may provide in any Notice of Redemption relating to an optional redemption contemplated to be effected pursuant to the Statement that such redemption is subject to one or more conditions precedent and that the Fund will not be required to effect such redemption unless each such condition has been satisfied. No defect in any Notice of Redemption or delivery thereof will affect the validity of redemption proceedings except as required by applicable law.

If the Fund gives a Notice of Redemption, then at any time from and after the giving of such Notice of Redemption and prior to 12:00 noon, New York City time, on the Redemption Date (so long as any conditions precedent to such redemption have been met or waived by the Fund), the Fund will (i) irrevocably deposit with the Redemption and Paying Agent Deposit Securities having an aggregate market value at the time of deposit no less than the redemption price of the Term Preferred Shares to be redeemed on the Redemption Date and (ii) give the Redemption and Paying Agent irrevocable instructions and authority to pay the applicable redemption price to the holders of Term Preferred Shares called for redemption on the Redemption Date. The Fund may direct the Redemption and Paying Agent with respect to the investment of any Deposit Securities consisting of cash so deposited prior to the Redemption Date, provided that the proceeds of any such investment will be available at the opening of business on the Redemption Date as same day funds. Notwithstanding the foregoing, if the Redemption Date is the Term Redemption Date, then such irrevocable deposit of Deposit Securities (which may come in whole or in part from the Term Redemption Liquidity Account described below) will be made no later than 15 calendar days prior to the Term Redemption Date.

Following the giving of a Notice of Redemption, upon the date of the irrevocable deposit of Deposit Securities by the Fund for purposes of redemption of Term Preferred Shares, all rights of the holders of Term Preferred Shares so called for redemption shall cease and terminate except the right of the holders thereof to receive the Term Redemption Price, Asset Coverage Redemption Price or Optional Redemption Price thereof, as applicable (any of the foregoing referred to herein as the “Redemption Price”), and such Term Preferred Shares shall no longer be deemed outstanding for any purpose whatsoever (other than the transfer thereof prior to the applicable Redemption Date and other than the accumulation of dividends and other distributions thereon in accordance with the terms of the Term Preferred Shares up to (but excluding) the applicable Redemption Date). The Fund will be entitled to receive, promptly after the Redemption Date, any Deposit Securities in excess of the aggregate Redemption Price of Term Preferred Shares called for redemption on the Redemption Date. Any Deposit Securities so deposited that are unclaimed at the end of 90 calendar days from the Redemption Date will, to the extent permitted by law, be repaid to the Fund, after which the holders of Term Preferred Shares so called for redemption shall look only to the Fund for payment of the Redemption Price. The Fund will be entitled to receive, from time to time after the Redemption Date, any interest on the Deposit Securities so deposited.

On or after a Redemption Date, each holder of Term Preferred Shares in certificated form (if any) that are subject to redemption will surrender the certificate(s) evidencing such Term Preferred Shares to the Fund at the place designated in the Notice of Redemption and will then be entitled to receive the Redemption Price, without interest, and in the case of a redemption of fewer than all Term Preferred Shares represented by such certificate(s), a new certificate representing Term Preferred Shares that were not redeemed.

Notwithstanding the other redemption provisions described herein, except as otherwise required by law, (i) the Fund will not redeem any Term Preferred Shares unless all accumulated and unpaid dividends and other distributions on all outstanding Term Preferred Shares and shares of other series of Preferred Shares ranking on a parity with the Term Preferred Shares with respect to dividends and other distributions for all applicable past dividend periods (whether or not earned or declared by the Fund) (x) shall have been or are contemporaneously paid or (y) shall have been or are contemporaneously declared and Deposit Securities or sufficient funds or securities (in accordance with the terms of such Preferred Shares) for the payment of such dividends and other distributions shall have been or are contemporaneously deposited with the Redemption and Paying Agent as set forth in the Statement, and (ii) if, as of the Redemption Date for Term Preferred Shares, any redemption required with respect to any outstanding Preferred Shares (including shares of other series of Term Preferred Shares) ranking on a parity with such Term Preferred Shares (x) shall not have been made on the redemption date therefor or is not contemporaneously made on the Redemption Date or (y) shall not have been or is not contemporaneously noticed and Deposit Securities or sufficient funds or securities (in accordance with the terms of such Term Preferred Shares or other Preferred Shares) for the payment of such redemption shall not have been or are not contemporaneously deposited with the Redemption and Paying Agent for such other Term Preferred Shares or other Preferred Shares in accordance with the terms of such other Term Preferred Shares or other Preferred Shares, then any redemption required hereunder shall be made as nearly as possible on a pro rata basis with all other Preferred Shares then required to be redeemed (or in respect of which securities or funds for redemption are required to be deposited) in accordance with the terms of such Preferred Shares, and the number of shares of such Term Preferred Shares to be redeemed from the respective holders shall be determined pro rata among the outstanding shares of such Term Preferred Shares or in such other manner as the Board of Trustees may determine to be fair and equitable and that is in accordance with the 1940 Act; provided, in each such case, that such method of redemption shall be subject to any applicable procedures established by the Securities Depository, and provided, further, however, that the Fund will not be prevented from the purchase or acquisition of outstanding Term Preferred Shares pursuant to an otherwise lawful purchase or exchange offer made on the same terms to holders of all outstanding Term Preferred Shares and any other series of Preferred Shares for which all accumulated and unpaid dividends and other distributions have not been paid.

If any redemption for which a Notice of Redemption has been provided is not made (i) by reason of the absence of legally available funds of the Fund in accordance with the Declaration of Trust of the Fund, the Statement and applicable law or (ii) pursuant to the terms and conditions of any credit agreement in effect on the date on which such redemption is scheduled, such redemption shall be made as soon as practicable to the extent such funds become available or as permitted by such credit agreement. No Redemption Default will be deemed to have occurred if the Fund has failed to deposit in trust with the Redemption and Paying Agent the applicable Redemption Price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent has not been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that a Notice of Redemption has been provided with respect to any Term Preferred Shares, dividends will be declared and paid on such Term Preferred Shares in accordance with their terms regardless of whether Deposit Securities for the payment of the Redemption Price of such Term Preferred Shares shall have been deposited in trust with the Redemption and Paying Agent for that purpose.

Notwithstanding anything to the contrary in the Statement or in any Notice of Redemption, if the Fund has not redeemed Term Preferred Shares on the applicable Redemption Date, the holders of the Term Preferred Shares subject to redemption shall continue to be entitled to (a) receive dividends on such Term Preferred Shares accumulated at the Dividend Rate for the period from, and including, such Redemption Date through, but excluding, the date on which such Term Preferred Shares are actually redeemed and such dividends, to the extent accumulated, but unpaid, during such period (whether or not earned or declared but without interest thereon) will be included in the Redemption Price for such Term Preferred Shares and (b) transfer the Term Preferred Shares prior to the date on which such Term Preferred Shares are actually redeemed, provided that all other rights of holders of such Term Preferred Shares will have terminated upon the date of deposit of Deposit Securities in accordance with the Statement.

The Fund may, in its sole discretion and without a shareholder vote, modify the redemption procedures with respect to notification of redemption for the Term Preferred Shares, provided that such modification does not materially and adversely affect the holders of Term Preferred Shares or cause the Fund to violate any applicable law, rule or regulation.

Term Redemption Liquidity Account and Liquidity Requirement

On or prior to the date specified in the Statement and disclosed in a prospectus supplement (the “Liquidity Account Initial Date”), the Fund will identify and designate on its books and records or otherwise in accordance with the Fund’s normal procedures (the “Term Redemption Liquidity Account”) Deposit Securities or any other security or investment owned by the Fund that is assigned a rating by any of Moody’s, Fitch or Standard & Poor’s Rating Services, a Standard & Poor’s Financial Services LLC business (“Standard & Poor’s” or “S&P”), of not less than B3 by Moody’s, B- by Standard & Poor’s, B- by Fitch, or an equivalent rating by any other NRSRO (or any such rating’s future equivalent) (each a “Liquidity Account Investment” and collectively the “Liquidity Account Investments”) with a market value equal to at least 110% of the Term Redemption Amount (as defined below) with respect to such Term Preferred Shares. The “Term Redemption Amount” for Term Preferred Shares is equal to the Term Redemption Price to be paid on the Term Redemption Date, based on the number of Term Preferred Shares then outstanding and the Dividend Rate that will be in effect for the period of time beginning on the date of the creation of the Term Redemption Liquidity Account for such Term Preferred Shares and ending on the Term Redemption Date for such Term Preferred Shares. If, on any date after the Liquidity Account Initial Date, the aggregate market value of the Liquidity Account Investments included in the Term Redemption Liquidity Account for Term Preferred Shares as of the close of business on any Business Day is less than 110% of the Term Redemption Amount, then the Fund will cause Nuveen Fund Advisors to take all such necessary actions, including identifying and designating additional assets of the Fund as Liquidity Account Investments, so that the aggregate market value of the Liquidity Account Investments included in the Term Redemption Liquidity Account is at least equal to 110% of the Term Redemption Amount not later than the close of business on the next succeeding Business Day. With respect to assets of the Fund identified and designated as Liquidity Account Investments with respect to the Term Preferred Shares, Nuveen Fund Advisors, on behalf of the Fund, will be entitled to release any Liquidity Account Investments from such identification and designation and to substitute therefor other Liquidity Account Investments, so long as (i) the assets of the Fund identified and designated as

Liquidity Account Investments at the close of business on such date have a market value equal to at least 110% of the Term Redemption Amount and (ii) the assets of the Fund designated and segregated in accordance with the Custodian’s normal procedures, from other assets of the Fund, and identified as Deposit Securities at the close of business on such date have a market value at least equal to the Liquidity Requirement (if any) (as set forth below) that is applicable to such date. The Fund will not permit any lien, security interest or encumbrance to be created or permitted to exist on or in respect of any Liquidity Account Investments included in the Term Redemption Liquidity Account, other than liens, security interests or encumbrances arising by operation of law.

The market value of the Deposit Securities held in the Term Redemption Liquidity Account for the Term Preferred Shares, from and after the 15th day of the calendar month (or, if such day is not a Business Day, the next succeeding Business Day) that is the number of months preceding the calendar month in which the Term Redemption Date occurs in each case specified in the table set forth below, will not be less than the percentage of the Term Redemption Amount for the Term Preferred Shares set forth below opposite such number of months (the “Liquidity Requirement”):

Number of Months Preceding Month of Term Redemption Date:	Value of Deposit Securities as Percentage of Term Redemption Amount
5	20%
4	40%
3	60%
2	80%
1	100%

If the aggregate market value of the Deposit Securities included in the Term Redemption Liquidity Account for the Term Preferred Shares as of the close of business on any Business Day is less than the Liquidity Requirement for such Business Day, the Fund will cause the segregation of additional or substitute Deposit Securities in respect of the Term Redemption Liquidity Account, so that the aggregate market value of the Deposit Securities included in the Term Redemption Liquidity Account is at least equal to the Liquidity Requirement not later than the close of business on the next succeeding Business Day.

The Deposit Securities included in the Term Redemption Liquidity Account may be applied by the Fund, in its discretion, towards payment of the Term Redemption Price. Upon the deposit by the Fund with the Redemption and Paying Agent of Deposit Securities having an initial combined market value sufficient to effect the redemption of the Term Preferred Shares on the Term Redemption Date, the requirement of the Fund to maintain the Term Redemption Liquidity Account as described above will lapse and be of no further force and effect.

Liquidation Rights

In the event of any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the holders of Term Preferred Shares will be entitled to receive out of the assets of the Fund available for distribution to shareholders, after satisfying claims of creditors but before any distribution or payment shall be made in respect of the Common Shares, a liquidation distribution equal to the Liquidation Preference of $1,000 per share, plus an amount equal to all unpaid dividends and other distributions accumulated to (but excluding) the date fixed for such distribution or payment (whether or not earned or declared by the Fund, but without interest thereon), and such holders shall be entitled to no further participation in any distribution or payment in connection with any such liquidation, dissolution or winding up.

If, upon any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the assets of the Fund available for distribution among the holders of all Term Preferred Shares, and any other outstanding Preferred Shares, shall be insufficient to permit the payment in full to such holders of Term Preferred Shares of the Liquidation Preference plus accumulated and unpaid dividends and other distributions and the amounts due upon liquidation with respect to such other Preferred Shares, then the available assets shall be distributed among the holders of such Term Preferred Shares and such other series of Preferred Shares ratably in proportion to the respective preferential liquidation amounts to which they are entitled. In connection with any liquidation, dissolution or winding up of the affairs of the Fund whether voluntary or involuntary, unless and until the Liquidation Preference on each outstanding Term Preferred Share plus accumulated and unpaid dividends and other distributions has been paid in full to the holders of Term Preferred Shares, no dividends, distributions or other payments will be made on, and no redemption, purchase or other acquisition by the Fund will be made by the Fund in respect of, the Common Shares.

Neither the sale of all or substantially all of the property or business of the Fund, nor the merger, consolidation or reorganization of the Fund into or with any other business or statutory trust, corporation or other entity, nor the merger, consolidation or reorganization of any other business or statutory trust, corporation or other entity into or with the Fund will be a dissolution, liquidation or winding up, whether voluntary or involuntary, for purposes of the provisions relating to liquidation set forth in the Statement.

Voting Rights

Except as otherwise provided in the Fund’s Declaration of Trust, the Statement, or as otherwise required by applicable law, each holder of Term Preferred Shares will be entitled to one vote for each Term Preferred Share held by such holder on each matter submitted to a vote of shareholders of the Fund. The holders of outstanding Preferred Shares, including the Term Preferred Shares, will vote together with holders of Common Shares of the Fund as a single class. Under applicable rules of the NYSE, the Fund is currently required to hold annual meetings of shareholders.

In addition, the holders of outstanding Preferred Shares, including the Term Preferred Shares, will be entitled, as a class, to the exclusion of the holders of all other securities and classes of Common Shares, to elect two trustees of the Fund at all times. The holders of outstanding Common Shares and Preferred Shares, including Term Preferred Shares, voting together as a single class, will elect the balance of the trustees of the Fund.

Notwithstanding the foregoing, if (i) at the close of business on any dividend payment date for dividends on any outstanding Preferred Share, including any outstanding Term Preferred Shares, accumulated dividends (whether or not earned or declared) on the Preferred Shares, including the Term Preferred Shares, equal to at least two full year’s dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Redemption and Paying Agent or other applicable paying agent for the payment of such accumulated dividends; or (ii) at any time holders of any Preferred Shares are entitled under the 1940 Act to elect a majority of the trustees of the Fund (a period when either of the foregoing conditions exists, a “Voting Period”), then the number of members constituting the Board of Trustees will automatically be increased by the smallest number that, when added to the two trustees elected exclusively by the holders of Preferred Shares, including the Term Preferred Shares, as described above, would constitute a majority of the Board as so increased by such smallest number; and the holders of the Preferred Shares, including the Term Preferred Shares, will be entitled as a class on a one-vote-per-share basis, to elect such additional trustees. The terms of office of the persons who are trustees at the time of that election will not be affected by the election of the additional trustees. If the Fund thereafter shall pay, or declare and set apart for payment, in full all dividends payable on all outstanding Preferred Shares, including Term Preferred Shares, for all past dividend periods, or the Voting Period is otherwise terminated, (i) the voting rights stated above shall cease, subject always, however, to the revesting of such voting rights in the holders of Preferred Shares upon the further occurrence of any of the events described herein, and (ii) the terms of office of all of the additional trustees so elected will terminate automatically. Any Preferred Shares, including Term Preferred Shares, and any Preferred Shares issued after the date hereof will vote with Term Preferred Shares as a single class on the matters described above, and the issuance of any other Preferred Shares, may reduce the voting power of the holders of Term Preferred Shares. A Voting Period will terminate when all of the conditions described above cease to exist.

As soon as practicable after the accrual of any right of the holders of Preferred Shares to elect additional trustees as described above, the Fund will call a special meeting of such holders and notify the Redemption and Paying Agent and/or such other person as is specified in the terms of such Preferred Shares to receive notice, (i) by mailing or delivery by electronic means or (ii) in such other manner and by such other means as are specified in the terms of such Preferred Shares, a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 30 calendar days after the date of the delivery by electronic means or mailing of such notice. If the Fund fails to call such a special meeting, it may be called at the expense of the Fund by any such holder on like notice. The record date for determining the holders of Preferred Shares entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the calendar day on which such notice is mailed or otherwise delivered. At any such special meeting and at each meeting of holders of Preferred Shares held during a Voting Period at which trustees are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of capital stock of the Fund), will be entitled to elect the number of additional trustees prescribed above on a one-vote-per-share basis.

Except as otherwise permitted by the terms of the Statement, so long as any Term Preferred Shares are outstanding, the Fund will not, without the affirmative vote of the holders of at least a majority of Term Preferred Shares of all series outstanding at the time, voting as a separate class, amend, alter or repeal the provisions of the Declaration of Trust or the Statement, whether by merger, consolidation or otherwise, so as to (i) alter or abolish any preferential right of such Term Preferred Share, or (ii) create, alter or abolish any right in respect of redemption of such Term Preferred Share; provided that a division, stock split or reverse stock split of a Term Preferred Share will not, by itself, be deemed to have any of the effects set forth in clause (i) or (ii) above. So long as any Term Preferred Shares are outstanding, the Fund will not, without the affirmative vote or consent of at least 66 2/3% of the holders of Term Preferred Shares outstanding at the time, voting as a separate class, file a voluntary application for relief under United States bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent. No vote of the holders of Common Shares will be required to amend, alter or repeal the provisions of the Statement, including any appendix.

Except as otherwise permitted by the terms of the Statement, and subject to the paragraph below, so long as any Term Preferred Shares are outstanding, the Fund will not, without the affirmative vote or consent of the holders of at least a majority of the Term Preferred Shares outstanding at the time, voting as a separate class, amend, alter or repeal: (i) the provisions of the appendix to the Statement relating to a series of Term Preferred Shares, whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power set forth in such appendix of the series of Term Preferred Shares or the holders thereof; or (ii) the provisions of the appendix of the Statement for a series of Term Preferred Shares setting forth the Liquidation Preference for such Term Preferred Shares; provided that a division, stock split or reverse stock split of a Term Preferred Share shall not, by itself, be deemed to violate clause (i) or (ii) above. For purposes of clause (i) above, no matter shall be deemed to materially and adversely affect any preference, right or power of a Term Preferred Share or the holder thereof unless such matter (i) alters or abolishes any preferential right of such Term Preferred Share, or (ii) creates, alters or abolishes any right in respect of redemption of such Term Preferred Share. For the avoidance of doubt, no vote of the holders of Common Shares will be required to amend, alter or repeal the provisions of the Statement, including any appendix to the Statement.

So long as any Term Preferred Shares are outstanding, the Fund will not, without the unanimous vote or consent of the holders of such Term Preferred Shares outstanding at the time, voting as a separate class, amend, alter or repeal the provisions of the appendix to the Statement relating to such Term Preferred Shares, which provisions obligate the Fund to (i) pay the Term Redemption Price on the Term Redemption Date for Term Preferred Shares, (ii) accumulate dividends at the Dividend Rate (as set forth in the Statement and the applicable appendix to the Statement) for the Term Preferred Shares or (iii) pay the Optional Redemption Premium (if any) provided for in the appendix to the Statement for such Term Preferred Shares; provided that a division, stock split or reverse stock split of a Term Preferred Share shall not, by itself, be deemed to violate clause (i), (ii) or (iii) above. For the avoidance of doubt, no vote of the holders of Common Shares will be required to amend, alter or repeal the provisions of the Statement, including any appendix to the Statement.

Unless a higher percentage is provided for in the Declaration of Trust, (i) the affirmative vote of the holders of at least a “majority of the outstanding Preferred Shares,” including the Term Preferred Shares outstanding at the time, voting as a separate class, will be required (i) to approve any conversion of the Fund from a closed-end to an open-end investment company, (ii) to approve any plan of “reorganization” (as such term is defined in Section 2(a)(33) of the 1940 Act) adversely affecting such Preferred Shares or (iii) to approve any other action requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act. For purposes of the foregoing, the vote of a “majority of the outstanding Preferred Shares” means the vote at an annual or special meeting duly called of (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of such shares are present or represented by proxy at such meeting, or (ii) more than 50% of such shares, whichever is less.

For purposes of determining any rights of the holders of Term Preferred Shares to vote on any matter, whether such right is created by the Statement, by the provisions of the Declaration of Trust, by statute or otherwise, no holder of Term Preferred Shares will be entitled to vote any Term Preferred Shares and no Term Preferred Shares will be deemed to be “outstanding” for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or the time of the actual vote on the matter, as the case may be, the requisite Notice of Redemption with respect to such Term Preferred Shares will have been given in accordance with the Statement, and Deposit Securities for the payment of the Redemption Price of such Term Preferred Shares will have been deposited in trust with the Redemption and Paying Agent for that purpose. No Term Preferred Shares held (legally or beneficially) by the Fund will have any voting rights or be deemed to be outstanding for voting or for calculating the voting percentage required on any other matter or other purposes.

Notwithstanding anything herein to the contrary, the Rating Agency Guidelines discussed below, as they may be amended from time to time by the respective Rating Agency, may be amended by the respective Rating Agency without the vote, consent or approval of the Fund, the Board of Trustees and any holder of Preferred Shares, including any Term Preferred Shares, or any other shareholder of the Fund.

Unless otherwise required by law or the Declaration of Trust, holders of Term Preferred Shares will not have any relative rights or preferences or other special rights with respect to voting other than those specifically set forth in the “Voting Rights” section of the Statement. The holders of Term Preferred Shares will have no rights to cumulative voting. In the event that the Fund fails to declare or pay any dividends on Term Preferred Shares, the exclusive remedy of the holders will be the right to vote for additional trustees as discussed above; provided that the foregoing does not affect the obligation of the Fund to accumulate and, if permitted by applicable law, the Declaration of Trust and the Statement, pay dividends at the Increased Rate as discussed above.

Rating Agencies

The Fund will use commercially reasonable efforts to cause at least one Rating Agency with respect to the Term Preferred Shares to issue long term credit rating with respect to Term Preferred Shares for so long as such Term Preferred Shares are outstanding. The Rating Agencies rating any series of Term Preferred Shares sold under this Prospectus will be identified in a prospectus supplement. The Fund will use commercially reasonable efforts to comply with any applicable Rating Agency Guidelines. Rating Agency Guidelines are guidelines of any Rating Agency, as they may be amended or modified from time to time, compliance with which is required to cause such Rating Agency to continue to issue a rating with respect to Term Preferred Shares for so long as such Term Preferred Shares are outstanding. If a Rating Agency ceases to rate securities of closed-end management investment companies generally, the Board of Trustees will terminate the designation of such Rating Agency as a Rating Agency. The Board of Trustees may elect to terminate the designation of any Rating Agency previously designated by the Board of Trustees to act as a Rating Agency for purposes of the Statement so long as either (i) immediately following such termination, there would be at least one Rating Agency with respect to the Term Preferred Shares or (ii) it replaces the terminated Rating Agency with another NRSRO and provides notice thereof to the holders of Term Preferred Shares; provided that such replacement will not occur unless such replacement Rating Agency will have at the time of such replacement (i) published a rating for the Term Preferred Shares and (ii) entered into an agreement with the Fund to continue to publish such rating subject to the Rating Agency’s customary conditions. A copy of the current Rating Agency Guidelines will be provided to any holder of Term Preferred Shares promptly upon request therefor made by such holder to the Fund by writing the Fund at 333 West Wacker Dr., Chicago, Illinois 60606.

The Board of Trustees may also elect to designate one or more other NRSROs as Rating Agencies with respect to Term Preferred Shares by notice to the holders of the Term Preferred Shares. The Rating Agency Guidelines of any Rating Agency may be amended by such Rating Agency without the vote, consent or approval of the Fund, the Board of Trustees or any holder of Preferred Shares, including any Term Preferred Shares, or Common Shares.

Issuance of Additional Preferred Shares

So long as any Term Preferred Shares are outstanding, the Fund may, without the vote or consent of the holders thereof, authorize, establish and create and issue and sell shares of one or more series of a class of Preferred Shares, ranking on a parity with Term Preferred Shares as to payment of dividends and the distribution of assets upon dissolution, liquidation or the winding up of the affairs of the Fund, in addition to then outstanding Term Preferred Shares, including additional series of Term Preferred Shares, and authorize, issue and sell additional shares of any such series of Preferred Shares then outstanding or so established or created, including additional Term Preferred Shares of a Series, in each case in accordance with applicable law, provided that the Fund will, immediately after giving effect to the issuance of such additional Preferred Shares and to its receipt and application of the proceeds thereof, including to an irrevocable deposit in respect of the redemption of Preferred Shares or the repayment of indebtedness with such proceeds, have Asset Coverage of at least 225%.

Actions on Other than Business Days

Unless otherwise provided herein or in the Statement, if the date for making any payment, performing any act or exercising any right is not a Business Day, such payment will be made, act performed or right exercised on the next succeeding Business Day, with the same force and effect as if made or done on the nominal date provided therefor, and, with respect to any payment so made, no dividends, interest or other amount will accrue for the period between such nominal date and the date of payment.

Modification

To the extent permitted by applicable law and the Statement, the Board of Trustees, without the vote of the holders of Term Preferred Shares, may interpret, supplement or amend the provisions of the Statement or any appendix thereto to supply any omission, resolve any inconsistency or ambiguity or to cure, correct or supplement any defective or inconsistent provision, including any provision that becomes defective after the date hereof because of impossibility of performance or any provision that is inconsistent with any provision of any other preferred shares of the Fund.

THE FUND’S INVESTMENTS

Investment Objectives and Policies

The Fund’s primary investment objective is to achieve a high level of current income. The Fund’s secondary objective is total return. There can be no assurance that the Fund’s investment objectives will be achieved.

In pursuing its objective of high current income, the Fund invests in Adjustable Rate Loans and other debt instruments that may involve significant credit risk. As part of its efforts to manage this risk and the potential impact of such risk on the overall value and returns of the Fund’s portfolio, Symphony generally follows a credit management strategy that includes (i) a focus on Senior Loans that are secured by specific assets, (ii) rigorous and on-going bottom-up fundamental analysis of Issuers, and (iii) overall portfolio diversification. Symphony will perform its own credit and research analysis of Issuers, taking into consideration, among other things, the entity’s financial resources and operating history, its sensitivity to economic conditions and trends, the ability of its management, its debt maturity schedules and borrowing requirements, its anticipated cash flow, interest and asset coverage, and its earnings prospects. Even with these efforts, because of the greater degree of credit risk within the portfolio, the Fund’s net asset value could decline over time. In an effort to help preserve the Fund’s overall capital, Symphony seeks to enhance portfolio value by investing in securities it believes to be undervalued, which, if successful, can mitigate the potential loss of value due to credit events over time. Any capital appreciation realized by the Fund will generally result in the distribution of taxable capital gains to Common Shareholders. There can be no assurance that the Fund will achieve its investment objective.

Nuveen Fund Advisors, the Fund’s investment adviser, is responsible for the Fund’s overall investment strategy and its implementation, including the use of leverage and hedging. Symphony, the Fund’s sub-adviser, is responsible for the day-to-day management of the Fund’s Managed Assets. See “Management of the Fund.”

Under normal market circumstances, the Fund will invest at least 80% of its Assets (net assets plus any borrowings for investment purposes), at the time of purchase, in securities in the issuing company’s capital structure that are senior to its common equity, including but not limited to debt securities and preferred securities.

The Fund’s policy to invest at least 80% of its Assets (net assets plus any borrowings for investment purposes), at the time of purchase, in securities in the issuing company’s capital structure that are senior to its common equity, including but not limited to debt securities and preferred securities is not considered to be fundamental by the Fund and can be changed without a vote of Common Shareholders.

Under normal market circumstances, the Fund invests at least 70% of its Managed Assets in Adjustable Rate Loans. Senior loans and second lien loans are made to Borrowers that operate in various industries and geographic regions. Senior loans, second lien loans and other adjustable rate instruments pay interest at rates which are determined periodically at short-term intervals on the basis of an adjustable base lending rate, primarily LIBOR (of any tenor, but typically between one month and six months, and currency), plus a premium, and are therefore regarded as having short-term durations. Investment in adjustable rate instruments such as Adjustable Rate Loans is expected to minimize changes in the underlying principal value of such investments, and therefore, the Fund’s net asset value, resulting from changes in market interest rates.

The Fund’s policy under normal circumstances of investing at least 70% of its Managed Assets in Adjustable Rate Loans is not considered to be fundamental by the Fund and can be changed without a vote of the Common Shareholders.

The high yield debt instruments may have intermediate-term or even long-term durations, but investments in those instruments will not be made in a manner that will cause the Fund’s average portfolio duration (including the effect of leverage) to exceed five years. The Fund may also invest in convertible and equity securities.

Substantially all of the Adjustable Rate loans the Fund likely will invest in are, at the time of investment, rated below investment grade or unrated but judged by the portfolio managers to be of comparable quality. The Fund has no policy limitations on its investments in securities of any credit rating or in defaulted securities. Investment grade quality securities are those securities that, at the time of investment, are (i) rated by at least one NRSRO within the four highest grades (BBB- or Baa3 or better by S&P, Moody’s or Fitch), or (ii) unrated but judged to be of comparable quality. Securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as “junk bonds.” See Appendix B in the SAI for a description of security ratings. Under normal circumstances, the Fund may invest up to 30% of its Managed Assets in the following securities:

•

other debt securities such as investment and non-investment grade debt securities, fixed rate Senior Loans or subordinated loans, convertible securities and structured notes, (other than structured notes that are designed to provide returns and risks that emulate those of Adjustable Rate Loans, which may be treated as an investment in Adjustable Rate Loans for purposes of the 70% requirement set forth above);

•	mortgage-related and other asset-backed securities (including collateralized loan obligations and collateralized debt obligations);

•	debt securities and other instruments issued by government, government-related or supranational Issuer; and

•	domestic and international equity securities.

The Fund may invest in certain derivative instruments. Such instruments may include total return swaps, credit default swaps, interest rate swaps and futures contracts whose prices, in Symphony’s opinion, correlate with the prices of the Adjustable Rate Loan instruments in which the Fund primarily invests. Total return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset(s), which may include indices, securities or baskets of securities during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from other underlying asset(s). Credit default swaps may require initial premium payments as well as periodic payments related to the interest leg of the swap or to the default of a reference obligation. If the Fund is a seller of a contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to such debt obligations. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. Interest rate swaps involve the exchange by the Fund with a counterparty of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. A futures contract is an agreement between two parties to buy and sell a security, index or interest rate (each a “financial instrument”) for a set price on a future date. Certain futures contracts, such as futures contracts relating to individual securities, call for making or taking delivery of the underlying financial instrument. However, these contracts generally are closed out before delivery by entering into an offsetting purchase or sale of a matching futures contract (same exchange, underlying financial instrument, and delivery month). Other futures contracts, such as futures contracts on interest rates and indices, do not call for making or taking delivery of the underlying financial instrument, but rather are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the financial instrument at the close of the last trading day of the contract and the price at which the contract was originally written. These contracts also may be settled by entering into an offsetting futures contract.

The Fund may utilize swaps and futures contracts as components of “synthetic” investments. A “synthetic” investment is comprised of two components that, when combined, replicate or emulate the economic exposure of a third investment. The Fund may use the combination of a swap or futures contract and cash equivalents to replicate or emulate exposure to Adjustable Rate Loans. The cash equivalent market value effectively represents the “principal” portion of such “synthetic” Adjustable Rate Loan exposure, and the applicable swap or futures contract market value (not notional value) represents the “interest” and/or “return” portion of such Adjustable Rate Loan exposure. When combined, these two components provide the investment profile of a direct investment in Adjustable Rate Loans.

The Fund may invest up to 5% of its Managed Assets in iBoxx Loan Total Return Swaps (as defined below). An iBoxx Loan Total Return Swap is a specific type of total return swap on an index that is designed to provide exposure to the Senior Loan market. The iBoxx Loan Total Return Swap’s underlying index is the Markit iBoxx USD Liquid Leveraged Loans Total Return Index, which is one of a subset of indices designed to track the broader, rules-based Markit iBoxx USD Liquid Leveraged Loan Index. “iBoxx Loan Total Return Swaps” means total return swaps written on the Markit iBoxx USD Liquid Leveraged Loans Total Return Index. Markit, which is not affiliated with Nuveen or the Fund, created this rules-based index to seek to track the broader senior loan market with a smaller subset of the more liquid index constituents (i.e., constituents with greater transparent price discovery, smaller bid-offer spreads, and larger tradeable sizes at particular price quotes). The Fund believes that iBoxx Loan Total Return Swaps provide an efficient and cost-effective basis for obtaining exposure to the senior loan market. The Fund anticipates using IBoxx Loan Total Return Swaps as a component of “synthetic investments” that, when combined with cash equivalents, replicate or emulate exposure to Senior Loans, as described above. iBoxx Loan Total Return Swaps share risks that are similar to other derivative instruments in which the Fund may invest. See “Risk Factors—Security Level Risks—Derivatives Risk, Including the Risk of Swaps.”

Under normal market circumstances, the Fund seeks to maintain an average duration of two years or less for its portfolio, including the effect of leverage. In this Prospectus, “average duration” and “average portfolio duration” are each defined to be the modified duration of the Fund’s portfolio, which is the measure of a debt instrument’s or a portfolio’s price sensitivity with respect to changes in market yields adjusted to reflect the effect of the Fund’s effective leverage. Prices of securities with shorter durations (such as the anticipated average duration of two years or less for the Fund’s portfolio investments as described above) tend to be less sensitive to interest rate changes than securities with longer durations. In general, the value of a portfolio of securities with a shorter duration can be expected to be less sensitive to interest rate changes than a portfolio with a longer duration. For example, the price of a bond with an effective duration of two years will rise (fall) two percent for every one percent decrease (increase) in its yield, and the price of a five-year duration bond will rise (fall) five percent for a one percent decrease (increase) in its yield. As of June 30, 2018, the average leverage-adjusted effective duration of the Fund’s portfolio was 0.72 years, which includes the effects of leverage and takes into account the effect of optional call provisions of the instruments in the Fund’s portfolio. The Fund has no policy limiting the maturity of the Adjustable Rate Loans that it purchases. Adjustable Rate Loans usually have mandatory and optional prepayment provisions. Because of prepayments, the actual remaining maturity of Adjustable Rate Loans may be considerably less than their stated maturity. As of June 30, 2018, the effective maturity of the Fund’s portfolio was 5.16 years, including the effects of leverage.

The Fund has no policy limiting the market capitalization of the equity securities in which it invests.

Under normal circumstances, the Fund may invest up to 20% of its Managed Assets in securities of non-U.S. Issuers that are U.S. dollar or non-U.S. dollar denominated, including debt securities of issuers located, or conducting their business, in emerging markets countries. The Fund may not invest more than 25% of its total assets in securities from an industry which (for the purposes of this Prospectus) generally refers to the classification of companies in the same or similar lines of business such as the automotive, textiles and apparel, hotels, media production and consumer retailing industries.

During temporary defensive periods (e.g., times of adverse market, economic or political conditions), including during the period when the net proceeds of the offering of Common Shares are being invested, the Fund may deviate from its investment policies and objectives. During such periods, the Fund may invest up to 100% of its Managed Assets in short-term investments, including high quality, short-term securities or may invest in short-, intermediate-, or long-term U.S. Treasury Bonds. There can be no assurance that such strategies will be successful. For more information, see the SAI under “Tax Matters.”

For a more complete discussion of the Fund’s portfolio composition, see “Portfolio Composition.”

The Fund cannot change its investment objective without the approval of the holders of a “majority of the outstanding” Common Shares and preferred shares voting together as a single class, and of the holders of a “majority of the outstanding” preferred shares voting as a separate class. When used with respect to particular shares of the Fund, a “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than

50% of the shares, whichever is less. See “Description of Shares—Preferred Shares—Voting Rights” and the SAI under “Description of Shares—Preferred Shares—Voting Rights” for additional information with respect to the voting rights of holders of preferred shares.

Overall Fund Management

Nuveen Fund Advisors oversees Symphony in its management of the Fund’s portfolio. This oversight includes ongoing evaluation of Symphony’s investment performance, portfolio allocations, quality of investment process and personnel, compliance with Fund and regulatory guidelines, trade allocation and execution, and other factors.

Nuveen Fund Advisors also oversees the Fund’s use of leverage, and efforts to minimize the costs and mitigate the risks to Common Shareholders associated with using financial leverage. See “Use of Leverage” and “Hedging Transactions” below. This may involve making adjustments to investment policies in an attempt to minimize costs and mitigate risks.

Symphony Investment Philosophy and Process

Investment Philosophy.    Symphony is responsible for the day-to-day investment operations of the Fund. Symphony believes that managing risk, particularly for volatile assets such as Adjustable Rate Loans and other forms of high yield debt, is of paramount importance. Symphony believes that a combination of fundamental credit analysis and valuation information that is available from the equity markets provide a means of identifying what it believes to be superior investment candidates. Additionally, Symphony focuses primarily on liquid securities to help ensure that exit strategies remain available under different market conditions.

Investment Process.    In identifying Adjustable Rate Loans and other securities for potential purchase, Symphony combines quantitative screening and fundamental and relative value analysis. Symphony evaluates the identified investment candidates for liquidity constraints and favorable capital structures. The investment team then performs rigorous bottom-up fundamental analysis to identify investments with sound industry fundamentals, cash flow sufficiency and asset quality. The final portfolio is constructed using risk management and monitoring systems to ensure proper diversification.

Portfolio Composition and Other Information

The Fund’s portfolio is composed principally of the following investments. A more detailed description of the Fund’s investment policies and restrictions and more detailed information about the Fund’s portfolio investments are contained in the SAI.

Senior Loans.    The Fund may invest in (i) Senior Loans made by banks or other financial institutions to Borrowers, (ii) assignments of such interests in Senior Loans, or (iii) participation interests in Senior Loans. Senior Loans hold the most senior position in the capital structure of a Borrower, are typically secured with specific collateral (such collateral consists of assets and/or stock of the Borrower) and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. The capital structure of a Borrower may include Senior Loans, senior and junior subordinated debt, preferred stock and common stock issued by the Borrower, typically in descending order of seniority with respect to claims on the Borrower’s assets. The proceeds of Senior Loans primarily are used by Borrowers to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings, internal growth and for other corporate purposes. A Senior Loan is typically originated, negotiated and structured by a U.S. or non-U.S. commercial bank, insurance company, finance company or other financial institution (“Agent”) for a lending syndicate of financial institutions which typically includes the Agent (“Lenders”). The Agent typically administers and enforces the Senior Loan on behalf of the other Lenders in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Lenders. The Fund normally will rely primarily on the Agent to collect principal of and interest on a Senior Loan. Also, the Fund usually will rely on the Agent to monitor compliance by the Borrower with the restrictive covenants in a loan agreement.

Senior Loans in which the Fund invests generally pay interest at rates that are redetermined periodically at short-term intervals by reference to a base lending rate, plus a premium. Senior Loans typically have rates of interest that are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate plus a premium or credit spread. These base lending rates are primarily LIBOR (of any tenor, but typically between one month and six months, and currency), and secondarily the prime rate offered by one or more major U.S. banks (“Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders. As adjustable rate loans, the frequency of how often a Senior Loan resets its interest rate will impact how closely such Senior Loans track current market interest rates. The Senior Loans held by the Fund will have a dollar-weighted average period until the next interest rate adjustment of approximately 90 days or less. As a result, as short-term interest rates increase, interest payable to the Fund from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to the Fund from its investments in Senior Loans should decrease. The Fund may utilize derivative instruments to shorten the effective interest rate redetermination period of Senior Loans in its portfolio. Senior Loans typically have a stated term of between one and eight years. In the experience of Symphony, the average life of Senior Loans in recent years has been approximately two years because of prepayments.

The Fund primarily purchases Senior Loans by assignment from a participant in the original syndicate of lenders or from subsequent assignees of such interests. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender.

The Fund may purchase participation interests in the original syndicate making Senior Loans. Loan participation interests typically represent direct participations in a loan to a corporate Borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a Senior Loan, becoming a part Lender. When purchasing a participation interest, the Fund assumes the credit risk associated with the corporate Borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Fund may invest may not be rated by any NRSRO. See “Risk Factors—Security Level Risks—Senior Loan Participation Risk.”

The Fund may purchase and retain in its portfolio Senior Loans where the Borrowers have experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income as well as capital appreciation. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Senior Loan. See “—Warrants and Equity Securities.”

Adjustable Rate Subordinated Loans.    The subordinated loans in which the Fund may invest are typically privately-negotiated investments that rank subordinate in priority of payment to senior debt, such as Senior Loans, and are often unsecured. However, such subordinated loans rank senior to common and preferred equity in a Borrower’s capital structure. Subordinated loans may have elements of both debt and equity instruments, offering fixed or adjustable rates of return in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a Borrower, if any, through an equity interest. This equity interest may take the form of warrants or direct equity investments which will be in conjunction with the subordinated loans. Due to their higher risk profile and often less restrictive covenants as compared to Senior Loans, subordinated loans generally earn a higher return than secured Senior Loans. The warrants associated with subordinated loans are typically detachable, which allows lenders the opportunity to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the Borrower. Subordinated loans also may include a “put” feature, which permits the holder to sell its equity interest back to the Borrower at a price determined through an agreed formula.

The Fund may invest in subordinated loans that are primarily unsecured and that provide for relatively high, adjustable rates of interest, providing the Fund with significant current interest income. The subordinated loans in which the Fund may invest may have interest-only payments in the early years, with amortization of principal deferred to the later years of the subordinated loans. In some cases, the Fund may acquire subordinated loans that, by their terms, convert into equity or additional debt securities or defer payments of interest for the first few years after issuance. Also, in some cases the subordinated loans in which the Fund may invest will be collateralized by a subordinated lien on some or all of the assets of the Borrower. Typically, subordinated loans in which the Fund may invest will have maturities of four to eight years.

The subordinated loan industry is highly specialized and the Fund will rely on Symphony and its employees’ expertise in sourcing, evaluating, structuring, documenting and monitoring such investments by the Fund.

Certain Structured Notes.    The Fund may invest in structured notes (as defined below) that are designed to provide returns and risks that emulate those of Adjustable Rate Loans, the Fund may treat the value of (or, if applicable, the notional amount of) such investment as an investment in Adjustable Rate Loans for purposes of determining compliance with the requirement set forth above that at least 70% of the Fund’s Managed Assets be invested under normal market circumstances in Adjustable Rate Loans

The Fund acting as Original Lender, Sole Lender and/or Agent.    The Fund, in connection with its investments in senior and subordinated loans, particularly those made to middle-market companies, may act as one of the group of lenders originating a loan (“Originating Lender”), may purchase the entire amount of a particular loan (“Sole Lender”), and may act as Agent in the negotiation of the terms of a loan and in the formation of a group of investors in a Borrower’s loan.

The Fund as Originating Lender or Sole Lender.    When the Fund acts as an Originating Lender or Sole Lender it will generally participate in structuring the loan, and may share in an origination fee paid by the Borrower. When the Fund is an Originating Lender or Sole Lender it will generally have a direct contractual relationship with the Borrower, and may enforce compliance by the Borrower with the terms of the loan agreement. As Sole Lender the Fund generally also would have full voting and consent rights under the applicable loan agreement.

The Fund as Agent.    Acting in the capacity of an Agent with respect to a loan may subject the Fund to certain risks in addition to those associated with the Fund’s role as a lender. In consideration of such risks, the Fund invests no more than 20% of its total assets in Senior Loans in which it acts as an Agent or co-Agent and the size of any such individual Senior Loan will not exceed 5% of the Fund’s total assets. See “Risk Factors—Security Level Risks—Senior Loan Agent Risk.”

The Fund’s ability to receive fee income is constrained by certain requirements for qualifying as a regulated investment company under the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”). The Fund intends to comply with those requirements and may limit its investments in loans in which it acts as Originating Lender, Sole Lender or Agent in order to do so.

Other Investments.    The Fund may invest in fixed or floating rate debt instruments and other securities as described below:

High Yield Debt Securities.    The Fund may invest in debt securities rated below investment grade or unrated securities deemed by the Fund’s portfolio managers to be of comparable quality. Debt securities rated below investment grade are commonly referred to as “high yield” or “junk” bonds. These types of bonds are typically issued by companies without long track records of sales and earnings, or by issuers that have questionable credit strength. High yield and comparable unrated debt securities: (a) will likely have some quality and protective characteristics that, in the judgment of the rating agency evaluating the instrument, are outweighed by large uncertainties or major risk exposures to adverse conditions; and (b) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation.

Common Stocks.    The Fund may invest in common stocks and other equity securities. Common stocks generally represent an ownership interest in an issuer, without preference over any other class of securities, including such issuer’s fixed income securities and senior equity securities. Dividend payments generally are not guaranteed and so may be discontinued by the issuer at its discretion or because of the issuer’s inability to satisfy its liabilities. Further, an issuer’s history of paying dividends does not guarantee that it will continue to pay dividends in the future. In addition to dividends, under certain circumstances the Fund may benefit from capital appreciation of an issuer’s common stock.

Convertible Securities.    The Fund may invest in convertible securities, which are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities that may be converted within a specified period of time (typically for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. They also include debt securities with warrants or common stock attached and derivatives combining the features of debt securities and equity securities. Convertible securities entitle the holder to receive interest paid or accrued on debt securities, until the securities mature or are redeemed, converted or exchanged.

Other Corporate Debt Instruments.    Corporate debt instruments generally are used by corporations to borrow money from investors. The Issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain debt instruments in which the Fund may invest may be “perpetual” in that they have no maturity date and some may be convertible into equity securities of the Issuer or its affiliates. The Fund may invest in debt instruments of any quality and such debt instruments may be secured or unsecured. In addition, certain debt instruments in which the Fund may invest may be subordinated to the payment of an Issuer’s senior debt.

Derivatives; Structured Notes.    The Fund may utilize derivatives, structured notes and similar instruments (referred to collectively as “structured notes”) for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations, swap agreements or economically equivalent instruments where the principal and/or interest to be received by the investor is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities or loans, an index of securities or loans, or specified interest rates, or the differential performance of two assets or markets. The interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments.

U.S. Government Securities.    U.S. Government securities include (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one year to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by any of the following: (i) the full faith and credit of the U.S. Treasury, (ii) the right of the Issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (iii) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or (iv) the credit of the agency or instrumentality. The Fund also may invest in any other security or agreement collateralized or otherwise secured by U.S. Government securities. Agencies and instrumentalities of the U.S. Government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, FHLMC, FNMA, GNMA, Student Loan Marketing Association, United States Postal Service, Small Business

Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. Government. Because the U.S. Government generally is not obligated to provide support to its instrumentalities, the Fund invests in obligations issued by these instrumentalities only if Symphony determines that the credit risk with respect to such obligations is minimal.

The principal of and/or interest on certain U.S. Government securities which may be purchased by the Fund could be (i) payable in non-U.S. currencies rather than U.S. dollars or (b) increased or diminished as a result of changes in the value of the U.S. dollar relative to the value of non-U.S. currencies. The value of such portfolio securities may be affected by changes in the exchange rate between foreign currencies and the U.S. dollar.

Commercial Paper.    Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Warrants and Equity Securities.    The Fund may acquire equity securities and warrants issued by an Issuer or its affiliates as part of a package of investments in the Issuer or its affiliates issued in connection with an Adjustable Rate Loan or other debt instrument of the Issuer. The Fund also may convert a warrant so acquired into the underlying security. Investments in warrants and equity securities entail certain risks in addition to those associated with investments in Adjustable Rate Loans or other debt instruments. The value of warrants and equity securities may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the Fund’s net asset value. The Fund may possess material non-public information about an Issuer as a result of its ownership of an Adjustable Rate Loan or other debt instrument of such Issuer. Because of prohibitions on trading in securities of Issuers while in possession of such information, the Fund might be unable to enter into a transaction in a security of such an Issuer when it would otherwise be advantageous to do so.

Repurchase Agreements.    For cash management purposes, the Fund may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell that security at a higher price) with respect to its permitted investments. The Fund’s repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked to market daily.

Other Securities.    The Fund may invest in mortgage-related and other asset-backed securities, and sovereign debt securities, each of which are discussed in more detail in the SAI.

Securities Issued by Non-U.S. Issuers.    The Fund may invest up to 20% of its Managed Assets in securities of non-U.S. Issuers that are U.S. dollar or non-U.S. dollar denominated, including debt securities of issuers located, or conducting their business, in emerging markets countries. The Fund’s Managed Assets to be invested in Adjustable Rate Loans and other debt instruments of non-U.S. Issuers may include debt securities of Issuers located, or conducting their business in, emerging markets countries. The Fund may invest in any region of the world and invest in companies operating in developed countries such as Canada, Japan, Australia, New Zealand and most Western European countries. As used in this Prospectus, an “emerging market” country is any country determined to have an emerging markets economy, considering, among other things, factors such as whether the country has a low-to-middle-income economy according to the World Bank or its related organizations, the country’s credit rating, its political and economic stability and the development of its financial and capital markets. These countries generally include countries located in Latin America, the Caribbean, Asia, Africa, the Middle East and Eastern and Central Europe.

Zero Coupon Bonds.    The Fund’s investments in debt securities may be in the form of a zero coupon bond. A zero coupon bond is a bond that does not pay interest for the entire life of the obligation. Zero coupon bonds allow an Issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently. The Fund would be required to distribute the income on any of these instruments as it accrues, even though the Fund will not receive any of the income on a current basis. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its Common Shareholders.

When-Issued and Delayed Delivery Transactions.    The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. This type of transaction may involve an element of risk because no interest accrues on the securities prior to settlement and, because securities are subject to market fluctuations, the value of the securities at time of delivery may be less (or more) than their cost. A separate account of the Fund will be established with its custodian consisting of cash equivalents or liquid securities having a market value at all times at least equal to the amount of any delayed payment commitment.

Derivatives.    The Fund may invest in certain derivative instruments. Such instruments may include credit default swaps, interest rate swaps, total return swaps, futures contracts or other derivative instruments whose prices in Symphony’s opinion, correlate with the prices of the Fund’s investments. Credit default swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. If the Fund is a seller of a contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to such debt obligations. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would be subject to investment exposure on the notional amount of the swap. If the Fund is a buyer of a contract, the Fund would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund. Interest rate swaps involve the exchange by the Fund with a counterparty of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The Fund will usually enter into interest rate swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

In addition, the Fund may use derivatives such as interest rate swaps to manage the Fund’s effective interest rate exposure. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive. Interest rate swap positions are valued daily. Although there are economic advantages of entering into interest rate swap transactions, there are also additional risks. The Fund helps manage the credit risks associated with interest rate swap transactions by entering into agreements only with counterparties whom Nuveen Fund Advisors and Symphony believe have the financial resources to honor their obligations and by having Nuveen Fund Advisors and Symphony continually monitor the financial stability of the swap counterparties.

Depending on the state of interest rates in general, the Fund’s use of interest rate swaps could enhance or harm the overall performance of the Common Shares. In addition, if the counterparty to an interest rate swap defaults, the Fund would not be able to use the anticipated net receipts under the swap to offset the interest payments on Borrowings or the dividend payments on outstanding Preferred Shares, including Term Preferred Shares. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the Shares. In addition, at the time an interest rate swap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Shares. The Fund could be required to prepay the principal amount of any Borrowings. Such redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap transaction. Early termination of a swap could result in a termination payment by or to the Fund.

The Fund may utilize certain derivative instruments as a hedging technique to protect against potential adverse changes in the market value of portfolio securities. The Fund also may use derivatives to attempt to protect the net asset value of the Fund, to facilitate the sale of certain portfolio securities, to manage the Fund’s effective interest rate exposure as a temporary substitute for purchasing or selling particular securities. From time to time, the Fund also may utilize derivative instruments to create investment exposure. Derivative instruments in which the Fund invests are valued at their market values.

Other derivative instruments that may be used, or other transactions that may be entered into, by the Fund may include the purchase or sale of futures contracts on securities, credit-linked notes, securities indices, other indices or other financial instruments; options on futures contracts; exchange-traded and over-the-counter options on securities or indices; index linked securities; swaps; and currency exchange transactions. Some, but not all, of the derivative instruments may be traded and listed on an exchange. The positions in derivatives will be marked-to-market daily at the closing price established on the exchange or at a fair value.

The Fund may invest up to 5% of its Managed Assets in iBoxx Loan Total Return Swaps (as defined below). An iBoxx Loan Total Return Swap is a specific type of total return swap on an index that is designed to provide exposure to the Senior Loan market. The iBoxx Loan Total Return Swap’s underlying index is the Markit iBoxx USD Liquid Leveraged Loans Total Return Index, which is one of a subset of indices designed to track the broader, rules-based Markit iBoxx USD Liquid Leveraged Loan Index. “iBoxx Loan Total Return Swaps” means total return swaps written on the Markit iBoxx USD Liquid Leveraged Loans Total Return Index. Markit, which is not affiliated with Nuveen or the Fund, created this rules-based index to seek to track the broader senior loan market with a smaller subset of the more liquid index constituents (i.e., constituents with greater transparent price discovery, smaller bid-offer spreads, and larger tradeable sizes at particular price quotes). The Fund believes that iBoxx Loan Total Return Swaps provide an efficient and cost-effective basis for obtaining exposure to the senior loan market. The Fund anticipates using iBoxx Loan Total Return Swaps as a component of “synthetic investments” that, when combined with cash equivalents, replicate or emulate exposure to Senior Loans, as described above. iBoxx Loan Total Return Swaps share risks that are similar to other derivative instruments in which the Fund may invest. See “Risk Factors—Security Level Risks—Derivatives Risk, Including the Risk of Swaps.”

Hedging Transactions.    As noted above, the Fund may invest in certain derivative instruments as a hedging technique to protect against potential adverse changes in the market value of portfolio securities. These types of strategies may generate taxable income. There is no assurance that these derivative strategies will be available at any time, that Nuveen Fund Advisors and Symphony will determine to use them for the Fund or, if used, that the strategies will be successful. See “Hedging Strategies and Other Uses Of Derivatives” in the SAI for further information on hedging transactions.

Limitations on the Use of Futures, Options on Futures and Swaps.    Nuveen Fund Advisors has claimed, with respect to the Fund, the exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act (“CEA”) provided by Commodity Futures Trading Commission (“CFTC”) Regulation 4.5 and is therefore not currently subject to registration or regulation as such under the CEA with respect to the Fund. In addition, Symphony has claimed the exemption from registration as a commodity trading advisor provided by CFTC Regulation 4.14(a)(8) and is therefore not currently subject to registration or regulation as such under the CEA with respect to the Fund. In February 2012, the CFTC announced substantial amendments to certain exemptions, and to the conditions for reliance on those exemptions, from registration as a commodity pool operator. Under amendments to the exemption provided under CFTC Regulation 4.5, if the Fund uses futures, options on futures or swaps other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) may not exceed 5% of the Fund’s net asset value, or alternatively, the aggregate net notional value of those positions may not exceed 100% of the Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions). The CFTC amendments to Regulation 4.5 took effect on December 31, 2012, and the Fund intends to comply with amended Regulation 4.5’s requirements such that Nuveen Fund Advisors will not be required to register as a commodity pool operator with the CFTC with respect to the Fund. The Fund reserves the right to employ futures, options on futures and swaps to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund’s policies. The requirements for qualification as a regulated investment company may also limit the extent to which the Fund may employ futures, options on futures or swaps.

Illiquid Securities.    The Fund may invest in securities and other instruments that, at the time of investment, are illiquid (i.e., securities that are not readily marketable). For this purpose, illiquid securities may include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the 1933 Act, that are deemed to be illiquid, and certain repurchase agreements. The privately negotiated subordinated loans to middle-market companies in which the Fund may invest are likely to be illiquid. The Board of Trustees or its delegate has the ultimate authority to determine which securities are liquid or illiquid for purposes of this limitation. The Board of Trustees has delegated to the Advisers the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. No definitive liquidity criteria are used. The Board of Trustees has directed the Advisers when making liquidity determinations to look for such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the Issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other relevant factors.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 50% of the value of its Managed Assets is invested in illiquid securities, including restricted securities that are not readily marketable, the Fund will take such steps as are deemed advisable, if any, to protect liquidity.

Short-Term/Long-Term Debt Securities; Defensive Position.    During temporary defensive periods (e.g., times of adverse market, economic or political conditions), the Fund may deviate from its investment objective and invest all or any portion of its assets in investment grade debt securities, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. In such a case, the Fund may not pursue or achieve its investment objective during such period.

Lending of Portfolio Securities.    The Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash, U.S. Government securities and/or irrevocable letters of credit issued by a bank, maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the Issuer on the securities loaned through payments from the borrower, although such amounts received from the borrower would not be eligible to be treated as tax-advantaged dividends. The Fund would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund must receive reasonable interest on the loan, and any increase in market value. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging these loans. The Fund may pay only reasonable custodian fees in connection with the loan. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in an Adviser’s judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

Other Investment Companies.    The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies, including exchange-traded funds (“ETFs”) that invest primarily in securities of the types in which the Fund may invest directly. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in securities of the types in which the Fund may invest directly. The Fund generally expects that it may invest in other investment companies and/or other pooled investment vehicles either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares, preferred shares and/or Borrowings, or during periods when there is a shortage of attractive securities of the types in which the Fund may invest in directly available in the market. The Fund may invest in investment companies that are advised by Nuveen Fund Advisors or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. The Fund has not received or applied for, nor does it currently intend to apply for, any such relief. As an investor in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. Symphony will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available securities of the types in which the Fund may invest directly. In addition, the securities of other investment companies also may be leveraged and therefore will be subject to the same leverage risks described herein. As described in the section entitled “Risk Factors,” the net asset value and market value of leveraged shares will be more volatile and the yield to Common Shareholders will tend to fluctuate more than the yield generated by unleveraged shares. The Fund will treat its investments in such investment companies as investments in Adjustable Rate Loans for all purposes, such as for purposes of determining compliance with the requirement set forth above that at least 70% of the Fund’s Managed Assets be invested under normal market circumstances in Adjustable Rate Loans.

Portfolio Turnover.    The Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund’s investment objective. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is generally not expected to exceed 50% under normal circumstances. However, there are no limits on the Fund’s rate of portfolio turnover, and investments may be sold without regard to length of time held when, in Nuveen Fund Advisors’s opinion, investment considerations warrant such action. A higher portfolio turnover rate would result in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. In addition, high portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. See “Tax Matters.”

For the fiscal year ended July 31, 2017, the Fund’s portfolio turnover rate was 46%.

For the six months ended January 31, 2018, the Fund’s portfolio turnover rate was 35%.

PORTFOLIO COMPOSITION

The following table sets forth certain information with respect to the composition of the Fund’s securities as of January 31, 2018.

Fund Allocation (as a % of net assets)*	Percent
Variable Rate Senior Loan Interests	116.8%
Corporate Bonds	23.5%
Exchange-Traded Funds	9.7%
Common Stocks	1.7%
Warrants	0.0%
Investment Companies	6.6%
Other Assets Less Liabilities	(1.3)%

Net Assets Plus Borrowings and Reverse Repurchase Agreements	157.0%

Borrowings	(45.3)%
Reverse Repurchase Agreements	(11.7)%

Net Assets	100%

*	The relative percentages of the value of the investments attributable the securities could change over time as a result of rebalancing the Fund’s assets by Symphony, market value fluctuations, issuance of additional shares and other events.

USE OF LEVERAGE

The Fund may use leverage to pursue its investment objectives to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including Borrowings, issuance of debt securities, issuance of Preferred Shares of beneficial interest and entering into reverse repurchase agreements. The Fund has outstanding Borrowings and reverse repurchase agreements, and from time to time may employ derivatives, such as certain credit default swaps, interest rate swaps, total return swaps and futures contracts, that have the economic effect of leverage by creating additional investment exposure. See “The Fund’s Investments—Portfolio Composition and Other Information—Derivatives” in the Prospectus and “Hedging Transactions” in the SAI. Reverse repurchase agreements may be considered to be borrowings by the Fund, but are not considered to be “senior securities” as defined under the 1940 Act so long as the Fund establishes and maintains on its accounting records cash or other liquid assets equal to the Fund’s obligations in respect of such reverse repurchase agreements, as provided by Investment Company Act Release No. 10666 and related SEC guidance. The Fund may also borrow money for repurchase of its shares or as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. The Fund may use leverage to the extent permissible under the 1940 Act. The Fund will seek to invest any net cash proceeds from leverage in a manner consistent with the Fund’s investment objectives and policies.

The amounts and forms of leverage used by the Fund may vary with prevailing market or economic conditions. The timing and terms of any leverage transactions are determined by the Board of Trustees. There is no assurance that the Fund’s leveraging strategy will be successful.

The Fund currently employs regulatory leverage through Borrowings. Generally, the Fund intends to use the net proceeds from the sale of Term Preferred Shares to repay Borrowings under its Credit Facilities, repurchase securities subject to reverse repurchase agreements or to increase the Fund’s leverage. The Fund may in the future issue additional types of Preferred Shares.

With respect to Borrowings, the Fund has entered into the Credit Agreement and the Repo Facility. The borrowing capacity under the Credit Agreement is $610 million. The Credit Agreement has a rolling monthly

90-day maturity, with an end date of April 1, 2020, unless extended. The Fund has the right to augment or replace the Credit Agreement with a new credit agreement in the future, and any such augmented or replacement credit agreement may contain terms that are materially different than the terms contained in the existing Credit Agreement, including terms that limit payments to holders of Term Preferred Shares. Under the Repo Facility, as a means of leverage, the Fund sells to Société Générale a security or securities that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date, with the Fund retaining the risk of loss that is associated with that security. The Fund will segregate assets determined to be liquid by the Adviser to cover its obligations under the Repo Facility. As of January 31, 2018, the Fund’s outstanding balance on these Borrowings under the: (i) Credit Agreement was $561,000,000 and (ii) Repo Facility was $145,000,000. For the six months ended January 31, 2018, the average daily balance outstanding and average annual interest rate on these Borrowings were $561,000,000 and 2.53%, respectively. The Credit Agreement is secured by substantially all of the assets of the Fund and the Repo Facility is secured by certain specific segregated assets of the Fund. The amount of outstanding Borrowings may vary with prevailing market or economic conditions. The Fund borrows money at rates generally available to institutional investors. Any Borrowings of the Fund, including Borrowings currently under the Credit Agreement and/or under the Repo Facility, will have seniority over Term Preferred Shares. The rights of lenders, such as the Noteholder under the Credit Agreement and Société Générale under the Repo Facility, and any other creditors to receive payments of interest on and repayments of principal of any Borrowings are senior to the rights of holders of Preferred Shares, including Term Preferred Shares, and Common Shares, with respect to the payment of dividends and other distributions, and upon liquidation. The Fund may not be permitted to declare dividends and other distributions with respect to the Term Preferred Shares and Common Shares or redeem Term Preferred Shares unless at such time, the Fund meets certain asset coverage requirements and no event of default or other circumstance exists under the Credit Agreement or with respect to any other Borrowings that would limit or otherwise block payments in redemption. Borrowings and Preferred Shares, such as the Term Preferred Shares, will have seniority over the Common Shares.

The Fund has entered into reverse repurchase agreements as a means of leverage. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. The Fund will segregate assets determined to be liquid by the Adviser to cover its obligations under reverse repurchase agreements.

The Fund may use derivatives, such as interest rate swaps with varying terms, in order to manage the interest rate expense associated with all or a portion of its leverage. Interest rate swaps are bi-lateral agreements whereby parties agree to exchange future payments, typically based upon the differential of a fixed rate and a variable rate, on a specified notional amount. Interest rate swaps can enable a fund to effectively convert its variable leverage expense to fixed, or vice versa. For example, if the Fund issues leverage having a short-term floating rate of interest, the Fund could use interest rate swaps to hedge against a rise in the short-term benchmark interest rates associated with its outstanding leverage. In doing so, the Fund would seek to achieve lower leverage costs over an extended period, which would be the result if short-term interest rates on average exceed the fixed interest rate over the term of the swap. To the extent the fixed swap rate is greater than short-term interest rates on average over the period, overall costs associated with leverage will be greater than if the Fund had not entered into the interest rate swap(s).

So long as the net rate of income received from the Fund’s investments purchased with leverage proceeds exceeds the then current interest rate on such leverage, the investment of the proceeds of leverage will generate more net income than if the Fund had not leveraged itself. However, if the rate of net income received from the Fund’s portfolio investments purchased with the proceeds of leverage is less than the then current interest rate on that leverage, the Fund may be required to utilize other Fund assets to make interest payments on its leveraging instruments.

The Fund pays a management fee to Nuveen Fund Advisors (which in turn pays a portion of such fee to Symphony) based on a percentage of Managed Assets. Managed Assets include the proceeds realized and managed from the Fund’s use of leverage (excluding the leverage exposure attributable to the use of futures, swaps and similar derivatives). Because Managed Assets include the Fund’s net assets as well as assets that are attributable to the Fund’s investment of the proceeds of its leverage, it is anticipated that the Fund’s Managed Assets will be greater than its net assets. Nuveen Fund Advisors will be responsible for using leverage to pursue the Fund’s investment objectives. Nuveen Fund Advisors will base its decision regarding whether and how much leverage to use for the Fund, and the terms of that leverage, on its assessment of whether such use of leverage is in the best interests of the Fund. However, a decision to employ or increase leverage will have the effect, all other things being equal, of increasing Managed Assets and in turn Nuveen Fund Advisors’ and Symphony’s management fees. Thus, Nuveen Fund Advisors may have a conflict of interest in determining whether to use or increase leverage. Nuveen Fund Advisors will seek to manage that potential conflict by recommending to the Fund’s Board of Trustees to leverage the Fund (or increase such leverage) only when it determines that such action would be in the best interests of the Fund and its Shareholders, and by periodically reviewing with the Board of Trustees the Fund’s performance and the impact of the use of leverage on that performance.

Under the 1940 Act, the Fund is not permitted to issue “senior securities” that are Preferred Shares if, immediately after the issuance of Preferred Shares, the asset coverage ratio with respect to such Preferred Shares would be less than 200%. With respect to any such Preferred Shares, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of the Fund plus the aggregate liquidation preference of such Preferred Shares.

The 1940 Act generally defines a “senior security” as any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends; however, the term does not include any promissory note or other evidence of indebtedness issued in consideration of any loan, extension, or renewal thereof, made for temporary purposes and in an amount not exceeding five percent of the value of the Fund’s total assets. A loan shall be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed.

Under the 1940 Act, the Fund is not permitted to issue “senior securities representing indebtedness” if, immediately after the issuance of such senior securities representing indebtedness, the asset coverage ratio with respect to such senior securities would be less than 300%. “Senior securities representing indebtedness” include borrowings (including loans from financial institutions) and debt securities. “Senior securities representing indebtedness” also include other derivative investments or transactions such as reverse repurchase agreements to the extent the Fund has not fully covered, segregated or earmarked cash or liquid assets having a market value at least equal to its future obligation under such instruments. With respect to any such senior securities representing debt, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing represented by senior securities issued by the Fund.

If the asset coverage with respect to senior securities declines below the required ratios discussed above (as a result of market fluctuations or otherwise), the Fund may sell portfolio securities when it may be disadvantageous to do so.

Certain types of leverage used by the Fund may result in the Fund being subject to certain covenants, asset coverage or other portfolio composition limits by its lenders, debt or preferred securities purchasers, rating agencies that may rate the debt or preferred securities, or reverse repurchase counterparties. Such limitations may be more stringent than those imposed by the 1940 Act and may impact whether the Fund is able to maintain its desired amount of leverage. At this time Nuveen Fund Advisors does not believe that any such potential investment limitations will impede it from managing the Fund’s portfolio in accordance with its investment objectives and policies. See “Description of Term Preferred Shares” and “Description of Outstanding Shares and Debt-Senior Securities Representing Indebtedness.”

The Fund may borrow for temporary purposes as permitted by the 1940 Act.

Utilization of leverage is a speculative investment technique and involves certain risks to the Common Shareholders, including increased variability of the Fund’s net income, distributions and net asset value in relation to market changes. There is no assurance that the Fund will use leverage or that the Fund’s use of leverage will work as planned or achieve its goals.

RISK FACTORS

Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in Term Preferred Shares. In addition to risks associated with investing in Term Preferred Shares, an investor in the Term Preferred Shares will also be subject indirectly to the general risks associated with the Fund’s investment policies, as described below. The section below does not describe all of the risks associated with an investment in the Fund. Additional risks and uncertainties may also adversely affect and impact the Fund.

Risks of Investing in Term Preferred Shares

Subordination Risk.

While holders of Term Preferred Shares will have equal liquidation and distribution rights to any other Preferred Shares that might be issued by the Fund, they will be subordinated to the rights of holders of senior indebtedness of the Fund, including the Credit Facilities or any other credit agreement or reverse repurchase agreement in effect on such date. Therefore, dividends, distributions, payments in redemption and other payments to holders of Term Preferred Shares (i) may be blocked by the terms of the Credit Facilities or any other credit agreement or reverse repurchase agreement in effect on such date and (ii) may be subject to prior payments due to the holders of senior indebtedness. The Fund also has the right to augment or replace the Credit Agreement with a new credit agreement in the future, and any such augmented or replacement credit agreement may contain terms that are materially different than the terms contained in the existing Credit Agreement, including terms that limit payments to holders of Term Preferred Shares.

In addition, the 1940 Act may provide debt holders with voting rights that are superior to the voting rights of Preferred Shares holders, including holders of Term Preferred Shares. The rights of lenders, creditors and counterparties of the Fund will also be senior to those of holders of Term Preferred Shares.

Capital Structure Risk.

As noted above, the Fund has entered into the Credit Facilities, and has an outstanding balance. The rights of lenders, such as Société Générale and the Noteholder, and any other creditors to receive payments of interest on and repayments of principal of any Borrowings are senior to the rights of the Fund’s equity holders, such as holders of Preferred Shares, including Term Preferred Shares, and Common Shares, with respect to the payment of dividends and other distributions, and upon liquidation. The Fund may not be permitted to declare dividends and other distributions with respect to the Term Preferred Shares and Common Shares or redeem Term Preferred Shares unless at such time, the Fund meets certain asset coverage requirements and no event of default or other circumstance exists under the Credit Facilities (or any other credit agreement or reverse repurchase agreement in effect as of such date) that would limit or otherwise block payments in redemption.

Interest Rate Risk—Term Preferred Shares.

Term Preferred Shares pay dividends at the Dividend Rate (as described above in “Dividends and Dividend Periods—Dividend Rate”). The Dividend Rate may be adjusted periodically in accordance with the Statement and as disclosed in a prospectus supplement. Prices of fixed income investments vary inversely with changes in market yields. The market yields on securities comparable to Term Preferred Shares may increase, which would likely result in a decline in the secondary market price of Term Preferred Shares prior to the term redemption date. See “Description of Term Preferred Shares—Dividends and Dividend Periods.”

Unlisted Shares Risk.

Because the Fund has no prior trading history for Preferred Shares, it is difficult to predict the trading patterns of Term Preferred Shares, including the effective costs of trading Term Preferred Shares. Moreover,

Term Preferred Shares will not be listed on a stock exchange. Thus, an investment in Term Preferred Shares may be illiquid and there may be no active trading market.

Ratings Risk.

The Fund expects that, at issuance, the Term Preferred Shares will be rated at certain minimum levels by Rating Agencies designated by the Board of Trustees, and that such ratings will be a requirement of issuance of such Shares by the underwriter pursuant to an underwriting agreement. There can be no assurance that the Term Preferred Shares will receive any particular rating from a Rating Agency, or that any such ratings will be maintained at the level originally assigned through the term of Term Preferred Shares. In the event that one or more of the Rating Agencies do not issue a rating on the Term Preferred Shares at all or at the minimum level required, the issuance and sale of Term Preferred Shares in this offering may not be completed. Ratings do not eliminate or mitigate the risks of investing in Term Preferred Shares. A rating issued by a Rating Agency is only the opinion of the entity issuing the rating at that time, and is not a guarantee as to quality, or an assurance of the future performance, of the rated security (in this case, Term Preferred Shares). In addition, the manner in which the Rating Agency obtains and processes information about a particular security may affect the Rating Agency’s ability to timely react to changes in an issuer’s circumstances (in this case, the Fund) that could influence a particular rating. A Rating Agency could downgrade Term Preferred Shares, which may make Term Preferred Shares less liquid in the secondary market and reduce market prices.

Early Redemption Risk.

The Fund may, if permitted under the Statement and as disclosed in a prospectus supplement, voluntarily redeem Term Preferred Shares or may be forced to redeem Term Preferred Shares to meet regulatory requirements and satisfy the asset coverage requirements of the Term Preferred Shares. Such redemptions may be at a time that is unfavorable to holders of Term Preferred Shares. For further information, see “Description of Term Preferred Shares—Redemption” and “—Asset Coverage.”

Tax Risks.

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, among other things, the Fund must derive in each taxable year at least 90% of its gross income from certain prescribed sources. Additionally, in order to qualify for treatment as a regulated investment company, the Fund must meet certain distribution requirements. The failure to pay distributions could result in the Fund ceasing to qualify as a regulated investment company. Nevertheless, the Fund might not distribute all of its net investment income, and the Fund is not required to distribute any portion of its net capital gain. If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to stockholders, and such distributions would be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. The value of Term Preferred Shares may be adversely affected by changes in tax rates and policies.

In addition, the Fund will treat Term Preferred Shares as equity in the Fund for federal income tax purposes. Because there is no controlling legal precedent on the classification of Term Preferred Shares as equity for federal income tax purposes, investors should be aware that the Internal Revenue Service (“IRS”) could assert a contrary position—meaning that the IRS could attempt to classify Term Preferred Shares as debt. If the IRS prevailed on such a position, dividends paid on Term Preferred Shares (including dividends already paid) would be treated as interest payments. Although there is no controlling legal precedent, the Fund’s treatment of the Term Preferred Shares as equity is consistent with the holding of a private letter ruling issued by the IRS to another regulated investment company that preferred stock similar to Term Preferred Shares qualifies as equity for federal income tax purposes. In general, private letter rulings may not be used or cited as precedent, but the courts recognize that private letter rulings reveal the interpretation put upon the statute by the IRS and that they may be helpful in establishing consistency of administrative treatment. In addition, private letter rulings are authority for purposes of determining whether there is substantial authority for the tax treatment of an item in connection with the imposition of the accuracy-related penalty under Section 6662 of the Code. The Fund does not intend currently to seek a ruling on the equity status of Term Preferred Shares. See “Tax Matters.” See also the form of opinion of counsel included as Appendix D to the SAI.

Income Shortfall Risk.

If the interest rates paid on the securities held by the Fund fall below the Dividend Rate, the Fund’s ability to pay dividends on Term Preferred Shares could be jeopardized.

Credit Crisis and Liquidity Risk.

General market uncertainty and extraordinary conditions in the credit markets may impact the liquidity of the Fund’s investment portfolio, which in turn, during extraordinary circumstances, could impact the Fund’s distributions and/or the liquidity of the Term Redemption Liquidity Account (as described under “Description of Term Preferred Shares”). Further, there may be market imbalances of sellers and buyers of Term Preferred Shares during periods of extreme illiquidity and volatility. Such market conditions may lead to periods of thin trading in any secondary market for Term Preferred Shares and may make valuation of Term Preferred Shares uncertain. As a result, the spread between bid and asked prices is likely to increase significantly such that an Term Preferred Shares investor may have greater difficulty selling his or her Term Preferred Shares. Less liquid and more volatile trading environments could result in sudden and significant valuation increases or declines in Term Preferred Shares.

Reinvestment Risk—Term Preferred Shares.

Given the limited term and potential for early redemption of Term Preferred Shares, holders of Term Preferred Shares may face an increased reinvestment risk, which is the risk that the return on an investment purchased with proceeds from the sale or redemption of Term Preferred Shares may be lower than the return previously obtained from an investment in Term Preferred Shares.

Potential Conflicts of Interest Risk.

Nuveen Fund Advisors and Symphony each provide a wide array of portfolio management and other asset management services to a mix of clients and may engage in ordinary course activities in which their respective interests or those of their clients may compete or conflict with those of the Fund. For example, Nuveen Fund Advisors and Symphony may provide investment management services to other funds and accounts that follow investment objectives similar to that of the Fund. In certain circumstances, and subject to its fiduciary obligations under the Investment Advisers Act of 1940, Symphony may have to allocate a limited investment opportunity among its clients, which include closed-end funds, open-end funds, other commingled funds, collateralized loan obligations, collateralized debt obligations, simplified employee pension accounts and other private funds. For additional information about potential conflicts of interest, and the way in which Nuveen Fund Advisors and Symphony address such conflicts, please see the Fund’s SAI.

Fund Level Risk

Investment and Market Risk.

An investment in the Fund’s Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Term Preferred Shares represents an indirect investment in the corporate debt obligations owned by the Fund, which generally trade in the over-the-counter markets. Your Term Preferred Shares at any point in time may be worth less than your original investment.

Issuer Level Risks

Issuer Credit Risk.

Debt instruments in which the Fund may invest are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net assets of the Fund. Even if an issuer remains current on principal and interest payments, a deterioration in the market’s perception of the issuer’s ability to make such payments in the future may cause a reduction in the value of the issuer’s securities, and a commensurate decrease in the value of the Fund’s net assets. To the extent that an issuer must refinance its debt instrument in order to make principal payments at maturity, the issuer’s inability to refinance may present increased risk of loss to the Fund.

There can be no assurance that the liquidation of any collateral securing a debt obligation would satisfy the issuer’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of an issuer, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a debt obligation. The collateral securing a debt obligation may lose all or substantially all of its value in the event of bankruptcy of an issuer. Some debt obligations are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such debt obligations to presently existing or future indebtedness of the issuer or take other action detrimental to the holders of debt obligations, including, in certain circumstances, invalidating such debt obligations or causing interest previously paid to be refunded to the issuer. If interest were required to be refunded, it would negatively affect the Fund’s performance.

In evaluating the creditworthiness of issuers, Symphony may consider, and may rely in part on, analyses performed by others. Issuers may have outstanding debt obligations that are rated below investment grade by a NRSRO. NRSROs are private services that provide ratings of the credit quality of debt instruments. Ratings assigned by a NRSRO are not absolute standards of credit quality and do not evaluate market risks or the liquidity of securities. NRSROs may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. To the extent that the issuer of a security pays a NRSRO for the analysis of its security, an inherent conflict of interest may exist that could affect the reliability of the rating. Many of the debt obligations acquired by the Fund will have been assigned ratings below investment grade quality. Because of the protective features of Senior Loans, Symphony believes that Senior Loans tend to have more favorable loss recovery rates as compared to more junior types of below investment grade debt obligations. In addition, Symphony believes there are investment opportunities in the subordinated loan segment, which it believes create the potential for attractive risk-adjusted returns. Symphony does not view ratings as the determinative factor in its investment decisions and relies more upon its credit analysis abilities.

The Fund’s Adjustable Rate Loans and other loans may include interest rate reset provisions, which can increase issuer credit risk. Under certain circumstances, a loan’s interest rate may reset at a higher rate that the Borrower cannot repay and thereby cause the loan to default.

Below Investment Grade Risk.

The Fund invests in debt instruments that are rated below investment grade at the time of investment or that are unrated but judged by the portfolio managers to be of comparable quality. Debt instruments of below investment grade quality are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and are commonly referred to as junk bonds or high yield debt, which may be subject to higher price volatility and default risk than investment grade instruments of comparable terms and duration. Issuers of lower grade instruments may be highly leveraged and may not have available to them more traditional methods of financing. The prices of these lower grade instruments are typically more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade instruments. The secondary market for lower grade instruments, including some Adjustable Rate Loans and most subordinated loans may not be as liquid as the secondary market for more highly rated instruments, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular instrument. There are fewer dealers in the market for lower grade securities than for investment grade obligations. The prices quoted by different dealers for lower grade instruments may vary significantly and the spread between the bid and ask price for such instruments is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for lower grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these instruments or may be able to sell the instruments only at prices lower than if such instruments were widely traded. Prices realized upon the sale of such lower rated or unrated instruments, under these circumstances, may be less than the prices used in calculating the Fund’s NAV.

Distressed and defaulted securities, including DIPs, generally present the same risks as investments in below investment grade debt instruments. However, in most cases, these risks are of a greater magnitude because of the uncertainties of investing in an issuer undergoing financial distress. An issuer of distressed securities may be in bankruptcy or undergoing some other form of financial restructuring. Interest and/or principal payments on distressed securities may be in default. Distressed securities present a risk of loss of principal value, including potentially a total loss of value. Distressed securities may be highly illiquid and the prices at which distressed securities may be sold may represent a substantial discount to what Symphony believes to be the ultimate value of such obligations.

Non-U.S. Securities Risk.

The Fund may invest in securities of non-U.S. Issuers that are U.S. dollar or non-U.S. dollar denominated. Investments in securities of non-U.S. companies involve special risks not presented by investments in securities of U.S. companies, including less publicly available information about non-U.S. companies or markets due to less rigorous disclosure or accounting standards or regulatory practices; restrictions on foreign investment; possible restrictions on repatriation of investment income and capital; reduced levels of government regulation; many non-U.S. markets may be smaller, less liquid and more volatile; potential adverse effects of fluctuations in currency exchange rates and the costs associated with them (such as currency transfer fees) or fluctuations in controls on the value of the Fund’s investments; the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; the impact of economic, political, social or diplomatic events; possible seizure of a company’s assets; including expropriation and nationalization; restrictions imposed by non-U.S. countries limiting the ability of non- U.S. issuers to make payments of principal and/or interest and withholding and other non-U.S. taxes may decrease the Fund’s return. In addition, settlement, clearing, safe custody and registration procedures may be underdeveloped, which increases the chance of an error, fraud or default, which could cause loss to the Fund. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Also, enforcing legal rights, such as security interests in collateral underlying loans, may be difficult, costly and slow in non-U.S. countries. Given this possibility, underlying collateral of non-U.S. Borrowers may be insufficient to fully discharge their obligations to the Fund. These risks are more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region and to the extent that the Fund invests in securities of issuers in emerging markets. See “—Emerging Markets Risk” below. To the extent the Fund invests in depositary receipts, the Fund will be subject to many of the same risks as when investing directly in non-U.S. securities. The holder of an unsponsored depositary receipt may have limited voting rights and may not receive as much information about the issuer of the underlying securities as would the holder of a sponsored depositary receipt. The Fund’s income from non-U.S. issuers may be subject to non-U.S. withholding taxes. In some countries, the Fund also may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties tax. To the extent foreign income taxes are paid by the Fund, it is unlikely that U.S. Shareholders will be able to claim a credit or deduction for U.S. federal income tax purposes. See “Tax Matters.” Furthermore, foreign market securities may incur brokerage or stock transfer taxes, which may have the effect of increasing the Fund’s cost of investment and which may reduce the realized gain or increase the loss on such securities at the time of sale.

Emerging Markets Risk.

The Fund may invest in securities of non-U.S. Issuers that are U.S. dollar or non-U.S. dollar denominated. The Fund’s Managed Assets to be invested in loans and other debt instruments of non-U.S. Issuers may include debt securities of Issuers located, or conducting their business in, emerging markets countries. Risks of investing in emerging markets issuers include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth, and which may in turn diminish the value of the companies in those markets.

Asset-Backed Securities Risk.

The Fund may invest in mortgage related debt securities and other types of asset backed securities. In the last ten years, certain mortgage-related and asset-backed securities in the United States have experienced difficulties that still adversely affect the performance and market value of certain asset backed securities. Delinquencies and losses on residential mortgage loans may increase, and a decline in or flattening of housing values may exacerbate losses for mortgage related securities. Furthermore, any increase in prevailing market interest rates may result in increased payments for borrowers who have adjustable-rate mortgage loans. Therefore, the risks of loss is heighted for borrowers with adjustable rate loans.

Asset backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying the securities to be prepaid more slowly than expected, thereby lengthening the duration of such securities, increasing their sensitivity to interest rate changes and causing their prices to decline.

Additionally, a mortgage-related security may be negatively affected by the quality of the mortgages underlying such security, the credit quality of its issuer or guarantor, and the nature and structure of its credit support. The Fund may invest in subprime loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

Collateralized Debt Obligations Risk.

The Fund may invest in collateralized debt obligations (“CDOs”). CDOs include, among other things, collateralized loan obligations (“CLOs”) and other similarly structured securities. CDOs may charge a management fee and administrative expenses. CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CLO securities as a class. The risks of an investment in a CDO depend largely on the type of the collateral and the class of the CDO in which the Fund invests.

Security Level Risks

Senior Loan Risk.

Senior Loans hold the most senior position in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. Senior Loans that the Fund intends to invest in are usually rated below investment grade, and share the same risks of other below investment grade debt instruments.

Although the Fund invests primarily in Senior Loans that are secured by specific collateral, there can be no assurance the liquidation of such collateral would satisfy a Borrower’s obligation to the Fund in the event of Borrower default or that such collateral could be readily liquidated under such circumstances. If the terms of a Senior Loan do not require the Borrower to pledge additional collateral in the event of a decline in the value of the already pledged collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower’s obligations under the Senior Loan.

In the event of bankruptcy of a Borrower, the Fund could also experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a Senior Loan. If a secured loan is foreclosed, the Fund would likely bear the costs and liabilities associated with owning and disposing of the collateral. The collateral may be difficult to sell and the Fund would bear the risk that the collateral may decline in value while the Fund is holding it. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to lenders, including the Fund. Such court action could under certain circumstances include invalidation of Senior Loans.

Loan interests may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the protections of the federal securities laws.

Second Lien Loans and Unsecured Loans Risk.

Second lien loans and unsecured loans generally are subject to the same risks associated with investments in Senior Loans, as discussed above. Because second lien loans and unsecured loans are lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the Borrower and property securing the loan, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the Borrower. This risk is generally higher for unsecured loans, which are not backed by a security interest in any specific collateral. Second lien loans and unsecured loans are expected to have greater price volatility than Senior Loans and may be less liquid. Second lien loans and unsecured loans of below investment grade quality also share the same risks of other below investment grade debt instruments.

Subordinated Loans and Other Subordinated Debt Instruments.

Issuers of subordinated loans and other subordinated debt instruments in which the Fund may invest usually will have, or may be permitted to incur, other debt that ranks equally with, or senior to, the subordinated loans or other subordinated debt instruments. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which the Fund is entitled to receive payments in respect of subordinated loans or other subordinated debt instruments in which it invests. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of an issuer, holders of debt instruments ranking senior to the subordinated loan or other debt instrument in which the Fund invests would typically be entitled to receive payment in full before the Fund receives any distribution in respect of its investment. After repaying such senior creditors, such issuer may not have any remaining assets to use for repaying its obligation to the Fund. In the case of debt ranking equally with subordinated loans or other subordinated debt instruments in which the Fund invests, the Fund would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant issuer. In addition, the Fund will likely not be in a position to control any issuer by investing in its debt instruments. As a result, the Fund will be subject to the risk that an issuer in which it invests may make business decisions with which the Fund disagrees and the management of such issuer, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve the Fund’s interests as a debt investor.

Risk of Settlement Delays.

Portfolio transactions in loans may settle in as short as seven days but typically can take up to two or three weeks, and in some cases much longer. Unlike the securities markets, there is no central clearinghouse for loan transactions, and the loan market has not established enforceable settlement standards or remedies for failure to settle.

Loans Not Considered Securities.

Loan interests may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the protections of the federal securities laws.

Interest Rate Risk.

Interest rate risk is the risk that fixed rate debt instruments will decline in value because of changes in market interest rates. When interest rates rise, the value of fixed rate obligations can be expected to decline. Conversely, when interest rates decline, the value of fixed rate obligations can be expected to rise. The Fund’s investments in such fixed rate instruments means that the NAV of the Fund and market price of the Shares will tend to decline if market interest rates rise. Because interest rates on most adjustable rate instruments typically only reset periodically (e.g., monthly or quarterly), a sudden and significant increase in market interest rates may cause a decline in the value of these investments and in the Fund’s NAV.

Risks in Loan Valuation.

The Fund utilizes independent pricing services approved by the Board of Trustees to value portfolio instruments at their market value. If the pricing services are unable to provide a market value or if a significant event occurs such that the valuation(s) provided are deemed unreliable, the Fund may value portfolio instrument(s) at their fair value, which is generally the amount an owner might reasonably expect to receive upon a current sale. Valuation risks associated with investing in adjustable rate corporate debt instruments include, but are not limited to: a limited number of market participants, a lack of publicly-available information, resale restrictions, settlement delays, corporate actions and adverse market conditions which may make it difficult to value or sell such instruments.

Senior Loan Agent Risk.

A financial institution’s employment as an Agent under a Senior Loan might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the loan agreement would likely remain available to holders of such indebtedness. However, if assets held by the terminated Agent for the benefit of the Fund were determined to be subject to the claims of the Agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on a Senior Loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or government agency) similar risks may arise.

Loan Participation Risk.

The Fund may purchase a participation interest in a loan and by doing so acquire some or all of the interest of a bank or other lending institution in a loan to a Borrower. A participation typically will result in the Fund having a contractual relationship only with the Lender, not the Borrower. As a result, the Fund assumes the credit risk of the Lender selling the participation in addition to the credit risk of the Borrower. By purchasing a participation, the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the participation and only upon receipt by the Lender of the payments from the Borrower. In the event of insolvency or bankruptcy of the Lender selling the participation, the Fund may be treated as a general creditor of the Lender and may not have a senior claim to the Lender’s interest in the loan. If the Fund only acquires a participation in the loan made by a third party, the Fund may not be able to control the exercise of any remedies that the Lender would have under the loan. Such third party participation arrangements are designed to give loan investors preferential treatment over high yield investors in the event of a deterioration in the credit quality of the Borrower. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the loan will be repaid in full.

Prepayment Risk.

During periods of declining interest rates or for other purposes, issuers may exercise their option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding instruments. This is known as call or prepayment risk. Prepayments cannot be predicted with accuracy. Loans in particular may be subject to early prepayment and thus the actual maturity of loans is typically shorter than their stated final maturity calculated solely on the basis of the stated life and payment schedule. In addition, below investment grade debt instruments frequently have call features that allow an issuer to redeem an instrument at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (commonly referred to as call protection). An issuer may redeem a lower grade instrument if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. Senior loans typically have no such call protection. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be increased.

Structured Product Risk.

The Fund may invest in structured products such as structured notes. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer or the entity that sold assets to the special purpose trust. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. When investing in structured products, it is impossible to predict whether the underlying index or prices of the underlying securities will rise or fall, but prices of the underlying indices and securities (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect particular issuers of securities and capital markets generally. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the illiquidity of the Fund’s portfolio to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities. Investments in structured notes involve risks including income risk, credit and market risk. Where the Fund’s investments in structured notes are based upon the movement of one or more factors, including interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

Warrants and Equity Securities Risk.

Investments in warrants and equity securities entail certain risks in addition to those associated with investments in adjustable rate instruments or other debt instruments. The value of warrants and equity securities may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the Fund’s NAV. The Fund may possess material non-public information about an issuer as a result of its ownership of an adjustable rate instrument or other debt instrument of such issuer. Because of prohibitions on trading in securities of issuers while in possession of such information, the Fund might be unable to enter into a transaction in a security of such an issuer when it would otherwise be advantageous to do so.

Duration Risk.

Duration is the sensitivity, expressed in years, of the price of a fixed income security to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations, which typically corresponds to higher volatility and higher risk. For example, if a security or portfolio has a duration of three years and interest rates increase by 1%, then the security or portfolio would decline in value by approximately 3%. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. The duration of a security will be expected to change over time with changes in market factors and time to maturity. The duration of the Fund’s portfolio is not subject to any limits and therefore the portfolio may be very sensitive to interest rate changes.

Zero Coupon Bonds Risk.

The market prices of zero coupon bonds of below investment grade quality will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest currently and in cash.

Floating-Rate and Fixed-to-Floating-Rate Securities Risk.

The market value of floating-rate securities is a reflection of discounted expected cash flows based on expectations for future interest rate resets. The market value of such securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the reset. This risk may also be present with respect to fixed-to-floating-rate securities in which the Fund may invest. A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating-rate and fixed-to-floating-rate securities will decline due to lower coupon payments on floating rate securities.

When-Issued and Delayed Delivery Transactions Risk.

When-issued and delayed-delivery transactions may involve an element of risk because no interest accrues on the securities prior to settlement and, because securities are subject to market fluctuations, the value of the securities at time of delivery may be less (or more) than their cost. A separate account of the Fund will be established with its custodian consisting of cash equivalents or liquid securities having a market value at all times at least equal to the amount of any delayed payment commitment.

Illiquid Securities Risk.

The Fund may invest in securities and other instruments that, at the time of investment, are illiquid. Illiquid securities are securities that are not readily marketable and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the 1933 Act or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

Other Risks Associated With Loans.

Many senior loans, second lien loans and other loans in which the Fund invests may not be rated by a NRSRO, will not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. To the extent that a secondary market does exist for certain loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. In addition, the amount of public information available with respect to loans generally may be less extensive than that available for registered or exchange listed securities. As a result, the Fund is particularly dependent on the analytical abilities of Symphony with respect to investments in such loans. Symphony’s judgment about the credit quality of a Borrower may be wrong. Economic and other events (whether real or perceived) can reduce the demand for certain loans or loans generally, which may reduce market prices and cause the Fund’s NAV to fall. The frequency and magnitude of such changes cannot be predicted. No active trading market may exist for some senior loans and some loans may be subject to restrictions on resale. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in the Fund’s NAV. During periods of limited supply and liquidity of loans, the Fund’s yield may be lower. Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain loans and other securities or market conditions that reduce liquidity) can reduce the value of loans and other debt obligations, impairing the Fund’s NAV.

Derivatives Risk, Including the Risk of Swaps.

The Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying the derivatives. The risks associated with derivatives include (i) the imperfect correlation between the value of such instruments and the underlying assets, (ii) the possible default of the counterparty to the transaction, (iii) illiquidity of the derivative instruments, and (iv) high volatility losses caused by unanticipated market movements, which are potentially unlimited. Whether the Fund’s use of derivatives is successful will depend on, among other things, if Nuveen Fund Advisors and Symphony correctly forecast market values, interest rates and other applicable factors. If Nuveen Fund Advisors and Symphony incorrectly forecast these and other factors, the investment performance of the Fund will be unfavorably affected. It is possible that regulatory developments in the derivatives market could adversely affect the Fund’s ability to successfully use derivative instruments.

The Fund is subject to the credit risk that its counterparty (whether a clearing corporation in the case of exchange traded instruments or another third party in the case of over-the-counter instruments) may be unable to meet its obligations. In addition, there is a risk of loss by the Fund of margin deposits in the event of the bankruptcy of the dealer with whom the Fund has an open position in an option or futures or forward contract. Derivative instruments traded in foreign markets may offer less liquidity and greater credit risk than comparable instruments traded in domestic markets. The ability of the Fund to close out its positions also may be affected by exchange imposed daily trading limits on options and futures contracts. If the Fund is unable to close out a position, it will be unable to realize its profit or limit its losses until such time as the option becomes exercisable or expires or the futures or forward contract terminates, as the case may be. The inability to close out options, futures and forward positions could also have an adverse impact on the Fund’s ability to use derivative instruments as a hedging strategy.

The Fund may enter into debt-related derivatives instruments including credit default swap contracts, interest rate swaps and total return swaps. The Fund may enter into total return swaps on an underlying index to create investment exposure. For example, in order to replicate or emulate exposure to the Senior Loan market, the Fund may invest in iBoxx Loan Total Return Swaps, which are swaps written on an underlying index. See The Fund’s Investments—Portfolio Composition and Other Information—Derivatives; Structured Notes.” The Fund cannot guarantee that this index will in all cases correlate with or “track” the desired exposure to Senior Loans. If the index underlying the iBoxx Loan Total Return Swaps does not track the Senior Loan market, the Fund’s investments in iBoxx Loan Total Return Swaps may not perform as expected. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Credit default and total return swap agreements may effectively add leverage to the Fund’s portfolio. Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to the Fund thereunder. In addition, the use of swaps requires an understanding by Nuveen Fund Advisors and Symphony not only of the referenced asset, rate or index, but also of the swap itself. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid, increasing the Fund’s interest rate risk. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. The derivatives market, including the swaps market, is subject to a changing regulatory environment. It is possible that regulatory or other developments in the derivatives market could adversely affect the Fund’s ability to successfully use derivative instruments. See also, “Risk Factors—Security Level Risks—Counterparty Risk” and “Risk Factors—Other Risks—Hedging Risk” and “Hedging Transactions” in the SAI.

Reverse Repurchase Agreement Risk.

Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party to the agreement may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences to the Fund. The use by the Fund of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities.

Swap Risk.

Swap agreements are typically over-the-counter, two-party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year, where the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Interest rate swaps involve the exchange with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed-rate payments). The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund’s risk of loss generally consists of the net amount of interest payments that the Fund contractually is entitled to receive. There can be no assurance that any interest rate swap entered into by the Fund, including any interest rate swap associated with the Term Preferred Shares, as described in a prospectus supplement, will have the intended effect.

Counterparty Risk.

Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives, insured securities or other transactions supported by another party’s credit may affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have recently incurred significant losses and financial hardships including bankruptcy as a result of exposure to sub-prime mortgages and other lower quality credit investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using derivatives or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of insolvency of a counterparty, the Fund may sustain losses or be unable to liquidate a derivatives position.

Call Risk.

The Fund may invest in debt instruments that are subject to call risk. Debt instruments may be redeemed at the option of the issuer, or “called,” before their stated maturity date. In general, an issuer will call its debt instruments if they can be refinanced by issuing new instruments which bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates, an issuer will call its high-yielding debt instruments. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Other Risks

Hedging Risk.

The Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to Nuveen Fund Advisors and Symphony’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that Nuveen Fund Advisors and Symphony’s judgment in this respect will be correct. In addition, no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so.

Reinvestment Risk.

Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the portfolio’s current earnings rate.

Borrowing Risk.

In addition to borrowing for leverage (See “Use of Leverage”), the Fund may borrow for temporary or emergency purposes, pay dividends, repurchase its shares, or clear portfolio transactions. Borrowings may exaggerate changes in the NAV of the Fund and may affect the Fund’s net income. When the Fund borrows money, it must pay interest and other fees, which will reduce the Fund’s returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings.

Regulatory Risk.

To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of adjustable rate instruments for investment may be adversely affected. Further, such legislation or regulation could depress the market value of adjustable rate instruments.

Anti-Takeover Provisions.

The Declaration and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Shares. See “Certain Provisions in the Declaration of Trust and By-Laws.”

Other Investment Companies Risk.

The Fund may invest in the securities of other investment companies. Such securities may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities. Utilization of leverage is a speculative investment technique and involves certain risks. An investment in securities of other investment companies that are leveraged may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities will be diminished.

Deflation Risk.

Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Market Disruption and Geopolitical Risk.

The aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria, Russia, Ukraine and the Middle East, possible terrorist attacks in the United States and around the world, growing social and political discord in the United States, the European debt crisis, the response of the international community—through economic sanctions and otherwise—to Russia’s annexation of the Crimea region of Ukraine and posture vis-a-vis Ukraine, further downgrade of U.S. Government securities, the change in the U.S. president and the new administration and other similar events, may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund does not know and cannot predict how long the securities markets may be affected by these events and the effects of these and similar events in the future on the U.S. economy and securities markets. The Fund may be adversely affected by abrogation of international agreements and national laws which have created the market instruments in which the Fund may invest, failure of the designated national and international authorities to enforce compliance with the same laws and agreements, failure of local, national and international organizations to carry out their duties prescribed to them under the relevant agreements, revisions of these laws and agreements which dilute their effectiveness or conflicting interpretation of provisions of the same laws and agreements. The Fund may be adversely affected by uncertainties such as terrorism, international political developments, and changes in government policies, taxation, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of the countries in which it is invested.

Recent Market Conditions.

Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects. Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in certain instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.

In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. In some countries where economic conditions are recovering, such countries are nevertheless perceived as still fragile. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws. The impact of new financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. Regulatory changes are causing some financial services companies to exit long-standing lines of business, resulting in dislocations for other market participants. In addition, the contentious domestic political environment, as well as political and diplomatic events within the United States and abroad, such as the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The U.S. government has recently reduced federal corporate income tax rates, and future legislative, regulatory and policy changes may result in more restrictions on international trade, less stringent prudential regulation of certain players in the financial markets, and significant new investments in infrastructure and national defense. Markets may react strongly to expectations about the changes in these policies, which could increase volatility, especially if the markets’ expectations for changes in government policies are not borne out.

Changes in market conditions will not have the same impact on all types of securities. Interest rates have been unusually low in recent years in the United States and abroad. Because there is little precedent for this situation, it is difficult to predict the impact of a significant rate increase on various markets. For example, because investors may buy securities or other investments with borrowed money, a significant increase in interest rates may cause a decline in the markets for those investments. Because of the sharp decline in the worldwide price of oil, there is a concern that oil producing nations may withdraw significant assets now held in U.S. Treasuries, which could force a substantial increase in interest rates. Regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse. The precise details and the resulting impact of the United Kingdom’s vote to leave the European Union (“EU”), commonly referred to as “Brexit,” are not yet known. The effect on the United Kingdom’s economy will likely depend on the nature of trade relations with the EU and other major economies following its exit, which are matters to be negotiated. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the United Kingdom and European economies, as well as the broader global economy for some time.

The impact of these developments in the near- and long-term is unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.

Certain Affiliations.

Certain broker-dealers may be considered to be affiliated persons of the Fund, Nuveen Fund Advisors, Nuveen and/or TIAA. Absent an exemption from the SEC or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. The Fund has not applied for and does not currently intend to apply for such relief. This could limit the Fund’s ability to engage in securities transactions, purchase certain Adjustable Rate Loans, if applicable, and take advantage of market opportunities.

MANAGEMENT OF THE FUND

Trustees and Officers

The Board of Trustees is responsible for the Fund’s Management, including supervision of the duties performed by Nuveen Fund Advisors. The names and business addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI.

Investment Adviser, Sub-Adviser and Portfolio Managers

The Investment Adviser.    Nuveen Fund Advisors, a registered investment adviser, is responsible for overseeing the Fund’s overall investment strategy and its implementation. Nuveen Fund Advisors also is responsible for the ongoing monitoring of Symphony and overseeing the Fund’s use of leverage. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, IL 60606.

Nuveen Fund Advisors also has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services. Nuveen Fund Advisors is an indirect subsidiary of Nuveen, the investment management arm of TIAA. TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund. As of March 31, 2018, Nuveen managed approximately $967 billion in assets, of which approximately $139 billion was managed by Nuveen Fund Advisors.

Sub-Adviser.    Symphony Asset Management LLC currently serves as sub-adviser to the Fund and as an investment adviser or subadviser to certain other open-end and closed-end funds and as investment adviser to separately managed accounts. The address for Symphony is 555 California Street, Suite 3100, San Francisco, California 94104.

Portfolio Management.    Gunther Stein (a “Portfolio Manager”) is Chief Investment Officer and Chief Executive Office at Symphony. Prior to that, he was Director of Fixed Income Strategies. Mr. Stein is responsible for leading Symphony’s fixed-income and equity investments strategies and research and overseeing firm trading. Prior to joining Symphony in 1999, Mr. Stein was a high yield portfolio manager at Wells Fargo Bank, where he managed a high yield portfolio, was responsible for investing in public high yield bonds and bank loans and managed a team of credit analysts.

Sutanto Widjaja (a “Portfolio Manager”) is a member of Symphony’s fixed-income team and his responsibilities include portfolio management for Nuveen Credit Strategies Income Fund (since 2005) and other related strategies. Prior to joining Symphony in 2003, Mr. Widjaja was Manager of Finance at WineShopper.com, an Analyst in investment banking at Robertson, Stephens & Company, and an Analyst at Accenture.

Additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of securities in the Fund is provided in the SAI. The SAI is available free of charge by calling (800) 257-8787 or by visiting the Fund’s website at www.nuveen.com. The information contained in, or that can be accessed through, the Fund’s website is not part of this Prospectus or the SAI.

Investment Management and Sub-Advisory Agreements

Investment Management Agreement.    Pursuant to an investment management agreement between Nuveen Fund Advisors and the Fund (the “Investment Management Agreement”), the Fund has agreed to pay an annual management fee for the services and facilities provided by Nuveen Fund Advisors, payable on a monthly basis, based on the sum of a fund-level fee and a complex-level fee, as described below.

Fund-Level Fee.    The annual fund-level fee for the Fund, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	0.6800%
For the next $500 million	0.6550%
For the next $500 million	0.6300%
For the next $500 million	0.6050%
For managed assets over $2 billion	0.5800%

Complex Level Fee.    The annual complex-level fee for the Fund, payable monthly, is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule, by the Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

*

For the complex-level fees, managed assets include closed-end fund assets managed by Nuveen Fund Advisors that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by Nuveen Fund Advisors as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with Nuveen Fund Advisors’ assumption of the management of the former First American Funds effective January 1, 2011. As of January 31, 2018, the complex-level fee rate for the Fund was 0.1591%.

In addition to the fee of Nuveen Fund Advisors, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with Nuveen Fund Advisors and Symphony), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses associated with any Borrowings, expenses of issuing any Preferred Shares, including the Term Preferred Shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

A discussion regarding the basis for the Board of Trustees’ decision to renew the Investment Management Agreement for the Fund may be found in the Fund’s annual report to shareholders dated July 31 of each year.

Sub-Advisory Agreement.    Pursuant to the Sub-Advisory Agreement, Symphony will receive from Nuveen Fund Advisors a management fee equal to the portion specified below of the management fee payable by the Fund to Nuveen Fund Advisors, payable on a monthly basis:

Average Daily Managed Assets	Percentage of Net Management Fee
Up to $125 million	55.0%
$125 million to $150 million	52.5%
$150 million to $175 million	50.0%
$175 million to $200 million	47.5%
$200 million and over	45.0%

A discussion regarding the basis for the Board of Trustees’ decision to renew the Sub-Advisory Agreement for the Fund may be found in the Fund’s annual report to shareholders dated July 31 of each year.

NET ASSET VALUE

The Fund will determine the net asset value of its shares daily, as of the close of regular session trading on the NYSE (normally 4:00 p.m., Eastern Time). Net asset value is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of Common Shares outstanding. In addition, accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund. All valuations are subject to review by the Fund’s Board of Trustees or its delegate.

The Fund uses an independent pricing service to value most Adjustable Rate Loans and other debt securities at their market value or at a fair value determined by the independent pricing service.

The Fund will use the fair value method to value loans or other securities if the independent pricing service is unable to provide a market or fair value for them or if the market value provided by the independent pricing service is deemed unreliable, or if events occurring after the close of a securities market and before the Fund values its Managed Assets would materially affect net asset value. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair value procedures.

An independent pricing service typically will value Adjustable Rate Loans at the mean of the highest bona fide bid and lowest bona fide ask prices when current quotations are readily available. Adjustable Rate Loans for which current quotations will not be readily available are valued at a fair value as determined by the pricing service provider using a wide range of market data and other information and analysis, including credit considerations considered relevant by the pricing service provider to determine valuations. The procedures of any independent pricing service and its valuations will be reviewed by the officers of the Fund under the general supervision of the Board of Trustees. If the Fund believes that a value provided by a pricing service provider does not represent a fair value as a result of information specific to that Adjustable Rate Loan or Borrower or its affiliates, which the Fund believes that the pricing agent may not be aware, the Fund may in its discretion value the Adjustable Rate Loan subject to procedures approved by the Board of Trustees and reviewed on a periodic basis, and the Fund will utilize that price instead of the price as determined by the pricing service provider. In addition to such information, the Fund will consider, among other factors, (i) the creditworthiness of the Borrower and (ii) the current interest rate, the period until the next interest rate reset and maturity of such Adjustable Rate Loan in determining a fair value of an Adjustable Rate Loan. If the independent pricing service does not provide a value for an Adjustable Rate Loan or if no pricing service provider is then acting, a value will be determined by the Fund in the manner described above.

It is expected that the Fund’s net asset value will fluctuate as a function of interest rate and credit factors. Because of the short-term nature of such instruments, however, the Fund’s net asset value is expected to fluctuate less in response to changes in interest rates than the net asset values of investment companies with portfolios consisting primarily of longer term fixed-income securities.

Non-loan holdings (other than debt securities, including short-term obligations) may be valued on the basis of prices furnished by one or more pricing services that determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities will be valued at the last sale price on the exchange that is the primary market for such securities, or the average of the last quoted bid price and asked price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. Marketable securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. The value of interest rate swaps will be based upon a dealer quotation.

Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services at the mean between the latest available bid and asked prices. Over-the-counter options are valued at the mean between the bid and asked prices provided by dealers. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices. Short-term obligations having remaining maturities of less than 60 days are valued at amortized cost, which approximates value, unless the Board of Trustees determines that under particular circumstances such method does not result in fair value. Debt securities (other than short-term obligations) may be valued on the basis of valuations furnished by a pricing service that determines valuations based upon market transactions for normal, institutional-size trading units of such securities. Securities for which there is no such quotation or valuation and all other assets are valued at fair value as determined in good faith by or at the direction of the Fund’s Board of Trustees.

Generally, trading in many foreign securities that the Fund may hold will be substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of these securities used in determining the net asset value of the Fund generally will be computed as of such times. Occasionally, events affecting the value of foreign securities may occur between such times and the close of the New York Stock Exchange, which will not be reflected in the computation of the Fund’s net asset value (unless the Fund deems that such events would materially affect its net asset value, in which case an adjustment would be made and reflected in such computation). The Fund may rely on an independent fair valuation service in making any such adjustment. Foreign securities and currency held by the Fund will be valued in U.S. dollars; such values will be computed by the custodian based on foreign currency exchange rate quotations supplied by an independent quotation service.

DISTRIBUTIONS

For a discussion of dividends and other distributions applicable to the Term Preferred Shares, see “Description of Term Preferred Shares—Dividends and Dividend Periods.”

The Fund pays regular monthly cash distributions to Common Shareholders at a level rate (stated in terms of a fixed cents per Common Share dividend rate) that reflects the past and projected performance of the Fund. Distributions can only be made from net investment income after paying any accrued dividends to preferred shareholders, if any, or interest and required principal payments on Borrowings. The Fund does not currently have any Preferred Shares outstanding.

The Fund’s ability to maintain a level dividend rate will depend on a number of factors. The net income of the Fund includes all interest income accrued on portfolio assets less all expenses of the Fund. Expenses of the Fund are accrued each day. For each year, the Fund will distribute all or substantially all of its net investment income. At least annually, the Fund also intends to distribute substantially all of its net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) and taxable ordinary income, if any, after paying any accrued dividends or making any liquidation payments to preferred shareholders, if any Preferred Shares are issued in the future, and interest and required principal payments on borrowings. Although it does not now intend to do so, the Board of Trustees may change the Fund’s dividend policy and the amount or timing of the distributions, based on a number of factors, including the amount of the Fund’s undistributed net investment income and historical and projected investment income and the amount of the expenses and dividend rates on the outstanding Preferred Shares, including Term Preferred Shares, and expenses and interest on Borrowings.

The Fund might not distribute all or a portion of any net capital gain for a taxable year. If the Fund does not distribute all of its net capital gain for a taxable year, it will pay federal income tax on the retained gain. Each Common Shareholder of record as of the end of the Fund’s taxable year will include in income for federal income tax purposes, as long-term capital gain his or her share of the retained gain, will be deemed to have paid his or her proportionate share of the tax paid by the fund on such retained gain, and will be entitled to an income tax credit or refund for that share of the tax. The Fund will treat the retained capital gains as a substitute for equivalent cash distributions. While not currently anticipated, if the Fund makes total distributions during a given calendar year in an amount that exceeds the Fund’s net investment income and capital gain for that calendar year, the excess will generally be treated by Common Shareholders as a return of capital for tax purposes.

The Fund reserves the right to change its distribution policy and the basis for establishing the rate of its monthly distributions at any time upon notice to Common Shareholders, upon a determination by the Fund’s Board of Trustees that such change is in the best interests of the Fund and its Common Shareholders.

PLAN OF DISTRIBUTION

The Fund may sell, on an immediate, continuous or delayed basis, in one or more offerings under this Prospectus and any related prospectus supplement, the Term Preferred Shares offered under this Prospectus through

•	underwriting syndicates; and

•	privately negotiated transactions.

The aggregate amount of Term Preferred Shares that the Fund may offer in connection with this offering is limited to $250,000,000. The Fund will bear the expenses of the offering, including but not limited to, the expenses of preparation of the Prospectus and SAI for the offering and the expense of counsel and auditors in connection with the offering.

Distribution Through Underwriting Syndicates

The Fund from time to time may issue Term Preferred Shares through a syndicated offering. The Fund will launch a syndicated offering on a day, and upon terms, mutually agreed upon between the Fund and the underwriting syndicate.

The Fund will offer Term Preferred Shares at a price of $1,000 per share, including underwriting discounts and commissions, which will be paid by investors. The applicable underwriting discounts and commissions will be negotiated by the Fund in consultation with the underwriting syndicate and will be disclosed in a prospectus supplement.

Distribution Through Privately Negotiated Transactions

The Fund from time to time may sell directly to, and solicit offers from, institutional and other sophisticated investors, who may be deemed to be underwriters as defined in the 1933 Act for any resale of Term Preferred Shares.

The terms of such privately negotiated transactions will be subject to the discretion of the management of the Fund. In determining whether to sell Term Preferred Shares through a privately negotiated transaction, the Fund will consider relevant factors, including, but not limited to, the attractiveness of obtaining additional funds through the sale of Term Preferred Shares, the purchase price to apply to any such sale of Term Preferred Shares and the person seeking to purchase the Term Preferred Shares.

Term Preferred Shares issued by the Fund through privately negotiated transactions will be issued at a price and an applicable discount determined by the Fund on a transaction-by-transaction basis and will be disclosed in a prospectus supplement.

DESCRIPTION OF OUTSTANDING SHARES AND DEBT

Common Shares

The Declaration authorizes the issuance of an unlimited number of Common Shares. The Common Shares have a par value of $0.01 per share and, subject to the rights of holders of Preferred Shares, including Term Preferred Shares issued, have equal rights to the payment of dividends and the distribution of assets upon liquidation. The Common Shares when issued, were fully paid and, subject to matters discussed in “Certain Provisions in the Declaration of Trust and By-Laws,” non-assessable, and have no pre-emptive or conversion rights except as may be determined by the Board of Trustees, in their sole discretion, or rights to cumulative voting. Each whole Common Share has one vote with respect to matters upon which a shareholder vote is required, and each fractional share shall be entitled to a proportional fractional vote consistent with the requirements of the 1940 Act and the rules promulgated thereunder, and will vote together as a single class. Whenever the Fund incurs Borrowings and/or Preferred Shares are outstanding, Common Shareholders will not be entitled to receive any cash distributions from the Fund unless all interest on such Borrowings has been paid and all accrued dividends on Preferred Shares have been paid, unless asset coverage (as defined in the 1940 Act) with respect to any borrowings would be at least 300% after giving effect to the distributions and asset coverage (as defined in the 1940 Act) with respect to Preferred Shares would be at least 200% after giving effect to the distributions. See “—Preferred Shares” below.

The Common Shares are listed on the NYSE and trade under the ticker symbol “JQC”. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing. The Fund will not issue share certificates.

Unlike open-end funds, closed-end funds like the Fund do not provide daily redemptions. Rather, if a Common Shareholder determines to buy additional Common Shares or sell shares already held, the Common Shareholder may conveniently do so by trading on the exchange through a broker or otherwise. Common Shares of closed-end investment companies may frequently trade on an exchange at prices lower than NAV. Common Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than NAV and have during other periods traded at prices lower than NAV.

Because the market value of the Common Shares may be influenced by such factors as distribution levels (which are in turn affected by expenses), call protection, dividend stability, portfolio credit quality, NAV, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot assure you that Common Shares will be trading at a price equal to or higher than NAV in the future. The Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See “Repurchase of Fund Shares; Conversion to Open-End Fund.”

Senior Securities Representing Indebtedness

The Fund’s Declaration authorizes the Fund, without approval of the Common Shareholders, to borrow money. In this connection, the Fund may issue “senior securities representing indebtedness,” which are bonds, debentures, notes or similar obligations or instruments constituting a security and evidencing indebtedness (including the Fund’s obligations under any Borrowings), and may secure any such senior securities representing indebtedness by mortgaging, pledging or otherwise subjecting as security the Fund’s assets. Any senior securities representing indebtedness will likely be ranked senior or equal to all other existing and future debt of the Fund. In connection with any Borrowings, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate.

As noted above, the Fund has entered into the Credit Facilities with the Noteholder and Société Générale. Under the terms of the Credit Facilities, the Fund cannot make any redemption or dividend payment on the Term Preferred Shares if a default (or insolvency event) exists or would result from such payment; provided that, until the Noteholder takes certain actions with respect to the default (or insolvency event), the Fund may make payments following the default (or insolvency event) solely to the extent necessary to enable the Fund to maintain its status as a regulated investment company under Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”) and to avoid the imposition of an excise tax on the Fund under Section 4982 of the Code. If the Fund fails to have asset coverage of at least 222% at any time, the Fund must submit a prepayment plan and within 10 Business Days use available funds to prepay Borrowings (as defined below under “Use of Leverage”), such that the Fund regains asset coverage with respect to the sum of total Borrowings outstanding under the Credit Agreement and the Repo Facility of at least 256%.

The rights of lenders, including Société Générale and the Noteholder, to the Fund to receive interest on and repayment of principal of any such Borrowings is senior to those of the Shareholders, and the terms of these Borrowings contain provisions which limit certain activities of the Fund, including the payment of dividends to Shareholders in certain circumstances. Further, the 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund’s eligibility for treatment as a regulated investment company under the Code, the Fund will attempt to repay or restructure the Borrowings to preserve that eligibility. Borrowings, including the Credit Agreement, are ranked senior or equal to all other existing and future borrowings of the Fund. The Fund may also borrow up to an additional 5% of its total assets for temporary purposes. The Fund may also borrow money for repurchase of its shares or as a temporary measure for extraordinary or emergency situations. See “Investment Restrictions” in the SAI.

Notwithstanding the foregoing, at any time, should the Fund have outstanding any “senior securities representing indebtedness”, the Fund may not purchase, redeem or acquire any of its Common Shares or Preferred Shares unless at the time of such purchase, redemption, or acquisition, the asset coverage of such senior securities representing indebtedness pursuant to the 1940 Act (determined after deducting the acquisition price of such Common or Preferred Shares) is at least 300%. Additionally, the Fund will generally not be permitted to declare dividends or other distributions on its Common Shares unless, at the time of such declaration or distribution, the asset coverage applicable to such senior securities representing indebtedness pursuant to the 1940 Act (determined after deducting the dividend or distribution amount) is at least 300%. Further, the 1940 Act (in certain circumstances) grants to the holders of such senior securities representing indebtedness (1) the right to declare a default, and (2) certain voting rights, in the event that specified asset coverage levels on such senior debt securities are not maintained. Specifically, in accordance with Section 18 of the 1940 Act, it shall be deemed an event of default if the asset coverage of such senior debt securities falls below 100% on the last business day of each month for 24 consecutive calendar months. In addition, senior debt security holders will be permitted to elect at least a majority of the Fund’s trustees if the asset coverage of such senior debt securities falls below 100% on the last business day of each month for a 12 calendar month period. These voting rights will continue until such asset coverage equals at least 110% on the last business day of each month for three consecutive calendar months. The provisions described in this paragraph do not apply, however, to bank or other privately arranged debt that is not intended to be publicly distributed.

In addition, as with the issuance of Preferred Shares, certain types of leverage may result in the Fund being subject to certain restrictions imposed by guidelines of one or more rating agencies that may issue ratings for commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

Inter-Fund Borrowing and Lending.    The SEC has granted an exemptive order permitting the Nuveen registered open-end and closed-end funds, including the Fund, to participate in an inter-fund lending facility whereby those funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business days’ notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board of Trustees of the Nuveen Funds is responsible for overseeing the Inter-Fund Program. The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Preferred Shares

The Fund’s Declaration authorizes the issuance of an unlimited number of Preferred Shares in one or more classes or series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Common Shareholders. The terms of any Preferred Shares that may be issued by the Fund may be the same as, or different from, the terms described below, subject to applicable law and the Declaration.

Under the 1940 Act, the Fund is not permitted to issue “senior securities” that are Preferred Shares if, immediately after the issuance of Preferred Shares, the asset coverage ratio would be less than 200%. See “Use of Leverage.” Additionally, the Fund will generally not be permitted to purchase any of its Common Shares or declare dividends (except a dividend payable in Common Shares) or other distributions on its Common Shares unless, at the time of such purchase or declaration, the asset coverage ratio with respect to such Preferred Shares, after taking into account such purchase or distribution, is at least 200%.

Distribution Preference.    Any Preferred Shares would have complete priority over the Common Shares as to distribution of assets.

Liquidation Preference.    In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of Preferred Shares would be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to Common Shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, holders of Preferred Shares will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation or merger of the Fund with or into another entity or a sale of all or substantially all of the assets of the Fund shall not be deemed to be a liquidation, dissolution or winding up of the Fund.

Voting Rights.    In connection with any issuance of Preferred Shares, the Fund must comply with Section 18(i) of the 1940 Act, which requires, among other things, that Preferred Shares be voting shares and have equal voting rights with Common Shares. Except as otherwise indicated in the SAI and except as otherwise required by applicable law, holders of Preferred Shares would vote together with Common Shareholders as a single class.

For a discussion of Term Preferred Shares, see “Description of Term Preferred Shares” above.

CERTAIN PROVISIONS IN THE DECLARATION OF TRUST AND BY-LAWS

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration of Trust further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

The Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Declaration of Trust requires a vote by holders of at least two-thirds of the Common Shares and Preferred Shares, including Term Preferred Shares, voting together as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund, or a series or class of the Fund, with any corporation, association, trust or other organization or a reorganization of the Fund, or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities), (4) in certain circumstances, a termination of the Fund, or a series or class of the Fund, or (5) a removal of trustees by shareholders (except at the end of a trustee’s term), and then only for cause3, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration of Trust or the By-Laws, in which case the affirmative vote of the holders of at least a majority of the Fund’s Common Shares and Preferred Shares, including Term Preferred Shares, outstanding at the time, voting together as a single class, is required; provided, however, that where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote by the applicable class or series will be required. Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization which adversely affects the holders of Preferred Shares, including Term Preferred Shares, the action in question will also require the affirmative vote of the holders of at least two-thirds of the Fund’s Preferred Shares, including Term Preferred Shares, outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-Laws, the affirmative vote of the holders of at least a majority of the Fund’s Preferred Shares, including Term Preferred Shares, outstanding at the time, voting as a separate class. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the Common Shares and Preferred Shares, including Term Preferred Shares, voting together as a single class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of Preferred Shares, including Term Preferred Shares, are higher than those required by the 1940 Act. The Board of Trustees believes that the provisions of the Declaration of Trust relating to such higher votes are in the best interest of the Fund and its shareholders. Under the Fund’s By-Laws, the Board of Trustees is divided into three classes and such a staggered board could delay for up to two years the replacement of a majority of the Board of Trustees. See the SAI under “Certain Provisions in the Declaration of Trust and By-Laws.”

The provisions of the Declaration of Trust described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objective and policies. The Board of Trustees has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its shareholders.

Reference should be made to the Declaration of Trust and By-Laws on file with the SEC for the full text of these provisions.

[3]	Vacancies may be filled by a majority of the remaining Trustees, unless a vote is required under the 1940 Act.

REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

The Fund is a closed-end investment company and as such its Common Shareholders will not have the right to cause the Fund to redeem their Common Shares. Instead, the Common Shares trade in the open market at prices that are a function of several factors, including Common Share dividend levels (which are in turn affected by expenses) in comparison to market rates for similar investments, NAV, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of closed-end investment companies may frequently trade at prices lower than NAV, the Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from NAV in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at NAV, or the conversion of the Fund to an open-end investment company. The Fund cannot assure you that its Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount. The Fund will be unable to repurchase its Common Shares if it does not meet certain asset coverage requirements relating to outstanding Preferred Shares. On August 1, 2017, the Fund’s Board of Trustees renewed the Fund’s open market share repurchase program under which the Fund may repurchase up to 10% of its Common Shares. Since the inception of the Fund’s share repurchase program through June 30, 2018, the Fund has repurchased 5,315,700 Common Shares under the program.

If the Fund converted to an open-end investment company, it would be required to redeem all Preferred Shares, including Term Preferred Shares, then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Common Shares would no longer be listed on the NYSE. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less any redemption charge that is in effect at the time of redemption. See the SAI under “Certain Provisions in the Declaration of Trust and By-Laws” for a discussion of the voting requirements applicable to the conversion of the Fund to an open-end investment company.

Before deciding whether to take any action if the Common Shares trade below NAV, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken. See the SAI under “Repurchase of Fund Shares; Conversion to Open-End Fund” for a further discussion of possible action to reduce or eliminate such discount to NAV.

TAX MATTERS

The following information is meant as a general summary for U.S. shareholders. Please see the SAI for additional information. Investors should rely on their own tax advisers for advice about the particular federal, state and local tax consequences to them of investing in the Fund.

The Fund intends to qualify for the special tax treatment afforded to regulated investment companies (“RICs”) under the Code. As long as the Fund qualifies for treatment as a regulated investment company, it pays no federal income tax on the earnings it distributes to Shareholders. The Fund has received an opinion from its tax counsel that, subject to certain assumptions and conditions, and based upon certain representations made by the Fund, including representations regarding the nature of the Fund’s assets and the conduct of the Fund’s business, for federal income tax purposes Term Preferred Shares will qualify as equity in the Fund.

In order to qualify for treatment as a regulated investment company, the Fund must meet certain distribution requirements. Nevertheless, the Fund might not distribute all of its net investment income, and the Fund is not required to distribute any portion of its net capital gain. If the Fund qualifies for treatment as a regulated investment company but does not distribute all of its net capital gain and net investment income, it will be subject to tax on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount of capital gain as undistributed capital gains in a notice to Shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount; (ii) will be deemed to have paid their proportionate shares of the tax paid by the Fund on such undistributed amount and will be entitled to credit that amount of tax against their federal income tax liabilities, if any; and (iii) will be entitled to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of Term Preferred Shares owned by a Shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the Shareholder’s gross income and the tax deemed paid by the Shareholder.

Unless a Shareholder’s investment in the Fund is through a tax-exempt entity or tax deferred retirement account, such as a 401(k) plan, a Shareholder will normally have to pay federal income taxes, and any state or local taxes, on the dividends and other distributions received from the Fund, whether the Shareholder takes the distributions in cash or reinvests them in additional Shares. For U.S. federal income tax purposes, distributions from the Fund’s net capital gains (if any) are considered long-term capital gains and may be taxable to a Shareholder at reduced rates. Distributions from the Fund’s net short-term capital gains are taxable as ordinary income. Other dividends are generally taxable as ordinary income. Since the Fund’s income is derived primarily from sources that do not pay dividends, it is not expected that a substantial portion of dividends paid by the Fund will qualify for either the dividends-received deduction for corporations or the U.S. federal income tax rates available to noncorporate taxpayers on “qualified dividend income.” A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will first be treated as a return of capital, which is applied against and reduces the Shareholder’s basis in his or her Term Preferred Shares. To the extent the amount of any such distribution exceeds the Shareholder’s basis in his or her Term Preferred Shares, the excess will be treated as gain from a sale or exchange of the Term Preferred Shares.

The Fund will report to Shareholders annually the U.S. federal income tax status of all Fund distributions.

If the Fund declares a dividend in October, November or December, payable to Shareholders of record in such a month, but pays it in January of the following year, Shareholders will be taxed on the dividend as if they received it in the year in which it was declared.

Unless a Shareholder’s investment in the Fund is through a tax-exempt entity or tax deferred retirement account, when a Shareholder sells or exchanges Term Preferred Shares, the Shareholder will generally recognize a capital gain or capital loss in an amount equal to the difference between the net amount of sale proceeds (or, in the case of an exchange, the fair market value of the Shares) that he or she receives and his or her tax basis for the Term Preferred Shares that he or she sells or exchanges.

Investments by the Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the “original issue discount” or “OID”) each year that the securities are held, even though the Fund may receive no cash interest payments or may receive cash interest payments that are less than the income recognized for tax purposes. In addition, any market discount recognized on a market discount bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value, or below adjusted issue price if issued with original issue discount. Absent an election by the Fund to include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount. Because the income required to be recognized by the Fund as a result of the OID and/or market discount rules may not be matched by a corresponding cash payment to the Fund, the Fund may be required to borrow money or dispose of securities to be able to make distributions to its Shareholders in order to qualify for treatment as a RIC and eliminate taxes at the Fund level.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a Shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain Shareholders that are estates and trusts. For these purposes, interest, dividends and certain capital gains are generally taken into account in computing a Shareholder’s net investment income (among other categories of income).

The repurchase, sale or exchange of Term Preferred Shares normally will result in capital gain or loss to holders of Term Preferred Shares who hold their Shares as capital assets. Generally a Shareholder’s gain or loss will be long-term capital gain or loss if the Shares have been held for more than one year. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For noncorporate taxpayers, however, long-term capital gains are taxed at rates of up to 20%. Short-term capital gains and other ordinary income are taxed to non-corporate taxpayers at ordinary income rates.

The Fund will be required in certain cases to withhold (as “backup withholding”) federal income tax from amounts payable to any Shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, or (3) has failed to certify to the Fund that such Shareholder is not subject to backup withholding. The backup withholding rate is currently 24%.

CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REDEMPTION AND PAYING AGENT

The custodian of the assets, including all foreign assets, of the Fund is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111. State Street performs custodial, fund accounting and portfolio accounting services. As foreign custody manager, State Street may place and maintain the Fund’s foreign securities with foreign banking institution sub-custodians employed by State Street or foreign securities depositories, all in accordance with the applicable provisions of the Fund’s custody agreement. The use of such foreign sub-custodians or foreign securities depositories may give rise to additional risks to the Fund. See “Risk Factors—Issuer Level Risks—Non-U.S. Securities Risk.” The Fund’s transfer, shareholder services and dividend disbursing agent and, with respect to Term Preferred Shares, its redemption and paying agent is Computershare Inc. and Computershare Trust Company, N.A., 250 Royall Street, Canton, Massachusetts 02021.

LEGAL OPINIONS

Certain legal matters in connection with Term Preferred Shares will be passed upon for the Fund by Stradley Ronon Stevens & Young, LLP, Chicago, Illinois, and any additional legal opinions will be described in a prospectus supplement. Stradley Ronon Stevens & Young, LLP may rely as to certain matters of Massachusetts law on the opinion of                                         , Boston, Massachusetts.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audited Financial Statements and Financial Highlights of the Fund appearing in the Fund’s Annual Report for the fiscal year ended July 31, 2017 are incorporated by reference into the Statement of Additional Information. The audited financial statements and financial highlights have been audited by KPMG LLP, an independent registered public accounting firm, as set forth in their report thereon and incorporated herein by reference. Such audited financial statements and financial highlights are incorporated by reference in reliance upon such report given on the authority of such firm as experts in accounting and auditing. The information with respect to the fiscal years ended prior to July 31, 2015 has been audited by other auditors. The principal business address of KPMG LLP is 200 East Randolph Street, Chicago, Illinois 60601.

MISCELLANEOUS

To the extent that a holder of Term Preferred Shares is directly or indirectly a beneficial owner of more than 10% of any class of the Fund’s outstanding shares (meaning for purposes of holders of Term Preferred Shares, more than 10% of the Fund’s outstanding Preferred Shares), such a 10% beneficial owner would be subject to the short-swing profit rules that are imposed pursuant to Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (and related reporting requirements). These rules generally provide that such a 10% beneficial owner may have to disgorge any profits made on purchases and sales, or sales and purchases, of the Fund’s Preferred Shares (including Term Preferred Shares) within any six month time period. Investors should consult with their own counsel to determine the applicability of these rules.

AVAILABLE INFORMATION

The Fund is subject to the informational requirements of the Exchange Act and the 1940 Act and is required to file reports, proxy statements and other information with the SEC. These documents can be inspected and copied for a fee at the SEC’s public reference room, 100 F Street, NE, Washington, D.C. 20549. Reports, proxy statements, and other information about the Fund can be inspected at the offices of the SEC.

This Prospectus does not contain all of the information in the Fund’s Registration Statement, including amendments, exhibits, and schedules.

Additional information about the Fund, the Common Shares and the Term Preferred Shares can be found in the Fund’s Registration Statement (including amendments, exhibits, and schedules) on Form N-2 filed with the SEC. The SEC maintains a web site (http://www.sec.gov) that contains the Fund’s Registration Statement, other documents incorporated by reference, and other information the Fund has filed electronically with the SEC, including proxy statements and reports filed under the Exchange Act. Additional information may be found on the Internet at http://www.nuveen.com. The information contained in, or that can be accessed through, the Fund’s website is not part of this Prospectus.

Statement of Additional Information

The information in this prospectus supplement is not complete and may be changed. A registration statement relating to these securities was filed with the Securities and Exchange Commission and became effective. This prospectus supplement and the accompanying prospectus are not an offer to sell these securities and we are not soliciting offers to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion

Prospectus Supplement dated                     , 2018

PROSPECTUS SUPPLEMENT
(To Prospectus dated , 2018)

$

Nuveen Credit Strategies Income Fund

TERM PREFERRED SHARES

               Shares, Series 20[    ]

Liquidation Preference $1,000 Per Share

The Offering.    Nuveen Credit Strategies Income Fund (the “Fund”) is offering, on an immediate, continuous or delayed basis, up to                              Term Preferred Shares, Series 20[    ] (“Term Preferred Shares”), with a liquidation preference of $1,000 per share. Generally, the Fund intends to use the net proceeds of this offering of Term Preferred Shares to repay all or a portion of the Fund’s borrowings under its credit facilities, to repurchase securities subject to reverse repurchase agreements or to increase the Fund’s leverage. The series designation, term redemption date, dividend rate and other details concerning this issuance of Term Preferred Shares are disclosed in this Prospectus Supplement.

The Fund.    This Prospectus Supplement, together with the accompanying prospectus, sets forth concisely information about the Term Preferred Shares that a prospective investor should know before investing, and should be retained for future reference. The Fund is a diversified, closed-end management investment company. The Fund’s primary investment objective is to achieve a high level of current income. The Fund’s secondary objective is total return.

Unlisted Shares.    The Term Preferred Shares are not listed or traded on any securities exchange. An investment in Term Preferred Shares may be illiquid and there may be no active secondary trading market. Thus, Term Preferred Shares are not suitable for investors who seek the return of their investment within a specified timeframe before the term redemption date of the Term Preferred Shares.

Investing in Term Preferred Shares involves risks. See “Risk Factors” beginning on page 52 of the accompanying prospectus. Certain of these risks are summarized in “Prospectus Summary—Special Risk Considerations” beginning on page 15 of the accompanying prospectus. Although Term Preferred Shares are senior securities of the Fund, with priority in all respects to the Fund’s common shares, you could lose some or all of your investment.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus Supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

PRICE $1,000 A SHARE

	Price to Public	Underwriting Discounts and Commissions	Estimated Offering Costs(1)(2)	Proceeds, after expenses, to the Fund
Per Share	$1,000	$	$	$
Total	$	$	$	$

(1)	Total expenses of issuance and distribution are estimated to be $ .
(2)

The Fund has agreed to pay, from its own assets, an upfront structuring fee to                              . See “Underwriter—Additional Compensation to be Paid by the Fund” on page 31 of this Prospectus Supplement. This fee is included in “Estimated Offering Costs” above.

Book-Entry Only.    It is expected that the Term Preferred Shares will be delivered to the underwriter in book-entry form only, through the facilities of The Depository Trust Company, on or about [                    ], 2018.

CUSIP No.

[UNDERWRITER]

[                    ], 2017

(continued from previous page)

Portfolio Contents.    As a non-fundamental policy, under normal market circumstances, the Fund will invest at least 80% of its Assets (net assets plus any borrowings for investment purposes), at the time of purchase, in securities in the issuing company’s capital structure that are senior to its common equity, including but not limited to debt securities and preferred securities. As a non-fundamental policy, under normal market circumstances, the Fund invests at least 70% of its Managed Assets (as defined below) in adjustable rate loans, primarily secured senior loans. As part of the 70% requirement, the Fund also may invest in unsecured senior loans and second lien loans. Adjustable rate loans are made to U.S. or non-U.S. corporations, partnerships and other business entities that operate in various industries and geographical regions. Such adjustable rate loans pay interest at rates that are redetermined periodically at short-term intervals on the basis of an adjustable base lending rate plus a premium. The Fund may invest in high yield debt and other debt and equity instruments as described herein in an aggregate amount of up to 30% of its Managed Assets. The Fund may invest all of its Managed Assets in adjustable rate loans and other debt instruments that are, at the time of investment, rated below investment grade or unrated but judged to be of comparable quality. See “Risk Factors—Issuer Level Risks—Below Investment Grade Risk.” The Fund has no policy limitations on its investments in securities of any credit rating or in defaulted securities. A security is considered investment grade quality if it is rated within the four highest letter grades (BBB- or Baa3 or better) by at least one nationally recognized statistical rating organization (“NRSRO”) that rates such instrument (even if it is rated lower by another), or if it is unrated by any NRSRO but judged to be of comparable quality by the portfolio managers. Securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal and are commonly referred to as “high yield” securities or “junk bonds.” “Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage, and derivatives will be valued at their market value.

Investment in the Fund involves substantial risks arising from, among other strategies, the Fund’s ability to invest substantially all of its Managed Assets in securities that are rated below investment grade or unrated but judged to be of comparable quality and the Fund’s use of leverage.

The Fund may invest up to 20% of its Managed Assets in securities of non-U.S. issuers, which may include debt securities of issuers located, or conducting their business in, emerging markets countries.

Leverage.     The Fund may use leverage to pursue its investment objectives to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund may source leverage through a number of methods including borrowings (including loans from financial institutions) (“Borrowings”), issuance of debt securities, issuance of preferred shares of beneficial interest and entering into reverse repurchase agreements. The Fund currently has outstanding Borrowings and reverse repurchase agreements, and from time to time may employ derivatives, such as credit default swaps, interest rate swaps, total return swaps and futures contracts that have the economic effect of leverage by creating additional investment exposure. Reverse repurchase agreements may be considered to be borrowings by the Fund, but are not considered to be “senior securities” as defined under the 1940 Act so long as the Fund establishes and maintains on its accounting records cash or other liquid assets equal to the Fund’s obligations in respect of such reverse repurchase agreements, as provided by Investment Company Act Release No. 10666 and related SEC guidance. See “The Fund’s Investments” in the accompanying prospectus. There is no assurance that the Fund’s leveraging strategy will be successful.

Initial Dividend Rate:	[ % ]	Series 20[ ] Term Preferred Shares
[ % of LIBOR plus %]

The dividend rate payable on the Term Preferred Shares on any date will be determined in accordance with the Fund’s Statement Establishing and Fixing the Rights and Preferences of Term Preferred Shares (the “Statement”) and with reference to the following table:

Date	Dividend Rate
[From and including the Date of Original Issue to but excluding [ ]	%]

See “Description of Term Preferred Shares—Dividends and Dividend Periods.”

Dividends.     Dividends on the Term Preferred Shares will be payable monthly. The first dividend period for the Term Preferred Shares will commence on the date of original issuance of Term Preferred Shares and end on [                    ], 2018 and each subsequent dividend period will be a calendar month (or the portion thereof occurring prior to the redemption of such Term Preferred Shares). Dividends will be paid on the first business day of the month next following a dividend period and upon redemption of the Term Preferred Shares (each payment date a “Dividend Payment Date”). Dividends with respect to any monthly dividend period will be

(continued from previous page)

declared and paid to holders of record of Term Preferred Shares as their names shall appear on the registration books of the Fund at the close of business on the day immediately preceding such Dividend Payment Date (or, if such day is not a business day, the immediately preceding business day).

Redemption.    The Fund is required to redeem the Term Preferred Shares on [                            ] unless earlier redeemed or repurchased by the Fund. In addition, Term Preferred Shares are subject to optional redemption by the Fund in certain circumstances. Term Preferred Shares will be subject to redemption at the option of the Fund, subject to payment of any premium through [                            ], and at their liquidation preference thereafter. See “Description of Term Preferred Shares—Redemption.”

Priority of Payment.    The Fund has entered into (1) a senior committed secured revolving note purchase agreement with Montalis Investments B.V. (the “Noteholder”), with a rolling monthly 90-day maturity (the “Credit Agreement”) and (ii) a senior uncommitted repurchase facility with Société Générale (“Société Générale”) establishing an asset purchase facility (the “Repo Facility” and, together with the Credit Agreement, the “Credit Facilities”). The Fund has an outstanding balance under both the Credit Agreement and Repo Facility. See “Use of Leverage.” The rights of lenders, such as the Noteholder and Société Générale, and any other creditors to receive payments of interest on and repayments of principal of any borrowings are senior to the rights of holders of Preferred Shares, including Term Preferred Shares, and common shares, with respect to the payment of dividends and other distributions, and upon liquidation. The Fund may not be permitted to redeem Term Preferred Shares unless at such time, the Fund meets certain asset coverage requirements and no event of default or other circumstance exists under the Credit Facilities that would limit or otherwise block payments in redemption. Term Preferred Shares, however, will be senior securities that represent stock of the Fund and are senior, with priority in all respects, to the Fund’s common shares as to payments of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. The Fund may issue additional preferred shares on parity with Term Preferred Shares, subject to certain limitations. The Fund may not issue additional classes of shares that are senior to Term Preferred Shares and other outstanding preferred shares of the Fund as to payments of dividends or as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. See “Description of Term Preferred Shares.”

Redemption and Paying Agent.    The redemption and paying agent for Term Preferred Shares will be Computershare Inc. and Computershare Trust Company, N.A., Canton, Massachusetts.

You should read this Prospectus Supplement, together with the accompanying prospectus, which contains important information about the Fund, before deciding whether to invest in Term Preferred Shares and retain it for future reference. A Statement of Additional Information, dated                     , 2018, and as it may be supplemented, containing additional information about the Fund has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus Supplement and the accompanying prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page 81 of the accompanying prospectus, annual and semi-annual reports to shareholders, when available, and other information about the Fund, and make shareholder inquiries by calling (800) 257-8787 or by writing to the Fund, or from the Fund’s website (www.nuveen.com). The information contained in, or that can be accessed through, the Fund’s website is not part of this Prospectus Supplement. You also may obtain a copy of the Statement of Additional Information (and other information regarding the Fund) from the SEC’s website (www.sec.gov).

Term Preferred Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Prospectus Supplement

Prospectus

You should rely only on the information contained or incorporated by reference into this Prospectus Supplement. The Fund has not authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer of Term Preferred Shares in any state where the offer is not permitted. You should not assume that the information contained in this Prospectus Supplement and the accompanying prospectus is accurate as of any date other than the dates on the front of this Prospectus Supplement and the accompanying prospectus. The Fund’s business, financial condition and prospects may have changed since such dates. The Fund will update this Prospectus Supplement to reflect any material changes to the disclosures herein.

PROSPECTUS SUPPLEMENT SUMMARY

This is only a summary. You should review the more detailed information contained elsewhere in this Prospectus Supplement, in the accompanying Prospectus and in the Statement of Additional Information, dated                     , 2018, and as it may be supplemented (the “SAI”), including the Fund’s Statement Establishing and Fixing the Rights and Preferences of Term Preferred Shares, Series 20[    ] (the “Statement”), attached as Appendix A to the SAI, prior to making an investment in the Fund, especially the information set forth under the heading “Risk Factors” in the accompanying Prospectus.

The Fund	Nuveen Credit Strategies Income Fund (the “Fund”) is a diversified, closed-end management investment company. The Fund’s common shares, $.01 par value (“Common Shares”), are traded on the New York Stock Exchange (the “NYSE”) under the symbol “JQC.” See “Description of Outstanding Shares and Debt—Common Shares.” As of , 2018, the Fund had Common Shares outstanding, and net assets applicable to Common Shares of $ . Term Preferred Shares, Series 20[ ] (“Term Preferred Shares”), and any other preferred shares of the Fund that may then be outstanding are collectively referred to as “Preferred Shares.” The Fund commenced investment operations on June 25, 2003. Holders of Common Shares are referred to as “Common Shareholders.”

The Offering	The Fund is offering Term Preferred Shares, at a purchase price of $1,000 per share. Term Preferred Shares are being offered by , acting as underwriter. See “Underwriter.” Generally, the Fund intends to use the net proceeds from the sale of Term Preferred Shares to repay a portion of the Fund’s Borrowings under its Credit Facilities (as defined below), to repurchase securities subject to reverse repurchase agreements, or to increase the Fund’s leverage. The first issuance date of the Term Preferred Shares upon the closing of this offering is referred to herein as the “Date of Original Issue.”

Priority of Payment	The Fund has entered into (1) a senior committed secured revolving note purchase agreement with Montalis Investments B.V. (the “Noteholder”), with a rolling monthly 90-day maturity (the “Credit Agreement”) and (2) a senior uncommitted repurchase facility with Société Générale (“Société Générale”) establishing an asset purchase facility (the “Repo Facility” and, together with the Credit Agreement, the “Credit Facilities”). The Fund has an outstanding balance under both the Credit Agreement and Repo Facility. See “Use of Leverage.” The rights of lenders, such as the Noteholder and Société Générale, and any other creditors to receive payments of interest on and repayments of principal of any borrowings are senior to the rights of holders of Preferred Shares, including Term Preferred Shares, and Common Shares (each, a “Shareholder”), with respect to the payment of dividends and other distributions, and upon liquidation.

Under the terms of the Credit Facilities, the Fund may not be permitted to redeem Term Preferred Shares unless at such time, the Fund meets certain asset coverage and borrowing base requirements and no event of default or other circumstance exists under the Credit Facilities that would limit or otherwise block payments in redemption. In general, “asset coverage” measures how well a company can repay or “cover” its obligations, including debt obligations like Borrowings (as defined below) under the Credit Facilities and Preferred Shares, such as the Term Preferred Shares. In general, the “borrowing base” is the total amount of collateral against which a lender will lend funds to a company. It typically represents a maximum cap on how much asset-based debt a company can obtain, and involves multiplying a discount factor by each type of asset used as collateral.

Under the terms of the Credit Facilities, the Fund cannot make any redemption or dividend payment on the Term Preferred Shares if a default (or insolvency event) exists or would result from such payment; provided that, until the Noteholder takes certain actions with respect to the default (or insolvency event), the Fund may make payments following the default (or insolvency event) solely to the extent necessary to enable the Fund to maintain its status as a regulated investment company under Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”) and to avoid the imposition of an excise tax on the Fund under Section 4982 of the Code. If the Fund fails to have asset coverage of at least 222% at any time, the Fund must submit a prepayment plan and within 10 Business Days (as defined in “Dividend Payments” below) use available funds to prepay Borrowings (as defined below under “Use of Leverage”), such that the Fund regains asset coverage with respect to the sum of total Borrowings outstanding under the Credit Agreement and the Repo Facility of at least 256%. Under the 1940 Act, the Fund may not (i) declare any dividend with respect to any Preferred Shares if asset coverage with respect to any borrowings of the Fund that are senior securities representing indebtedness (as defined in the 1940 Act), would be less than 200% or (ii) declare any other distribution on the Preferred Shares or purchase or redeem Preferred Shares if at the time of the declaration or redemption (and after giving effect thereto), asset coverage with respect to such borrowings that are senior securities representing indebtedness would be less than 300% (or such higher percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring distributions, purchases or redemptions of its shares).

Term Preferred Shares will be senior securities that constitute stock of the Fund and are senior, with priority in all respects, to the Fund’s Common Shares as to payments of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. The Fund may not issue additional classes of shares that are senior to the Term Preferred Shares as to payments of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

Who May Want to Invest	You should consider your investment goals, time horizons and risk tolerance before investing in Term Preferred Shares. An investment in Term Preferred Shares is not appropriate for all investors and is not intended to be a complete investment program. Term Preferred Shares are designed as an investment to help achieve the after-tax income and capital preservation goals of investors, and not as a trading vehicle. Term Preferred Shares may be an appropriate investment for you if you are seeking:

•	Consistent monthly dividends;

•	Return of your capital investment after a limited term of approximately [ ] years; and

•	A security that benefits from significant over-collateralization and related protective provisions.

However, keep in mind that you will need to assume the risks associated with an investment in Term Preferred Shares and the Fund. See “Risk Factors.”

Investors in Term Preferred Shares benefit from “over-collateralization” in the sense that the terms of the Term Preferred Shares require the Fund to maintain Asset Coverage of at least 225%. In addition, investors in Term Preferred Shares benefit from related protective provisions, including a requirement for corrective actions in the event the Fund fails to satisfy the Asset Coverage requirement under the terms of the Term Preferred Shares. See “Asset Coverage and Corrective Action.”

[Dividend Rate [Fixed Rate

Schedule]	Term Preferred Shares pay a dividend at an initial rate of [ ]% per annum of the $1,000 liquidation preference per share, subject to adjustment as set forth below and in accordance with the Statement (the “Dividend Rate”). The Dividend Rate will not in any event be lower than the initial [ ]% Dividend Rate.

The Dividend Rate payable on the Term Preferred Shares on any date will be determined with reference to the following table:

Date	Dividend Rate
From and including the Date of Original Issue to but excluding [ ]	%

See “Description of Term Preferred Shares—Dividends and Dividend Periods—Dividend Rate.”]

[Dividend Rate [LIBOR-Based

Rate]	The dividend rate for Term Preferred Shares is determined with respect to rate periods that will generally commence on the first calendar day of the month of such rate period and end on and include the last calendar day of such month (“Rate Period”). The Dividend Rate shall be determined on the day that is two (2) London business days immediately preceding a Rate Period (the “Rate Determination Date”) and shall be calculated in accordance with the definition of “Index Rate”. The “Index Rate” for any such Rate Period will be (i) [ ] percent ([ ]%) of the London Inter-Bank Offered Rate made available by 11:00 a.m., London time, on the Rate Determination Date for such Rate Period or (ii) except as otherwise provided in the definition of “London Inter-Bank Offered Rate,” if such rate is not made available by 11:00 a.m., London time, on such date, the London Inter-Bank Offered Rate as determined on the previous Rate Determination Date; provided, however, that if the London Inter-Bank Offered Rate is less than zero (0), the London Inter-Bank Offered Rate will be deemed to be zero (0) for purposes of the definition of “Index Rate. The dividend rate for any Rate Period will be equal to the Index Rate plus the “Applicable Spread.” The Applicable Spread will initially be % per annum and is subject to adjustment in certain circumstances, as described below. The applicable dividend rate of the Term Preferred Shares is referred to herein as the “Dividend Rate.” See “Description of Term Preferred Shares—Dividends and Dividend Periods—Dividend Rate.”

Applicable Spread Adjustments	As noted above, the Applicable Spread will initially be [ ]% per annum but will adjust based on the highest applicable credit rating most recently assigned to the Term Preferred Shares by [rating agency], or any additional or different rating agency providing a long-term credit rating on the Term Preferred Shares and which is designated a “Rating Agency” as provided in the Statement. Any such adjustment to the per annum percentage will be as set forth opposite such assigned rating in the table below:

Long-Term Ratings*

[Rating Agency]	Applicable Percentage
AAA to AA	%
AA-%
A+	%
A	%
A-%
BBB+	%
BBB	%
BBB-%

*	And/or the equivalent ratings of an “Other Rating Agency”, as provided in the Statement, then rating the Term Preferred Shares utilizing the highest of the ratings of the Rating Agencies then rating the Term Preferred Shares.]

Dividend Payments	The holders of Term Preferred Shares will be entitled to receive cumulative cash dividends and other distributions (i.e., capital gains distributions and distributions that are not treated as dividends for federal income tax purposes in the event that the Fund has insufficient earnings and profits (often referred to as “return of capital”)) on each such share, when, as and if declared by, or under authority granted by, the Board of Trustees of the Fund (the “Board of Trustees”), out of funds legally available for payment. Dividends on the Term Preferred Shares will be payable monthly. The first dividend period for the Term Preferred Shares will commence on the Date of Original Issue of the Term Preferred Shares and end on and each subsequent dividend period will be a calendar month (or the portion thereof occurring prior to the redemption of such Term Preferred Shares) (each dividend period a “Dividend Period”). Dividends will be paid on the first Business Day of the month next following a Dividend Period and upon redemption of the Term Preferred Shares (each payment date a “Dividend Payment Date”). Dividends with respect to any monthly Dividend Period will be declared and paid to holders of record of Term Preferred Shares as their names shall appear on the registration books of the Fund at the close of business on the day immediately preceding such Dividend Payment Date (or, if such day is not a Business Day, the immediately preceding Business Day). See “Description of Term Preferred Shares—Dividends and Dividend Periods.”

“Business Day” means any day (a) other than a day on which commercial banks in The City of New York, New York are required or authorized by law or executive order to close and (b) on which the NYSE is not closed.

On account of the foregoing provisions, only the holders of Term Preferred Shares on the record date for a Dividend Period will be entitled to receive dividends and other distributions payable with respect to such Dividend Period, and holders of Term Preferred Shares who sell shares before such a record date and purchasers of Term Preferred Shares who purchase shares after such a record date should take the effect of the foregoing provisions into account in evaluating the price to be received or paid for such Term Preferred Shares.

Term Redemption	The Fund is required to provide for the mandatory redemption of all outstanding Term Preferred Shares on at a redemption price equal to $1,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared but excluding interest thereon) to (but excluding) the redemption date (the “Term Redemption Price”) out of funds legally available therefore and to the extent permitted by any credit agreement in effect on such date. No amendment, alteration or repeal of the obligations of the Fund to redeem all of the Term Preferred Shares on can be effected without the unanimous vote or consent of the holders of Term Preferred Shares outstanding at such time. See “Description of Term Preferred Shares—Redemption” and “—Voting Rights.”

Asset Coverage and Corrective

Action	With respect to the Term Preferred Shares, the Fund is required to comply with the asset coverage provisions of the 1940 Act, as well as the asset coverage provisions described in the Statement. “Asset Coverage” for Term Preferred Shares is calculated pursuant to Section 18(h) of the 1940 Act, as in effect on the date of the Statement, and is determined on the basis of values calculated as of a time within 48 hours (only including Business Days) preceding each daily determination (“Asset Coverage”). In maintaining Asset Coverage as required by either the 1940 Act, or the governing documents for the Term Preferred Shares, the Fund may be required to sell a portion of its investments at a time that it may be disadvantageous for the Fund to do so if, as a result of market fluctuations or otherwise, the Fund fails to maintain the Asset Coverage of at least 225% under the Term Preferred Shares governing documents or as a result of the provisions relating to asset coverage of at least 200% under the 1940 Act. See “Description of Term Preferred Shares—Asset Coverage.”

Under the Statement, if the Fund fails to have Asset Coverage (as defined under “Asset Coverage” below) of at least 225% as of the close of business on any Business Day on which such Asset Coverage is required to be calculated and such failure is not cured as of the close of business on the date that is 30 calendar days following such Business Day (the “Asset Coverage Cure Date”), the Fund will, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”) and Massachusetts law and pursuant to the terms and conditions of any credit agreement, loan agreement, credit facility or other agreement representing borrowings of the Fund that is in effect at such time, by the close of business on the Business Day next following such Asset Coverage Cure Date, determine (i) the Corrective Action (as defined below) to be taken to cause the Fund to regain Asset Coverage; (ii) if applicable, the identity and market value of assets of the Fund to be sold in connection with a Corrective Action; and (iii) the date, which date will not be later than 20 Business Days following such Asset Coverage Cure Date, on which the Fund will regain Asset Coverage. As used herein, “Corrective Action” means, for the purpose of allowing the Fund to comply with the Asset Coverage requirements, (a) the irrevocable deposit with the Redemption and Paying Agent (as defined in “Redemption and Paying Agent” below) of certain securities described in the Statement to fund the redemption of Term Preferred Shares; (b) the repayment of indebtedness of the Fund; (c) corrective trades involving Fund assets; or (d) any combination of the actions described in clauses (a) through (c) above. If Term Preferred Shares are to be redeemed in such an event, they will be redeemed out of funds legally available therefore and to the extent permitted by any credit agreement in effect on such date at a redemption price equal to their $1,000 liquidation preference per share plus accumulated but unpaid dividends thereon (whether or not declared, but excluding interest thereon) to (but excluding) the date fixed for such redemption (the “Asset Coverage Redemption Price”).

Optional Redemption	Term Preferred Shares will be subject to optional redemption (in whole or, from time to time, in part) at the sole option of the Fund out of funds legally available therefor and to the extent permitted by any credit agreement in effect on such date as specified in the Statement and described in this Prospectus Supplement. The Fund may redeem Term Preferred Shares in an optional redemption at the redemption price per share equal to the sum of the $1,000 liquidation preference per share plus [(i) a premium of [ ]% of the liquidation preference (with no such premium on or after ) and (ii)] an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared but excluding interest thereon) to (but excluding) the date fixed for such redemption. See “Description of Term Preferred Shares—Redemption—Optional Redemption.”

Federal and State Income Taxes	The Fund has elected to be treated, and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a regulated investment company, the Fund generally does not expect to be subject to federal income tax. The Fund has received an opinion from its tax counsel that for federal income tax purposes, the Term Preferred Shares will be treated as equity in the Fund. See “Tax Matters.”

Ratings	The Fund expects that the Term Preferred Shares will be rated by Fitch Ratings, part of the Fitch Group (“Fitch”). The Fund is obligated only to use commercially reasonable efforts to cause at least one rating agency (each a “Rating Agency” and collectively the “Rating Agencies”) to publish a credit rating with respect to the Term Preferred Shares for so long as Term Preferred Shares are outstanding. The Fund may choose a different Rating Agency or Rating Agencies to rate the Term Preferred Shares and the ratings of the Term Preferred Shares may vary.

The Fund may be subject to certain restrictions or guidelines by a Rating Agency to achieve a desired rating. Such restrictions and guidelines vary by Rating Agency and by desired ratings. These guidelines generally include asset coverage requirements; portfolio characteristics such as portfolio diversification and credit rating criteria; and qualitative views on the Fund and Fund management. While these restrictions and guidelines may impose different requirements than those under the 1940 Act, it is not anticipated that these restrictions or guidelines will impede the management of the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

The Fund will bear the costs associated with obtaining any rating on the Term Preferred Shares.

Voting Rights

Except as otherwise provided in the Fund’s Declaration of Trust (the “Declaration of Trust”), the Statement or as otherwise required by law, (i) each holder of Term Preferred Shares shall be entitled to one vote for each Term Preferred Share held by such holder on each matter submitted to a vote of Shareholders of the Fund and (ii) the holders of outstanding Preferred Shares, including the Term Preferred Shares, and of Common Shares (Common Shares and Preferred Shares shall hereinafter be referred to together as the “Shares”) shall vote together as a single class; provided that holders of Preferred Shares, including the Term Preferred Shares, voting separately as a class, shall elect at least two of the Fund’s trustees and will elect a majority of the Fund’s trustees to the extent the Fund fails to pay dividends on any Preferred Shares, including the Term Preferred Shares, in an amount equal to two full years of dividends on that stock. See “Description of Term Preferred Shares—Voting Rights.”

Liquidation Preference	The liquidation preference of Term Preferred Shares will be $1,000 per share (the “Liquidation Preference”). In the event of any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the holders of Term Preferred Shares will be entitled to receive a liquidation distribution per share equal to the Liquidation Preference plus an amount equal to all unpaid dividends and other distributions accumulated to (but excluding) the date fixed for distribution or payment (whether or not earned or declared by the Fund, but without interest thereon). See “Description of Term Preferred Shares—Liquidation Rights.”

[Swap	Prior to the closing date of this offering, the Fund expects to enter into an interest rate swap with that seeks to convert the economic impact of the dividend payable by the Fund on the Term Preferred Shares to a variable rate exposure. Under the swap, the Fund would receive a fixed payment at a rate equal to the applicable dividend rate being paid by the Fund on the Term Preferred Shares and in turn pay a fixed spread to the one-month U.S. dollar LIBOR index. has the right, but not the obligation, to terminate the swap agreement on the first business day of each month beginning on . Settlement of the swap is contingent on the closing of the Term Preferred Shares offering. The swap termination date is not contractually tied to the redemption of the Term Preferred Shares. Terms and conditions of the swap may be modified by the mutual written agreement of the Fund and .]

Investment Adviser	Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”) is the Fund’s investment adviser, responsible for overseeing the Fund’s overall investment strategy and its implementation.

Nuveen Fund Advisors, a registered investment adviser, offers advisory and investment management services to a broad range of investment company clients. Nuveen Fund Advisors has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen Fund Advisors is an indirect subsidiary of Nuveen, LLC (“Nuveen”), the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund. As of                     , 2018, Nuveen managed approximately $         billion in assets, of which approximately $         billion was managed by Nuveen Fund Advisors.

Sub-Adviser	Symphony Asset Management LLC (“Symphony”) serves as the Fund’s investment sub-adviser and is an affiliate of Nuveen Fund Advisors. Symphony is a registered investment adviser. Symphony oversees the day-to-day investment operations of the Fund.

Use of Leverage

The Fund may use leverage to pursue its investment objectives to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including borrowings (including loans from financial institutions) (“Borrowings”), issuance of debt securities, issuance of Preferred Shares of beneficial interest and entering into reverse repurchase agreements. The Fund currently employs leverage through borrowing under the Credit Facilities with Société Générale and the Noteholder. Generally, the Fund intends to use the proceeds from the sale of Term Preferred Shares to repay a portion of the Fund’s Borrowings under its Credit Facilities, to repurchase securities subject to reverse repurchase agreements, or to increase the Fund’s leverage. With respect to Borrowings, the Fund has entered into the Credit Agreement and the Repo Facility. The borrowing capacity under the Credit Agreement is $640 million. The Credit Agreement has a rolling monthly 90-day maturity, with an end date of April 1, 2020, unless extended. The Fund has the right to augment or replace the Credit Agreement with a new credit agreement in the future, and any such augmented or replacement credit agreement may contain terms that are materially different than the terms contained in the existing Credit Agreement, including terms that limit payments to holders of Term Preferred Shares. Under the Repo Facility, as a means of leverage, the Fund sells to Société Générale a security or securities that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date, with the Fund retaining the risk of loss that is associated with that security. The Fund will segregate assets determined by Nuveen Fund Advisors to be liquid to cover its obligations under the Repo Facility. As of                     , 2018, the Fund’s outstanding balance on these Borrowings under the Credit Agreement was $                     and under the Repo Facility was $                    . For the ended, the average daily balance outstanding and average annual interest rate on these Borrowings were and, respectively. The Credit Agreement is secured by substantially all of the assets of the Fund and the Repo Facility is secured by certain specific segregated assets of the Fund.

There is no assurance that the Fund’s leveraging strategy will be successful. See “Use of Leverage.”

The Fund pays a management fee to Nuveen Fund Advisors (which in turn pays a portion of such fee to Symphony) based on a percentage of Managed Assets. Managed Assets include the proceeds realized and managed from the Fund’s use of leverage as set forth in the Fund’s investment management agreement. Because Managed Assets include the Fund’s net assets as well as assets that are attributable to the Fund’s investment of the proceeds of its leverage (excluding the leverage exposure attributable to the use of futures, swaps and similar derivatives), it is anticipated that the Fund’s Managed Assets will be greater than its net assets. Nuveen Fund Advisors will be responsible for using leverage to pursue the Fund’s investment objectives. Nuveen Fund Advisors will base its decision regarding whether and how much leverage to use for the Fund, and the terms of that leverage, on its assessment of whether such use of leverage is in the best interests of the Fund. However, a decision to employ or increase leverage will have the effect, all other things being equal, of increasing Managed Assets, and in turn Nuveen Fund Advisors’ and Symphony’s management fees. Thus, Nuveen Fund Advisors may have a conflict of interest in determining whether to use or increase leverage. Nuveen Fund Advisors will seek to manage that potential conflict by recommending to the Fund’s Board of Trustees to leverage the Fund (or increase such leverage) only when it determines that such action would be in the best interests of the Fund and its Shareholders, and by periodically reviewing with the Board of Trustees the Fund’s performance and the impact of the use of leverage on that performance.

In addition to the forms of leverage described above, the Fund may also enter into derivatives transactions, such as certain credit default swaps, interest rate swaps, total return swaps and futures contracts, that have the economic effect of leverage by creating additional investment exposure. See “Use of Leverage” and “The Fund’s Investments—Portfolio Composition and Other Information—Derivatives” in the accompanying prospectus and “Hedging Transactions” in the SAI. The Fund may use leverage in an amount permissible under the 1940 Act and Securities and Exchange Commission Guidance under the 1940 Act.

The Fund has entered and will enter into reverse repurchase agreements as a means of leverage. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements may be considered to be borrowings by the Fund, but are not considered to be “senior securities” as defined under the 1940 Act so long as the Fund establishes and maintains on its accounting records cash or other liquid assets equal to the Fund’s obligations in respect of such reverse repurchase agreements, as provided by Investment Company Act Release No. 10666 and related SEC guidance.

The Fund may borrow for temporary purposes as permitted by the 1940 Act.

Unlisted Shares	The Term Preferred Shares are not listed or traded on any securities exchange.

Redemption and Paying Agent	The Fund has entered into a Transfer Agency and Service Agreement with Computershare Inc. and Computershare Trust Company, N.A., Canton, Massachusetts (collectively, the “Redemption and Paying Agent”) for the purpose of causing the Fund’s transfer agent and registrar to serve as transfer agent and registrar, dividend disbursing agent, and redemption and paying agent with respect to Term Preferred Shares.

CAPITALIZATION

The following table sets forth the capitalization of the Fund as of July 31, 2017 (audited), and as adjusted (unaudited) to give effect to (i) the issuance of                      Term Preferred Shares offered hereby (representing $                         in aggregate liquidation preference) (before estimated offering costs) and (ii) the pay-down of $                         on the Credit Facilities with the proceeds of the Series 20[    ] Term Preferred Shares. The “as adjusted” information is illustrative only and the Fund’s capitalization following the completion of these transactions is subject to adjustment based on the actual number of Term Preferred Shares sold in the offering.

	Actual July 31, 2017	As Adjusted July 31, 2017
	(Audited)	(Unaudited)
Series [ ] Term Preferred Shares, $1,000 stated value per share, at liquidation value; shares authorized; 0 shares outstanding and shares outstanding, as adjusted, respectively*	$—		$—

COMMON SHAREHOLDERS’ EQUITY:
Common shares, $.01 par value per share; unlimited shares authorized, 135,766,990 shares outstanding*	$1,357,670		$1,357,670
Paid-in surplus	$1,396,532,977	$		**
Undistributed (Over-distribution of) net investment income	$(12,939,539)	$
Accumulated net realized gain (loss)	$(44,697,831)	$
Net unrealized appreciation (depreciation)	$(74,806,571)	$

Net assets applicable to common shares	$1,265,446,706	$		***

*	None of these outstanding shares are held by or for the account of the Fund.
**	Assumes a total of $[ ], the estimated offering costs related to the issuance of [ ] Series 20[ ] Term Preferred Shares, will be amortized over the life of the Series 20[ ] Term Preferred Shares.
***	Reflects that $[ ] will be paid down on the Fund’s Credit Facilities with the proceeds of the Series 20[ ] Term Preferred Shares.

USE OF PROCEEDS

The net proceeds of the offering will be approximately $                    , after estimated offering costs. Generally, the Fund intends to use the net proceeds from the sale of Term Preferred Shares to repay a portion of the Fund’s Borrowings under its Credit Facilities, to repurchase securities subject to reverse repurchase agreements, or to increase the Fund’s leverage. To the extent the Fund uses any net proceeds from the sale of Term Preferred Shares to invest in securities, it is presently anticipated that any such net proceeds will be invested in accordance with the Fund’s investment objectives and policies as soon as practicable after completion of the offering. The Fund currently anticipates that it will be able to invest substantially all of such net proceeds in securities that meet the Fund’s investment objectives and policies within approximately two weeks after completion of the offering.

DESCRIPTION OF TERM PREFERRED SHARES

The following is a brief description of the terms of Term Preferred Shares. A complete description of the terms of Term Preferred Shares can be found in the Declaration of Trust and the Statement. These documents are filed with the Securities and Exchange Commission as exhibits to the Fund’s registration statement of which this Prospectus Supplement is a part and the Statement also is attached as Appendix A to the SAI. Copies may be obtained as described under “Available Information.”

General

At the time of issuance the Term Preferred Shares will be fully paid and non-assessable and have no preemptive, conversion, or exchange rights or rights to cumulative voting. The Fund has entered into Credit Facilities with Société Générale and the Noteholder and has outstanding balances. The rights of lenders, such as

Société Générale and the Noteholder and any other creditors to receive payments of interest on and repayments of principal of any Borrowings are senior to the rights of holders of Preferred Shares, including Term Preferred Shares, and Common Shares, with respect to the payment of dividends and other distributions, and upon liquidation. The Fund may not be permitted to declare dividends and other distributions with respect to Preferred Shares, including the Term Preferred Shares, and Common Shares or redeem such Preferred Shares unless at such time, the Fund meets certain asset coverage requirements and no event of default or other circumstance exists under the Credit Facilities that would limit or otherwise block payments in redemption.

Term Preferred Shares will rank equally with any other series of Preferred Shares of the Fund, including any Preferred Shares that might be issued in the future, as to payment of dividends and the distribution of the Fund’s assets upon dissolution, liquidation or winding up of the affairs of the Fund. Term Preferred Shares and all other Preferred Shares, if any, are senior as to dividends and other distributions to the Fund’s Common Shares. The Fund may issue additional series of Preferred Shares in the future, and any such series, together with the Term Preferred Shares, are herein collectively referred to as “Preferred Shares.”

Except in certain limited circumstances, holders of Term Preferred Shares will not receive certificates representing their ownership interest in such shares, and the Term Preferred Shares will be represented by one or more global certificates to be held by and on behalf of the Securities Depository for the Term Preferred Shares. The Depository Trust Company will act as Securities Depository with respect to the Term Preferred Shares.

Dividends and Dividend Periods

General.    The following is a general description of dividends and dividend periods. The holders of Term Preferred Shares will be entitled to receive cumulative cash dividends and other distributions (i.e., capital gains distributions and distributions that are not treated as dividends for federal income tax purposes in the event that the Fund has insufficient earnings and profits (often referred to as “return of capital”)) on such shares, when, as and if declared by, or under authority granted by, the Board of Trustees, out of funds legally available for payment and in preference to dividends and other distributions on Common Shares of the Fund, calculated separately for each Dividend Period for such Term Preferred Shares at the Dividend Rate for such Term Preferred Shares in effect during such Dividend Period, on an amount equal to the Liquidation Preference for such Term Preferred Shares. The Dividend Rate will be computed on the basis of a 360-day year consisting of twelve 30-day months. Dividends so declared and payable will be paid to the extent permitted under state law and the Declaration of Trust, and to the extent available, in preference to and priority over any dividend declared and payable on the Common Shares.

[Dividend Rate [Fixed Rate Schedule].    The Dividend Rate for Term Preferred Shares is an initial rate of             %. The Dividend Rate for Term Preferred Shares will be adjusted periodically as set forth below and in accordance with the Statement and/or upon the occurrence of certain events resulting in a “Default” (as defined below). The Dividend Rate will not in any event be lower than the initial             % Dividend Rate.

The Dividend Rate payable on the Term Preferred Shares on any date will be determined with reference to the following table:

Date	Dividend Rate
From and including the Date of Original Issue to but excluding		%]

[Dividend Rate [LIBOR-Based Rate].    The dividend rate for Term Preferred Shares is determined with respect to Rate Periods that will generally commence on the first calendar day of the month of such Rate Period and end on and include the last calendar day of such month. The Dividend Rate shall be determined on the Rate Determination Date and shall be calculated in accordance with the definition of “Index Rate”. The “Index Rate” for any such Rate Period will be (i) [            ] percent ([    ]%) of the London Inter-Bank Offered Rate made available by 11:00 a.m., London time, on the Rate Determination Date for such Rate Period or (ii) except as otherwise provided in the definition of “London Inter-Bank Offered Rate,” if such rate is not made available by 11:00 a.m., London time, on such date, the London Inter-Bank Offered Rate as determined on the previous Rate

Determination Date; provided, however, that if the London Inter-Bank Offered Rate is less than zero (0), the London Inter-Bank Offered Rate will be deemed to be zero (0) for purposes of the definition of “Index Rate. The dividend rate for any Rate Period will be equal to the Index Rate plus the “Applicable Spread.” The Applicable Spread will initially be         % per annum and is subject to adjustment in certain circumstances, including a change in the credit rating assigned to the Term Preferred Shares by a rating agency providing a credit rating for the Term Preferred Shares at the request of the Fund, as described below, provided that the dividend rate will in no event exceed         % per annum. The applicable dividend rate of the Term Preferred Shares is referred to herein as the “Dividend Rate.” See “Description of Term Preferred Shares—Dividends and Dividend Periods—Dividend Rate.”

Applicable Spread Adjustments.    As noted above, the Applicable Spread will initially be [        ]% per annum but will adjust based on the highest applicable credit rating most recently assigned to the Term Preferred Shares by [rating agency], or any additional or different rating agency providing a long-term credit rating on the Term Preferred Shares and which is designated a “Rating Agency” as provided in the Statement. Any such adjustment to the per annum percentage will be as set forth opposite such assigned rating in the table below:

Long-Term Ratings*

[Rating Agency]	Applicable Percentage
AAA to AA	%
AA-%
A+	%
A	%
A-%
BBB+	%
BBB	%
BBB-%

*	And/or the equivalent ratings of an Other Rating Agency then rating the Term Preferred Shares utilizing the highest of the ratings of the Rating Agencies then rating the Term Preferred Shares.]

Payment of Dividends and Dividend Periods.    Dividends on the Term Preferred Shares will be payable monthly. The first Dividend Period for the Term Preferred Shares will commence on the Date of Original Issue of Term Preferred Shares and end on                          and each subsequent Dividend Period will be a calendar month (or the portion thereof occurring prior to the redemption of such Term Preferred Shares). Dividends will be paid on the Dividend Payment Date—the first Business Day of the month next following a Dividend Period and upon redemption of the Term Preferred Shares. Dividends with respect to any monthly Dividend Period will be declared and paid to holders of record of Term Preferred Shares as their names shall appear on the registration books of the Fund at the close of business on the day immediately preceding such Dividend Payment Date (or, if such day is not a Business Day, the immediately preceding Business Day). Dividends payable on Term Preferred Shares for any period of less than a full monthly Dividend Period, including in connection with the first Dividend Period for such shares or upon any redemption of such shares on any redemption date other than on a Dividend Payment Date, will be computed on the basis of a 360-day year consisting of twelve 30-day months and the actual number of days elapsed for any period of less than one month.

On account of the foregoing provisions, only the holders of Term Preferred Shares on the record date for a Dividend Period will be entitled to receive dividends and other distributions payable with respect to such Dividend Period, and holders of Term Preferred Shares who sell shares before such a record date and purchasers of Term Preferred Shares who purchase shares after such a record date should take the effect of the foregoing provisions into account in evaluating the price to be received or paid for such Term Preferred Shares.

Increased Rate—Default.    The Dividend Rate will be adjusted to the Increased Rate (as defined below) for any date the Fund fails to deposit with the Redemption and Paying Agent by 12:00 noon, New York City time, on the (i) applicable Dividend Payment Date, Deposit Securities sufficient to pay the full amount of any dividend on

Term Preferred Shares payable on such Dividend Payment Date (a “Dividend Default”) or (ii) applicable Redemption Date (as defined below), Deposit Securities sufficient to pay the full amount of the redemption price payable on such Redemption Date (a “Redemption Default” and, together with a Dividend Default, referred to as a “Default”). “Deposit Securities” will generally consist of (i) cash or cash equivalents; (ii) direct obligations of the United States or its agencies or instrumentalities that are entitled to the full faith and credit of the United States (“U.S. Government Obligations”); (iii) investments in money market funds registered under the 1940 Act that qualify under Rule 2a-7 under the 1940 Act and certain similar investment vehicles that invest principally in U.S. Government Obligations; or (iv) any letter of credit from a bank or other financial institution that has a credit rating from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to bank deposits or short-term debt of banks or such other financial institutions, in each case either that is a demand obligation payable to the holder on any Business Day or that has a maturity date, mandatory redemption date or mandatory payment date, preceding the relevant Redemption Date, Dividend Payment Date or other payment date.

A Dividend Default or a Redemption Default shall end on the Business Day on which, by 12:00 noon, New York City time, an amount equal to all unpaid dividends and any unpaid redemption price, as applicable, shall have been deposited irrevocably in trust in same-day funds with the Redemption and Paying Agent. In the case of a Default, the applicable dividend rate will be equal to the Increased Rate for each calendar day on which such Default is in effect. The “Increased Rate” for any such calendar day shall be equal to the applicable Dividend Rate in effect on such day plus five percent (5%) per annum.

Reporting of Increased Rate.    In the event that an Increased Rate is in effect for any outstanding series of Term Preferred Shares, the Fund will, as soon as practicable (but in no event later than five Business Days following the first day that such Increased Rate is in effect), make public disclosure via press release of the effectiveness of the Increased Rate and the date on which such Increased Rate was effective. In addition, following the end of a Default triggering such Increased Rate, the Fund will, as soon as practicable (but in no event later than five Business Days following the last day that such Increased Rate is in effect) make public disclosure via press release announcing the date on which such Increased Rate ceased to be effective. For the avoidance of doubt, if the initial public disclosure via press release also includes the date on which such Increased Rate ceased to be effective, a separate press release disclosing that fact will not be required to be issued. The Fund will have no other obligation with respect to notification of any person concerning the effectiveness of the Increased Rate on such date.

Mechanics of Payment of Dividends.    Not later than 12:00 noon, New York City time, on a Dividend Payment Date, the Fund is required to deposit with the Redemption and Paying Agent sufficient funds for the payment of dividends in the form of Deposit Securities. All Deposit Securities paid to the Redemption and Payment Agent for the payment of dividends will be held in trust for the payment of such dividends to the holders of Term Preferred Shares. Dividends will be paid by the Redemption and Payment Agent to the holders of Term Preferred Shares as their names appear on the registration books of the Fund. Dividends that are in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date. Such payments are made to holders of Term Preferred Shares as their names appear on the registration books of the Fund on such date, not exceeding 15 calendar days preceding the payment date thereof, as may be fixed by the Board of Trustees. Any payment of dividends in arrears will first be credited against the earliest accumulated but unpaid dividends. No interest or sum of money in lieu of interest will be payable in respect of any dividend payment or payments on any Term Preferred Shares which may be in arrears. See “—Restrictions on Dividend, Redemption and Other Payments.”

Upon failure to pay dividends for at least two years, the holders of Term Preferred Shares will acquire certain additional voting rights. See “—Voting Rights” below. Such rights shall be the exclusive remedy of the holders of Term Preferred Shares upon any failure to pay dividends on Term Preferred Shares.

Restrictions on Dividend, Redemption and Other Payments

No full dividends and other distributions will be declared or paid on Term Preferred Shares for any Dividend Period, or a part of a Dividend Period, unless the full cumulative dividends and other distributions due through the most recent dividend payment dates for all outstanding Preferred Shares have been, or contemporaneously are, declared and paid through the most recent dividend payment dates for each Preferred Share. If full cumulative dividends and other distributions due have not been paid on all outstanding Preferred Shares of any series, any dividends and other distributions being declared and paid on Term Preferred Shares will be declared and paid as nearly pro rata as possible in proportion to the respective amounts of dividends and other distributions accumulated but unpaid on the shares of each such series of Preferred Shares on the relevant dividend payment date. No holders of Term Preferred Shares will be entitled to any dividends and other distributions in excess of full cumulative dividends and other distributions as provided in the Statement.

For so long as any Term Preferred Shares are outstanding, the Fund will not: (x) declare or pay any dividend or other distribution (other than a dividend or distribution paid in Common Shares) in respect of the Common Shares, (y) call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares, or (z) pay any proceeds of the liquidation of the Fund in respect of the Common Shares, unless, in each case, (A) immediately thereafter, the Fund shall be in compliance with the 200% asset coverage limitations set forth under the 1940 Act after deducting the amount of such dividend or other distribution or redemption or purchase price or liquidation proceeds, (B) all cumulative dividends and other distributions of shares of all series of Preferred Shares of the Fund ranking on a parity with the Term Preferred Shares due on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition shall have been declared and paid (or shall have been declared and sufficient funds or Deposit Securities as permitted by the terms of such Preferred Shares for the payment thereof shall have been deposited irrevocably with the applicable paying agent) and (C) the Fund shall have deposited Deposit Securities with the Redemption and Paying Agent in accordance with the requirements described in the Statement with respect to outstanding Preferred Shares of any series to be redeemed pursuant to a Term Redemption or Corrective Action resulting from the failure to comply with the Asset Coverage requirements described below for which a Notice of Redemption shall have been given or shall have been required to be given in accordance with the terms described in the Statement on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition.

Except as required by law, the Fund will not redeem any Term Preferred Shares unless all accumulated and unpaid dividends and other distributions on all outstanding Term Preferred Shares and other series of Preferred Shares ranking on a parity with the Term Preferred Shares with respect to dividends and other distributions for all applicable past dividend periods (whether or not earned or declared by the Fund) (x) shall have been or are contemporaneously paid or (y) shall have been or are contemporaneously declared and Deposit Securities or sufficient funds (in accordance with the terms of such Preferred Shares) for the payment of such dividends and other distributions shall have been or are contemporaneously deposited with the Redemption and Paying Agent or other applicable paying agent, provided, however, that the foregoing shall not prevent the purchase or acquisition of outstanding Term Preferred Shares pursuant to an otherwise lawful purchase or exchange offer made on the same terms to holders of all outstanding Term Preferred Shares and any other series of Preferred Shares for which all accumulated and unpaid dividends and other distributions have not been paid.

Under the 1940 Act, the Fund may not (i) declare any dividend with respect to any Preferred Shares if, at the time of such declaration (and after giving effect thereto), asset coverage with respect to any borrowings of the Fund that are senior securities representing indebtedness (as defined in the 1940 Act), would be less than 200% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring dividends on its Preferred Shares) or (ii) declare any other distribution on the Preferred Shares or purchase or redeem Preferred Shares if at the time of the declaration or redemption (and after giving effect thereto), asset coverage with respect to such borrowings that are senior securities representing indebtedness would be less than 300% (or such higher percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring distributions, purchases or redemptions of its shares). “Senior securities representing indebtedness” generally means any bond, debenture, note or similar obligation or instrument constituting a security (other than shares of capital stock) and evidencing indebtedness and could include the Fund’s obligations under any borrowings. For purposes of determining asset coverage for senior securities representing indebtedness in connection with the payment of dividends or other distributions on or purchases or redemptions of stock, the term “senior security” does not include any promissory note or other evidence of indebtedness issued in consideration of any loan, extension or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed. The term “senior security” also does not include any such promissory note or other evidence of indebtedness in any case where such a loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the Fund at the time when the loan is made; a loan is presumed under the 1940 Act to be for temporary purposes if it is repaid within 60 calendar days and is not extended or renewed; otherwise it is presumed not to be for temporary purposes. For purposes of determining whether the 200% and 300% statutory asset coverage requirements described above apply in connection with dividends or distributions on or purchases or redemptions of Preferred Shares, such asset coverages may be calculated on the basis of values calculated as of a time within 48 hours (only including Business Days) next preceding the time of the applicable determination.

Asset Coverage

Notwithstanding the 1940 Act’s requirements, as described below, Term Preferred Shares have an Asset Coverage (as defined for purposes of the Term Preferred Shares) of at least 225% instead of 200%. If the Fund fails to maintain Asset Coverage of at least 225% as of the close of business on each Business Day, and such failure is not cured as of the Asset Coverage Cure Date, the Fund will, to the extent permitted by the 1940 Act, and Massachusetts law and pursuant to the terms and conditions of any credit agreement, loan agreement, credit facility or other agreement representing borrowings of the Fund that is in effect at such time, be required to take Corrective Action as provided below. Asset Coverage means asset coverage of a class of senior security which is a stock, as defined for purposes of Section 18(h) of the 1940 Act as in effect on the date of the Statement, determined on the basis of values calculated as of a time within 48 hours (only including Business Days) next preceding the time of such determination. For purposes of this determination, no Term Preferred Shares or other Preferred Shares shall be deemed to be outstanding for purposes of the computation of Asset Coverage if, prior to or concurrently with such determination, sufficient Deposit Securities or other sufficient funds (in accordance with the terms of such Preferred Shares) to pay the full redemption price for such preferred shares (or the portion thereof to be redeemed) shall have been irrevocably deposited in trust with the paying agent for such Preferred Shares and the requisite notice of redemption for such preferred shares (or the portion thereof to be redeemed) shall have been given. In such event, the Deposit Securities or other sufficient funds so deposited shall not be included as assets of the Fund for purposes of the computation of Asset Coverage.

Redemption

Term Redemption.    The Fund is required to redeem (the “Term Redemption”) all of the Term Preferred Shares on                          (the “Term Redemption Date”), at a redemption price equal to the Liquidation Preference per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared but excluding interest thereon) to (but excluding) the Term Redemption Date (the “Term Redemption Price”) out of funds legally available therefore and to the extent permitted by any credit agreement in effect on such date.

Asset Coverage and Corrective Action.    If the Fund fails to have Asset Coverage of at least 225% as provided in the Statement and such failure is not cured as of the close of business on the Asset Coverage Cure Date, the Fund will, to the extent permitted by the 1940 Act, and Massachusetts law and pursuant to the terms and conditions of any credit agreement, loan agreement, credit facility or other agreement representing borrowings of the Fund that is in effect at such time, by the close of business on the Business Day next following such Asset Coverage Cure Date, determine (i) the Corrective Action (as defined below) to be taken to cause the Fund to regain Asset Coverage; (ii) if applicable, the identity and market value of assets of the Fund to be sold in connection with a Corrective Action; and (iii) the date, which date will not be later than 20 Business Days following such Asset Coverage Cure Date, on which the Fund will regain Asset Coverage. As used herein, “Corrective Action” means, for the purpose of allowing the Fund to comply with the Asset Coverage requirements, (a) the irrevocable deposit of Deposit Securities with the Redemption and Paying Agent to fund the redemption of Term Preferred Shares; (b) the repayment of indebtedness of the Fund; (c) corrective trades involving Fund assets; or (d) any combination of the actions described in clauses (a) through (c) above. In the event that any Term Preferred Shares are to be redeemed, the Fund will redeem such Term Preferred Shares out of funds legally available therefore and to the extent permitted by any credit agreement in effect on such date at a price per share equal to the liquidation price of the applicable Term Preferred Shares, which is equal to the Liquidation Preference of such Term Preferred Share plus accumulated but unpaid dividends and other distributions thereon (whether or not earned or declared but excluding interest thereon) to (but excluding) the date fixed for redemption by the Board of Trustees (the “Asset Coverage Redemption Price”). Corrective trades described above may be made at a time when it would be disadvantageous for the Fund to do so. In the event that any Term Preferred Shares are redeemed to regain compliance with the Asset Coverage requirements, the Fund will effect a redemption on the date fixed by the Fund, which date will not be later than 20 calendar days after the Asset Coverage Cure Date, except that if the Fund does not have funds legally available for the redemption of all of the required number of Term Preferred Shares and other Preferred Shares which have been designated to be redeemed or the Fund otherwise is unable to effect such redemption on or prior to 20 calendar days after the Asset Coverage Cure Date, the Fund will redeem those Term Preferred Shares and other Preferred Shares, if any, which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption.

If fewer than all of the outstanding Term Preferred Shares are to be redeemed pursuant to the Asset Coverage mandatory redemption provisions above, the Term Preferred Shares to be redeemed will be selected either (i) pro rata among Term Preferred Shares, (ii) by lot or (iii) in such other manner as the Board of Trustees may determine to be fair and equitable, in each case, in accordance with the 1940 Act; provided, in each such case, that such method of redemption shall be subject to any applicable procedures of the Security Depository.

Optional Redemption.    On any Business Day (such Business Day, an “Optional Redemption Date”), the Fund may redeem out of funds legally available therefore and to the extent permitted by any credit agreement in effect on such date in whole, or from time to time, in part outstanding Term Preferred Shares, at a redemption price equal to the Liquidation Preference, plus an amount equal to all unpaid dividends and other distributions accumulated to (but excluding) the Optional Redemption Date (whether or not earned or declared by the Fund, but excluding interest thereon), plus any applicable Optional Redemption Premium per share (as calculated below) (the “Optional Redemption Price”). [The “Optional Redemption Premium” with respect to each Term Preferred Share will be an amount equal to:

•	if the Optional Redemption Date occurs on or after , and prior to , [ ]% of the Liquidation Preference; or

•	if the Optional Redemption Date occurs on or after , [ ]% of the Liquidation Preference.]

If fewer than all of the outstanding Term Preferred Shares are to be redeemed pursuant to the optional redemption provisions above, the Term Preferred Shares to be redeemed will be selected either (i) pro rata among Term Preferred Shares, (ii) by lot or (iii) in such other manner as the Board of Trustees may determine to be fair and equitable, in each case, in accordance with the 1940 Act; provided, in each such case, that such method of redemption shall be subject to any applicable procedures of the Security Depository. Subject to the provisions of the Statement and applicable law, the Board of Trustees will have the full power and authority to prescribe the terms and conditions upon which Term Preferred Shares will be redeemed from time to time.

Redemption Procedures.    The Fund will file a notice of its intention to redeem with the Securities and Exchange Commission so as to provide the 30 calendar day notice period contemplated by Rule 23c-2 under the 1940 Act, or such shorter notice period as may be permitted by the Securities and Exchange Commission or its staff.

If the Fund shall determine or be required to redeem, in whole or in part, Term Preferred Shares, it will deliver a notice of redemption (a “Notice of Redemption”) by overnight delivery, by first class mail, postage prepaid or by electronic means to the holders of such Term Preferred Shares to be redeemed, or request the Redemption and Paying Agent, on behalf of the Fund, to promptly do so by overnight delivery, by first class mail or by electronic means. A Notice of Redemption will be provided not more than 45 calendar days prior to the date fixed for redemption and not less than five calendar days prior to such date set forth in such Notice of Redemption (the “Redemption Date”). Each Notice of Redemption will state: (i) the Redemption Date; (ii) the series of and number of Term Preferred Shares to be redeemed; (iii) the CUSIP number(s) of such Term Preferred Shares; (iv) the applicable Redemption Price of Term Preferred Shares to be redeemed on a per share basis; (v) if applicable, the place or places where the certificate(s) for such Term Preferred Shares (properly endorsed or assigned for transfer, if the Board of Trustees will so require and the Notice of Redemption states) are to be surrendered for payment of the redemption price; (vi) that dividends on Term Preferred Shares to be redeemed will cease to accumulate from and after the redemption date; and (vii) the provisions of the Statement under which such redemption is made. If fewer than all Term Preferred Shares held by any holder are to be redeemed, the Notice of Redemption mailed to such holder shall also specify the number of Term Preferred Shares to be redeemed from such holder or the method of determining such number. The Fund may provide in any Notice of Redemption relating to an optional redemption contemplated to be effected pursuant to the Statement that such redemption is subject to one or more conditions precedent and that the Fund will not be required to effect such redemption unless each such condition has been satisfied. No defect in any Notice of Redemption or delivery thereof will affect the validity of redemption proceedings except as required by applicable law.

If the Fund gives a Notice of Redemption, then at any time from and after the giving of such Notice of Redemption and prior to 12:00 noon, New York City time, on the Redemption Date (so long as any conditions precedent to such redemption have been met or waived by the Fund), the Fund will (i) irrevocably deposit with the Redemption and Paying Agent Deposit Securities having an aggregate market value at the time of deposit no less than the redemption price of the Term Preferred Shares to be redeemed on the Redemption Date and (ii) give the Redemption and Paying Agent irrevocable instructions and authority to pay the applicable redemption price to the holders of Term Preferred Shares called for redemption on the Redemption Date. The Fund may direct the Redemption and Paying Agent with respect to the investment of any Deposit Securities consisting of cash so deposited prior to the Redemption Date, provided that the proceeds of any such investment will be available at the opening of business on the Redemption Date as same day funds. Notwithstanding the foregoing, if the Redemption Date is the Term Redemption Date, then such irrevocable deposit of Deposit Securities (which may come in whole or in part from the Term Redemption Liquidity Account described below) will be made no later than 15 calendar days prior to the Term Redemption Date.

Following the giving of a Notice of Redemption, upon the date of the irrevocable deposit of Deposit Securities by the Fund for purposes of redemption of Term Preferred Shares, all rights of the holders of Term Preferred Shares so called for redemption shall cease and terminate except the right of the holders thereof to receive the Term Redemption Price, Asset Coverage Redemption Price or Optional Redemption Price thereof, as applicable (any of the foregoing referred to herein as the “Redemption Price”), and such Term Preferred Shares shall no longer be deemed outstanding for any purpose whatsoever (other than the transfer thereof prior to the applicable Redemption Date and other than the accumulation of dividends and other distributions thereon in accordance with the terms of the Term Preferred Shares up to (but excluding) the applicable Redemption Date). The Fund will be entitled to receive, promptly after the Redemption Date, any Deposit Securities in excess of the aggregate Redemption Price of Term Preferred Shares called for redemption on the Redemption Date. Any Deposit Securities so deposited that are unclaimed at the end of 90 calendar days from the Redemption Date will, to the extent permitted by law, be repaid to the Fund, after which the holders of Term Preferred Shares so called for redemption shall look only to the Fund for payment of the Redemption Price. The Fund will be entitled to receive, from time to time after the Redemption Date, any interest on the Deposit Securities so deposited.

On or after a Redemption Date, each holder of Term Preferred Shares in certificated form (if any) that are subject to redemption will surrender the certificate(s) evidencing such Term Preferred Shares to the Fund at the place designated in the Notice of Redemption and will then be entitled to receive the Redemption Price, without interest, and in the case of a redemption of fewer than all Term Preferred Shares represented by such certificate(s), a new certificate representing Term Preferred Shares that were not redeemed.

Notwithstanding the other redemption provisions described herein, except as otherwise required by law, (i) the Fund will not redeem any Term Preferred Shares unless all accumulated and unpaid dividends and other distributions on all outstanding Term Preferred Shares and shares of other series of Preferred Shares ranking on a parity with the Term Preferred Shares with respect to dividends and other distributions for all applicable past dividend periods (whether or not earned or declared by the Fund) (x) shall have been or are contemporaneously paid or (y) shall have been or are contemporaneously declared and Deposit Securities or sufficient funds or securities (in accordance with the terms of such Preferred Shares) for the payment of such dividends and other distributions shall have been or are contemporaneously deposited with the Redemption and Paying Agent as set forth in the Statement, and (ii) if, as of the Redemption Date for Term Preferred Shares, any redemption required with respect to any outstanding Preferred Shares (including shares of other series of Term Preferred Shares) ranking on a parity with such Term Preferred Shares (x) shall not have been made on the redemption date therefor or is not contemporaneously made on the Redemption Date or (y) shall not have been or is not contemporaneously noticed and Deposit Securities or sufficient funds or securities (in accordance with the terms of such Term Preferred Shares or other Preferred Shares) for the payment of such redemption shall not have been or are not contemporaneously deposited with the Redemption and Paying Agent for such other Term Preferred Shares or other Preferred Shares in accordance with the terms of such other Term Preferred Shares or other Preferred Shares, then any redemption required hereunder shall be made as nearly as possible on a pro rata basis with all other Preferred Shares then required to be redeemed (or in respect of which securities or funds for redemption are required to be deposited) in accordance with the terms of such Preferred Shares, and the number of shares of such Term Preferred Shares to be redeemed from the respective holders shall be determined pro rata among the outstanding shares of such Term Preferred Shares or in such other manner as the Board of Trustees may determine to be fair and equitable and that is in accordance with the 1940 Act; provided, in each such case, that such method of redemption shall be subject to any applicable procedures established by the Securities Depository, and provided, further, however, that the Fund will not be prevented from the purchase or acquisition of outstanding Term Preferred Shares pursuant to an otherwise lawful purchase or exchange offer made on the same terms to holders of all outstanding Term Preferred Shares and any other series of Preferred Shares for which all accumulated and unpaid dividends and other distributions have not been paid.

If any redemption for which a Notice of Redemption has been provided is not made (i) by reason of the absence of legally available funds of the Fund in accordance with the Declaration of Trust, the Statement and applicable law or (ii) pursuant to the terms and conditions of any credit agreement in effect on the date on which such redemption is scheduled, such redemption shall be made as soon as practicable to the extent such funds become available or as permitted by such credit agreement. No Redemption Default will be deemed to have occurred if the Fund has failed to deposit in trust with the Redemption and Paying Agent the applicable Redemption Price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent has not been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that a Notice of Redemption has been provided with respect to any Term Preferred Shares, dividends will be declared and paid on such Term Preferred Shares in accordance with their terms regardless of whether Deposit Securities for the payment of the Redemption Price of such Term Preferred Shares shall have been deposited in trust with the Redemption and Paying Agent for that purpose.

Notwithstanding anything to the contrary in the Statement or in any Notice of Redemption, if the Fund has not redeemed Term Preferred Shares on the applicable Redemption Date, the holders of the Term Preferred Shares subject to redemption shall continue to be entitled to (a) receive dividends on such Term Preferred Shares accumulated at the Dividend Rate for the period from, and including, such Redemption Date through, but excluding, the date on which such Term Preferred Shares are actually redeemed and such dividends, to the extent accumulated, but unpaid, during such period (whether or not earned or declared but without interest thereon) will be included in the Redemption Price for such Term Preferred Shares and (b) transfer the Term Preferred Shares prior to the date on which such Term Preferred Shares are actually redeemed, provided that all other rights of holders of such Term Preferred Shares will have terminated upon the date of deposit of Deposit Securities in accordance with the Statement.

The Fund may, in its sole discretion and without a shareholder vote, modify the redemption procedures with respect to notification of redemption for the Term Preferred Shares, provided that such modification does not materially and adversely affect the holders of Term Preferred Shares or cause the Fund to violate any applicable law, rule or regulation.

Term Redemption Liquidity Account and Liquidity Requirement

On or prior to                  (the “Liquidity Account Initial Date”), the Fund will identify and designate on its books and records or otherwise in accordance with the Fund’s normal procedures (the “Term Redemption Liquidity Account”) Deposit Securities or any other security or investment owned by the Fund that is assigned a rating by any of Moody’s, Fitch or Standard & Poor’s Rating Services, a Standard & Poor’s Financial Services LLC business (“Standard & Poor’s” or “S&P”), of not less than B3 by Moody’s, B- by Standard & Poor’s, B- by Fitch, or an equivalent rating by any other NRSRO (or any such rating’s future equivalent) (each a “Liquidity Account Investment” and collectively the “Liquidity Account Investments”) with a market value equal to at least 110% of the Term Redemption Amount (as defined below) with respect to such Term Preferred Shares. The “Term Redemption Amount” for Term Preferred Shares is equal to the Term Redemption Price to be paid on the Term Redemption Date, based on the number of Term Preferred Shares then outstanding and the Dividend Rate that will be in effect for the period of time beginning on the date of the creation of the Term Redemption Liquidity Account for such Term Preferred Shares and ending on the Term Redemption Date for such Term Preferred Shares. If, on any date after the Liquidity Account Initial Date, the aggregate market value of the Liquidity Account Investments included in the Term Redemption Liquidity Account for Term Preferred Shares as of the close of business on any Business Day is less than 110% of the Term Redemption Amount, then the Fund will cause Nuveen Fund Advisors to take all such necessary actions, including identifying and designating additional assets of the Fund as Liquidity Account Investments, so that the aggregate market value of the Liquidity Account Investments included in the Term Redemption Liquidity Account is at least equal to 110% of the Term Redemption Amount not later than the close of business on the next succeeding Business Day. With respect to assets of the Fund identified and designated as Liquidity Account Investments with respect to the Term Preferred Shares, Nuveen Fund Advisors, on behalf of the Fund, will be entitled to release any Liquidity Account Investments from such identification and designation and to substitute therefor other Liquidity Account Investments, so long as (i) the assets of the Fund identified and designated as Liquidity Account Investments at the close of business on such date have a market value equal to at least 110% of the Term Redemption Amount and (ii) the assets of the Fund designated and segregated in accordance with the Custodian’s normal procedures, from other assets of the Fund, and identified as Deposit Securities at the close of business on such date have a market value at least equal to the Liquidity Requirement (if any) (as set forth below) that is applicable to such date. The Fund will not permit any lien, security interest or encumbrance to be created or permitted to exist on or in respect of any Liquidity Account Investments included in the Term Redemption Liquidity Account, other than liens, security interests or encumbrances arising by operation of law.

The market value of the Deposit Securities held in the Term Redemption Liquidity Account for the Term Preferred Shares, from and after the 15th day of the calendar month (or, if such day is not a Business Day, the next succeeding Business Day) that is the number of months preceding the calendar month in which the Term

Redemption Date occurs in each case specified in the table set forth below, will not be less than the percentage of the Term Redemption Amount for the Term Preferred Shares set forth below opposite such number of months (the “Liquidity Requirement”):

Number of Months Preceding Month of Term Redemption Date	Value of Deposit Securities as Percentage of Term Redemption Amount
5	20%
4	40%
3	60%
2	80%
1	100%

If the aggregate market value of the Deposit Securities included in the Term Redemption Liquidity Account for the Term Preferred Shares as of the close of business on any Business Day is less than the Liquidity Requirement for such Business Day, the Fund will cause the segregation of additional or substitute Deposit Securities in respect of the Term Redemption Liquidity Account, so that the aggregate market value of the Deposit Securities included in the Term Redemption Liquidity Account is at least equal to the Liquidity Requirement not later than the close of business on the next succeeding Business Day.

The Deposit Securities included in the Term Redemption Liquidity Account may be applied by the Fund, in its discretion, towards payment of the Term Redemption Price. Upon the deposit by the Fund with the Redemption and Paying Agent of Deposit Securities having an initial combined market value sufficient to effect the redemption of the Term Preferred Shares on the Term Redemption Date, the requirement of the Fund to maintain the Term Redemption Liquidity Account as described above will lapse and be of no further force and effect.

Liquidation Rights

In the event of any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the holders of Term Preferred Shares will be entitled to receive out of the assets of the Fund available for distribution to shareholders, after satisfying claims of creditors but before any distribution or payment shall be made in respect of the Common Shares, a liquidation distribution equal to the Liquidation Preference of $1,000 per share, plus an amount equal to all unpaid dividends and other distributions accumulated to (but excluding) the date fixed for such distribution or payment (whether or not earned or declared by the Fund, but without interest thereon), and such holders shall be entitled to no further participation in any distribution or payment in connection with any such liquidation, dissolution or winding up.

If, upon any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the assets of the Fund available for distribution among the holders of all Term Preferred Shares, and any other outstanding Preferred Shares, shall be insufficient to permit the payment in full to such holders of Term Preferred Shares of the Liquidation Preference plus accumulated and unpaid dividends and other distributions and the amounts due upon liquidation with respect to such other Preferred Shares, then the available assets shall be distributed among the holders of such Term Preferred Shares and such other series of Preferred Shares ratably in proportion to the respective preferential liquidation amounts to which they are entitled. In connection with any liquidation, dissolution or winding up of the affairs of the Fund whether voluntary or involuntary, unless and until the Liquidation Preference on each outstanding Term Preferred Share plus accumulated and unpaid dividends and other distributions has been paid in full to the holders of Term Preferred Shares, no dividends, distributions or other payments will be made on, and no redemption, purchase or other acquisition by the Fund will be made by the Fund in respect of, the Common Shares.

Neither the sale of all or substantially all of the property or business of the Fund, nor the merger, consolidation or reorganization of the Fund into or with any other business or statutory trust, corporation or other entity, nor the merger, consolidation or reorganization of any other business or statutory trust, corporation or other entity into or with the Fund will be a dissolution, liquidation or winding up, whether voluntary or involuntary, for purposes of the provisions relating to liquidation set forth in the Statement.

Voting Rights

Except as otherwise provided in the Fund’s Declaration of Trust, the Statement, or as otherwise required by applicable law, each holder of Term Preferred Shares will be entitled to one vote for each Term Preferred Share held by such holder on each matter submitted to a vote of shareholders of the Fund. The holders of outstanding Preferred Shares, including the Term Preferred Shares, will vote together with holders of Common Shares of the Fund as a single class. Under applicable rules of the NYSE, the Fund is currently required to hold annual meetings of shareholders.

In addition, the holders of outstanding Preferred Shares, including the Term Preferred Shares, will be entitled, as a class, to the exclusion of the holders of all other securities and classes of Common Shares, to elect two trustees of the Fund at all times. The holders of outstanding Common Shares and Preferred Shares, including Term Preferred Shares, voting together as a single class, will elect the balance of the trustees of the Fund.

Notwithstanding the foregoing, if (i) at the close of business on any dividend payment date for dividends on any outstanding Preferred Share, including any outstanding Term Preferred Shares, accumulated dividends (whether or not earned or declared) on the Preferred Shares, including the Term Preferred Shares, equal to at least two full year’s dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Redemption and Paying Agent or other applicable paying agent for the payment of such accumulated dividends; or (ii) at any time holders of any Preferred Shares are entitled under the 1940 Act to elect a majority of the trustees of the Fund (a period when either of the foregoing conditions exists, a “Voting Period”), then the number of members constituting the Board of Trustees will automatically be increased by the smallest number that, when added to the two trustees elected exclusively by the holders of Preferred Shares, including the Term Preferred Shares, as described above, would constitute a majority of the Board as so increased by such smallest number; and the holders of the Preferred Shares, including the Term Preferred Shares, will be entitled as a class on a one-vote-per-share basis, to elect such additional trustees. The terms of office of the persons who are trustees at the time of that election will not be affected by the election of the additional trustees. If the Fund thereafter shall pay, or declare and set apart for payment, in full all dividends payable on all outstanding Preferred Shares, including Term Preferred Shares, for all past dividend periods, or the Voting Period is otherwise terminated, (i) the voting rights stated above shall cease, subject always, however, to the revesting of such voting rights in the holders of Preferred Shares upon the further occurrence of any of the events described herein, and (ii) the terms of office of all of the additional trustees so elected will terminate automatically. Any Preferred Shares, including Term Preferred Shares, and any preferred Shares issued after the date hereof will vote with Term Preferred Shares as a single class on the matters described above, and the issuance of any other Preferred Shares, may reduce the voting power of the holders of Term Preferred Shares. A Voting Period will terminate when all of the conditions described above cease to exist.

As soon as practicable after the accrual of any right of the holders of Preferred Shares to elect additional trustees as described above, the Fund will call a special meeting of such holders and notify the Redemption and Paying Agent and/or such other person as is specified in the terms of such Preferred Shares to receive notice, (i) by mailing or delivery by electronic means or (ii) in such other manner and by such other means as are specified in the terms of such Preferred Shares, a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 30 calendar days after the date of the delivery by electronic means or mailing of such notice. If the Fund fails to call such a special meeting, it may be called at the expense of the Fund by any such holder on like notice. The record date for determining the holders of Preferred Shares entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the calendar day on which such notice is mailed or otherwise delivered. At any such special meeting and at each meeting of holders of Preferred Shares held during a Voting Period at which trustees are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of capital stock of the Fund), will be entitled to elect the number of additional trustees prescribed above on a one-vote-per-share basis.

Except as otherwise permitted by the terms of the Statement, so long as any Term Preferred Shares are outstanding, the Fund will not, without the affirmative vote of the holders of at least a majority of Term Preferred

Shares of all series outstanding at the time, voting as a separate class, amend, alter or repeal the provisions of the Declaration of Trust or the Statement, whether by merger, consolidation or otherwise, so as to (i) alter or abolish any preferential right of such Term Preferred Share, or (ii) create, alter or abolish any right in respect of redemption of such Term Preferred Share; provided that a division, stock split or reverse stock split of a Term Preferred Share will not, by itself, be deemed to have any of the effects set forth in clause (i) or (ii) above. So long as any Term Preferred Shares are outstanding, the Fund will not, without the affirmative vote or consent of at least 66 2/3% of the holders of Term Preferred Shares outstanding at the time, voting as a separate class, file a voluntary application for relief under United States bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent. No vote of the holders of Common Shares will be required to amend, alter or repeal the provisions of the Statement, including any appendix.

Except as otherwise permitted by the terms of the Statement, and subject to the paragraph below, so long as any Term Preferred Shares are outstanding, the Fund will not, without the affirmative vote or consent of the holders of at least a majority of the Term Preferred Shares outstanding at the time, voting as a separate class, amend, alter or repeal: (i) the provisions of the appendix to the Statement relating to a series of Term Preferred Shares, whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power set forth in such appendix of the series of Term Preferred Shares or the holders thereof; or (ii) the provisions of the appendix of the Statement for a series of Term Preferred Shares setting forth the Liquidation Preference for such Term Preferred Shares; provided that a division, stock split or reverse stock split of a Term Preferred Share shall not, by itself, be deemed to violate clause (i) or (ii) above. For purposes of clause (i) above, no matter shall be deemed to materially and adversely affect any preference, right or power of a Term Preferred Share or the holder thereof unless such matter (i) alters or abolishes any preferential right of such Term Preferred Share, or (ii) creates, alters or abolishes any right in respect of redemption of such Term Preferred Share. For the avoidance of doubt, no vote of the holders of Common Shares will be required to amend, alter or repeal the provisions of the Statement, including any appendix to the Statement.

So long as any Term Preferred Shares are outstanding, the Fund will not, without the unanimous vote or consent of the holders of such Term Preferred Shares outstanding at the time, voting as a separate class, amend, alter or repeal the provisions of the appendix to the Statement relating to such Term Preferred Shares, which provisions obligate the Fund to (i) pay the Term Redemption Price on the Term Redemption Date for Term Preferred Shares, (ii) accumulate dividends at the Dividend Rate (as set forth in the Statement and the applicable appendix to the Statement) for the Term Preferred Shares or (iii) pay the Optional Redemption Premium (if any) provided for in the appendix to the Statement for such Term Preferred Shares; provided that a division, stock split or reverse stock split of a Term Preferred Share shall not, by itself, be deemed to violate clause (i), (ii) or (iii) above. For the avoidance of doubt, no vote of the holders of Common Shares will be required to amend, alter or repeal the provisions of the Statement, including any appendix to the Statement.

Unless a higher percentage is provided for in the Declaration of Trust of the Fund, (i) the affirmative vote of the holders of at least a “majority of the outstanding Preferred Shares,” including the Term Preferred Shares outstanding at the time, voting as a separate class, will be required (i) to approve any conversion of the Fund from a closed-end to an open-end investment company, (ii) to approve any plan of “reorganization” (as such term is defined in Section 2(a)(33) of the 1940 Act) adversely affecting such Preferred Shares or (iii) to approve any other action requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act. For purposes of the foregoing, the vote of a “majority of the outstanding Preferred Shares” means the vote at an annual or special meeting duly called of (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of such shares are present or represented by proxy at such meeting, or (ii) more than 50% of such shares, whichever is less.

For purposes of determining any rights of the holders of Term Preferred Shares to vote on any matter, whether such right is created by the Statement, by the provisions of the Declaration of Trust, by statute or otherwise, no holder of Term Preferred Shares will be entitled to vote any Term Preferred Shares and no Term Preferred Shares will be deemed to be “outstanding” for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or the time of the actual vote on the matter, as the case may be, the requisite Notice of

Redemption with respect to such Term Preferred Shares will have been given in accordance with the Statement, and Deposit Securities for the payment of the Redemption Price of such Term Preferred Shares will have been deposited in trust with the Redemption and Paying Agent for that purpose. No Term Preferred Shares held (legally or beneficially) by the Fund will have any voting rights or be deemed to be outstanding for voting or for calculating the voting percentage required on any other matter or other purposes.

Notwithstanding anything herein to the contrary, the Rating Agency Guidelines discussed below, as they may be amended from time to time by the respective Rating Agency, may be amended by the respective Rating Agency without the vote, consent or approval of the Fund, the Board of Trustees and any holder of Preferred Shares, including any Term Preferred Shares, or any other shareholder of the Fund.

Unless otherwise required by law or the Declaration of Trust, holders of Term Preferred Shares will not have any relative rights or preferences or other special rights with respect to voting other than those specifically set forth in the “Voting Rights” section of the Statement. The holders of Term Preferred Shares will have no rights to cumulative voting. In the event that the Fund fails to declare or pay any dividends on Term Preferred Shares, the exclusive remedy of the holders will be the right to vote for additional trustees as discussed above; provided that the foregoing does not affect the obligation of the Fund to accumulate and, if permitted by applicable law, the Declaration of Trust and the Statement, pay dividends at the Increased Rate as discussed above.

Rating Agencies

The Fund will use commercially reasonable efforts to cause at least one Rating Agency with respect to the Term Preferred Shares to issue long term credit rating for so long as such Term Preferred Shares are outstanding. The Board of Trustees has initially designated Fitch as the Rating Agency. The Fund will use commercially reasonable efforts to comply with any applicable Rating Agency Guidelines. Rating Agency Guidelines are guidelines of any Rating Agency, as they may be amended or modified from time to time, compliance with which is required to cause such Rating Agency to continue to issue a rating with respect to Term Preferred Shares for so long as such Term Preferred Shares are outstanding. If a Rating Agency ceases to rate securities of closed-end management investment companies generally, the Board of Trustees will terminate the designation of such Rating Agency as a Rating Agency. The Board of Trustees may elect to terminate the designation of any Rating Agency previously designated by the Board of Trustees to act as a Rating Agency for purposes of the Statement so long as either (i) immediately following such termination, there would be at least one Rating Agency with respect to the Term Preferred Shares or (ii) it replaces the terminated Rating Agency with another NRSRO and provides notice thereof to the holders of Term Preferred Shares; provided that such replacement will not occur unless such replacement Rating Agency will have at the time of such replacement (i) published a rating for the Term Preferred Shares and (ii) entered into an agreement with the Fund to continue to publish such rating subject to the Rating Agency’s customary conditions. A copy of the current Rating Agency Guidelines will be provided to any holder of Term Preferred Shares promptly upon request therefor made by such holder to the Fund by writing the Fund at 333 West Wacker Dr., Chicago, Illinois 60606.

The Board of Trustees may also elect to designate one or more other NRSROs as Rating Agencies with respect to Term Preferred Shares by notice to the holders of the Term Preferred Shares. The Rating Agency Guidelines of any Rating Agency may be amended by such Rating Agency without the vote, consent or approval of the Fund, the Board of Trustees or any holder of Preferred Shares, including any Term Preferred Shares, or Common Shares.

Issuance of Additional Preferred Shares

So long as any Term Preferred Shares are outstanding, the Fund may, without the vote or consent of the holders thereof, authorize, establish and create and issue and sell shares of one or more series of a class of Preferred Shares, ranking on a parity with Term Preferred Shares as to payment of dividends and the distribution of assets upon dissolution, liquidation or the winding up of the affairs of the Fund, in addition to then outstanding Term Preferred Shares, including additional series of Term Preferred Shares, and authorize, issue and sell additional shares of any such series of Preferred Shares then outstanding or so established or created, including additional Term Preferred Shares, in each case in accordance with applicable law, provided that the Fund will, immediately after giving effect to the issuance of such additional Preferred Shares and to its receipt and application of the proceeds thereof, including to an irrevocable deposit in respect of the redemption of Preferred Shares or the repayment of indebtedness with such proceeds, have Asset Coverage of at least 225%.

Actions on Other than Business Days

Unless otherwise provided herein or in the Statement, if the date for making any payment, performing any act or exercising any right is not a Business Day, such payment will be made, act performed or right exercised on the next succeeding Business Day, with the same force and effect as if made or done on the nominal date provided therefor, and, with respect to any payment so made, no dividends, interest or other amount will accrue for the period between such nominal date and the date of payment.

Modification

To the extent permitted by applicable law and the Statement, the Board of Trustees, without the vote of the holders of Term Preferred Shares, may interpret, supplement or amend the provisions of the Statement or any appendix thereto to supply any omission, resolve any inconsistency or ambiguity or to cure, correct or supplement any defective or inconsistent provision, including any provision that becomes defective after the date hereof because of impossibility of performance or any provision that is inconsistent with any provision of any other preferred shares of the Fund.

USE OF LEVERAGE

The Fund may use leverage to pursue its investment objectives to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including Borrowings, issuance of debt securities, issuance of Preferred Shares of beneficial interest and entering into reverse repurchase agreements. The Fund has outstanding Borrowings and reverse repurchase agreements, and from time to time may employ derivatives, such as certain credit default swaps, interest rate swaps, total return swaps and futures contracts, that have the economic effect of leverage by creating additional investment exposure. See “The Fund’s Investments—Portfolio Composition and Other Information—Derivatives” in the accompanying prospectus and “Hedging Transactions” in the SAI. Reverse repurchase agreements may be considered to be borrowings by the Fund, but are not considered to be “senior securities” as defined under the 1940 Act so long as the Fund establishes and maintains on its accounting records cash or other liquid assets equal to the Fund’s obligations in respect of such reverse repurchase agreements, as provided by Investment Company Act Release No. 10666 and related SEC guidance. The Fund may also borrow money for repurchase of its shares or as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. The Fund may use leverage to the extent permissible under the 1940 Act. The Fund will seek to invest any net cash proceeds from leverage in a manner consistent with the Fund’s investment objectives and policies.

The amounts and forms of leverage used by the Fund may vary with prevailing market or economic conditions. The timing and terms of any leverage transactions are determined by the Board of Trustees. There is no assurance that the Fund’s leveraging strategy will be successful.

The Fund currently employs regulatory leverage through Borrowings. Generally, the Fund intends to use the net proceeds from the sale of Term Preferred Shares to repay a portion of the Fund’s Borrowings under its Credit Facilities, to repurchase securities subject to reverse repurchase agreements, or to increase the Fund’s leverage. The Fund may in the future issue additional types of Preferred Shares.

With respect to Borrowings, the Fund has entered into the Credit Agreement and the Repo Facility. The borrowing capacity under the Credit Agreement is $640 million. The Credit Agreement has a rolling monthly 90-day maturity, with an end date of April 1, 2020, unless extended. The Fund has the right to augment or replace the Credit Agreement with a new credit agreement in the future, and any such augmented or replacement credit agreement may contain terms that are materially different than the terms contained in the existing Credit Agreement, including terms that limit payments to holders of Term Preferred Shares. Under the Repo Facility, as a means of leverage, the Fund sells to Société Générale a security or securities that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date, with the Fund retaining the risk of loss that is associated with that security. The Fund will segregate assets determined to be liquid by the Adviser to cover its obligations under the Repo Facility. As of                 , 2018, the Fund’s outstanding balance on these Borrowings under the: (i) Credit Agreement was $                 and (ii) Repo Facility was $                . For the ended                     , the average daily balance outstanding and average annual interest rate on these Borrowings were $                 and         %, respectively. The Credit Agreement is secured by substantially all of the assets of the Fund and the Repo Facility is secured by certain specific segregated assets of the Fund. The amount of outstanding Borrowings may vary with prevailing market or economic conditions. The Fund borrows money at rates generally available to institutional investors. Any Borrowings of the Fund, including Borrowings currently under the Credit Agreement and/or under the Repo Facility, will have seniority over Term Preferred Shares. The rights of lenders, such as the Noteholder under the Credit Agreement and Société Générale under the Repo Facility, and any other creditors to receive payments of interest on and repayments of principal of any Borrowings are senior to the rights of holders of Preferred Shares, including Term Preferred Shares, and Common Shares, with respect to the payment of dividends and other distributions, and upon liquidation. The Fund may not be permitted to declare dividends and other distributions with respect to the Term Preferred Shares and Common Shares or redeem Term Preferred Shares unless at such time, the Fund meets certain asset coverage requirements and no event of default or other circumstance exists under the Credit Agreement or with respect to any other Borrowings that would limit or otherwise block payments in redemption. Borrowings and Preferred Shares, such as the Term Preferred Shares, will have seniority over the Common Shares.

The Fund has entered reverse repurchase agreements as a means of leverage. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. The Fund will segregate assets determined to be liquid by the Adviser to cover its obligations under reverse repurchase agreements.

The Fund may use derivatives, such as interest rate swaps with varying terms, in order to manage the interest rate expense associated with all or a portion of its leverage. Interest rate swaps are bi-lateral agreements whereby parties agree to exchange future payments, typically based upon the differential of a fixed rate and a variable rate, on a specified notional amount. Interest rate swaps can enable a Fund to effectively convert its variable leverage expense to fixed, or vice versa. For example, if the fund issues leverage having a short-term floating rate of interest, the Fund could use interest rate swaps to hedge against a rise in the short-term benchmark interest rates associated with its outstanding leverage. In doing so, the Fund would seek to achieve lower leverage costs over an extended period, which would be the result if short-term interest rates on average exceed the fixed interest rate over the term of the swap. To the extent the fixed swap rate is greater than short-term interest rates on average over the period, overall costs associated with leverage will be greater than if the Fund had not entered into the interest rate swap(s).

[Prior to the closing date of this offering, the Fund expects to enter into an interest rate swap with                                          that seeks to convert the economic impact of the dividend payable by the Fund on the Term Preferred Shares to a variable rate exposure. Under the swap, the Fund would receive a fixed payment at a rate equal to the applicable dividend rate being paid by the Fund on the Term Preferred Shares and in turn pay a fixed spread to the one-month U.S. dollar LIBOR index.                                          has the right, but not the obligation, to terminate the swap agreement on the first Business Day of each month beginning on                             . Settlement of the swap is contingent on the closing of the Term Preferred Shares offering. The swap termination date is not contractually tied to the redemption of the Term Preferred Shares. Terms and conditions of the swap may be modified by the mutual written agreement of the Fund and the counterparty.]

So long as the net rate of income received from the Fund’s investments purchased with leverage proceeds exceeds the then current interest rate on such leverage, the investment of the proceeds of leverage will generate more net income than if the Fund had not leveraged itself. However, if the rate of net income received from the Fund’s portfolio investments purchased with the proceeds of leverage is less than the then current interest rate on that leverage, the Fund may be required to utilize other Fund assets to make interest payments on its leveraging instruments.

The Fund pays a management fee to Nuveen Fund Advisors (which in turn pays a portion of such fee to Symphony) based on a percentage of Managed Assets. Managed Assets include the proceeds realized and managed from the Fund’s use of leverage (excluding the leverage exposure attributable to the use of futures, swaps and similar derivatives). Because Managed Assets include the Fund’s net assets as well as assets that are attributable to the Fund’s investment of the proceeds of its leverage, it is anticipated that the Fund’s Managed Assets will be greater than its net assets. Nuveen Fund Advisors will be responsible for using leverage to pursue the Fund’s investment objectives. Nuveen Fund Advisors will base its decision regarding whether and how much leverage to use for the Fund, and the terms of that leverage, on its assessment of whether such use of leverage is in the best interests of the Fund. However, a decision to employ or increase leverage will have the effect, all other things being equal, of increasing Managed Assets and in turn Nuveen Fund Advisors’ and Symphony’s management fees. Thus, Nuveen Fund Advisors may have a conflict of interest in determining whether to use or increase leverage. Nuveen Fund Advisors will seek to manage that potential conflict by recommending to the Fund’s Board of Trustees to leverage the Fund (or increase such leverage) only when it determines that such action would be in the best interests of the Fund and its Shareholders, and by periodically reviewing with the Board of Trustees the Fund’s performance and the impact of the use of leverage on that performance.

Under the 1940 Act, the Fund is not permitted to issue “senior securities” that are Preferred Shares if, immediately after the issuance of Preferred Shares, the asset coverage ratio with respect to such Preferred Shares would be less than 200%. With respect to any such Preferred Shares, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of the Fund plus the aggregate liquidation preference of such Preferred Shares.

The 1940 Act generally defines a “senior security” as any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends; however, the term does not include any promissory note or other evidence of indebtedness issued in consideration of any loan, extension, or renewal thereof, made for temporary purposes and in an amount not exceeding five percent of the value of the Fund’s total assets. A loan shall be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed.

Under the 1940 Act, the Fund is not permitted to issue “senior securities representing indebtedness” if, immediately after the issuance of such senior securities representing indebtedness, the asset coverage ratio with respect to such senior securities would be less than 300%. “Senior securities representing indebtedness” include borrowings (including loans from financial institutions) and debt securities. “Senior securities representing indebtedness” also include other derivative investments or transactions such as reverse repurchase agreements to the extent the Fund has not fully covered, segregated or earmarked cash or liquid assets having a market value at least equal to its future obligation under such instruments. With respect to any such senior securities representing debt, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing represented by senior securities issued by the Fund.

If the asset coverage with respect to senior securities declines below the required ratios discussed above (as a result of market fluctuations or otherwise), the Fund may sell portfolio securities when it may be disadvantageous to do so.

Certain types of leverage used by the Fund may result in the Fund being subject to certain covenants, asset coverage or other portfolio composition limits by its lenders, debt or preferred securities purchasers, rating agencies that may rate the debt or preferred securities, or reverse repurchase counterparties. Such limitations may be more stringent than those imposed by the 1940 Act and may impact whether the Fund is able to maintain its desired amount of leverage. At this time Nuveen Fund Advisors does not believe that any such potential investment limitations will impede it from managing the Fund’s portfolio in accordance with its investment objectives and policies. See “Description of Term Preferred Shares” in the accompanying Prospectus and this Prospectus Supplement and “Use of Leverage” in the accompanying Prospectus.

The Fund may borrow for temporary purposes as permitted by the 1940 Act.

UNDERWRITER

Under the terms and subject to the conditions contained in an underwriting agreement dated the date of this Prospectus Supplement,                                          (the “Underwriter”) has agreed to purchase, and the Fund has agreed to sell to the Underwriter,              Term Preferred Shares.

The Underwriter is offering the Term Preferred Shares subject to its acceptance of the Term Preferred Shares from the Fund and subject to prior sale. The underwriting agreement provides that the obligation of the Underwriter to pay for and accept delivery of the Term Preferred Shares offered by this Prospectus Supplement is subject to the approval of certain legal matters by its counsel and to certain other conditions. The Underwriter is obligated to take and pay for all of the Term Preferred Shares offered by this Prospectus Supplement if any such Term Preferred Shares are taken.

The Underwriter initially proposes to offer the Term Preferred Shares directly to the public at the public offering price listed on the cover page of this Prospectus Supplement. The underwriting discounts and commissions of $         per Term Preferred Share are equal to         % of the public offering price. Investors must pay for any Term Preferred Shares purchased on or before                                 .

The following table shows the per share and total public offering price, underwriting discounts and commissions, and estimated offering costs and proceeds, after expenses, to the Fund.

	Per Term Preferred Share		Total
Public Offering Price		$1,000	$
Underwriting Discounts and Commissions	$		$
Estimated Offering Costs	$		$
Proceeds, After Expenses, to the Fund	$		$

The Fund anticipates that the Underwriter may from time to time act as broker and dealer in connection with the execution of its portfolio transactions after it has ceased to be Underwriter and, subject to certain restrictions, may act as such broker while it is the Underwriter.

The Underwriter and its affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, principal investment, hedging, financing and brokerage activities. The Underwriter or its affiliates, from time to time, have provided in the past, and may provide in the future, investment banking, securities trading, hedging, brokerage activities, commercial lending and financial advisory services to the Fund, its affiliates and Nuveen Fund Advisors, Symphony and their affiliates in the ordinary course of business, for which they have received, and may receive, customary fees and expenses. [                                        , an affiliate of the Underwriter, is expected to act as counterparty to an interest rate swap with the Fund. See “Prospectus Supplement Summary—Swap.”]

No action has been taken in any jurisdiction (except in the United States) that would permit a public offering of the Term Preferred Shares, or the possession, circulation or distribution of this Prospectus Supplement or any other material relating to the Fund or the Term Preferred Shares where action for that purpose is required. Accordingly, the Term Preferred Shares may not be offered or sold, directly or indirectly, and none of this Prospectus Supplement, the accompanying prospectus nor any other offering material or advertisements in connection with the Term Preferred Shares may be distributed or published, in or from any country or jurisdiction except in compliance with the applicable rules and regulations of any such country or jurisdiction.

The Fund, Nuveen Fund Advisors, Symphony and the Underwriter have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933.

The principal business address of the Underwriter is                                         , New York, New York           .

Additional Compensation to be Paid by the Fund

The Fund has agreed to pay                                         , from its own assets, an upfront structuring fee in the amount of $             for assisting with the design and structuring of, and marketing assistance with respect to, the Term Preferred Shares, and assistance with the offering of the Term Preferred Shares, including, without limitation, views from an investor market perspective on the proposed terms of the Term Preferred Shares. The upfront structuring fee paid to                                          will not exceed         % of the total public offering price of the Term Preferred Shares. The amount of this structuring fee is calculated based on the total sales of Term Preferred Shares by                                         .

LEGAL OPINIONS

Certain legal matters in connection with Term Preferred Shares will be passed upon for the Fund by Stradley Ronon Stevens & Young, LLP, Chicago, Illinois, and for the Underwriter by                     , New York, New York. Stradley Ronon Stevens & Young, LLP may rely as to certain matters of Massachusetts law on the opinion of                                       , Boston, Massachusetts.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audited Financial Statements and Financial Highlights of the Fund appearing in the Fund’s Annual Report for the fiscal year ended July 31, 2017 are incorporated by reference into the SAI. The audited financial statements and financial highlights have been audited by KPMG LLP, an independent registered public accounting firm, as set forth in their report thereon and incorporated herein by reference. Such audited financial statements and financial highlights are incorporated by reference in reliance upon such report given on the authority of such firm as experts in accounting and auditing. The information with respect to the fiscal years ended prior to July 31, 2015 has been audited by other auditors. The principal business address of KPMG LLP is 200 East Randolph Street, Chicago, Illinois 60601.

MISCELLANEOUS

To the extent that a holder of Term Preferred Shares is directly or indirectly a beneficial owner of more than 10% of any class of the Fund’s outstanding shares (meaning for purposes of holders of Term Preferred Shares, more than 10% of the Fund’s outstanding Preferred Shares), such a 10% beneficial owner would be subject to the short-swing profit rules that are imposed pursuant to Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (and related reporting requirements). These rules generally provide that such a 10% beneficial owner may have to disgorge any profits made on purchases and sales, or sales and purchases, of the Fund’s Preferred Shares (including Term Preferred Shares) within any six month time period. Investors should consult with their own counsel to determine the applicability of these rules.

AVAILABLE INFORMATION

The Fund is subject to the informational requirements of the Exchange Act and the 1940 Act and is required to file reports, proxy statements and other information with the SEC. These documents can be inspected and copied for a fee at the SEC’s public reference room, 100 F Street, NE, Washington, D.C. 20549. Reports, proxy statements, and other information about the Fund can be inspected at the offices of the SEC.

This Prospectus Supplement does not contain all of the information in the Fund’s Registration Statement, including amendments, exhibits, and schedules. Statements in this Prospectus Supplement about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the Registration Statement.

Additional information about the Fund, the Common Shares and the Term Preferred Shares can be found in the Fund’s Registration Statement (including amendments, exhibits, and schedules) on Form N-2 filed with the SEC. The SEC maintains a web site (http://www.sec.gov) that contains the Fund’s Registration Statement, other documents incorporated by reference, and other information the Fund has filed electronically with the SEC, including proxy statements and reports filed under the Exchange Act. Additional information may be found on the Internet at http://www.nuveen.com. The information contained in, or that can be accessed through, the Fund’s website is not part of this Prospectus Supplement.

Nuveen Credit Strategies Income Fund

Term Preferred Shares

PROSPECTUS

                    , 2018

LPR-JQC-0118D

Nuveen Credit Strategies Income Fund

Term Preferred Shares, Series

PROSPECTUS SUPPLEMENT

                    , 2018

LPR-JQC-0118D

The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information and the accompanying prospectus are not an offer to sell these securities and we are not soliciting offers to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion

Dated                     , 2018

NUVEEN CREDIT STRATEGIES INCOME FUND

333 West Wacker Drive

Chicago, Illinois 60606

STATEMENT OF ADDITIONAL INFORMATION

                    , 2018

Nuveen Credit Strategies Income Fund (“Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was organized on March 17, 2003.

This Statement of Additional Information (the “SAI”) relating to Term Preferred Shares of the Fund (“Term Preferred Shares”) does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto dated                  , 2018 (the “Prospectus”) and any related prospectus supplement. This SAI relates to the offering, on an immediate, continuous or delayed basis, of up to $250,000,000 in aggregate initial offering price of Term Preferred Shares in one or more offerings. This SAI does not include all information that a prospective investor should consider before purchasing Term Preferred Shares. Investors should obtain and read the Prospectus and any related prospectus supplement prior to purchasing such shares. In addition, the Fund’s financial statements and the independent registered public accounting firm’s report therein included in the Fund’s annual report dated July 31, 2017, are incorporated herein by reference. The information with respect to the six months ended January 31, 2018 is unaudited and is included in the Fund’s 2018 Semi-Annual Report which is incorporated herein by reference. A copy of the Prospectus and any related prospectus supplement may be obtained without charge by calling (800) 257-8787. You may also obtain a copy of the Prospectus and any related prospectus supplement on the U.S. Securities and Exchange Commission’s (“SEC”) web site (http://www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Prospectus.

Statement of Additional Information

USE OF PROCEEDS

Generally, the Fund intends to use the net proceeds from the sale of Term Preferred Shares to repay all or a portion of the Fund’s Borrowings under its Credit Facilities, to repurchase securities subject to reverse repurchase agreements or to increase the Fund’s leverage. The use of the net proceeds of any particular offering of Term Preferred Shares under the registration statement of which this SAI is a part will be disclosed in a prospectus supplement. To the extent the Fund uses any net proceeds from the sale of Term Preferred Shares to invest in securities, it is presently anticipated that any such net proceeds will be invested in accordance with the Fund’s investment objectives and policies as soon as practicable after completion of the offering. The Fund currently anticipates that it will be able to invest substantially all of such net proceeds in securities that meet the Fund’s investment objectives and policies within approximately two weeks after completion of the offering.

INVESTMENT OBJECTIVES

The Fund’s primary investment objective is to achieve a high level of current income. The Fund’s secondary objective is total return. The Fund cannot assure you that it will achieve its investment objectives. The Fund’s investment objectives are each a fundamental policy of the Fund.

Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or “Adviser”), the Fund’s investment adviser, is responsible for the Fund’s overall investment strategy and its implementation, including the use of leverage and hedging. Symphony Asset Management LLC (“Symphony” or “Sub-Adviser”), the Fund’s sub-adviser, is responsible for the day-to-day management of the Fund’s Managed Assets. See “Overall Fund Management.”

In pursuing its objectives of high current income and total return, the Fund will invest at least 80% of its Assets (net assets plus any borrowings for investment purposes), at the time of purchase, in securities in the issuing company’s capital structure that are senior to its common equity, including but not limited to debt securities and preferred securities. In addition, the Fund invests at least 70% of its Managed Assets in Adjustable Rate Loans (as defined in the Prospectus). The Fund may also invest up to 30% of its Managed Assets in other debt securities and equity-oriented securities, including credit obligations, convertible securities and domestic and international equity securities. As part of its efforts to manage this risk and the potential impact of such risk on the overall value and returns of the Fund’s portfolio, the Fund generally follows a credit management strategy that includes (i) a focus on Senior Loans that are secured by specific assets, (ii) rigorous and on-going bottom-up fundamental analysis of Issuers, and (iii) overall portfolio diversification. The Fund’s adviser or sub-adviser will perform its own credit and research analysis of Issuers, taking into consideration, among other things, the entity’s financial resources and operating history, its sensitivity to economic conditions and trends, the capabilities of its management, its debt maturity schedules and borrowing requirements, its anticipated cash flow, interest and asset coverage, and its earnings prospects. Even with these efforts, because of the greater degree of credit risk within the portfolio, the Fund’s net asset value could decline over time. In an effort to help preserve the Fund’s overall capital, the Fund will seek to enhance portfolio value by investing in securities it believes to be undervalued, which, if successful, can mitigate the potential loss of value due to credit events over time.

The Fund cannot change its investment objectives without the approval of the holders of a “majority of the outstanding” Common Shares and preferred shares voting together as a single class, and of the holders of a “majority of the outstanding” preferred shares voting as a separate class. When used with respect to particular shares of the Fund, a “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. See “Description of Shares—Preferred Shares—Voting Rights” in the Prospectus and in this Statement of Additional Information for additional information with respect to the voting rights of holders of preferred shares.

1

INVESTMENT RESTRICTIONS

Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding Common Shares and preferred shares voting together as a single class, and of the holders of a majority of the outstanding preferred shares voting as a separate class:

(1) Issue senior securities, as defined in the 1940 Act, other than (i) preferred shares which immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction (2) set forth below;1

(2) Borrow money, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act;1,2

(3) Act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (“1933 Act”) in connection with the purchase and sale of portfolio securities or acting as an agent or one of a group of co-agents in originating Adjustable Rate Loans;

(4) Invest more than 25% of its total assets in securities of issuers in any one industry provided, however, that such limitation shall not apply to obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities, and provided further that for purposes of this limitation, the term “issuer” shall not include a lender selling a participation to the Fund together with any other person interpositioned between such lender and the Fund with respect to a participation;

(5) Purchase or sell real estate, except pursuant to the exercise by the Fund of its rights under loan agreements and except to the extent that interests in Adjustable Rate Loans the Fund may invest in are considered to be interests in real estate, and this shall not prevent the Fund from investing in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities;

(6) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments except pursuant to the exercise by the Fund of its rights under loan agreements and except to the extent that interests in Adjustable Rate Loans the Fund may invest in are considered to be interests in commodities and this shall not prevent the Fund from purchasing or selling options, futures contracts, derivative instruments or from investing in securities or other instruments backed by physical commodities;

(7) Make loans except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act;3 and

[1]

Section 18(c) of the 1940 Act generally limits a registered closed-end investment company to issuing one class of senior securities representing indebtedness and one class of senior securities representing stock, except that the class of indebtedness or stock may be issued in one or more series, and promissory notes or other evidences of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed, are not deemed a separate class of senior securities.

[2]

Section 18(a) of the 1940 Act generally prohibits a registered closed-end fund from incurring borrowings if, immediately thereafter, the aggregate amount of its borrowings exceeds 33 1/3% of its total assets. The Fund has not applied for, and currently does not intend to apply for, any exemptive relief that would allow it to borrow outside of the limits of the 1940 Act.

[3]

Section 21 of the 1940 Act makes it unlawful for a registered investment company, like the Fund, to lend money or other property if (i) the investment company’s policies set forth in its registration statement do not permit such a loan or (ii) the borrower controls or is under common control with the investment company. The Fund has not applied for, and currently does not intend to apply for, any exemptive relief that would allow it to make loans outside of the limits of the 1940 Act.

2

(8) With respect to 75% of the value of the Fund’s total assets, purchase any securities (other than obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund’s total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer, and provided further that for purposes of this restriction, the term “issuer” includes both the Borrower under a loan agreement and the lender selling a participation to the Fund together with any other persons interpositioned between such lender and the Fund with respect to a participation.

In addition to the limitation set forth in paragraph 4 above, pursuant to SEC guidance, the Fund will not purchase any security if, as a result of such purchase, 25% or more of the Fund’s total assets (taken at current value) would be invested in securities of borrowers and other issuers having their principal business activities in the same industry (the electric, gas, water, and telephone utility industries, commercial banks, thrift institutions and finance companies being treated as separate industries for purpose of this restriction) treating both the institution selling the loan participation interest and the ultimate borrower as “issuers” where the participation interest does not shift to the Fund the direct debtor-creditor relationship with the borrower; provided, that this limitation shall not apply with respect to obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities. The Fund will consider the investments of underlying investment companies when determining compliance with its own concentration policy, to the extent the Fund has sufficient information about such investments after making a reasonable effort to obtain current information about the investments of underlying companies.

For purposes of the foregoing and “Description of Shares—Preferred Shares—Voting Rights” below, “majority of the outstanding,” when used with respect to particular shares of the Fund, means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

For the purpose of applying the limitation set forth in subparagraph (1) above, the Fund may not issue senior securities not permitted by the 1940 Act simply by describing such securities in the Prospectus.

For the purpose of applying the limitation set forth in subparagraph (2) above, under the 1940 Act, the Fund generally is not permitted to issue commercial paper or notes or borrow unless immediately after the borrowing or commercial paper or note issuance the value of the Fund’s total assets less liabilities other than the principal amount represented by the commercial paper, notes or borrowings, is at least 300% of such principal amount. The Fund does not currently have or have pending any exemptive relief with the SEC that would allow it to borrow outside of the limits of the 1940 Act.

For the purpose of applying the limitation set forth in subparagraph (8) above, a governmental issuer shall be deemed the single issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the single issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above.

Under the 1940 Act, the Fund may invest only up to 10% of its total assets in the aggregate in shares of other investment companies and only up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time

3

such shares are purchased. As a stockholder in any investment company, the Fund will bear its ratable share of that investment company’s expenses, and will remain subject to payment of the Fund’s management, advisory and administrative fees with respect to assets so invested. Holders of Common Shares would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described in the Prospectus in the section entitled “Risk Factors,” the net asset value and market value of leveraged Common Shares will be more volatile and the yield to Common Shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. The Fund may not:

(1) Sell securities short, except that the Fund may make short sales of securities if, at all times when a short position is open, the Fund owns at least an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

(2) Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act or any exemptive relief obtained thereunder. The Fund will rely on representations of Borrowers in loan agreements in determining whether such Borrowers are investment companies.

(3) Purchase securities of companies for the purpose of exercising control, except to the extent that exercise by the Fund of its rights under loan agreements would be deemed to constitute exercising control.

The Fund’s policy to invest at least 80% of its Assets (net assets plus any borrowings for investment purposes), at the time of purchase, in securities in the issuing company’s capital structure that are senior to its common equity, including but not limited to debt securities and preferred securities is not considered to be fundamental by the Fund and can be changed without a vote of Common Shareholders. In addition, the Fund’s policy under normal circumstances of investing at least 70% of its Managed Assets in Adjustable Rate Loans is also non-fundamental and can be changed without a vote of the Shareholders.

The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

The Fund may be subject to certain restrictions imposed by either guidelines of one or more nationally recognized statistical rating organizations (“NRSROs”) that may issue ratings for preferred shares, commercial paper or notes, or, if the Fund borrows from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Fund’s sub-adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. In addition to other considerations, to the extent that the Fund believes that the covenants and guidelines required by the NRSROs or lenders would impede its ability to meet its investment objective, or if the Fund is unable to obtain the rating on preferred shares (expected to be at least AA/Aa), the Fund will not issue preferred shares.

INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Fund’s investment objectives, policies, and techniques that are described in the Prospectus.

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The Fund’s primary investment objective is to achieve a high level of current income. The Fund’s secondary objective is total return.

In pursuing its objective of high current income, the Fund invests in Adjustable Rate Loans and other debt instruments that may involve significant credit risk. As part of its efforts to manage this risk and the potential impact of such risk on the overall value and returns of the Fund’s portfolio, Symphony generally follows a credit management strategy that includes (i) a focus on Senior Loans that are secured by specific assets, (ii) rigorous and on-going bottom-up fundamental analysis of issuers, and (iii) overall portfolio diversification. Symphony will perform its own credit and research analysis of issuers, taking into consideration, among other things, the entity’s financial resources and operating history, its sensitivity to economic conditions and trends, the ability of its management, its debt maturity schedules and borrowing requirements, its anticipated cash flow, interest and asset coverage, and its earnings prospects. Even with these efforts, because of the greater degree of credit risk within the portfolio, the Fund’s net asset value could decline over time. In an effort to help preserve the Fund’s overall capital, Symphony seeks to enhance portfolio value by investing in securities it believes to be undervalued, which, if successful, can mitigate the potential loss of value due to credit events over time.

As a non-fundamental policy, under normal market circumstances, the Fund will invest at least 80% of its Assets (net assets plus any borrowings for investment purposes), at the time of purchase, in securities in the issuing company’s capital structure that are senior to its common equity, including but not limited to debt securities and preferred securities.

As a non-fundamental policy, under normal market circumstances, the Fund invests at least 70% of its Managed Assets (as defined in the Prospectus) in Adjustable Rate Loans.

Adjustable Rate Loans pay interest at rates that are redetermined periodically at short-term intervals by reference to a base lending rate, primarily the London-Interbank offered rate (“LIBOR”) (of any tenor, but typically between one month and six months, and currency), plus a premium. The Fund may invest its Managed Assets without limit in Adjustable Rate Loans and other debt instruments that are, at the time of investment, rated below investment grade or unrated but judged to be of comparable quality. Adjustable Rate Loans are made to U.S. or non-U.S. corporations, partnerships and other business entities (“Borrowers”) that operate in various industries and geographical regions, which may include middle-market companies. As used herein, “middle market” generally refers to companies with annual revenues of approximately $500 million or below. It is anticipated that the proceeds of the Adjustable Rate Loans in which the Fund invests will be used by Borrowers to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings, internal growth and for other business purposes.

The Fund may invest in high yield debt. The high yield debt instruments may have intermediate-term or even long-term durations, but investments in those instruments will not be made in a manner that will cause the Fund’s average portfolio duration (including the effect of leverage) to exceed five years. The Fund may also invest in convertible securities and equity securities.

Substantially all of the Adjustable Rate Loans the Fund likely will invest in are, at the time of investment, rated below investment grade or unrated but judged by the portfolio managers to be of comparable quality. The Fund has no policy limitations on its investments in securities of any credit rating or in defaulted securities. A debt instrument is considered investment grade quality if it is rated within the four highest letter grades (BBB- or Baa3 or better) by at least one NRSRO that rates such instrument (even if it is rated lower by another), or if it is unrated by any NRSRO but judged to be of comparable quality by the portfolio managers. Such debt instruments are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal and are commonly referred to as junk bonds or high yield debt, which implies higher price volatility and default risk than investment grade instruments of comparable terms and duration. See “Risk

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Factors—Issuer Level Risks—Issuer Credit Risk” and “Risk Factors—Issuer Level Risks—Below Investment Grade Risk.” Under normal circumstances, the Fund may invest up to 30% of its Managed Assets in the following securities:

•

(i) other debt securities such as investment and non-investment grade debt securities, fixed rate Senior Loans or subordinated loans, convertible securities and structured notes (other than structured notes that are designed to provide returns and risks that emulate those of Adjustable Rate Loans, which may be treated as an investment in Adjustable Rate Loans for purposes of the 70% test set forth above);

•	(ii) mortgage-related and other asset-backed securities (including collateralized loan obligations and collateralized debt obligations);

•	(iii) debt securities and other instruments issued by government; government-related or supranational issuers (commonly referred to as sovereign debt securities); and

•	(iv) domestic and international equity securities.

Substantially all of the Adjustable Rate Loans the Fund likely will invest in are, at the time of investment, rated below investment grade or unrated but judged by the portfolio managers to be of comparable quality. Investment grade quality securities are those securities that, at the time of investment, are (i) rated by at least one NRSRO within the four highest grades (BBB- or Baa3 or better by Standard & Poor’s Corporation, a division of The McGraw-Hill Companies (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch Ratings (“Fitch”)), or (ii) unrated but judged to be of comparable quality. The Fund may purchase Adjustable Rate Loans and other debt securities that are rated below investment grade or that are unrated but judged to be of comparable quality. See “Risk Factors—Issuer Level Risks—Issuer Credit Risk” and “Risk Factors—Issuer Level Risks—Below Investment Grade Risk” in the Prospectus.

Under normal circumstances:

•

The Fund will invest at least 80% of its Assets (net assets plus any borrowings for investment purposes), at the time of purchase, in securities in the issuing company’s capital structure that are senior to its common equity, including but not limited to debt securities and preferred securities.

•

The Fund maintains an average duration of two years or less for its portfolio investments in Adjustable Rate Loans and other debt instruments. See “The Fund’s Investments—Investment Objective and Policies” in the Prospectus for a description of duration.

•	The Fund will not invest in inverse floating rate securities.

•

The Fund may invest up to 20% of its Managed Assets in securities of non-U.S. issuers (which term for purposes of this Statement of Additional Information includes Borrowers) that are U.S. dollar or non-U.S. dollar denominated. The Fund’s Managed Assets to be invested in Adjustable Rate Loans and other debt instruments of non-U.S. issuers may include debt securities of issuers located, or conducting their business in, emerging markets countries.

•

The Fund may not invest more than 25% of its total assets in securities from an industry which (for the purposes of this Statement of Additional Information) generally refers to the classification of companies in the same or similar lines of business such as the automotive, textiles and apparel, hotels, media production and consumer retailing industries.

The Fund may enter into certain derivative transactions as a hedging technique to protect against potential adverse changes in the market value of portfolio instruments. The Fund also may use derivatives to attempt to protect the net asset value of the Fund, to facilitate the sale of certain portfolio instruments, to manage the Fund’s effective interest rate exposure, and as a temporary substitute for purchasing or selling particular instruments. From time to time, the Fund also may enter into derivative transactions to create investment exposure. Derivative instruments in which the Fund invests are valued at their market values.

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During temporary defensive periods (e.g., times of adverse market, economic or political conditions), including during the period when the net proceeds of the offering of Common Shares are first being invested, the Fund may deviate from its investment policies and objective. During such periods, the Fund may invest up to 100% of its Managed Assets in short-term investments, including high quality, short-term securities, or may invest in short-, intermediate-, or long-term U.S. Treasury securities. There can be no assurance that such strategies will be successful. For a more complete discussion of the Fund’s portfolio composition, see “The Fund’s Investments.”

OVERALL FUND MANAGEMENT

Nuveen Fund Advisors is responsible for the Fund’s overall investment strategy and its implementation, including the use of leverage and hedging. Symphony is responsible for the day-to-day investment operations of the Fund.

Nuveen Fund Advisors oversees Symphony in its management of the Fund’s portfolio. This oversight will include ongoing evaluation of Symphony’s investment performance, quality of investment process and personnel, compliance with Fund and regulatory guidelines, trade allocation and execution, and other factors.

Nuveen Fund Advisors will also oversee the Fund’s use of leverage, and efforts to minimize the costs and mitigate the risks to Common Shareholders associated with using leverage. See “Use of Leverage” and “Hedging Transactions” in the Prospectus and this Statement of Additional Information. This effort may involve making adjustments to investment policies in an attempt to minimize costs and mitigate risks.

SYMPHONY INVESTMENT PHILOSOPHY AND PROCESS

Investment Philosophy. Symphony believes that managing risk, particularly for volatile assets such as Adjustable Rate Loans and other forms of high yield debt, is of paramount importance. Symphony believes that a combination of fundamental credit analysis and valuation information that is available from the equity markets provide a means of identifying what it believes to be superior investment candidates. Additionally, Symphony focuses primarily on liquid securities to ensure that exit strategies remain available under different market conditions.

Investment Process. In identifying Adjustable Rate Loans and other securities for potential purchase, Symphony combines quantitative screening and fundamental and relative value analysis. Symphony evaluates the identified investment candidates for liquidity constraints and favorable capital structures. The investment team then performs rigorous bottom-up fundamental analysis to identify investments with sound industry fundamentals, cash flow sufficiency and asset quality. The final portfolio is constructed using risk management and monitoring systems to ensure proper diversification.

The Fund’s portfolio will be composed principally of the investments described below.

Senior Loans. Senior Loans, as with the other types of securities in which the Fund may invest, are counted for purposes of various other limitations described in this Statement of Additional Information.

Senior Loans, like most other debt obligations, are subject to the risk of default. Default in the payment of interest or principal on a Senior Loan results in a reduction in income to the Fund, a reduction in the value of the Senior Loan and a decrease in the Fund’s net asset value. This decrease in the Fund’s net asset value would be magnified by the Fund’s use of leverage. The risk of default increases in the event of an economic downturn or a substantial increase in interest rates. An increased risk of default could result in a decline in the value of Senior Loans and in the Fund’s net asset value.

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Many Senior Loans in which the Fund may invest may not be rated by an NRSRO, generally will not be registered with the SEC and generally will not be listed on a securities exchange. In addition, the amount of public information available with respect to Senior Loans generally may be less extensive than that available for registered and exchange-listed securities. Economic and other events (whether real or perceived) can reduce the demand for certain Senior Loans or Senior Loans generally, which may reduce market prices and cause the Fund’s net asset value per share to fall. The frequency and magnitude of such changes cannot be predicted. Senior Loans may not be rated at the time that the Fund purchases them. If a Senior Loan is rated at the time of purchase, Symphony may consider the rating when evaluating the Senior Loan but may not view ratings as a determinative factor in investment decisions. As a result, the Fund is more dependent on Symphony’s credit analysis abilities. Because of the protective terms of most Senior Loans, it is possible that the Fund is more likely to recover more of its investment in a defaulted Senior Loan than would be the case for most other types of defaulted debt securities.

In the case of collateralized Senior Loans, there is no assurance that sale of the collateral would raise enough cash to satisfy the Borrower’s payment obligation or that the collateral can or will be liquidated. In the event of bankruptcy, liquidation may not occur and the court may not give lenders the full benefit of their senior positions. If the terms of a Senior Loan do not require the Borrower to pledge additional collateral in the event of a decline in the value of the original collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower’s obligations under the Senior Loan. To the extent that a Senior Loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose all of its value in the event of bankruptcy of the Borrower. Uncollateralized Senior Loans involve a greater risk of loss. Some Senior Loans in which the Fund may invest are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans, such as the Fund, including, under certain circumstances, invalidating such Senior Loans. Lenders commonly have certain obligations pursuant to the loan agreement, which may include the obligation to make additional loans or release collateral in certain circumstances.

The amount of public information with respect to Senior Loans generally may be less extensive than that available for more widely rated, registered and exchange-listed securities. Economic and other events (whether real or perceived) can reduce the demand for certain Senior Loans or Senior Loans generally, which may reduce market prices and cause the Fund’s net asset value per share to fall. The frequency and magnitude of such changes cannot be predicted. In addition, there is no minimum rating or other independent evaluation of a Borrower or its securities limiting the Fund’s investments. Symphony may rely exclusively or primarily on its own evaluation of Borrower credit quality in selecting Senior Loans for purchase. As a result, the Fund is particularly dependent on the analytical abilities of Symphony.

No active trading market currently exists for some of the Senior Loans in which the Fund may invest and, thus, those loans may be illiquid. Liquidity relates to the ability of the Fund to sell an investment in a timely manner at a price approximately equal to its value on the Fund’s books. The illiquidity of some Senior Loans may impair the Fund’s ability to realize the full value of its assets in the event of a voluntary or involuntary liquidation of such assets. Because of the lack of an active trading market, illiquid securities are also difficult to value and prices provided by external pricing services may not reflect the true fair value of the securities. The risks of illiquidity are particularly important when the Fund’s operations require cash, and may in certain circumstances require that the Fund sell other investments or borrow to meet short-term cash requirements. To the extent that a secondary market does exist for certain Senior Loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The market for Senior Loans could be disrupted in the event of an economic downturn or a substantial increase or decrease in interest rates. This could result in increased volatility in the market and in the Fund’s net asset value and market price per share.

If legislation or state or federal regulators impose additional requirements or restrictions on the ability of financial institutions to make loans that are considered highly leveraged transactions, the availability of Senior

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Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers. This would increase the risk of default. If legislation or federal or state regulators require financial institutions to dispose of Senior Loans that are considered highly leveraged transactions or subject such Senior Loans to increased regulatory scrutiny, financial institutions may determine to sell such Senior Loans. Such sales could result in prices that, in the opinion of Symphony, do not represent fair value. If the Fund attempts to sell a Senior Loan at a time when a financial institution is engaging in such a sale, the price the Fund could get for the Senior Loan may be adversely affected.

Any lender, which could include the Fund, is subject to the risk that a court could find the lender liable for damages in a claim by a Borrower arising under the common laws of tort or contracts or anti-fraud provisions of certain securities laws for actions taken or omitted to be taken by the lenders under the relevant terms of a loan agreement or in connection with actions with respect to the collateral underlying the Senior Loan. The Fund may purchase participations in Senior Loans. By purchasing a participation interest in a loan, the Fund acquires some or all of the interest of a bank or other financial institution in a loan to a corporate Borrower. Under a participation, the Fund generally will have rights that are more limited than the rights of lenders or of persons who acquire a Senior Loan by assignment. In a participation, the Fund typically has a contractual relationship with the lender selling the participation, but not with the Borrower. As a result, the Fund assumes the credit risk of the lender selling the participation in addition to the credit risk of the Borrower. In the event of insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not have a senior claim to the lenders’ interest in the Senior Loan. A lender selling a participation and other persons interpositioned between the lender and the Fund with respect to participations will likely conduct their principal business activities in the banking, finance and financial services industries.

The Fund may purchase and retain in its portfolio Senior Loans where the Borrowers have experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income as well as capital appreciation. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Senior Loan.

Adjustable Rate Subordinated Loans. The subordinated loans in which the Fund may invest are typically privately-negotiated investments that rank subordinate in priority of payment to senior debt, such as Senior Loans, and are often unsecured. However, such subordinated loans rank senior to common and preferred equity in a Borrower’s capital structure. Subordinated loans may have elements of both debt and equity instruments, offering fixed or adjustable rates of return in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a Borrower, if any, through an equity interest. This equity interest may take the form of warrants or direct equity investments which will be in conjunction with the subordinated loans. Due to their higher risk profile and often less restrictive covenants as compared to Senior Loans, subordinated loans generally earn a higher return than secured Senior Loans. The warrants associated with subordinated loans are typically detachable, which allows lenders the opportunity to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the Borrower. Subordinated loans also may include a “put” feature, which permits the holder to sell its equity interest back to the Borrower at a price determined through an agreed formula. Symphony believes that subordinated loans offer an attractive investment opportunity based upon their historic returns and performance during economic downturns.

The Fund invests in subordinated loans that are primarily unsecured and that provide for relatively high, adjustable rates of interest, providing the Fund with significant current interest income. The subordinated loans in which the Fund may invest may have interest-only payments in the early years, with amortization of principal deferred to the later years of the subordinated loans. In some cases, the Fund may acquire subordinated loans that, by their terms, convert into equity or additional debt securities or defer payments of interest for the first few

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years after issuance. Also, in some cases the subordinated loans in which the Fund may invest will be collateralized by a subordinated lien on some or all of the assets of the Borrower. Typically, subordinated loans in which the Fund may invest will have maturities of four to eight years.

The subordinated loan industry is highly specialized and the Fund will rely on Symphony and its employees’ expertise in sourcing, evaluating, structuring, documenting and monitoring such investments by the Fund.

Certain Structured Notes. The Fund invests in structured notes (as defined below) that are designed to provide returns and risks that emulate those of Adjustable Rate Loans, the Fund may treat the value of (or, if applicable, the notional amount of) such investment as an investment in Adjustable Rate Loans for purposes of determining compliance with the requirement set forth above that at least 70% of the Fund’s Managed Assets be invested under normal market circumstances in Adjustable Rate Loans.

The Fund acting as Original Lender, Sole Lender and/or Agent. The Fund, in connection with its investments in senior and subordinated loans, particularly those made to middle-market companies, may act as one of the group of lenders originating a loan (“Originating Lender”), may purchase the entire amount of a particular loan (“Sole Lender”), and may act as Agent in the negotiation of the terms of a loan and in the formation of a group of investors in a Borrower’s loan.

The Fund as Originating Lender or Sole Lender. When the Fund acts as an Originating Lender or Sole Lender it will generally participate in structuring the loan, and may share in an origination fee paid by the Borrower. When the Fund is an Originating Lender or Sole Lender it will generally have a direct contractual relationship with the Borrower, may enforce compliance by the Borrower with the terms of the loan agreement. As Sole Lender the Fund generally also would have full voting and consent rights under the applicable loan agreement.

The Fund as Agent. Acting in the capacity of an Agent with respect to a loan may subject the Fund to certain risks in addition to those associated with the Fund’s role as a lender. In consideration of such risks, the Fund invests no more than 20% of its total assets in Adjustable Rate Loans in which it acts as an Agent or co-Agent and the size of any such individual Senior Loan will not exceed 5% of the Fund’s total assets. See “Risk Factors—Security Level Risks—Senior Loan Agent Risk.”

The Fund’s ability to receive fee income is constrained by certain requirements for qualifying as a regulated investment company under the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”). The Fund intends to comply with those requirements and may limit its investments in loans in which it acts as Originating Lender, Sole Lender or Agent in order to do so.

Other Investments. The Fund may invest in fixed or floating rate debt instruments and other securities as described below:

High Yield Debt Securities. High yield and comparable unrated debt securities (also known as “junk” bonds) are typically issued by companies without long track records of sales and earnings, or by companies that have questionable credit strength. These securities: (a) will likely have some quality and protective characteristics that, in the judgment of the NRSRO, are outweighed by large uncertainties or major risk exposures to adverse conditions; and (b) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The yields on high yield and comparable unrated debt securities generally are higher than the yields available on investment-grade debt securities. However, investments in these securities generally involve greater volatility of price and risk of loss of income and principal, including the possibility of default by or insolvency of the issuers of such securities. Since the risk of default is higher for high yield and comparable unrated debt securities, the Fund will try to minimize the risks inherent in investing in these securities by engaging in credit analysis, diversification, and attention to current

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developments and trends affecting interest rates and economic conditions. The Fund will attempt to identify those issuers of high yield and comparable unrated debt securities with a financial condition that is adequate to meet future obligations, has improved, or is expected to improve in the future. Accordingly, with respect to these types of securities, the Fund may be more dependent on credit analysis than is the case for higher quality bonds.

The market values of certain high yield and comparable unrated debt securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, issuers of these securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because high yield and comparable unrated debt securities generally are unsecured and frequently are subordinated to senior indebtedness. The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on such securities. The existence of limited markets for these securities may diminish the Fund’s ability to: (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value; and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

An economic recession could severely disrupt the market for such securities and adversely affect the value of such securities. Any such economic downturn also could severely and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon. Because certain high yield and comparable unrated debt securities may be issued by non-U.S. companies, some of which may be located in emerging markets countries, there are certain additional risks associated with such investments. See “Non-U.S. Securities.”

Other Corporate Debt Instruments. Corporate debt instruments generally are used by corporations to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain debt instruments are “perpetual” in that they have no maturity date and some may be convertible into equity securities of the issuer or its affiliates. The Fund may invest in debt instruments of any quality and such debt instruments may be secured or unsecured. In addition, certain debt instruments in which the Fund may invest may be subordinated to the payment of an issuer’s senior debt.

Derivatives; Structured Notes. The Fund may use derivatives, structured notes and similar instruments (referred to collectively as “structured notes”) for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations, swap agreements or economically equivalent instruments where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities or loans, an index of securities or loans, or specified interest rates, or the differential performance of two assets or markets. Structured notes may be issued by corporations, including banks, as well as by governmental agencies. Structured notes frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. The terms of such structured notes normally provide that their principal and/or interest payments are to be adjusted upwards or index while the structured notes are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of the multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. Symphony may utilize structured notes for investment purposes and also for risk management purposes, such as to reduce the duration and interest rate sensitivity of the Fund’s portfolio. While structured notes may offer the potential for a favorable rate of return from time to time, they also entail certain risks. Structured notes may be less liquid than other debt securities, and the price of structured notes may be more volatile. In some cases, depending on the terms of the embedded index, a structured note may provide that the principal and/or interest payments may be adjusted below zero. Structured notes also may involve significant credit risk and risk of default by the counterparty. Although structured notes are not necessarily illiquid, Nuveen Fund Advisors believes that

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currently most structured notes are illiquid. Like other sophisticated strategies, the Fund’s use of structured notes may not work as intended. If the value of the embedded index changes in a manner other than that expected by Symphony, principal and/or interest payments received on the structured notes may be substantially less than expected. Also, if Symphony uses structured notes to reduce the duration of the Fund’s portfolio, this may limit the Fund’s return when having a longer duration of the Fund’s portfolio, this may limit the Fund’s return when having a longer duration would be beneficial (for instance, when interest rates decline).

Below Investment Grade Securities. Investments in below investment grade securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. Issuers of below investment grade securities may be highly leveraged and may not have available to them more traditional methods of financing. Securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. In addition, analysis of the creditworthiness of issuers of below investment grade securities may be more complex than for issuers of higher quality securities. Below investment grade securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in lower-grade security prices because the advent of a recession could lessen the ability of an issuer to make principal and interest payments on its debt obligations. If an issuer of below investment grade securities defaults, in addition to risking payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. In the case of below investment grade securities structured as zero coupon or payment-in-kind securities, their market prices will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest currently and in cash. Symphony seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular security. There are fewer dealers in the market for below investment grade securities than for investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and ask price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund’s net asset value.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of below investment grade securities, especially in a thinly traded market. When secondary markets for below investment grade securities are less liquid than the market for investment grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling its portfolio securities. The Fund will be more dependent on Symphony’s research and analysis when investing in below investment grade securities. Symphony seeks to minimize the risks of investing in all securities through in-depth credit analysis and attention to current developments in interest rates and market conditions.

A general description of the ratings of securities by Moody’s, S&P and Fitch is set forth in Appendix B to this Statement of Additional Information. The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of the securities they rate. It should be emphasized, however, that ratings are general and are not

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absolute standards of quality. Consequently, in the case of debt obligations, certain debt obligations with the same maturity, coupon and rating may have different yields while debt obligations with the same maturity and coupon with different ratings may have the same yield. For these reasons, the use of credit ratings as the sole method of evaluating lower-grade securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of lower-grade securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated.

The Sub-Adviser does not rely solely on credit ratings when selecting securities for the Fund, and develops its own independent analysis of issuer credit quality.

The Fund’s credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency or Symphony downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, Symphony may consider such factors as its assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. However, analysis of the creditworthiness of issuers of below investment grade securities may be more complex than for issuers of higher quality debt securities.

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred securities or other securities that may be converted or exchanged (by the holder or the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (“conversion price”). Convertible securities have general characteristics similar to both debt securities and common stocks. The interest paid on convertible securities may be fixed or floating rate. Floating rate convertible securities may specify an interest rate or rates that are conditioned upon changes to the market price of the underlying common stock. Convertible securities also may be issued in zero coupon form with an original issue discount. See “Other Investment Policies and Techniques—Zero Coupon and Payment-In-Kind Securities.” Although to a lesser extent than with debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, will also react to variations in the general market for common stocks. Depending upon the relationship of the conversion price to the market value of the underlying common stock, a convertible security may trade more like a common stock than a debt instrument. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations and can provide for a stable stream of income with generally higher yields than common stocks. However, convertible securities fall below debt obligations of the same issuer in order of preference or priority in the event of a liquidation, and are typically unrated or rated lower than such debt obligations. In addition, contingent payment convertible securities allow the issuer to claim deductions based on its nonconvertible cost of debt which generally will result in deductions in excess of the actual cash payments made on the securities (and accordingly, holders will recognize income in amounts in excess of the cash payments received). There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. The convertible securities in which the Fund may invest may be below investment grade quality.

Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar credit quality because of the potential for capital appreciation. A convertible security, in addition to providing current income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from any increases in the market price of the underlying common stock. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities.

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The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” The investment value of the convertible security typically will fluctuate based on the credit quality of the issuer and will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock, and will therefore be subject to risks relating to the activities of the issuer and/or general market and economic conditions. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument.

If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

Mandatory convertible securities are distinguished as a subset of convertible securities because the conversion is not optional and the conversion price at maturity (or redemption) is based solely upon the market price of the underlying common stock, which may be significantly less than par or the price (above or below par) paid. Mandatory convertible securities may be called for conversion by the issuer after a particular date and under certain circumstances (including at specified price) established upon its issuance. For these reasons, the risks associated with the investing in mandatory convertible securities most closely resemble the risks inherent in common stocks. Mandatory convertible securities customarily pay a higher coupon yield to compensate for the potential risk of additional price volatility and loss upon redemption. Since the correlation of common stock risk increases as the security approaches its redemption date, there can be no assurance that the higher coupon will compensate for the potential loss. If a mandatory convertible security is called for conversion, the Fund will be required to either convert it into the underlying common stock or sell it to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objective. Convertible securities generally offer lower interest or dividend yields than non-convertible fixed-income securities of similar credit quality because of the potential for capital appreciation. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security’s market value also tends to reflect the market price of the common stock of the issuing company, particularly when the stock price is greater than the convertible security’s conversion price. The conversion price is defined as the predetermined price or exchange ratio at which the convertible security can be converted or exchanged for the underlying common stock. As the market price of the underlying common stock declines below the conversion price, the price of the convertible security tends to be increasingly influenced more by the yield of the convertible security than by the market price of the underlying common stock.

U.S. Government Securities. U.S. Government securities include (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one year to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by any of the following: (i) the full faith and credit of the U.S. Treasury, (ii) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (iii) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or (iv) the credit of the agency or instrumentality. The Fund also may invest in any other security or agreement collateralized or otherwise secured by U.S. Government securities. Agencies and instrumentalities of the U.S. Government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, FHLMC,

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FNMA, GNMA, Student Loan Marketing Association, United States Postal Service, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. Government. Because the U.S. Government generally is not obligated to provide support to its instrumentalities, the Fund invests in obligations issued by these instrumentalities only if Symphony determines that the credit risk with respect to such obligations is minimal.

The principal of and/or interest on certain U.S. Government securities which may be purchased by the Fund could be (i) payable in non-U.S. currencies rather than U.S. dollars or (b) increased or diminished as a result of changes in the value of the U.S. dollar relative to the value of non-U.S. currencies. The value of such portfolio securities may be affected favorably by changes in the exchange rate between foreign currencies and the U.S. dollar. Mortgage-Related and Asset-Backed Securities. Mortgage-related securities are debt instruments that provide periodic payments consisting of interest and/or principal that are derived from or related to payments of interest and/or principal on underlying mortgages. Additional payments on mortgage-related securities may be made out of unscheduled prepayments of principal resulting from the sale of the underlying property, or from refinancing or foreclosure, net of fees or costs that may be incurred. The mortgage-related securities in which the Fund invests will typically pay variable rates of interest, although the Fund may invest in fixed-rate obligations as well.

The Fund may invest in certain asset-backed securities as discussed below. Asset-backed securities are payment claims that are securitized in the form of negotiable paper that is issued by a financing company (generally called a Special Purpose Vehicle or “SPV”). These securitized payment claims are, as a rule, corporate financial assets brought into a pool according to specific diversification rules. The SPV is a company founded solely for the purpose of securitizing these claims and its only asset is the risk arising out of this diversified asset pool. On this basis, marketable securities are issued which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV takes place at maturity out of the cash flow generated by the collected claims.

A collateralized loan obligation (“CLO”) is a structured credit security issued by an SPV that was created to reapportion the risk and return characteristics of a pool of assets. The assets, typically Senior Loans, are used as collateral supporting the various debt tranches issued by the SPV. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of CLO holders, thereby creating a series of obligations with varying rates and maturities appealing to a wide range of investors. CLOs generally are secured by an assignment to a trustee under an indenture pursuant to which the bonds are issued of collateral consisting of a pool of debt instruments, usually, non-investment grade bank loans. Payments with respect to the underlying debt securities generally are made to the trustee under the indenture. CLOs are designed to be retired as the underlying debt instruments are repaid. In the event of sufficient early prepayments on such debt instruments, the class or series of CLO first to mature generally will be retired prior to maturity. Therefore, although in most cases the issuer of CLOs will not supply additional collateral in the event of such prepayments, there will be sufficient collateral to secure their priority with respect to other CLO tranches that remain outstanding. The credit quality of these securities depends primarily upon the quality of the underlying assets, their priority with respect to other CLO tranches and the level of credit support and/or enhancement provided.

The underlying assets (e.g., loans) are subject to prepayments which shorten the securities’ weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or fund providing the credit support or enhancement.

The Fund also may invest in collateralized debt obligations (“CDOs”). A CDO is a structured credit security issued by an SPV that was created to reapportion the risk and return characteristics of a pool of assets. The assets, typically non-investment grade bonds, leveraged loans, and other asset-backed obligations, are used as collateral supporting the various debt and equity tranches issued by the SPV. CDOs operate similarly to CLOs and are subject to the same inherent risks.

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Generally, rising interest rates tend to extend the duration of fixed-rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-related securities held by the Fund may exhibit additional volatility. This is known as extension risk. Symphony expects that the Fund will focus its mortgage-related investments principally in adjustable rate mortgage-related and other asset-backed securities, which should minimize the Fund’s overall sensitivity to interest rate volatility and extension risk. However, because interest rates on most adjustable rate mortgage-related and other asset-backed securities typically only reset periodically (e.g., monthly or quarterly), changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuation in the market value of these securities, including declines in market value as interest rates rise. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. This can reduce the Fund’s returns because the Fund may have to reinvest that money at lower prevailing interest rates. Below investment grade securities frequently have call features that allow an issuer to redeem a security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (commonly referred to as call protection). An issuer may redeem a lower grade security if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. Adjustable Rate Loans typically have no such call protection. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be increased. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Debtor-In-Possession Financings. The Fund may invest in debtor-in-possession financings (commonly called “DIP financings”). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under chapter 11 of the U.S. Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under chapter 11. Such financings are senior liens on unencumbered security (i.e., security not subject to other creditors’ claims). There is a risk that the entity will not emerge from chapter 11 and be forced to liquidate its assets under chapter 7 of the Bankruptcy Code. In such event, the Fund’s only recourse will be against the property securing the DIP financing.

Commercial Paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Warrants and Equity Securities. Investments in warrants and equity securities entail certain risks in addition to those associated with investments in Adjustable Rate Loans or other debt instruments. The value of warrants and equity securities may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the Fund’s net asset value. The Fund may possess material non-public information about an issuer as a result of its ownership of an Adjustable Rate Loan or other debt instrument of such issuer. Because of prohibitions on trading in securities of issuers while in possession of such information the Fund might be unable to enter into a transaction in a security of such an issuer when it would otherwise be advantageous to do so.

Common Stocks. The Fund may acquire common stocks and other equity securities. Common stocks generally represent an ownership interest in an issuer, without preference over any other class of securities, including such issuer’s fixed income securities and senior equity securities. Dividend payments generally are not guaranteed and so may be discontinued by the issuer at its discretion or because of the issuer’s inability to satisfy its liabilities. Further, an issuer’s history of paying dividends does not guarantee that it will continue to pay dividends in the future. In addition to dividends, under certain circumstances the Fund may benefit from capital appreciation of an issuer’s common stock.

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OTHER INVESTMENT POLICIES AND TECHNIQUES

Repurchase Agreements

As temporary investments, the Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of Symphony, present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. Symphony will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, Symphony will demand additional collateral from the issuer to increase Symphony of the collateral to at least that of the repurchase price, including interest.

Sovereign Debt Securities

The Fund may invest in debt securities and other instruments that are issued by, or that are related to, government, government-related and supranational issuers, including those located, or conducting their business, in emerging markets countries.

The ability of a non-U.S. sovereign issuer, especially in an emerging market country, to make timely and ultimate payments on its debt obligations will be strongly influenced by the sovereign issuer’s balance of payments, including export performance, its access to international credits and investments, fluctuations of interest rate and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its export in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a sovereign issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multinational organizations. There may be no bankruptcy proceedings similar to those in the U.S. by which defaulted interest may be collected.

Additional factors that may influence the ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability or sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government’s policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies to which a government debtor may be subject. The Fund may invest in debt securities issued by issuers located, or conducting their business in, emerging market countries, and investments in such debt securities are particularly speculative. Heightened risks of investing in emerging markets sovereign debt include:

•	Risk of default by a governmental issuer or guarantor. In the event of a default, the Fund may have limited legal recourse against the issuer and/or guarantor.

•

Risk of restructuring certain debt obligations. This may include reducing and rescheduling interest and principal payments or requiring lenders to extend additional credit, which may adversely affect the value of these investments.

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In addition, risks of investing in emerging markets securities include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity, significant price volatility, restrictions on foreign investment, and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging markets countries.

Securities Issued by Non-U.S. Issuers

The Fund may invest up to 20% of its Managed Assets in securities of non-U.S. issuers that are U.S. dollar or non-U.S. dollar denominated. The Fund may invest in any region of the world and invest in companies operating in developed countries such as Canada, Japan, Australia, New Zealand and most Western European countries. As used in this Statement of Additional Information, an “emerging market” country is any country determined to have an emerging markets economy, considering, among other things, factors such as whether the country has a low-to-middle income economy according to the World Bank or its related organizations, the country’s credit rating, its political and economic stability and the development of its financial and capital markets. These countries generally include countries located in Latin America, the Caribbean, Asia, Africa, the Middle East and Eastern and Central Europe. Securities of non-U.S. issuers include ADRs, Global Depositary Receipts (GDRs) or other securities representing underlying shares of non-U.S. issuers. Positions in those securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. GDRs are U.S. dollar- denominated receipts evidencing ownership of non-U.S. securities. Generally, ADRs, in registered form, are designed for the U.S. securities markets and GDRs, in bearer form, are designed for use in non-U.S. securities markets. The Fund may invest in sponsored or unsponsored ADRs. In the case of an unsponsored ADR, the Fund is likely to bear its proportionate share of the expenses of the depository and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored ADR.

Investors should understand and consider carefully the risks involved in investing in securities of non-U.S. issuers. Investing in securities of non-U.S. issuers involves certain considerations comprising both risks and opportunities not typically associated with investing in securities of U.S. issuers. These considerations include: (i) less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile, meaning that, in a changing market, Symphony may not be able to sell the Fund’s portfolio securities at times, in amounts or at prices it considers reasonable; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic developments may adversely affect the securities markets; (vi) withholding and other non-U.S. taxes may decrease the Fund’s return; (vii) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and/or interest to investors located outside the U.S. due to blockage of foreign currency exchanges or otherwise; and (viii) possible seizure, expropriation or nationalization of the company or its assets. These risks are more pronounced to the extent that the Fund invests a significant amount of its investments in issuers located in one region and to the extent that the Fund invests in securities of issuers in emerging markets. Although the Fund may hedge its exposure to certain of these risks, including the foreign currency exchange rate risk, there can be no assurance that the Fund will enter into hedging transactions at any time or at times or under circumstances in which it might be advisable to do so.

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Debt Obligations of Non-U.S. Governments. An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. currency reserves, the availability of sufficient non-U.S. currency, the relative size of the debt service burden, the sovereign debtor’s policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

Eurodollar Instruments and Yankee Bonds. The Fund may invest in Eurodollar instruments and Yankee bonds. Yankee bonds are U.S. dollar denominated bonds typically issued in the U.S. by non-U.S. governments and their agencies and non-U.S. banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, non-U.S. withholding or other taxes, seizure of non-U.S. deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

Zero Coupon and Payment-In-Kind Securities

The Fund’s investments in debt securities may be in the form of a zero coupon bond. Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest for the entire life of the obligation. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. Payment-in-kind securities (“PIKs”) pay dividends or interest in the form of additional securities of the issuer, rather than in cash. Each of these instruments is typically issued and traded at a deep discount from its face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero coupon bonds and PIKs generally are more volatile than the market prices of debt instruments that pay interest currently and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and credit quality. In order to qualify for treatment as a “regulated investment company” under the Internal Revenue Code, the Fund must distribute for each year at least 90% of its net investment income, including the original issue discount accrued on zero coupon bonds and PIKs. Because the Fund will not on a current basis receive cash payments from the issuer of these securities in respect of any accrued original issue discount, in some years the Fund may have to distribute cash obtained from selling portfolio holdings of the Fund in order to avoid unfavorable tax consequences. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell securities at such time. Under many market conditions, investments in zero coupon bonds and PIKs may be illiquid, making it difficult for the Fund to dispose of them or determine their current value.

When-Issued and Delayed Delivery Transactions

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15-45 days of the trade date. On such transactions the payment obligation

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and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date the Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under rules of the Commission to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value at all times of at least equal to the amount of any delayed payment commitment. The Fund may enter into contracts to purchase securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within sixty days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and at the time of delivery the market value may be less than their cost.

Illiquid Securities

The Fund may invest up to 50% of its Managed Assets in securities and other instruments that, at the time of investment, are illiquid (i.e., securities that are not readily marketable). For this purpose, illiquid securities may include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the 1933 Act, that are deemed to be illiquid, and certain repurchase agreements. The privately negotiated subordinated loans to middle-market companies in which the Fund may invest are likely to be illiquid. The Board of Trustees or its delegate has the ultimate authority to determine which securities are liquid or illiquid for purposes of this limitation. The Board of Trustees has delegated to Symphony the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. No definitive liquidity criteria are used. The Board of Trustees has directed Symphony when making liquidity determinations to look for such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the Issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other relevant factors.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 50% of the value of its Managed Assets is invested in illiquid securities, including restricted securities that are not readily marketable, the Fund will take such steps as are deemed advisable, if any, to protect liquidity.

Short-Term/Long-Term Debt Securities; Temporary Defensive Position

During temporary defensive periods (e.g., times of adverse market, economic or political conditions), the Fund may invest up to 100% of its Managed Assets in cash equivalents and investment grade debt securities, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. In such a case, the Fund may not pursue or achieve its investment objective. These investments are defined to include, without limitation, the following:

(1)

U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal

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Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2)	Certificates of Deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

(3)	Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. For cash management purposes, the Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Adviser monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4)	Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. Symphony will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a NRSRO and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

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Other Investment Companies

The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies that invest primarily in securities of the types in which the Fund may invest directly. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in securities of the types in which the Fund may invest directly. The Fund generally expects that it may invest in other investment companies and/or other pooled investment vehicles either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of a large purchase of Common Shares, preferred shares and/or Borrowings, or during periods when there is a shortage of attractive securities of the types in which the Fund may invest in directly available in the market. The Fund may invest in investment companies that are advised by Nuveen Fund Advisors or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. As an investor in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. Symphony will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available securities of the types in which the Fund may invest directly. In addition, the securities of other investment companies also may be leveraged and therefore will be subject to the same leverage risks described herein. As described in the section entitled “Risk Factors” in the Prospectus, the net asset value and market value of leveraged Common Shares will be more volatile and the yield to Common Shareholders will tend to fluctuate more than the yield generated by unleveraged shares. The Fund will treat its investments in such investment companies as investments in Adjustable Rate Loans for all purposes, such as for purposes of determining compliance with the requirement set forth above that at least 70% of the Fund’s Managed Assets be invested under normal market circumstances in Adjustable Rate Loans. The Fund will consider the concentration of underlying investment companies when determining compliance with its own concentration policy.

Preferred Securities

The Fund may invest up to 5% of its Managed Assets in preferred securities. Preferred securities, which generally pay fixed or adjustable rate dividends or interest to investors, have preference over common stock in the payment of dividends or interest and the liquidation of a company’s assets, which means that a company typically must pay dividends or interest on its preferred securities before paying any dividends on its common stock. On the other hand, preferred securities are junior to all forms of the company’s debt, including both senior and subordinated debt. Because of their subordinated position in the capital structure of an issuer, the ability to defer dividend or interest payments for extended periods of time without triggering a default from legal action and certain other features, preferred securities are often treated as equity-like instruments by both issuers and investors, as their quality and value are heavily dependent on the profitability and cash flows of the issuer rather than on any legal claims to specific assets.

Contingent Capital Securities

The Fund may invest [up to 5% of its Managed Assets] in Contingent Capital Securities (“CoCos”). CoCos are hybrid preferred or debt securities, issued primarily by non-U.S. financial institutions, which have loss absorption mechanisms benefitting the issuer built into their terms. CoCos generally provide for mandatory conversion into the common stock of the issuer or a write-down of the principal amount or value of the CoCo upon the occurrence of certain “triggers.” These triggers are generally linked to regulatory capital thresholds or regulatory actions calling into question the issuing banking institution’s continued viability as a going-concern. Equity conversion or principal write-down features are tailored to the issuer and its regulatory requirements and, unlike traditional convertible securities, conversions are not voluntary. In the event of a conversion, the market price of the issuer’s common stock received by the fund likely would have declined, perhaps substantially, and might continue to decline. Further, the issuer’s common stock would be subordinate to the issuer’s other classes

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of securities. A principal write down could result in the fund losing all or a portion of its investment. For some CoCos, coupon payments are entirely discretionary and may be cancelled by the issuer at any time, for any reason, and for any length of time.

Lending of Portfolio Securities

The Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash, U.S. Government securities and/or irrevocable letters of credit issued by a bank, maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the Issuer on the securities loaned through payments from the borrower. The Fund would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund must receive reasonable interest on the loan, and any increase in market value. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging these loans. The Fund may pay only reasonable custodian fees in connection with the loan. The Fund’s lending of its securities is subject to the continuing 300% asset coverage of Section 18(a) of the 1940 Act. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in Symphony’s judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

Portfolio Trading and Turnover Rate

Portfolio trading may be undertaken to accomplish the investment objective of the Fund in relation to actual and anticipated movements in interest rates. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what Symphony believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain securities may cause a temporarily low price for such securities, as compared with other securities of like quality and characteristics. A security may also be sold when Symphony anticipates a change in the price of such security, Symphony believes the price of a security has reached or is near a realistic maximum, or there are other securities that Symphony believes are more attractive given the Fund’s investment objective. The Fund may also engage to a limited extent in short-term trading consistent with its investment objective. Securities may be sold in anticipation of a market decline or purchased in anticipation of a market rise and later sold, but the Fund will not engage in trading solely to recognize a gain. Subject to the foregoing, the Fund will attempt to achieve its investment objective by prudent selection of securities with a view to holding them for investment. While there can be no assurance thereof, the Fund anticipates that its annual portfolio turnover rate will generally not exceed 50%. However, the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. Therefore, depending upon market conditions, the annual portfolio turnover rate of the Fund may exceed 50% in particular years. A higher portfolio turnover rate would result in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income.

For the fiscal year ended July 31, 2017, the Fund’s portfolio turnover rate was 46%.

For the six months ended January 31, 2018, the Fund’s portfolio turnover rate was 35%.

Interest Rate Transactions

The Fund expects that the Fund’s portfolio investments in Adjustable Rate Loans and other adjustable rate debt instruments in which the Fund may invest will serve as a hedge against the risk that Common Share net income and/or returns may decrease due to rising market dividend or interest rates on any preferred shares or

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Borrowings. If market conditions are deemed favorable, the Fund also may enter into interest rate swap or cap transactions to attempt to protect itself from such interest rate risk on the remaining amount of any outstanding preferred shares and/or Borrowings. Interest rate swaps involve the Fund’s agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty agreeing to pay the Fund a payment at a variable rate that is expected to approximate the rate on the Fund’s variable rate payment obligation on Borrowings or any variable rate preferred shares. The payment obligations would be based on the notional amount of the swap. The Fund may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. The Fund would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on Common Share net earnings as a result of leverage.

Because Adjustable Rate Loans and other adjustable rate debt instruments in which the Fund may invest and the Fund’s preferred shares and Borrowings generally pay interest or dividends based on short-term market interest rates, the Fund’s investments in Adjustable Rate Loans and other adjustable rate debt instruments may potentially offset the leverage risks borne by the Fund relating to the fluctuations on Common Share income due to variations in the preferred share dividend rate and/or the interest rate on Borrowings. The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to maintain in a segregated account with its custodian cash or liquid securities having a value at least equal to the Fund’s net payment obligations under any swap transaction, marked-to-market daily.

The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund’s use of interest rate swaps or caps could enhance or harm the overall performance on the Common Shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the Common Shares. In addition, if short-term interest rates are lower than the Fund’s fixed rate of payment on the interest rate swap, the swap will reduce Common Share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance Common Share net earnings. Buying interest rate caps could enhance the performance of the Common Shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the Common Shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement. The Fund will not enter into interest rate swap or cap transactions in an aggregate notional amount that exceeds the remainder of the outstanding amount of the Fund’s leverage, less the amount of Adjustable Rate Loans in the Fund’s portfolio. The Fund has no current intention of selling an interest rate swap or cap. The Fund will monitor its interest rate swap and cap transactions with a view to insuring that it remains in compliance with all applicable tax requirements.

Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the interest payments on Borrowings or dividend payments on the preferred shares. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the Common Shares. Although this will not guarantee that the counterparty does not default, the Fund will not enter into an interest rate swap or cap transaction with any counter-party that Nuveen Fund Advisors believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, Nuveen Fund Advisors will continually monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Fund’s investments.

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In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Fund’s Common Shares. The Fund may choose or be required to prepay any Borrowings or redeem some or all of the preferred shares. This redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund.

SEGREGATION OF ASSETS

As a closed-end investment company registered with the SEC, the Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various interpretive provisions of the SEC and its staff. In accordance with these laws, rules and positions, the Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC or staff-approved measures, to “cover” open positions with respect to certain kinds of derivatives instruments. In the case of forward currency contracts that are not contractually required to cash settle, for example, the Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open. With respect to forward currency contracts that are contractually required to cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

To the extent that the Fund uses its assets to cover its obligations as required by the 1940 Act, the rules thereunder, and applicable positions of the SEC and its staff, such assets may not be used to cover other obligations. As a result of their segregation, such assets may not be used for other operational purposes. NFALLC will monitor the Fund’s use of derivatives and will take action as necessary for the purpose of complying with the asset segregation policy stated above. Such actions may include the sale of the Fund’s portfolio investments.

HEDGING TRANSACTIONS

As a non-fundamental policy that can be changed by the Board of Trustees, the use of derivatives and other transactions for purposes of hedging the portfolio will be restricted to reducing the portfolio’s exposure to lower grade credit risk, foreign currency exchange rate risk and the risk of increases in interest rates. The specific derivative instruments to be used, or other transactions to be entered into, for hedging purposes may include the purchase or sale of futures contracts on securities, credit-linked notes, securities indices, other indices or other financial instruments; options on futures contracts; exchange-traded and over-the-counter options on securities or indices; index-linked securities; swaps; and currency exchange transactions. Some, but not all, of the derivative instruments may be traded and listed on an exchange. The positions in derivatives will be marked-to-market daily at the closing price established on the relevant exchange or at a fair value.

There may be an imperfect correlation between changes in the value of the Fund’s portfolio holdings and hedging positions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, the Fund’s success in using hedging instruments is subject to Symphony’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors, and there can be no assurance that Symphony’s judgment in this respect will be correct. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings. In addition, there can be no assurance that the Fund will enter into hedging or other transactions at times or under circumstances in which it would be advisable to do so. See “Hedging Transactions” in the Prospectus.

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Short Sales. The Fund may make short sales of securities if, at all times when a short position is open, the Fund owns at least an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short. This technique is called selling short “against the box.”

In a short sale, the Fund will not deliver from its portfolio the securities sold and will not receive immediately the proceeds from the sale. Instead, the Fund will borrow the securities sold short from a broker-dealer through which the short sale is executed and the broker-dealer will deliver such securities, on behalf of the Fund, to the purchaser of such securities. Such broker-dealer will be entitled to retain the proceeds from the short sale until the Fund delivers to such broker-dealer the securities sold short. In addition, the Fund will be required to pay the broker-dealer the amount of any dividends paid on shares sold short. Finally, to secure its obligation to deliver to such broker-dealer the securities sold short, the Fund must deposit and continuously maintain in a separate account with its custodian an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities without the payment of additional consideration. The Fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold, at which time the Fund will receive the proceeds of the sale. Because the Fund ordinarily will want to continue to hold securities in its portfolio that are sold short, the Fund will normally close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short, rather than delivering portfolio securities.

Short sales may protect the Fund against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gain in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend upon the amount of securities sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium. The Fund will incur transaction costs in connection with short sales.

In addition to enabling the Fund to hedge against market risk, short sales may afford the Fund an opportunity to earn additional current income to the extent the Fund is able to enter into arrangements with broker-dealers through which the short sales are executed to receive income with respect to the proceeds of the short sales during the period the Fund’s short positions remain open.

The Internal Revenue Code imposes constructive sale treatment for federal income tax purposes on certain hedging strategies with respect to appreciated financial positions. Under these rules, taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales or “offsetting notional principal contracts” (as defined by the Internal Revenue Code) with respect to, or futures or forward contracts to deliver, the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property. See “Tax Matters.”

Options on Securities. In order to hedge against adverse market shifts, the Fund may purchase put and call options on stock, bonds or other securities. In addition, the Fund may seek to hedge a portion of its portfolio investments through writing (i.e., selling) covered put and call options. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying security covered by the option or its equivalent from the writer of the option at the stated exercise price at any time during the option period.

As a holder of a put option, the Fund will have the right to sell the securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the securities underlying the option, in each case at their exercise price at any time during the option period prior to the option’s expiration date. The Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing sale or purchase transactions. In entering into a closing sale or purchase transaction, the

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Fund would sell an option of the same series as the one it has purchased. The ability of the Fund to enter into a closing sale transaction with respect to options purchased and to enter into a closing purchase transaction with respect to options sold depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires. The Fund’s ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

In purchasing a put option, the Fund seeks to benefit from a decline in the market price of the underlying security, while in purchasing a call option, the Fund seeks to benefit from an increase in the market price of the underlying security. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying security remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the option will expire worthless. For the purchase of an option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs. Because option premiums paid by the Fund are small in relation to the market value of the instruments underlying the options, buying options can result in additional amounts of leverage to the Fund. The leverage caused by trading in options could cause the Fund’s net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.

The Fund will receive a premium when it writes put and call options, which increases the Fund’s return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Fund will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund’s obligation as the writer of the option continues. Upon the exercise of a put option written by the Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer an economic loss equal to an amount not less than the excess of the security’s market value at the time of the option exercise over the Fund’s acquisition cost of the security, less the sum of the premium received for writing the option and the difference, if any, between the call price paid to the Fund and the Fund’s acquisition cost of the security. Thus, in some periods the Fund might receive less total return and in other periods greater total return from its hedged positions than it would have received from its underlying securities unhedged.

Options on Stock and Bond Indexes. The Fund may purchase put and call options on stock and bond indexes to hedge against risks of market-wide price movements affecting its assets. In addition, the Fund may write covered put and call options on stock and bond indexes. A stock or bond index measures the movement of a certain group of stocks or bonds by assigning relative values to the stocks or bonds included in the index. Options on a stock or bond index are similar to options on securities. Because no underlying security can be delivered, however, the option represents the holder’s right to obtain from the writer, in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. The advisability of using stock or bond index options to hedge against the risk of market-wide movements will depend on the extent of diversification of the Fund’s investments and the sensitivity of its investments to factors influencing the underlying index. The effectiveness of purchasing or writing stock or bond index options as a hedging technique will depend upon the extent to which price movements in the Fund’s investments correlate with price movements in the stock or bond index selected. In addition, successful use by the Fund of options on stock or bond indexes will be subject to the ability of Symphony to predict correctly changes in the relationship of the underlying index to the Fund’s portfolio holdings. No assurance can be given that Symphony’s judgment in this respect will be correct. When the Fund writes an option on a stock or bond index, it will establish a segregated account with its custodian in which the Fund will deposit liquid securities in an amount equal to the market value of the option, and will maintain the account while the option is open.

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Stock and Bond Index Futures Contracts. The Fund may purchase and sell stock index futures as a hedge against movements in the equity markets. Stock and bond index futures contracts are agreements in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or bond index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made. For example, if Symphony expects general stock or bond market prices to decline, it might sell a futures contract on a particular stock or bond index. If that index does in fact decline, the value of some or all of the securities in the Fund’s portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund’s position in such futures contract. If, on the other hand, Symphony expects general stock or bond market prices to rise, it might purchase a stock or bond index futures contract as a hedge against an increase in prices of particular securities it wants ultimately to buy. If in fact the stock or bond index does rise, the price of the particular securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the Fund’s futures contract resulting from the increase in the index. The Fund may purchase futures contracts on a stock or bond index to enable Symphony to gain immediate exposure to the underlying securities market pending the investment in individual securities of the Fund’s portfolio.

Under regulations of the Commodity Futures Trading Commission (“CFTC”) currently in effect, which may change from time to time, with respect to futures contracts purchased by the Fund, the Fund will set aside in a segregated account liquid securities with a value at least equal to the value of instruments underlying such futures contracts less the amount of initial margin on deposit for such contracts. The current view of the staff of the SEC is that the Fund’s long and short positions in futures contracts must be collateralized with cash or certain liquid assets held in a segregated account or “covered” in order to counter the impact of any potential leveraging. Parties to a futures contract must make “initial margin” deposits to secure performance of the contract. There are also requirements to make “variation margin” deposits from time to time as the value of the futures contract fluctuates. The Fund and Nuveen Fund Advisors have claimed, respectively, an exclusion from registration as a commodity pool and as a commodity trading advisor under the Commodity Exchange Act (CEA) and, therefore, neither the Fund nor Nuveen Fund Advisors, or their officers and directors, are subject to the registration requirements of the CEA. The Fund reserves the right to engage in transactions involving futures and options thereon to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund’s policies. In addition, certain provisions of the Internal Revenue Code may limit the extent to which the Fund may enter into futures contracts or engage in options transactions. See “Tax Matters.”

The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). With respect to options purchased by the Fund, there are no daily cash payments made by the Fund to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

Other Futures Contracts and Options on Futures Contracts. The Fund’s use of derivative instruments also may include (i) U.S. Treasury security or U.S. Government Agency security futures contracts and (ii) options on U.S. Treasury security or U.S. Government Agency security futures contracts. All such instruments must be traded and listed on an exchange. U.S. Treasury and U.S. Government Agency futures contracts are standardized contracts for the future delivery of a U.S. Treasury Bond or U.S. Treasury Note or a U.S. Government Agency security or their equivalent at a future date at a price set at the time of the contract. An option on a U.S. Treasury or U.S. Government Agency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser of the option the right, in return for the premium paid, to assume a position in a U.S. Treasury or U.S. Government Agency futures contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s future margin account, which represents the amount by which the market price of the futures contract exceeds the exercise price of the option on the futures contract.

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Risks Associated with Futures Contracts and Options on Futures Contracts. Futures prices are affected by many factors, such as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. While the Fund may enter into futures contracts and options on futures contracts for hedging purposes, the use of futures contracts and options on futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell a portion of its underlying portfolio of securities in order to meet daily variation margin requirements on its futures contracts or options on futures contracts at a time when it might be disadvantageous to do so. There may be an imperfect correlation between the Fund’s portfolio holdings and futures contracts or options on futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities markets and the securities underlying the standard contracts available for trading. Futures prices are affected by many factors, such as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until the expiration of the contract. Further, the Fund’s use of futures contracts and options on futures contracts to reduce risk involves costs and will be subject to Symphony’s ability to predict correctly changes in interest rate relationships or other factors. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends. No assurance can be given that Symphony’s judgment in this respect will be correct.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

The Fund may invest in other options. An option is an instrument that gives the holder of the instrument the right, but not the obligation, to buy or sell a predetermined number of specific securities (i.e. preferred stocks, common stocks or bonds) at a stated price within the expiration period of the instrument, which is generally less than 12 months from its issuance. If the right is not exercised after a specified period but prior to the expiration, the option expires. Both put and call options may be used by the Fund.

Structured Notes. The Fund may use structured notes and similar instruments for hedging purposes. Structured notes are privately negotiated debt obligations or economically equivalent instruments where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities or loans, an index of securities or loans or specified interest rates or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

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The Fund may purchase and sell various other kinds of financial futures contracts and options thereon. Futures contracts may be based on various debt securities and securities indices. Such transactions involve a risk of loss or depreciation due to unanticipated adverse changes in securities prices, which may exceed the Fund’s initial investment in these contracts. The Fund will only purchase or sell futures contracts or related options in compliance with the rules of the Commodity Futures Trading Commission. These transactions involve transaction costs. There can be no assurance that the Fund’s use of futures will be advantageous to the Fund. Guidelines established by one or more NRSROs that rate any preferred shares issued by the Fund may limit use of these transactions.

Credit-Linked Notes. The Fund may invest in credit-linked notes (“CLN”) for risk management purposes, including diversification. A CLN is a derivative instrument that is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). In addition to credit risk of the reference obligation and interest rate risk, the buyer/seller of the CLN is subject to counterparty risk. See “Risk Factors—Counterparty Risk” in the Prospectus.

Swaps. Swap contracts may be purchased or sold to hedge against fluctuations in securities prices, interest rates or market conditions, to change the duration of the overall portfolio, or to mitigate default risk. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) to be exchanged or “swapped” between the parties, which returns are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index.

Credit Default Swaps. The Fund may enter into credit default swap contracts for risk management purposes, including diversification. When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or non-U.S. corporate issuer, on the debt obligation. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. The Fund will segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate notional value of the credit default swaps of which it is the seller. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. The tax treatment of certain credit default swaps is uncertain.

Interest Rate Swaps. The Fund will enter into interest rate and total return swaps only on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). The Fund will only enter into interest rate swaps on a net basis. If the other party to an interest rate swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The net amount of the excess, if any, of the Fund’s obligations over its entitlements will be maintained in a segregated account by the Fund’s custodian. The Fund will not enter into any interest rate swap unless the claims-paying ability of the other party thereto is considered to be investment grade by the Advisers. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

These instruments are traded in the over-the-counter market. The Fund may use interest rate swaps for risk management purposes only and not as a speculative investment and would typically use interest rate swaps to shorten the average interest rate reset time of the Fund’s holdings. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed

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rate payments for floating rate payments). The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Symphony is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would be unfavorably affected.

Total Return Swaps. As stated above, the Fund will enter into total return swaps only on a net basis. Total return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset(s), which may include securities, baskets of securities, or securities indices during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from other underlying asset(s).

Currency Exchange Transactions. The Fund may enter into currency exchange transactions to hedge the Fund’s exposure to foreign currency exchange rate risk in the event the Fund invests in non-U.S. dollar denominated securities of non-U.S. issuers as described in this Statement of Additional Information. The Fund’s currency transactions will be limited to portfolio hedging involving portfolio positions. Portfolio hedging is the use of a forward contract with respect to a portfolio security position denominated or quoted in a particular currency. A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers, are not exchange-traded, and are usually for less than one year, but may be renewed. At the maturity of a forward contract to deliver a particular currency, the Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund’s entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

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Other Hedging Transactions. The Fund may invest in relatively new instruments without a significant trading history for purposes of hedging the Fund’s portfolio risks. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Limitations on the Use of Futures, Options on Futures and Swaps. Nuveen Fund Advisors has claimed, with respect to the Fund, the exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act (“CEA”) provided by CFTC Regulation 4.5 and is therefore not currently subject to registration or regulation as such under the CEA with respect to the Fund. In addition, Symphony has claimed the exemption from registration as a commodity trading advisor provided by CFTC Regulation 4.14(a)(8) and is therefore not currently subject to registration or regulation as such under the CEA with respect to the Fund. In February 2012, the CFTC announced substantial amendments to certain exemptions, and to the conditions for reliance on those exemptions, from registration as a commodity pool operator. Under amendments to the exemption provided under CFTC Regulation 4.5, if the Fund uses futures, options on futures or swaps other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) may not exceed 5% of the Fund’s net asset value, or alternatively, the aggregate net notional value of those positions may not exceed 100% of the Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions). The CFTC amendments to Regulation 4.5 took effect on December 31, 2012, and the Fund intends to comply with amended Regulation 4.5’s requirements such that Nuveen Fund Advisors will not be required to register as a commodity pool operator with the CFTC with respect to the Fund. The Fund reserves the right to employ futures, options on futures and swaps to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund’s policies. The requirements for qualification as a regulated investment company may also limit the extent to which the Fund may employ futures, options on futures or swaps.

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MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

The management of the Fund, including general supervision of the duties performed for the Fund under the investment management agreement with Nuveen Fund Advisors (the “Management Agreement”), is the responsibility of the Board of Trustees of the Fund. As of January 1, 2018, the number of trustees of the Fund is eleven, one of whom is an “interested person” (as the term “interested person” is defined in the 1940 Act) and ten of whom are not interested persons (referred to herein as “independent trustees”). None of the independent trustees has ever been a director, trustee or employee of, or consultant to, Nuveen, Nuveen Fund Advisors, Symphony, or their affiliates. The Board of Trustees is divided into three classes, Class I, Class II and Class III, the Class I trustees serving until the 2019 annual meeting, the Class II trustees serving until the 2020 annual meeting and the Class III trustees serving until the 2021 annual meeting, in each case until their respective successors are elected and qualified, as described below. Currently, William C. Hunter, Judith M. Stockdale, Carole E. Stone and Margaret L. Wolff are slated in Class I, John K. Nelson, Terence J. Toth and Robert L. Young are slated in Class II and Margo L. Cook, Jack B. Evans, Albin F. Moschner and William J. Schneider are slated in Class III. Two of the Fund’s trustees will be elected by the holders of preferred shares, voting separately as a class. The remaining trustees of the Fund will be elected by holders of common shares and preferred shares, voting together as a class. In the event that the Fund fails to pay dividends on outstanding preferred shares for two years, holders of preferred shares would be entitled to elect a majority of trustees of the Fund. The officers of the Fund serve annual terms and are elected on an annual basis. The names, business addresses and years of birth of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below. Except as noted in the table below, the trustees of the Fund are directors or trustees, as the case may be, of 85 Nuveen-sponsored open-end mutual funds (the “Nuveen Mutual Funds”); and 75 Nuveen-sponsored closed-end funds and 11 Nuveen-sponsored exchange-traded funds (collectively with the Nuveen Mutual Funds and the Nuveen-sponsored closed-end funds, the “Nuveen Funds”).

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Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past Five Years
Independent Trustees:
Terence J. Toth 333 West Wacker Drive Chicago, IL 60606 (1959)	Chairman of the Board and Trustee	Term—Class II Length of Service— Since 2008	Formerly, Co-Founding Partner, Promus Capital (2008-2017); Director of Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); formerly, Director, LogicMark LLC (2012-2016); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member of Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012) and is Chair of its Investment Committee; formerly, Member, Chicago Fellowship Board (2005-2016); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	171	None

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Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past Five Years
Jack B. Evans 333 West Wacker Drive Chicago, IL 60606 (1948)	Trustee	Term—Class III Length of Service— Since 1999	President, The Hall- Perrine Foundation, a private philanthropic corporation (since 1996); Director, Public Member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm; formerly, Member and President Pro Tem of the Board of Regents for the State of Iowa University System; formerly, Director, The Gazette Company.	171	Director and Chairman, United Fire Group, a publicly held company; formerly, Director, Alliant Energy.

William C. Hunter 333 West Wacker Drive Chicago, IL 60606 (1948)	Trustee	Term—Class I Length of Service— Since 2003	Dean Emeritus, formerly, Dean (2006-2012), Tippie College of Business, University of Iowa; past Director (2005-2015) and past President (2010-2014) of Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Dean and Distinguished Professor of Finance (2003-2006), School of Business at the University of Connecticut; previously, Senior Vice President and Director of Research (1995-2003) at the Federal Reserve Bank of Chicago.	171	Director of Wellmark, Inc. (since 2009); Director (since 2004) of Xerox Corporation.

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Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past Five Years
Albin F. Moschner 333 West Wacker Drive Chicago, IL 60606 (1952)	Trustee	Term—Class III Length of Service— Since 2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011) and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996).	171	Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016).

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Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past Five Years
John K. Nelson 333 West Wacker Drive Chicago, IL 60606 (1962)	Trustee	Term—Class II Length of Service— Since 2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012- 2014); former Chairman of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996- 2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	171	None

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Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past Five Years
William J. Schneider 333 West Wacker Drive Chicago, IL 60606 (1944)	Trustee	Term—Class III Length of Service— Since 1996	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member, WDPR Public Radio; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; formerly, Director Dayton Development Coalition; formerly, Board Member, Business Advisory Council, Cleveland Federal Reserve Bank and University or Dayton Business School Advisory Council.	171	None

Judith M. Stockdale 333 West Wacker Drive Chicago, IL 60606 (1947)	Trustee	Term—Class I Length of Service— Since 1997	Board Member of the U.S. Endowment for Forestry and Communities (since 2013); Board Member of the Land Trust Alliance; formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	171	None

Carole E. Stone 333 West Wacker Drive Chicago, IL 60606 (1947)	Trustee	Term—Class I Length of Service— Since 2007	Former Director, Chicago Board Options Exchange (2006-2017); and C2 Options Exchange, Incorporated (2009-2017); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	171	Director, CBOE Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010).

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Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past Five Years
Margaret L. Wolff 333 West Wacker Drive Chicago, IL 60606 (1955)	Trustee	Term—Class I Length of Service— Since 2016	Formerly, Of Counsel (2005-2014), Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011- 2015) of the Board of Trustees of Mt. Holyoke College.	171	Formerly Member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.).

Robert L. Young* 333 West Wacker Drive Chicago, IL 60606 (1963)	Trustee	Term—Class II Length of Service— Since 2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	169	None

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Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past Five Years
Interested Trustee:
Margo L. Cook** 333 West Wacker Drive Chicago, IL 60606 (1964)	Trustee	Term—Class III Length of Service— Since 2016	President (since 2017), formerly, Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc.; Executive Vice President (since 2017) of Nuveen, LLC; President (since 2017), formerly, Co-President (2016-2017), formerly, Senior Executive Vice President (2015-2016), and formerly, Executive Vice President (2011-2015) of Nuveen Fund Advisors, LLC; President, Global Products and Solutions (since 2017), and Co-Chief Executive Officer (since 2015), formerly, Co-President, and formerly, Executive Vice President (2013-2015), of Nuveen Securities, LLC; President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.	171	None

*	Effective July 1, 2017, Mr. Young was appointed as a director or trustee, as the case may be, of each of the Nuveen Funds except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.
**	Ms. Cook is an “interested person” of the Fund, as defined in the 1940 Act, by reason of her positions with Nuveen, LLC and certain of its subsidiaries.

OFFICERS OF THE FUND:

Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex	Principal Occupations Including Other Directorships During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer
Cedric H. Antosiewicz 333 West Wacker Drive Chicago, IL 60606 (1962)	Chief Administrative Officer	Term—Until August 2018— Length of Service— Since 2007	Senior Managing Director (since 2017), formerly, Managing Director (2004-2017) of Nuveen Securities LLC; Senior Managing Director (since 2017), formerly, Managing Director (2014-2017) of Nuveen Fund Advisors, LLC.	75

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Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex	Principal Occupations Including Other Directorships During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer
Stephen D. Foy 333 West Wacker Drive Chicago, IL 60606 (1954)	Vice President and Controller	Term—Until August 2018— Length of Service— Since 1993	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Managing Director (since 2016) of Nuveen Securities, LLC; Managing Director (since 2016) of Nuveen Alternative Investments, LLC; Certified Public Accountant.	171

Nathaniel T. Jones 333 West Wacker Drive Chicago, IL 60606 (1979)	Vice President and Treasurer	Term—Until August 2018— Length of Service— Since 2016	Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen; Chartered Financial Analyst.	171

Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606 (1970)	Vice President and Chief Compliance Officer	Term—Until August 2018— Length of Service— Since 2003	Managing Director (since 2017), formerly, Senior Vice President (2008-2017) of Nuveen.	171

David J. Lamb 333 West Wacker Drive Chicago, IL 60606 (1963)	Vice President	Term—Until August 2018— Length of Service— Since 2015	Managing Director (since 2017), formerly, Senior Vice President of Nuveen (2006-2017), Vice President prior to 2006.	75

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 (1961)	Vice President	Term—Until August 2018— Length of Service— Since 2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.	171

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Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex	Principal Occupations Including Other Directorships During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 (1966)	Vice President and Assistant Secretary	Term—Until August 2018— Length of Service— Since 2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director, (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.	171

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Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex	Principal Occupations Including Other Directorships During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer
William T. Meyers 333 West Wacker Drive Chicago, IL 60606 (1966)	Vice President	Term—Until August 2018 Length of Service— Since 2018	Senior Managing Director (since 2017), formerly, Managing Director (2016-2017), Senior Vice President (2010-2016) of Nuveen Securities, LLC; Senior Managing Director (since 2017), formerly, Managing Director (2016-2017), Senior Vice President (2010-2016) of Nuveen, has held various positions with Nuveen since 1991.	75

Michael A. Perry 333 West Wacker Drive Chicago, IL 60606 (1967)	Vice President	Term—Until August 2018— Length of Service— Since 2017	Executive Vice President (since 2017), previously, Managing Director (2016-2017), of Nuveen Fund Advisors, LLC; Executive Vice President (since 2017), formerly, Managing Director (2015-2017) of Nuveen Securities and Nuveen Alternative Investments, LLC; formerly, Managing Director (2010-2015) of UBS Securities, LLC.	75

Christopher M. Rohrbacher 333 West Wacker Drive Chicago, IL 60606 (1971)	Vice President and Assistant Secretary	Term—Until August 2018 Length of Service— Since 2008	Managing Director (since 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since 2016) of Nuveen Fund Advisors, LLC; Managing Director (since 2017) of Nuveen Securities, LLC.	171

William A. Siffermann 333 West Wacker Drive Chicago, IL 60606 (1975)	Vice President	Term—Until August 2018— Length of Service— Since 2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.	171

Joel T. Slager 333 West Wacker Drive Chicago, IL 60606 (1978)	Vice President and Assistant Secretary	Term—Until August 2018 Length of Service— Since 2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (2010-2013).	171

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Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex	Principal Occupations Including Other Directorships During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer
Mark L. Winget 333 West Wacker Drive Chicago, IL 60606 (1968)	Vice President and Assistant Secretary	Term—Until August 2018 Length of Service— Since 2008	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008); Vice President (since 2010) and Associate General Counsel (since 2008) of Nuveen.	171

Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606 (1956)	Vice President and Secretary	Term—Until August 2018 Length of Service— Since 1988	Managing Director (since 2002) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since 2017) Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC (since 2010); Chartered Financial Analyst.	171

Board Leadership Structure and Risk Oversight

The Board of Directors or the Board of Trustees (as the case may be, each is referred to hereafter as the “Board”) oversees the operations and management of the Nuveen Funds (the “Funds”), including the duties performed for the Funds by its investment adviser. The Board has adopted a unitary board structure. A unitary board consists of one group of trustees who serve on the board of every fund in the complex. In adopting a unitary board structure, the trustees seek to provide effective governance through establishing a board, the overall composition of which, will, as a body, possess the appropriate skills, independence and experience to oversee the Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the trustees consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and

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experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent trustees.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the trustees across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the investment advisor and other service providers.

In an effort to enhance the independence of the Board, the Board also has a chairman that is an independent trustee. The Board recognizes that a chairman can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with fund management. Accordingly, the trustees have elected Terence J. Toth as the independent chairman of the Board. Specific responsibilities of the chairman include: (i) presiding at all meetings of the Board and of the shareholders; (ii) seeing that all orders and resolutions of the trustees are carried into effect; and (iii) maintaining records of and, whenever necessary, certifying all proceedings of the trustees and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and Fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit trustees to focus on particular operations or issues affecting the Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Board believes that the periodic rotation of trustees among the different committees allows the trustees to gain additional and different perspectives of the Fund’s operations. The Board has established six standing committees: the Executive Committee, the Dividend Committee, the Closed-End Funds Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee and the Nominating and Governance Committee. The Board also may from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. Effective July 1, 2018, Terence J. Toth, Chair, Margo L. Cook and William J. Schneider serve as the current members of the Executive Committee of the Board. During the fiscal year ended July 31, 2017, the Executive Committee did not meet.

The Audit Committee assists the Board in the oversight and monitoring of the accounting and reporting policies, processes and practices of the Funds, and the audits of the financial statements of the Funds; the quality and integrity of the financial statements of the Funds; the Funds’ compliance with legal and regulatory requirements relating to the Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Funds and the internal valuation group of Nuveen. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Funds’ portfolios. Subject to the Board’s general supervision of such actions, the Audit Committee addresses any valuation issues,

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oversees the Funds’ pricing procedures and actions taken by Nuveen’s internal valuation group which provides regular reports to the committee, reviews any issues relating to the valuation of the Funds’ securities brought to its attention and considers the risks to the Funds in assessing the possible resolutions to these matters. The Audit Committee may also consider any financial risk exposures for the Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Funds and the internal audit group at Nuveen. The Audit Committee also may review in a general manner the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Funds’ financial statements. The committee operates under a written charter adopted and approved by the Board. Members of the Audit Committee shall be independent (as set forth in the charter) and free of any relationship that, in the opinion of the Trustees, would interfere with their exercise of independent judgment as an Audit Committee member. Effective July 1, 2018, the members of the Audit Committee are Jack B. Evans, Chair, William C. Hunter, John K. Nelson, Carole E. Stone and Terence J. Toth, each of whom is an independent trustee of the Funds. During the fiscal year ended July 31, 2017, the Audit Committee met 4 times.

The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the committee recognizes that as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance over the Funds’ business.

In addition, the Nominating and Governance Committee, among other things, makes recommendations concerning the continuing education of Trustees; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are be able to communicate in writing with members of the Board; and periodically reviews and makes recommendations about any appropriate changes to trustee compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to William Siffermann, Managing Director of Fund Board Relations, Nuveen, 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new Trustees and reserves the right to interview any and all candidates and to make the final selection of any new Trustees. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence site visits to internal and external sub-advisors and service providers) and, if qualifying as an independent trustee candidate, independence from the Advisor, sub-advisors, underwriters or other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent Trustees at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and

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professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board members. The committee operates under a written charter adopted and approved by the Board. Effective July 1, 2018, this committee is composed of the independent Trustees of the Funds. Accordingly, the members of the Nominating and Governance Committee are Terence J. Toth, Chair, Jack B. Evans, William C. Hunter, Albin F. Moschner, John K. Nelson, Judith M. Stockdale, Carole E. Stone, William J. Schneider, Margaret L. Wolff and Robert L. Young. During the fiscal year ended July 31, 2017, the Nominating and Governance Committee met 5 times.

The Dividend Committee is authorized to declare distributions on the Funds’ shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. Effective July 1, 2018, the members of the Dividend Committee are William C. Hunter, Chair, Albin F. Moschner, Terence J. Toth and Margaret L. Wolff. During the fiscal year ended July 31, 2017, the Dividend Committee met 3 times.

The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Funds that are not otherwise the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Funds’ compliance and risk matters. As part of its duties, the Compliance Committee reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to particular issuers, market sectors, or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Funds in adopting a particular approach or resolution compared to the anticipated benefits to the Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Funds’ and other service providers’ compliance programs as well as any recommendations for modifications thereto. The Compliance Committee also receives reports from the investment services group of Nuveen regarding various investment risks. Notwithstanding the foregoing, the full Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Board at its quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. Accordingly, the Board directly and/or in conjunction with the Compliance Committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Board. The committee operates under a written charter adopted and approved by the Board. Effective July 1, 2018, the members of the Compliance Committee are John K. Nelson, Chair, Albin F. Moschner, Judith M. Stockdale, Margaret L. Wolff and Robert L. Young. During the fiscal year ended July 31, 2017, the Compliance Committee met 6 times.

The Closed-End Funds Committee is responsible for assisting the Board in the oversight and monitoring of the Nuveen Funds that are registered as closed-end management investment companies (“Closed-End Funds”). The committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Closed-End Fund and may review and evaluate any matters relating to any existing Closed-End Fund.

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The committee operates under a written charter adopted and approved by the Board. Effective July 1, 2018, the members of the Closed-End Funds Committee are Carole E. Stone, Chair, Margo L. Cook, Jack B. Evans, Albin F. Moschner, Terence J. Toth and Robert L. Young. During the fiscal year ended July 31, 2017, the Closed-End Funds Committee met 4 times.

Board Diversification and Trustee Qualifications. Listed below for each current Board member are the experiences, qualifications, attributes and skills that led to the conclusion, as of the date of this document, that each current trustee should serve as a trustee of the Funds.

Margo L. Cook

Ms. Cook is President of Nuveen Investments, Inc. (“Nuveen Investments”) since April 2017, prior to which she had been Co-Chief Executive Officer and Co-President of Nuveen Investments from 2016-2017, prior to which she had been Senior Executive Vice President of Nuveen Investments since July 2015. Ms. Cook is a member of the Senior Leadership Team and Executive Vice President (since 2017) of Nuveen, LLC, as well as co-chair of Nuveen Investment’s Management and Operating Committees. She is President (since August 2017), formerly, Co-President (October 2016-August 2017), formerly, Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC and President, formerly, Co-President, Global Products and Solutions, and Co-Chief Executive Officer since 2015 of Nuveen Securities, LLC. Since joining in 2008, she has held various leadership roles at Nuveen Investments, including as Head of Investment Services, responsible for investment-related efforts across the firm. Ms. Cook also serves on the Board of Nuveen Global Fund Investors. Before joining Nuveen Investments, she was the Global Head of Bear Stearns Asset Management’s institutional business. Prior to that, she spent over 20 years within BNY Mellon’s asset management business; including as Chief Investment Officer for Institutional Asset Management and Head of Institutional Fixed Income. Ms. Cook earned her bachelor’s degree in finance from the University of Rhode Island, her Executive MBA from Columbia University, and is a Chartered Financial Analyst. She serves as Vice Chair of The University of Rhode Island Foundation Board of Trustees and Chair of the All Stars Project of Chicago Board.

Jack B. Evans

Mr. Evans has served as President of the Hall-Perrine Foundation, a private philanthropic corporation, since 1996. Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. Formerly, he was a member of the Board of the Federal Reserve Bank of Chicago as well as a Director of Alliant Energy and President Pro Tem of the Board of Regents for the State of Iowa University System. Mr. Evans is Chairman of the Board of United Fire Group, sits on the Board of The American Board of Orthopaedic Surgery as a Public Member Director, and is a Life Trustee of Coe College. He has a Bachelor of Arts from Coe College and an M.B.A. from the University of Iowa.

William C. Hunter

Mr. Hunter became Dean Emeritus of the Henry B. Tippie College of Business at the University of lowa on June 30, 2012. He was appointed Dean of the College on July 1, 2006. He had been Dean and Distinguished Professor of Finance at the University of Connecticut School of Business from June 2003 to 2006. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. While there he served as the Bank’s Chief Economist and was an Associate Economist on the Federal Reserve System’s Federal Open Market Committee (FOMC). In addition to serving as a Vice President in charge of financial markets and basic research at the Federal Reserve Bank in Atlanta, he held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. A past Director of the Credit Research Center at Georgetown University, SS&C Technologies, Inc. (2005) and past President of the Financial Management Association International, he has consulted with numerous foreign central banks and official agencies in Western Europe, Central and Eastern Europe, Asia, Central America and South America.

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From 1990 to 1995, he was a U.S. Treasury Advisor to Central and Eastern Europe. He has been a Director of the Xerox Corporation since 2004 and Wellmark, Inc. since 2009. He is a past President of Beta Gamma Sigma, Inc., The International Business Honor Society.

Albin F. Moschner

Mr. Moschner is a consultant in the wireless industry and, in July 2012, founded Northcroft Partners, LLC, a management consulting firm that provides operational, management and governance solutions. Prior to founding Northcroft Partners, LLC, Mr. Moschner held various positions at Leap Wireless International, Inc., a provider of wireless services, where he was as a consultant from February 2011 to July 2012, Chief Operating Officer from July 2008 to February 2011, and Chief Marketing Officer from August 2004 to June 2008. Before he joined Leap Wireless International, Inc., Mr. Moschner was President of the Verizon Card Services division of Verizon Communications, Inc. from 2000 to 2003, and President of One Point Services at One Point Communications from 1999 to 2000. Mr. Moschner also served at Zenith Electronics Corporation as Director, President and Chief Executive Officer from 1995 to 1996, and as Director, President and Chief Operating Officer from 1994 to 1995. Since 2012, Mr. Moschner has been a member of the Board of Directors of USA Technologies, Inc. and, from 1996 until 2016, he was a member of the Board of Directors of Wintrust Financial Corporation. In addition, he currently serves on the Advisory Boards of the Kellogg School of Management (since 1995) and the Archdiocese of Chicago Financial Council (since May 2012). Mr. Moschner received a Bachelor of Engineering degree in Electrical Engineering from The City College of New York in 1974 and a Master of Science degree in Electrical Engineering from Syracuse University in 1979.

John K. Nelson

Mr. Nelson is currently on the Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing, and communications strategies for clients. Mr. Nelson has served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008. From 2007 to 2008, Mr. Nelson was Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States, and during his tenure with ABN AMRO, served as the bank’s representative on various committees of the Bank of Canada, European Central Bank, and the Bank of England. At Fordham University, he currently serves as a director of The Curran Center for Catholic American Studies, and The President’s Council. He is also a member of The Economic Club of Chicago. He was formerly a senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014), formerly a member of the Hyde Park Angels, and formerly, a Trustee at St. Edmund Preparatory School in New York City. He formerly served as the Chairman of The Board of Trustees of Marian University. Mr. Nelson graduated and received his MBA from Fordham University.

William J. Schneider

Mr. Schneider is currently Chairman, formerly Senior Partner and Chief Operating Officer (retired, December 2004) of Miller-Valentine Partners, a real estate investment company. He is an owner in several other Miller-Valentine entities. He is currently a member of the board of WDPR Public Radio. He is formerly a Director and Past Chair of the Dayton Development Coalition. He was formerly a member of the Community Advisory Board of the National City Bank in Dayton as well as a former member of the Business Advisory Council of the Cleveland Federal Reserve Bank. Mr. Schneider was also a member of the Business Advisory Council for the University of Dayton College of Business. Mr. Schneider was an independent Trustee of the Flagship Funds, a group of municipal open-end funds. He also served as Chair of the Miami Valley Hospital and as Chair of the Finance Committee of its parent holding company. Mr. Schneider has a Bachelor of Science in Community Planning from the University of Cincinnati and a Masters of Public Administration from the University of Dayton.

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Judith M. Stockdale

Ms. Stockdale retired in 2012 as Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the Low Country of South Carolina. She is currently a board member of the U.S. Endowment for Forestry and Communities (since November 2013) and rejoined the board of the Land Trust Alliance in June 2013. Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands, and Senior Staff Associate at the Chicago Community Trust. She has served on the Advisory Council of the National Zoological Park, the Governor’s Science Advisory Council (Illinois) and the Nancy Ryerson Ranney Leadership Grants Program. She has been a member of the Boards of Brushwood Center and the Donors Forum. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University.

Carole E. Stone

Ms. Stone is currently on the Board of Directors of CBOE Global Markets, Inc. (formerly, CBOE Holdings, Inc.), having previously served on the Boards of the Chicago Board Options Exchange and C2 Options Exchange, Incorporated. Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. She has also served as the Chair of the New York Racing Association Oversight Board, as a Commissioner on the New York Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts from Skidmore College in Business Administration.

Terence J. Toth

Mr. Toth, the Nuveen Funds’ Independent Chairman, was a Co-Founding Partner of Promus Capital (2008-2017). From 2012 to 2016, he was a Director of LogicMark LLC. From 2008 to 2013, he was a Director of Legal & General Investment Management America, Inc. From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Board of Chicago Fellowship, Fulcrum IT Service, LLC (since 2010), Quality Control Corporation (since 2012) and the Board of Catalyst Schools of Chicago. He is on the Mather Foundation Board (since 2012) and is a member of its Investment Committee. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his M.B.A. from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University.

Margaret L. Wolff

Ms. Wolff retired from Skadden, Arps, Slate, Meagher & Flom LLP in 2014 after more than 30 years of providing client service in the Mergers & Acquisitions Group. During her legal career, Ms. Wolff devoted significant time to advising boards and senior management on U.S. and international corporate, securities, regulatory and strategic matters, including governance, shareholder, fiduciary, operational and management issues. From 2013 to 2017, she was a Board member of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each of which is a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.). Ms. Wolff has been a trustee of New York-Presbyterian Hospital since 2005 and, since 2004, she has served as a trustee of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults) where she currently is the Chair. From 2005 to 2015, she was a trustee of Mt. Holyoke College and served as Vice Chair of the Board from 2011 to 2015. Ms. Wolff received her Bachelor of Arts from Mt. Holyoke College and her Juris Doctor from Case Western Reserve University School of Law.

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Robert L. Young

Mr. Young has more than 30 years of experience in the investment management industry. From 1997 to 2017, he held various positions with J.P. Morgan Investment Management Inc. (“J.P. Morgan Investment”) and its affiliates (collectively, “J.P. Morgan”). Most recently, he served as Chief Operating Officer and Director of J.P. Morgan Investment (from 2010 to 2016) and as President and Principal Executive Officer of the J.P. Morgan Funds (from 2013 to 2016). As Chief Operating Officer of J.P. Morgan Investment, Mr. Young led service, administration and business platform support activities for J.P. Morgan’s domestic retail mutual fund and institutional commingled and separate account businesses, and co-led these activities for J.P. Morgan’s global retail and institutional investment management businesses. As President of the J.P. Morgan Funds, Mr. Young interacted with various service providers to these funds, facilitated the relationship between such funds and their boards, and was directly involved in establishing board agendas, addressing regulatory matters, and establishing policies and procedures. Before joining J.P. Morgan, Mr. Young, a former Certified Public Accountant (CPA), was a Senior Manager (Audit) with Deloitte & Touche LLP (formerly, Touche Ross LLP), where he was employed from 1985 to 1996. During his tenure there, he actively participated in creating, and ultimately led, the firm’s midwestern mutual fund practice. Mr. Young holds a Bachelor of Business Administration degree in Accounting from the University of Dayton and, from 2008 to 2011, he served on the Investment Committee of its Board of Trustees.

Independent Chairman

The trustees have elected Terence J. Toth as the independent Chairman of the Board of Trustees. Specific responsibilities of the Chairman include (a) presiding at all meetings of the Board of Trustees and of the shareholders; (b) seeing that all orders and resolutions of the trustees are carried into effect; and (c) maintaining records of and, whenever necessary, certifying all proceedings of the trustees and the shareholders.

Class I trustees will serve until the 2019 annual meeting of shareholders; Class II trustees will serve until the 2020 annual meeting of shareholders; and Class III trustees will serve until the 2021 annual meeting of shareholders. As each trustee’s term expires, shareholders will be asked to elect trustees and such trustees shall be elected for a term expiring at the time of the third succeeding annual meeting subsequent to their election or thereafter in each case when their respective successors are duly elected and qualified. These provisions could delay for up to two years the replacement of a majority of the Board of Trustees. See “Certain Provisions in the Declaration of Trust and By-Laws” in the Prospectus.

Share Ownership

The following table sets forth the dollar range of equity securities beneficially owned by each trustee as of December 31, 2017:

	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustees in Nuveen Family Investment Companies
Margo L. Cook	None	Over $100,000

Jack B. Evans	None	Over $100,000

William C. Hunter	None	Over $100,000

David J. Kundert(1)	None	Over $100,000

Albin F. Moschner	None	Over $100,000

John K. Nelson	None	Over $100,000

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	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustees in Nuveen Family Investment Companies

William J. Schneider	Over $100,000	Over $100,000

Judith M. Stockdale	$10,001-$50,000	Over $100,000

Carole E. Stone	None	Over $100,000

Terence J. Toth	None	Over $100,000

Margaret L. Wolff	None	Over $100,000

Robert L. Young(2)	None	$50,001-$100,000

(1)	Mr. Kundert retired from the Board, effective December 31, 2017.
(2)	Mr. Young joined the Board effective July 1, 2017.

As of June 30, 2018 no trustee who is not an interested person of the Fund or any of his or her immediate family members owns beneficially or of record, any security issued by Nuveen Fund Advisors, Teachers Advisors, Nuveen, the Fund’s principal underwriter or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Nuveen Fund Advisors, Teachers Advisors, Nuveen or the Fund’s principal underwriter.

As of June 30, 2018, the officers and trustees of the Fund, in the aggregate, beneficially owned less than 1% of the Fund’s equity securities.

Compensation

The following table shows, for each independent trustee, (1) the aggregate compensation paid by the Fund for its fiscal year ended July 31, 2017, (2) the amount of total compensation paid by the Fund that has been deferred and (3) the total compensation paid to each Trustee by the Nuveen Funds during the calendar year ended December 31, 2017. The Fund does not have a retirement or pension plan. The officers and Trustees affiliated with Nuveen Investments serve without any compensation from the Fund. Certain of the Nuveen Funds have a deferred compensation plan (the “Compensation Plan”) that permits any Trustee who is not an “interested person” of certain Nuveen Funds to elect to defer receipt of all or a portion of his or her compensation as a Trustee. The deferred compensation of a participating Trustee is credited to the book reserve account of a Nuveen Fund when the compensation would otherwise have been paid to the Trustee. The value of the Trustee’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen Funds. At the time for commencing distributions from a trustee’s deferral account, the trustee may elect to receive distributions in a lump sum or over a period of five years. The Fund will not be liable for any other Nuveen Fund’s obligations to make distributions under the Compensation Plan.

	Aggregate Compensation from Fund(1)	Amount of Total Compensation That Has Been Deferred(2)	Total Compensation from Fund and Fund Complex(3)
Jack B. Evans	$5,327	516	$352,156

William C. Hunter	4,910	—	337,875

David J. Kundert(4)	5,440	5,440	365,903

Albin F. Moschner	4,599	—	318,125

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	Aggregate Compensation from Fund(1)	Amount of Total Compensation That Has Been Deferred(2)	Total Compensation from Fund and Fund Complex(3)

John K. Nelson	5,535	—	366,125

William J. Schneider	6,414	6,414	420,018

Judith M. Stockdale	4,860	479	329,708

Carole E. Stone	5,500	2,827	358,638

Terence J. Toth	5,288	—	355,825

Margaret L. Wolff	4,907	1,686	329,503

Robert L. Young(5)	—	—	82,707

(1)	The compensation paid, including deferred amounts, to the independent trustees for the fiscal year ended July 31, 2017 for services to the Fund.
(2)

Pursuant to a deferred compensation agreement with certain of the Nuveen Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen Funds. Total deferred fees for the Fund (including the return from the assumed investment in the eligible Nuveen Funds) payable are stated above.

(3)

Based on the compensation paid (including any amounts deferred) for the calendar year ended December 31, 2017 for services to the Nuveen open-end and closed-end funds. Because the funds in the Nuveen Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. All trustees, except Robert L. Young, currently serve as trustee of 176 registered investment companies advised by Nuveen Fund Advisors.

(4)	Mr. Kundert retired from the Board, effective December 31, 2017.
(5)

Mr. Young was appointed to the Board effective July 1, 2017. He was appointed as a director or trustee, as the case may be, of each of the Nuveen Funds except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.

Effective January 1, 2018, Independent trustees receive a $185,000 annual retainer, increased from $177,500 as of January 1, 2017, increased from $170,000 as of January 1, 2016, plus (a) a fee of $6,000 per day, increased from $5,750 per day as of January 1, 2017, for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled Board Meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; (f) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held and (g) a fee of $2,500 per meeting for attendance in person or by telephone at Closed-End Funds Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held. In addition to the payments described above, the Chairman of the

53

Board receives $80,000, increased to $90,000 as of January 1, 2018, and the chairpersons of the Audit Committee, the Dividend Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Closed-End Funds Committee and the Nominating and Governance Committee receive $12,500 each as additional retainers. Independent trustees also receive a fee of $3,000 per day for site visits to entities that provide services to the Nuveen Funds on days on which no board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committee; however, in general, such fees will be $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen Funds on the basis of relative net assets, although management may, in its discretion, establish a minimum amount to be allocated to each fund. In certain instances fees and expenses will be allocated only to those Nuveen Funds that are discussed at a given meeting.

The Fund has no employees. Its officers are compensated by Nuveen or its affiliates.

5% Shareholders

The persons who as of July 20, 2018, according to publicly available filings made with the SEC, held of record more than 5% of the equity securities of the Fund are set forth below. To the knowledge of the Fund, no other persons own, directly or beneficially, 5% or more of the Fund’s equity securities.(1)

Name of Equity Security	Name and Address of Owner	Percent of Record Ownership
Common Shares	First Trust Portfolios L.P.(2) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	5.97%
Common Shares	First Trust Advisors L.P.(2) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187
Common Shares	The Charger Corporation(2) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187

(1)	The information contained in this table is based on a Schedule 13G filing made January 25, 2018.
(2)	Shareholders filed their Schedule 13G jointly and did not differentiate holdings as to each entity.

INVESTMENT ADVISER, SUB-ADVISER AND PORTFOLIO MANAGERS

Investment Adviser. Nuveen Fund Advisors, the Fund’s investment adviser, is responsible for determining the Fund’s overall investment strategy and its implementation, including the use of leverage and hedging. Nuveen Fund Advisors also is responsible for the ongoing monitoring of Symphony, managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services to the Fund.

Nuveen Fund Advisors is an indirect subsidiary of Nuveen, LLC (“Nuveen”), the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion

54

organization of College Retirement Equities Fund. As of March 31, 2018, Nuveen managed approximately $967 billion in assets, of which approximately $139 billion was managed by Nuveen Fund Advisors.

Investment Management Agreement and Related Fees. Pursuant to an investment management agreement between Nuveen Fund Advisors and the Fund (“Investment Management Agreement”), the Fund has agreed to pay an annual management fee for the overall advisory and administrative services and general office facilities provided by Nuveen Fund Advisors. The Fund’s management fee is separated into two components—a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Fund Advisors, and a specific fund-level component, based only on the amount of assets within the Fund. This pricing structure enables Nuveen Fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by Nuveen Fund Advisors.

Fund Level Fee. The annual fund-level fee for the Fund, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	0.6800%
For the next $500 million	0.6550%
For the next $500 million	0.6300%
For the next $500 million	0.6050%
For managed assets over $2 billion	0.5800%

Complex Level Fee. The annual complex-level fee for the Fund, payable monthly, is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule, by the Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

*

For the complex-level fees, managed assets include closed-end fund assets managed by Nuveen Fund Advisors that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by Nuveen Fund Advisors as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined

55

amount (originally $2 billion) added to the Nuveen fund complex in connection with Nuveen Fund Advisors’ assumption of the management of the former First American Funds effective January 1, 2011. As of January 31, 2018, the complex-level fee rate for the Fund was 0.1591%.

The following table sets forth the management fee paid by the Fund for the last three fiscal years:

	Management Fee Net of Expense Reimbursement Paid for the Fiscal Year Ended	Expense Reimbursement for the Fiscal Year Ended
Fiscal year ended July 31, 2017	$15,877,817	$—
Fiscal year ended July 31, 2016	$15,974,811	$—
Fiscal year ended July 31, 2015	$16,361,298	$—

In addition to the fee of Nuveen Fund Advisors, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with Nuveen Fund Advisors), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses associated with any Borrowings, expenses of issuing any preferred shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

A discussion regarding the Board of Trustees’ decision to renew the Investment Management Agreement is in the Fund’s annual report to shareholders dated July 31 of each year.

Sub-Adviser. Symphony Asset Management LLC, located at 555 California Street, Suite 3100, San Francisco, California 94104, serves as the Fund’s sub-adviser, pursuant to a sub-advisory agreement between Nuveen Fund Advisors and Symphony (the “Sub-Advisory Agreement”). Symphony, a registered investment adviser, commenced operations in 1994 and had approximately $21 billion in assets under management as of March 31, 2018. Symphony is an indirect wholly-owned subsidiary of Nuveen. Symphony oversees day-to- day investment operations of the Fund. Pursuant to the Sub-Advisory Agreement, Symphony will be compensated for the services it provides to the Fund with a portion of the management fee Nuveen Fund Advisors receives from the Fund. Nuveen Fund Advisors and Symphony retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

Sub-Advisory Agreement and Related Fees. Pursuant to a sub-advisory agreement between Nuveen Fund Advisor and Symphony (the “Sub-Advisory Agreement”), Symphony is compensated for the services it provides to the Fund with a portion of the management fee Nuveen Fund Advisors receives from the Fund. Nuveen Fund Advisors and Symphony retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

The following table sets forth the management fee paid by Nuveen Fund Advisors to Symphony for the last three fiscal years:

Sub-Advisory Fees Paid by Nuveen Fund Advisors to Symphony
Fiscal year ended July 31, 2017	$7,275,684
Fiscal year ended July 31, 2016	$7,319,671
Fiscal year ended July 31, 2015	$7,496,689

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A discussion regarding the basis for the Board of Trustees’ decision to renew the Sub-Advisory Agreement for the Fund is available in the Fund’s annual report to shareholders dated July 31 of each year.

Nuveen Fund Advisors and Symphony retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

Portfolio Managers. Unless otherwise indicated, the information below is provided as of the date of this Statement of Additional Information.

Portfolio Management. Gunther Stein (a “Portfolio Manager”) is Chief Investment Officer (since 2009) and Chief Executive Officer (since 2010) of Symphony. Prior to that, he was Director of Fixed Income Strategies from 2003 to 2009. Mr. Stein is responsible for leading Symphony’s fixed-income and equity investments strategies and research efforts. He has been a Portfolio Manager of the Fund since 1999. Prior to joining Symphony in 1999, Mr. Stein was a high yield portfolio manager at Wells Fargo Bank, where he managed a high yield portfolio, was responsible for investing in public high yield bonds and bank loans and managed a team of credit analysts.

Sutanto Widjaja (a “Portfolio Manager”) is a member of Symphony’s fixed-income team and his responsibilities include portfolio management for Nuveen Credit Strategies Income Fund (since 2005) and other related strategies. Prior to joining Symphony in 2003, Mr. Widjaja was Manager of Finance at WineShopper.com, an Analyst in investment banking at Robertson, Stephens & Company, and an Analyst at Accenture.

Other Accounts Managed by the Portfolio Managers. Each Portfolio Manager also has responsibility for the day-to-day management of accounts other than the Fund. Information regarding these other accounts is set forth below.

NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE AS OF JULY 31, 2017

Portfolio Manager	Type of Account Managed	Total Number of Accounts	Total Assets	Number of Accounts with Performance Based Fees	Assets of Accounts with Performance Based Fees
Gunther Stein	Registered Investment Companies	17	$6.51 billion	0	$0
	Other Pooled Investment Vehicles	39	$8.07 billion	5	$877 million
	Other Accounts	10	$1.12 billion	0	$0
Sutanto Widjaja	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	1	$19.4 million	1	$42.7 million
	Other Accounts	2	$2.08 million	0	$0

As described above, the portfolio manager may manage other accounts with investment strategies similar to the Fund, including other investment companies and separately managed accounts. Fees earned by the sub-advisers may vary among these accounts and the portfolio managers may personally invest in some but not all of these accounts. In addition, certain accounts may be subject to performance-based fees. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to

57

take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, the Sub-adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and other factors. In addition, the Sub-adviser has adopted trade allocation procedures so that accounts with like investment strategies are treated fairly and equitably over time.

Compensation. Symphony investment professionals receive compensation based on three elements: fixed base salary, participation in a bonus pool and certain long-term incentives.

The fixed base salary is set at a level determined by Symphony and is reviewed periodically to ensure that it is competitive with base salaries paid by similar financial services companies for persons playing similar roles.

Each Portfolio Manager is also eligible to receive an annual bonus from a pool based on Symphony’s aggregate asset-based and performance fees after all operating expenses. Bonus compensation for each individual is based on a variety of factors, including the performance of Symphony, the Fund, the team and the individual. Fund performance is assessed on a pre-tax total return risk-adjusted basis, and generally measured relative to the Fund’s primary benchmark and/or industry peer group for one, three or five year periods as applicable.

Finally, certain key employees of Symphony, including the Portfolio Managers, have received profits interests in Symphony which entitle their holders to participate in the firm’s growth over time.

Conflicts of Interest. The portfolio managers may manage other accounts with investment strategies similar to the Fund, including other investment companies and separately managed accounts. Fees earned by Symphony may vary among these accounts and the portfolio managers may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio managers may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, Symphony believes that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and other factors. In addition, Symphony has adopted trade allocation procedures so that accounts with like investment strategies are treated fairly and equitably over time.

Ownership of Fund Shares by the Portfolio Managers. As of July 31, 2017, the Portfolio Managers beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the 1934 Act) shares of the Fund having values within the indicated dollar ranges.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Fund
Gunther Stein	None
Sutanto Widjaja	None

CODE OF ETHICS

The Fund, Nuveen Fund Advisors, Symphony, Nuveen and other related entities have adopted codes of ethics that essentially prohibit certain of their personnel, including the Fund’s Portfolio Managers, from engaging

58

in personal investments that compete or interfere with, or attempt to take advantage of a client’s, including the Fund’s, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. Personnel subject to the Code of Ethics may purchase shares of the Fund and may generally invest in securities in which the Fund may also invest subject to the restrictions set forth in the Code of Ethics. Text-only versions of the Codes of Ethics of the Fund, Nuveen Fund Advisors, Symphony, and Nuveen can be viewed online or downloaded from the EDGAR Database on the SEC’s internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. In addition, copies of those codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549 or by e-mail request at publicinfo@sec.gov.

PROXY VOTING POLICIES AND PROCEDURES

The Fund invests its assets primarily in debt securities, which generally do not issue proxies. However, the Fund may hold other types of securities that may issue proxies. The Fund has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Fund are voted consistently and solely in the best economic interests of the Fund.

PROXY VOTING POLICIES

The Fund has delegated authority to Nuveen Fund Advisors to vote proxies for securities held by the Fund, and Nuveen Fund Advisors has in turn delegated that responsibility to the sub-adviser. Nuveen Fund Advisors’ proxy voting policy establishes minimum standards for the exercise of proxy voting authority by the sub-adviser.

A member of the Fund’s management team is responsible for oversight of the Fund’s proxy voting process. With regard to equity securities, Symphony has engaged the services of Institutional Shareholder Services Inc. (“ISS”) to make recommendations on the voting of proxies relating to securities held by the Fund and managed by Symphony. ISS provides voting recommendations based upon established guidelines and practices. Symphony reviews and frequently follows ISS recommendations. However, on selected issues, Symphony may not vote in accordance with the ISS recommendations when it believes that specific ISS recommendations are not in the best economic interest of the Fund. If Symphony manages the assets of a company or its pension plan and any of Symphony’s clients hold any securities of that company, Symphony will vote proxies relating to such company’s securities in accordance with the ISS recommendations to avoid any conflict of interest. Where a material conflict of interest has been identified by Symphony and ISS does not offer a recommendation on the matter, Symphony shall disclose the conflict and Symphony’s Proxy Voting Committee shall determine the manner in which to vote and notify the Fund’s Board of Trustees or its designated committee.

Although Symphony has affiliates that provide investment advisory, broker-dealer, insurance or other financial services, Symphony does not receive non-public information about the business arrangements of such affiliates (except with regard to major distribution partners of its investment products) or the directors, officers and employees of such affiliates. Therefore, Symphony is unable to consider such information when determining whether there are material conflicts of interests.

Symphony has adopted the ISS Proxy Voting Guidelines. While these guidelines are not intended to be all-inclusive, they do provide guidance on the sub-adviser’s general voting policies. Please see Appendix E for the ISS United States Concise Proxy Voting Guidelines.

Voted Proxies. Information regarding how the Fund voted proxies (for periods subsequent to the Fund commencing operations) relating to portfolio securities during the most recent 12-month period ending June 30

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(or any lesser period of time ending June 30 if the Fund has not been operating for that long) of each year is available starting August 31 of that year without charge, upon request, by calling toll free (800) 257-8787 or by accessing the SEC’s website at http://www.sec.gov. This reference to the website does not incorporate the contents of the website in the Prospectus or the SAI.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the supervision of the Board of Trustees, Symphony, with respect to the securities for which it is responsible, is responsible for decisions to buy and sell securities for the Fund, the negotiation of the prices to be paid for principal trades and the allocation of transactions among various dealer firms. Transactions on stock exchanges involve the payment by the Fund of brokerage commissions. There generally is no stated commission in the case of securities traded in the over-the-counter market but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In certain instances, the Fund may make purchases of underwritten issues at prices which include underwriting fees.

Portfolio securities may be purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained through other means. Portfolio securities will not be purchased from Nuveen Securities or its affiliates or affiliates of Symphony except in compliance with the 1940 Act. With respect to interests in Adjustable Rate Loans, the Fund generally will engage in privately negotiated transactions for purchase or sale in which Symphony will negotiate on behalf of the Fund, although a more developed market may exist for many Adjustable Rate Loans. The Fund may be required to pay fees, or forgo a portion of interest and any fees payable to the Fund, to the lender selling participations or assignments to the Fund. Symphony will determine the lenders from whom the Fund will purchase assignments and participations by considering their professional ability, level of service, relationship with the Borrower, financial condition, credit standards and quality of management. See “Risk Factors” in the Prospectus.

It is the policy of Symphony to seek the best execution under the circumstances of each trade. Symphony will evaluate price as the primary consideration, with the financial condition, reputation and responsiveness of the dealer considered secondary in determining best execution. Given the best execution obtainable, it will be Symphony’s practice to select dealers which, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to Symphony. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to Symphony’s own research efforts, the receipt of research information is not expected to reduce significantly Symphony’s expenses. While Symphony will be primarily responsible for the placement of the business of the Fund, the policies and practices of Symphony in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees of the Fund.

Symphony may manage other investment accounts and investment companies for other clients that may invest in the same types of securities as the Fund and which may have investment objectives similar to those of the Fund. Symphony seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell assets or securities by the Fund and another advisory account. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where the Adviser reasonably determines that departure from a pro rata allocation is advisable. There may also be instances where the Fund will not participate at all in a transaction that is allocated among other accounts. While these allocation procedures could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Board of Trustees that the benefits available from Symphony’s management

60

outweigh any disadvantage that may arise from Symphony’s larger management activities and its need to allocate securities.

Substantially all of the Fund’s trades are effected on a principal basis. The following table sets forth the aggregate amount of brokerage commissions paid by the Fund for the last three fiscal years:

Brokerage Commissions Paid
Fiscal year ended July 31, 2017	$40,289
Fiscal year ended July 31, 2016	$302,548
Fiscal year ended July 31, 2015	$353,851

During the fiscal year ended July 31, 2017, the Fund paid $39,821 to brokers as commissions in return for research services and the aggregate amount of those transactions on which such commissions were paid was $26,304,586,874.

During the fiscal year ended July 31, 2017, the Fund has acquired the securities of its regular brokers or dealers as defined in Rule 10b-1 under the 1940 Act or of the parents of the brokers or dealers. The following table sets forth those brokers or dealers and states the value of the Fund's aggregate holdings of the securities of each issuer as of July 31, 2017:

Broker/Dealer	Issuer	Aggregate Fund Holdings of Broker/Dealer or Parent (as of July 31, 2017)
Morgan Stanley Co., Inc.	Morgan Stanley, Credit Default Swap	$1,375,436	*
Barclays Bank	Barclays, Short Term High Yield Bond ETF	—
State Street Bank & Trust Co.	Fixed Income Clearing Corporation, Repurchase Agreement	—

*	Amount reflects unrealized appreciation/depreciation.

Under the 1940 Act, the Fund may not purchase portfolio securities from any underwriting syndicate of which the Distributor is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the terms of a security purchased by the Fund, the amount of securities that may be purchased in any one issue and the assets of the Fund that may be invested in a particular issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees, including a majority of the independent trustees.

NET ASSET VALUE

The Fund determines the net asset value of its shares daily, as of the close of regular session trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern Time). Net asset value is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of Common Shares outstanding. In addition, accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.

The Fund uses an independent pricing service to value most Adjustable Rate Loans and other debt securities at their market value or at a fair value determined by the independent pricing service. The Fund will use the fair value method to value loans or other securities if the independent pricing service is unable to provide a market or fair value for them or if the market value provided by the independent pricing service is deemed unreliable, or if

61

events occurring after the close of a securities market and before the Fund values its Managed Assets would materially affect net asset value. The Fund currently expects that the independent pricing service will be unable to provide a market or fair value for most of the privately negotiated subordinated loans issued by middle-market companies in which the Fund may invest. The Fund will determine a fair value of such loans on a daily basis and may engage an independent appraiser to periodically provide an independent determination of such fair value. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair value procedures.

An independent pricing service typically will value Adjustable Rate Loans at the mean of the highest bona fide bid and lowest bona fide ask prices when current quotations are readily available. Adjustable Rate Loans for which current quotations will not be readily available are valued at a fair value as determined by the pricing service provider using a wide range of market data and other information and analysis, including credit considerations considered relevant by the pricing service provider to determine valuations. The procedures of any independent pricing service and its valuations will be reviewed by the officers of the Fund under the general supervision of the Board of Trustees. If the Fund believes that a value provided by a pricing service provider does not represent a fair value as a result of information specific to that Adjustable Rate Loan or Borrower thereunder or its affiliates, which the Fund believes that the pricing agent may not be aware, the Fund may in its discretion value the Adjustable Rate Loan subject to procedures approved by the Board of Trustees and reviewed on a periodic basis, and the Fund will utilize that price instead of the price as determined by the pricing service provider. In addition to such information the Fund will consider, among other factors, (i) the creditworthiness of the Borrower and (ii) the current interest rate, the period until the next interest rate reset and maturity of such Adjustable Rate Loan interests in determining a fair value of an Adjustable Rate Loan. If the independent pricing service does not provide a value for an Adjustable Rate Loan or if no pricing service provider is then acting, a value will be determined by the Fund in the manner described above.

It is expected that the Fund’s net asset value will fluctuate as a function of interest rate and credit factors. Non-loan holdings (other than debt securities, including short term obligations) may be valued on the basis of prices furnished by one or more pricing services that determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities will be valued at the last sale price on the exchange that is the primary market for such securities, or the average of the last quoted bid price and asked price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. Marketable securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. The value of interest rate swaps will be based upon a dealer quotation.

Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services at the mean between the latest available bid and asked prices. Over-the counter options are valued at the mean between the bid and asked prices provided by dealers. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices. Short-term obligations having remaining maturities of less than 60 days are valued at amortized cost, which approximates value, unless the Board of Trustees determines that under particular circumstances such method does not result in fair value. Debt securities (other than short-term obligations) may be valued on the basis of valuations furnished by a pricing service that determines valuations based upon market transactions for normal, institutional-size trading units of such securities. Securities for which there is no such quotation or valuation and all other assets are valued at fair value as determined in good faith by or at the direction of the Fund’s Board of Trustees.

Generally, trading in many foreign securities that the Fund may hold will be substantially completed each day at various times prior to the close of the NYSE. The values of these securities used in determining the net asset value of the Fund generally will be computed as of such times. Occasionally, events affecting the value of foreign securities may occur between such times and the close of the NYSE, which will not be reflected in the

62

computation of the Fund’s net asset value (unless the Fund deems that such events would materially affect its net asset value, in which case an adjustment would be made and reflected in such computation). The Fund may rely on an independent fair valuation service in making any such adjustment. Foreign securities and currency held by the Fund will be valued in U.S. dollars; such values will be computed by the custodian based on foreign currency exchange rate quotations supplied by an independent quotation service.

DISTRIBUTIONS

The Fund pays regular monthly distributions to Common Shareholders at a level rate (stated in terms of a fixed cents per Common Share dividend rate) that reflects the past and projected performance of the Fund. Distributions can only be made from net investment income after paying any accrued dividends to preferred shareholders, if any, and interest and required principal payments on borrowings. The Fund does not currently have any preferred shares outstanding.

To permit the Fund to maintain a more stable monthly distribution, the Fund may from time to time distribute less than the entire amount of net investment income earned in a particular period. Such undistributed net investment income would be available to supplement future distributions, including distributions that might otherwise have been reduced by a decrease in the Fund’s monthly net income due to fluctuations in investment income or expenses, an increase in interest payments on borrowings or due to an increase in the dividend rate on the Fund’s Term Preferred Shares, including other outstanding preferred shares, if issued in the future. As a result, the distributions paid by the Fund for any particular period may be more or less than the amount of net investment income actually earned by the Fund during such period. However, the Fund intends to maintain distributions of net investment income for any period in amounts sufficient to continue to qualify under Subchapter M of the Internal Revenue Code for treatment as a regulated investment company (as explained more fully below in “Tax Matters”). Undistributed net investment income will be added to the Fund’s net asset value and, correspondingly, distributions from undistributed net investment income will be deducted from the Fund’s net asset value.

As explained more fully below in “Tax Matters,” the Fund might not distribute to Common Shareholders all or a portion of any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) for a taxable year. If the Fund does not distribute all of its net capital gain for a taxable year, it will pay U.S. federal income tax on the retained gain. Each Common Shareholder of record as of the end of the Fund’s taxable year will include in income for federal income tax purposes, as long-term capital gain will be deemed to have paid his or her proportionate share of the tax paid by the Fund, and will be entitled to an income tax credit or refund for that share of the tax. The Fund will treat retained capital gains as a substitute for equivalent cash distributions. While not currently anticipated, if the Fund makes total distributions during a given calendar year in an amount that exceeds the Fund’s net investment income and net realized long-term capital gains for the calendar year, the excess will generally be treated by Common Shareholders as a return of capital for tax purposes.

For tax purposes, the Fund is currently required to allocate net capital gain and other taxable income, if any, between Common Shares and Term Preferred Shares (including other preferred shares, if preferred shares are issued in the future), in proportion to total dividends paid to each class for the year in which such net capital gain or other taxable income is realized. For information relating to the impact of the issuance of preferred shares on the distributions made by the Fund to Common Shareholders, see the Fund’s Prospectus under “Use of Leverage.”

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PLAN OF DISTRIBUTION

The Fund may sell, on an immediate, continuous or delayed basis, in one or more offerings under this Prospectus and any related prospectus supplement, the Term Preferred Shares offered under this Prospectus through

•	underwriting syndicates; and

•	privately negotiated transactions.

The aggregate amount of Term Preferred Shares that the Fund may offer in connection with this offering is limited to $250,000,000. The Fund will bear the expenses of the offering, including but not limited to, the expense of preparing the Prospectus and Statement of Additional Information for the offering, and the expense of counsel and auditors in connection with the offering.

Distribution Through Underwriting Syndicates

The Fund from time to time may issue Term Preferred Shares through a syndicated offering. The Fund will launch a syndicated offering on a day, and upon terms, mutually agreed upon between the Fund and the underwriting syndicate, as described in a prospectus supplement.

The Fund will offer Term Preferred Shares at a price of $1,000 per share, including underwriting discounts and commissions, which will be paid by investors. The applicable underwriting discounts and commissions will be negotiated by the Fund in consultation with the underwriting syndicate and will be disclosed in a prospectus supplement.

Privately Negotiated Transactions

The Fund from time to time may sell directly to, and solicit offers from, institutional and other sophisticated investors, who may be deemed to be underwriters, as defined in the 1933 Act, for any resale of the Term Preferred Shares.

The terms of such privately negotiated transactions will be subject to the discretion of the management of the Fund. In determining whether to sell Term Preferred Shares through a privately negotiated transaction, the Fund will consider relevant factors including, but not limited to, the attractiveness of obtaining additional funds through the sale of Term Preferred Shares, the purchase price to apply to any such sale of Term Preferred Shares and the person seeking to purchase the Term Preferred Shares.

Term Preferred Shares issued by the Fund through privately negotiated transactions will be issued at a price and an applicable discount determined by the Fund on a transaction-by-transaction basis and will be disclosed in a prospectus supplement.

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DESCRIPTION OF OUTSTANDING SHARES AND DEBT

Common Shares

The Declaration authorizes the issuance of an unlimited number of Common Shares. The Common Shares have a par value of $0.01 per share and, subject to the rights of holders of Preferred Shares, including Term Preferred Shares issued, have equal rights to the payment of dividends and the distribution of assets upon liquidation. The Common Shares when issued, were fully paid and, subject to matters discussed in “Certain Provisions in the Declaration of Trust and By-Laws,” non-assessable, and have no pre-emptive or conversion rights except as may be determined by the Board of Trustees, in their sole discretion, or rights to cumulative voting. Each whole Common Share has one vote with respect to matters upon which a shareholder vote is required, and each fractional share shall be entitled to a proportional fractional vote consistent with the requirements of the 1940 Act and the rules promulgated thereunder, and will vote together as a single class. Whenever the Fund incurs Borrowings and/or Preferred Shares are outstanding, Common Shareholders will not be entitled to receive any cash distributions from the Fund unless all interest on such Borrowings has been paid and all accrued dividends on Preferred Shares have been paid, unless asset coverage (as defined in the 1940 Act) with respect to any borrowings would be at least 300% after giving effect to the distributions and asset coverage (as defined in the 1940 Act) with respect to Preferred Shares would be at least 200% after giving effect to the distributions. See “—Preferred Shares” below.

The Common Shares are listed on the NYSE and trade under the ticker symbol “JQC”. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing. The Fund will not issue share certificates.

Unlike open-end funds, closed-end funds like the Fund do not provide daily redemptions. Rather, if a Common Shareholder determines to buy additional Common Shares or sell shares already held, the Common Shareholder may conveniently do so by trading on the exchange through a broker or otherwise. Common Shares of closed-end investment companies may frequently trade on an exchange at prices lower than NAV. Common Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than NAV and have during other periods traded at prices lower than NAV.

Because the market value of the Common Shares may be influenced by such factors as distribution levels (which are in turn affected by expenses), call protection, dividend stability, portfolio credit quality, NAV, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot assure you that Common Shares will be trading at a price equal to or higher than NAV in the future. The Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See “Repurchase of Fund Shares; Conversion to Open-End Fund.”

Senior Securities Representing Indebtedness

The Fund’s Declaration authorizes the Fund, without approval of the Common Shareholders, to borrow money. In this connection, the Fund may issue “senior securities representing indebtedness,” which are bonds, debentures, notes or similar obligations or instruments constituting a security and evidencing indebtedness (including the Fund’s obligations under any Borrowings), and may secure any such senior securities representing indebtedness by mortgaging, pledging or otherwise subjecting as security the Fund’s assets. Any senior securities representing indebtedness will likely be ranked senior or equal to all other existing and future debt of the Fund. In connection with any Borrowings, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate.

As noted above, the Fund has entered into the Credit Facilities with the Noteholder and Société Générale. Under the terms of the Credit Facilities, the Fund cannot make any redemption or dividend payment on the Term

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Preferred Shares if a default (or insolvency event) exists or would result from such payment; provided that, until the Noteholder takes certain actions with respect to the default (or insolvency event), the Fund may make payments following the default (or insolvency event) solely to the extent necessary to enable the Fund to maintain its status as a regulated investment company under Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”) and to avoid the imposition of an excise tax on the Fund under Section 4982 of the Code. If the Fund fails to have asset coverage of at least 222% at any time, the Fund must submit a prepayment plan and within 10 Business Days use available funds to prepay Borrowings, such that the Fund regains asset coverage with respect to the sum of total Borrowings outstanding under the Credit Agreement and the Repo Facility of at least 256%.

The rights of lenders, including Société Générale and the Noteholder, to the Fund to receive interest on and repayment of principal of any such Borrowings is senior to those of the Shareholders, and the terms of these Borrowings contain provisions which limit certain activities of the Fund, including the payment of dividends to Shareholders in certain circumstances. Further, the 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund’s eligibility for treatment as a regulated investment company under the Code, the Fund will attempt to repay or restructure the Borrowings to preserve that eligibility. Borrowings, including the Credit Agreement, are ranked senior or equal to all other existing and future borrowings of the Fund. The Fund may also borrow up to an additional 5% of its total assets for temporary purposes. The Fund may also borrow money for repurchase of its shares or as a temporary measure for extraordinary or emergency situations. See “Investment Restrictions” above.

Notwithstanding the foregoing, at any time, should the Fund have outstanding any “senior securities representing indebtedness”, the Fund may not purchase, redeem or acquire any of its Common Shares or Preferred Shares unless at the time of such purchase, redemption, or acquisition, the asset coverage of such senior securities representing indebtedness pursuant to the 1940 Act (determined after deducting the acquisition price of such Common or Preferred Shares) is at least 300%. Additionally, the Fund will generally not be permitted to declare dividends or other distributions on its Common Shares unless, at the time of such declaration or distribution, the asset coverage applicable to such senior securities representing indebtedness pursuant to the 1940 Act (determined after deducting the dividend or distribution amount) is at least 300%. Further, the 1940 Act (in certain circumstances) grants to the holders of such senior securities representing indebtedness (1) the right to declare a default, and (2) certain voting rights, in the event that specified asset coverage levels on such senior debt securities are not maintained. Specifically, in accordance with Section 18 of the 1940 Act, it shall be deemed an event of default if the asset coverage of such senior debt securities falls below 100% on the last business day of each month for 24 consecutive calendar months. In addition, senior debt security holders will be permitted to elect at least a majority of the Fund’s trustees if the asset coverage of such senior debt securities falls below 100% on the last business day of each month for a 12 calendar month period. These voting rights will continue until such asset coverage equals at least 110% on the last business day of each month for three consecutive calendar months. The provisions described in this paragraph do not apply, however, to bank or other privately arranged debt that is not intended to be publicly distributed.

In addition, as with the issuance of Preferred Shares, certain types of leverage may result in the Fund being subject to certain restrictions imposed by guidelines of one or more rating agencies that may issue ratings for commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

Inter-Fund Borrowing and Lending.    The SEC has granted an exemptive order permitting the Nuveen registered open-end and closed-end funds, including the Fund, to participate in an inter-fund lending facility whereby those funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions.

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The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business days’ notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board of Trustees of the Nuveen Funds is responsible for overseeing the Inter-Fund Program. The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Preferred Shares

The Fund’s Declaration authorizes the issuance of an unlimited number of Preferred Shares in one or more classes or series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Common Shareholders. The terms of any Preferred Shares that may be issued by the Fund may be the same as, or different from, the terms described below, subject to applicable law and the Declaration.

Under the 1940 Act, the Fund is not permitted to issue “senior securities” that are Preferred Shares if, immediately after the issuance of Preferred Shares, the asset coverage ratio would be less than 200%. See “Use of Leverage.” Additionally, the Fund will generally not be permitted to purchase any of its Common Shares or declare dividends (except a dividend payable in Common Shares) or other distributions on its Common Shares unless, at the time of such purchase or declaration, the asset coverage ratio with respect to such Preferred Shares, after taking into account such purchase or distribution, is at least 200%.

Distribution Preference.    Any Preferred Shares would have complete priority over the Common Shares as to distribution of assets.

Liquidation Preference.    In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of Preferred Shares would be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to Common Shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, holders of Preferred Shares will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation or merger of the Fund with or into another entity or a sale of all or substantially all of the assets of the Fund shall not be deemed to be a liquidation, dissolution or winding up of the Fund.

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Voting Rights.    In connection with any issuance of Preferred Shares, the Fund must comply with Section 18(i) of the 1940 Act, which requires, among other things, that Preferred Shares be voting shares and have equal voting rights with Common Shares. Except as otherwise indicated in the SAI and except as otherwise required by applicable law, holders of Preferred Shares would vote together with Common Shareholders as a single class.

For a discussion of Term Preferred Shares, see “Description of Term Preferred Shares” in the Prospectus.

CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration of Trust further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

The Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Declaration of Trust requires a vote by holders of at least two-thirds of the common shares and preferred shares, if issued in the future, voting together as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund, or a series or class of the Fund, with any corporation, association, trust or other organization or a reorganization of the Fund, or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities), (4) in certain circumstances, a termination of the Fund, or a series or class of the Fund or (5) removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration of Trust or the By-Laws, in which case the affirmative vote of the holders of at least a majority of the Fund’s common shares and preferred shares, if issued in the future, outstanding at the time, voting together as a single class, is required; provided, however, that where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), the required vote only by the applicable class or series will be required. Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization which adversely affects the holders of preferred shares, if issued in the future, the action in question will also require the affirmative vote of the holders of at least two-thirds of the Fund’s preferred shares, if issued in the future, outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration of Trust or the By-Laws, the affirmative vote of the holders of at least a majority of the Fund’s preferred shares, if issued in the future, outstanding at the time, voting as a separate class. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the common shares and preferred shares, if issued in the future, voting together as a single class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of preferred shares, if issued in the future, shares are higher than those required by the 1940 Act. The Board of Trustees is divided into three classes, such a staggered board could delay for up to two years the replacement of a majority of the Board of Trustees. The Board of Trustees believes that the provisions of the Declaration of Trust relating to such higher votes are in the best interest of the Fund and its shareholders.

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Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

The Declaration of Trust provides that the obligations of the Fund are not binding upon the trustees of the Fund individually, but only upon the assets and property of the Fund, and that the trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration of Trust, however, protects a trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

The Fund is a closed-end investment company and as such its Common Shareholders will not have the right to cause the Fund to redeem their Common Shares. Instead, the Fund’s Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Fund’s Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount. On August 1, 2017, the Fund’s Board of Trustees renewed the Fund’s open market share repurchase program under which the Fund may repurchase up to 10% of its Common Shares. Since the inception of the Fund’s share repurchase program through June 30, 2018, the Fund has repurchased 5,315,700 Common Shares under the program.

Notwithstanding the foregoing, at any time if the Fund has preferred shares outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued preferred shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund’s portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding preferred shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). The staff of the U.S. Securities and Exchange Commission currently requires that any tender offer made by a closed-end investment company for its shares must be at a price equal to the net asset value of such shares at the close of business on the last day of the tender offer. Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Trustees would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

Although the decision to take action in response to a discount from net asset value will be made by the Board of the Fund at the time it considers such issue, it is the Board’s present policy, which may be changed by the Board, not to authorize repurchases of Common Shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the Common Shares from the NYSE, or (b) impair the Fund’s eligibility for treatment as a regulated investment company under the Internal Revenue Code or impair the Fund’s status as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s

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investment objective and policies in order to repurchase shares; or (3) there is, in the Board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the NYSE, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board of Trustees of the Fund may in the future modify these conditions in light of experience.

Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Fund’s common shares and preferred shares, if issued in the future, outstanding at the time, voting together as a single class, and of the holders of at least two-thirds of the Fund’s preferred shares, if issued in the future, outstanding at the time, voting as a separate class, provided, however, that such separate class vote shall be a majority vote if the action in question has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or By-Laws. See the Prospectus under “Certain Provisions in the Declaration of Trust” for a discussion of voting requirements applicable to conversion of the Fund to an open-end company. If the Fund converted to an open-end company, it would be required to redeem all preferred shares then outstanding, and the Fund’s Common Shares would no longer be listed on the NYSE. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Trustees of the Fund may at any time propose conversion of the Fund to an open-end company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing.

The repurchase by the Fund of its shares at prices below net asset value would result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value would result in the Fund’s shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund’s shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by the Fund of its Common Shares would decrease the Fund’s total assets which would likely have the effect of increasing the Fund’s expense ratio. Any purchase by the Fund of its Common Shares at a time when preferred shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining.

Before deciding whether to take any action if the Fund’s Common Shares trade below net asset value, the Board of the Fund would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund’s Common Shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

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TAX MATTERS

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances, nor does it purport to deal with all categories of investors (including investors in Common Shares with large positions in the Fund). Unless otherwise noted, this discussion assumes you are a U.S. shareholder and that you hold your shares as a capital asset. This discussion is based upon present provisions of the Internal Revenue Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

The Fund intends to qualify annually as a regulated investment company (a “RIC”) under the Internal Revenue Code. To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in qualified publicly traded partnerships; (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of a single issuer, in the securities (other than securities of other RICs) of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships; and (c) distribute for each taxable year an amount at least equal to the sum of 90% of its investment company taxable income (determined without regard to the deduction for dividends paid) and 90% of its net tax exempt interest income.

As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Internal Revenue Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Fund might not distribute all of its net investment income, and the Fund is not required to distribute any portion of its net capital gain to qualify for treatment as a RIC. If the Fund qualifies for such treatment but does not distribute all of its net capital gain and net investment income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount of capital gain as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount; (ii) will be deemed to have paid their proportionate shares of the tax paid by the Fund on such undistributed amount and will be entitled to credit that amount of tax against their federal income tax liabilities, if any; and (iii) will be entitled to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder.

The Fund intends to distribute to its shareholders, at least annually, substantially all of its net investment income and net capital gain. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital

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gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be “spilled back” and treated for certain purposes as paid by the Fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a RIC’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are also treated as paid by the RIC when they are actually paid.

If the Fund fails to satisfy the qualifying income or diversification requirements in any taxable year, the Fund may be eligible for certain relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. In order to be eligible for the relief provisions with respect to a failure to meet the diversification requirements, the Fund may be required to dispose of certain assets. If these relief provisions are not available to the Fund and it fails to qualify for treatment as a RIC for a taxable year, the Fund will be taxable at regular corporate tax rates (and, to the extent applicable, at corporate alternative minimum tax rates). In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits, subject to the dividends-received deduction for corporate shareholders and to the tax rates applicable to qualified dividend income distributed to noncorporate shareholders. In such an event, distributions in excess of the Fund’s current and accumulated earnings and profits will be treated first as a tax-free return of capital to the extent of the holder’s adjusted tax basis in the shares (reducing that basis accordingly), and any remaining distributions will be treated as a gain from a sale of shares. To requalify for treatment as a RIC in a subsequent taxable year, the Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. In addition, if the Fund were to fail to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay a Fund-level tax on certain net built-in gains recognized with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a RIC in a subsequent year.

The Board reserves the right not to maintain the qualification of the Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders.

Distributions

Dividends paid out of the Fund’s net investment income will generally be taxable to a shareholder as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. Because the Fund may invest a portion of its Managed Assets in domestic and international equity securities, a portion of the Fund’s dividends may be treated as qualified dividend income, which is taxable to noncorporate taxpayers at rates of up to 20%. Dividend income distributed to individual and certain other noncorporate shareholders will qualify for U.S. federal income tax rates of up to 20% to the extent that such dividends are attributable to qualified dividend income. Qualified dividend income generally means dividend income received from the Fund’s investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are met by both the Fund and the shareholders.

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A foreign corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States and meets certain additional requirements. Certain foreign corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividends paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States.

A dividend that is attributable to qualified dividend income of the Fund that is paid by the Fund to a shareholder will not be taxable as qualified dividend income to such shareholder (1) if the dividend is received with respect to any share of the Fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. The “ex-dividend” date is the date on which the owner of the share at the commencement of such date is entitled to receive the next issued dividend payment for such share even if the share is sold by the owner on that date or thereafter.

Certain dividends received by the Fund from U.S. corporations (generally, dividends received by the Fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately so reported by the Fund may be eligible for the 70% dividends-received deduction generally available to corporations under the Internal Revenue Code. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend in order to be eligible. Capital gain dividends distributed to the Fund from other regulated investment companies are not eligible for the dividends-received deduction. The Fund may invest a portion of its assets in equity securities of U.S. domestic corporations, and it is therefore possible that a portion of the Fund’s distributions may qualify for this deduction. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Fund shares, and, if they borrow to acquire or otherwise incur debt attributable to Fund shares, they may be denied a portion of the dividends-received deduction with respect to those shares. The entire dividend, including the otherwise deductible amount, will be included in determining the excess, if any, of a corporation’s adjusted current earnings over its alternative minimum taxable income, which may increase a corporation’s alternative minimum tax liability. Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for U.S. federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required.

Distributions of net capital gain, if any, reported as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. Long-term capital gains are taxable to noncorporate shareholders at rates of up to 20%. Distributions of short-term capital gain are taxable to shareholders as ordinary income. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the greater of the net asset value or fair market value of a share of the Fund on the reinvestment date. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will first be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her shares. To the extent the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale of shares.

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Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund in October, November, or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared.

A dividend or distribution received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder’s cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions, although also in effect returns of capital, would be taxable to the shareholder in the same manner as other dividends or distributions.

The Fund is required in certain circumstances to withhold (as “backup withholding”) a portion of dividends and certain other payments paid to certain holders of the Fund’s shares who do not furnish to the Fund their correct taxpayer identification numbers (in the case of individuals, their social security numbers) and certain certifications, or who are otherwise subject to backup withholding. The backup withholding rate is 24%. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder’s federal income tax liability, provided the required information and forms are timely furnished to the IRS.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, the Fund may carry net capital losses from any taxable year forward to offset capital gains in future years. For U.S. federal income tax purposes, the Fund is permitted to carry forward a net capital loss from any taxable year that began on or before December 22, 2010 to offset its capital gains, if any, for up to eight years following the year of the loss. The Fund is permitted to carry forward indefinitely a net capital loss from any taxable year that began after December 22, 2010 to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to shareholders. Carryforwards of losses from taxable years that began after December 22, 2010 must be fully utilized before the Fund may utilize carryforwards of losses from taxable years that began on or before December 22, 2010. Generally, the Fund may not carry forward any losses other than net capital losses. Under certain circumstances, the Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

Sale of Fund Shares

Sales and repurchases generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in Fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and to ascertain the tax treatment of any gains or losses recognized in such transactions. In general, if Fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder’s adjusted tax basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss recognized by a shareholder upon the sale, repurchase or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to such shares (including any amounts credited to the shareholder as undistributed capital gains).

Losses on sales or other dispositions of shares may be disallowed under “wash sale” rules in the event of other investments in the fund (including investments made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after the sale or other

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disposition of shares or in the event the shareholder enters into a contract or option to repurchase shares within such period. In such a case, the disallowed portion of any loss generally would be included in the adjusted tax basis of the shares acquired in the other investments.

Nature of Fund’s Investments

Certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert long-term capital gain into short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) change the time at which a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions. The Fund may make certain tax elections in order to mitigate the effect of these provisions.

The Internal Revenue Code imposes constructive sale treatment for federal income tax purposes on certain hedging strategies with respect to appreciated financial positions. Under these rules, taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales or “offsetting notional principal contracts” (as defined by the Internal Revenue Code) with respect to, or futures or forward contracts to deliver, the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property.

As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or expense, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year).

The Fund’s investment program and the tax treatment of Fund distributions may be affected by IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Original Issue Discount Securities

Investments by the Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (“original issue discount”) each year that the securities are held, even though the Fund may receive no cash interest payments or may receive cash interest payments that are less than the income recognized for tax purposes. This income is included in determining the amount of income which the Fund must distribute to avoid the payment of federal income tax and the 4% excise tax. Because such income may not be matched by a corresponding cash payment to the Fund, the Fund may be required to borrow money or dispose of securities to be able to make distributions to its shareholders.

Market Discount

Any market discount recognized on a market discount bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value, or below adjusted issue price if issued with original issue discount. Absent an election by the Fund to include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

Futures Contracts and Options

The Fund’s transactions in futures contracts and options will be subject to special provisions of the Internal Revenue Code that, among other things, may affect the character of gains and losses realized by the Fund (e.g.,

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may affect whether gains or losses are ordinary or capital), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) may require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out at the end of each taxable year), and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for qualifying to be treated as a RIC and the distribution requirements for avoiding excise taxes. The Fund intends to monitor its transactions, make tax elections and make appropriate entries in its books and records when it acquires any futures contract, option or hedged investment in an effort to mitigate the effect of these rules and prevent disqualification of the Fund from being treated as a RIC.

Foreign Taxes

Since the Fund may invest in foreign securities, its income from such securities may be subject to non-U.S. taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of the Fund generally will not be entitled to a credit or deduction with respect to any such taxes paid by the Fund.

Currency Fluctuations

Gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Income not Effectively Connected with a U.S. Trade or Business

If the income received from the Fund is not “effectively connected” with a U.S. trade or business carried on by the foreign shareholder, distributions of net investment income (including distributions of short-term capital gain) will generally be subject to a U.S. withholding tax of 30% (or lower treaty rate, except in the case of any excess inclusion income allocated to the shareholder), which tax is generally withheld from such distributions.

For taxable years of the Fund beginning on or before December 31, 2013, dividends reported by the Fund as (i) interest-related dividends, to the extent such dividends are derived from the fund’s “qualified net interest income,” or (ii) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain,” are generally exempt from this 30% withholding tax. “Qualified net interest income” is the Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the Fund’s net short-term capital gain for the taxable year over its net long-term capital loss, if any.

Distributions of net capital gain and any amounts retained by the Fund which are designated as undistributed capital gains generally will not be subject to U.S. tax at the rate of 30% (or lower treaty rate). In the case of a foreign shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the foreign shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption.

Income Effectively Connected with a U.S. Trade or Business

If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a foreign shareholder, then distributions of net investment income and capital gain dividends, any amounts retained by the Fund which are designated as undistributed capital gains and any gains realized upon the sale or exchange of

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shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Internal Revenue Code. Certain certification and disclosure requirements, including delivery of a properly executed IRS Form W-8ECI, must be satisfied for income effectively connected with a U.S. trade or business to be exempt from the 30% withholding described above under “Foreign Shareholders—Income not Effectively Connected with a U.S. Trade or Business”.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

Other Tax Considerations

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, interest, dividends and certain capital gains (among other categories of income) are generally taken into account in computing a shareholder’s net investment income.

Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

FINANCIAL STATEMENTS

The audited financial statements, financial highlights and notes thereto and the independent registered public accounting firm’s report thereon, appearing in the Fund’s Annual Report for the fiscal year ended July 31, 2017 and the unaudited financial statements, financial highlights and notes thereto appearing in the Fund’s Semi-Annual Report for the reporting period ended January 31, 2018 are incorporated herein by reference in this SAI. The Fund’s Annual and Semi-Annual Shareholder Reports may be obtained without charge by calling (800) 257-8787 or on Nuveen’s website at www.nuveen.com. The information contained in, or that can be accessed through, the Fund’s website is not part of this SAI.

CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT

AND REDEMPTION AND PAYING AGENT

The custodian of the assets, including all foreign assets, of the Fund is State Street Bank and Trust Company (State Street), One Lincoln Street, Boston, Massachusetts 02111. State Street performs custodial, fund accounting and portfolio accounting services. As foreign custody manager, State Street may place and maintain the Fund’s foreign securities with foreign banking institution sub-custodians employed by State Street or foreign securities depositories, all in accordance with the applicable provisions of the Fund’s custody agreement. The use of such foreign sub-custodians or foreign securities depositories may give rise to additional risks to the Fund. See “Risk Factors—Issuer Level Risks—Non-U.S. Securities Risk” in the prospectus. The Fund’s transfer, shareholder services and dividend disbursing agent and, with respect to the Term Preferred Shares, its redemption and paying agent is Computershare Inc. and Computershare Trust Company, N.A., 250 Royall Street, Canton, Massachusetts 02021.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, an independent registered public accounting firm, provides auditing services to the Fund. The principal business address of KPMG LLP is 200 East Randolph Street, Chicago, Illinois 60601.

LEGAL OPINIONS

Certain legal matters in connection with the Term Preferred Shares will be passed upon for the Fund by Stradley Ronon Stevens & Young, LLP, Chicago, Illinois, and any additional legal opinions will be described in a prospectus supplement. Stradley Ronon Stevens & Young, LLP may rely as to certain matters of Massachusetts law on the opinion of                             , Boston, Massachusetts.

ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the SEC, Washington, D.C. The Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund, the Common Shares and the Term Preferred Shares offered hereby, reference is made to the Fund’s Registration Statement. Statements contained in the Fund’s Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

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APPENDIX A

NUVEEN CREDIT STRATEGIES INCOME FUND

FORM OF STATEMENT ESTABLISHING AND FIXING THE RIGHTS AND PREFERENCES

OF TERM PREFERRED SHARES

(with respect to Series          and any series subsequently added by appendix)

NUVEEN CREDIT STRATEGIES INCOME FUND

STATEMENT ESTABLISHING AND FIXING THE RIGHTS AND PREFERENCES OF TERM PREFERRED SHARES

(with respect to Series [        ] and any series subsequently added by appendix)

Effective as of                                         , 2018

Nuveen Credit Strategies Income Fund (the “Fund”), a Massachusetts business trust, certifies that:

RECITALS

FIRST: The Fund is authorized under Article IV of the Fund’s Declaration of Trust, as amended (which, as hereafter restated or amended from time to time, is herein called the “Declaration”), to issue an unlimited number of Preferred Shares (as defined below), par value $.01 per share.

SECOND: Pursuant to the authority expressly vested in the Board of Trustees of the Fund by Article IV of the Declaration, the Board of Trustees has, by resolution, authorized the issuance of Preferred Shares, $.01 par value per share, of the Fund, such shares to be classified as Term Preferred Shares (“Term Preferred”), and such Term Preferred shares to be issued in one or more series (each, a “Series”). The terms related to a Series may be set forth in this Statement through an Appendix (as defined below) attached hereto or in a separate statement.

THIRD: The number of shares, preferences, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, of each Series of Term Preferred shares subject to this Statement, as now or hereafter authorized by the Board of Trustees, are set forth in this Statement, as modified, amended or supplemented in an appendix to this Statement (each an “Appendix” and collectively the “Appendices”) specifically relating to such Series (each such Series being referred to herein as a “Series of Term Preferred Shares” or “Term Preferred Shares of a Series”), and shares of all such Series of Term Preferred Shares subject to this Statement being referred to herein individually as a “Term Preferred Share” and collectively as the “Term Preferred Shares”).

1 DEFINITIONS

1.1 Definitions. Unless the context or use indicates another or different meaning or intent and except with respect to any Series of Term Preferred Shares as specifically provided in the Appendix applicable to such Series of Term Preferred Shares, each of the following terms when used in this Statement shall have the meaning ascribed to it below, whether such term is used in the singular or plural and regardless of tense:

“1940 Act” means the Investment Company Act of 1940, as amended, or any successor statute.

“1940 Act Asset Coverage” means “asset coverage,” as defined for purposes of Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Fund which are shares of stock for purposes of the 1940 Act, including all outstanding Term Preferred Shares (or such other asset coverage as may in the future be specified in or under the 1940 Act or by rule, regulation or order of the United States Securities and Exchange Commission as the minimum asset coverage for senior securities which are shares of stock of a closed-end investment company).

“Adviser” means Nuveen Fund Advisors, LLC, a Delaware limited liability company, or such other entity as shall be then serving as the investment adviser of the Fund, and shall include, as appropriate, any sub-adviser duly appointed by the Adviser.

“Appendices” and “Appendix” shall have the respective meanings as set forth in the Recitals of this Statement.

“Asset Coverage” means “asset coverage” of a class of senior security which is a stock, as defined for purposes of Section 18(h) of the 1940 Act as in effect on the date hereof, determined on the basis of values calculated as of a time within 48 hours (only including Business Days) next preceding the time of such determination.

“Asset Coverage Cure Date” means, with respect to the failure by the Fund to maintain Asset Coverage of the Term Preferred Shares of at least 225% as of the close of business on a Business Day (as required by Section 2.4(a)), the date that is thirty (30) calendar days following such Business Day.

“Asset Coverage Redemption Price” shall have the meaning as set forth in Section 2.5(b)(ii).

“Board of Trustees” means the Board of Trustees of the Fund or any duly authorized committee thereof as permitted by applicable law.

“Business Day” means any day (a) other than a day on which commercial banks in The City of New York, New York are required or authorized by law or executive order to close and (b) on which the New York Stock Exchange is not closed.

“By-Laws” means the By-Laws of the Fund as amended from time to time.

“Code” means the Internal Revenue Code of 1986, as amended.

“Common Shares” means the common shares of beneficial interest, par value $.01 per share, of the Fund.

“Corrective Action” means, for the purpose of allowing the Fund to comply with the Asset Coverage requirements set forth in Section 2.4(a), (i) an Irrevocable Deposit; (ii) the repayment of indebtedness of the Fund; (iii) corrective trades involving Fund assets; or (iv) any combination of the actions described in clauses (i) through (iii) of this definition.

“Custodian” means a bank, as defined in Section 2(a)(5) of the 1940 Act, that has the qualifications prescribed in paragraph 1 of Section 26(a) of the 1940 Act, or such other entity as shall be providing custodian services to the Fund as permitted by the 1940 Act or any rule, regulation, or order thereunder, and shall include, as appropriate, any similarly qualified sub-custodian duly appointed by the Fund.

“Custodian Agreement” means any Custodian Agreement by and between the Custodian and the Fund.

“Date of Original Issue” means, with respect to any Series of Term Preferred Shares, the date specified as the Date of Original Issue for such Series of Term Preferred Shares in the Appendix for such Series of Term Preferred Shares.

“Declaration” shall have the meaning as set forth in the Recitals of this Statement.

“Debt Instrument” means instruments, obligations, securities or other investments as described under the heading “Portfolio Composition and Other Information” in the prospectus or other offering document for a Series of Term Preferred Shares.

“Default” shall mean a Dividend Default or a Redemption Default.

“Deposit Securities” means, as of any date, any United States dollar-denominated security or other investment of a type described below that either (i) is a demand obligation payable to the holder thereof on any Business Day or (ii) has a maturity date, mandatory redemption date or mandatory payment date, on its face or at the option of the holder, preceding the relevant Redemption Date, Dividend Payment Date or other payment date in respect of which such security or other investment has been deposited or set aside as a Deposit Security:

(1) cash or any cash equivalent;

(2) any U.S. Government Obligation;

(3) any investment in any money market fund registered under the 1940 Act that qualifies under Rule 2a-7 under the 1940 Act, or similar investment vehicle described in Rule 12d1-1(b)(2) under the 1940 Act, in each case that invests principally in U.S. Government Obligations; or

(4) any letter of credit from a bank or other financial institution that has a credit rating from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to bank deposits or short-term debt of banks or such other financial institutions as of the date of this Statement (or such rating’s future equivalent).

“Dividend Default” shall have the meaning as set forth in Section 2.2(g)(i).

“Dividend Payment Date” means, with respect to any Series of Term Preferred Shares, each of the Dividend Payment Dates for such Series of Term Preferred Shares set forth in the Appendix for such Series of Term Preferred Shares.

“Dividend Period” means, with respect to any Series of Term Preferred Shares, the Dividend Period for such Series of Term Preferred Shares set forth in the Appendix for such Series of Term Preferred Shares.

“Dividend Rate” means, with respect to any Series of Term Preferred Shares and as of any date, the rate per annum specified as the Dividend Rate for such Series of Term Preferred Shares as of such date in the Appendix for such Series of Term Preferred Shares, as adjusted (if applicable) in accordance with the provisions of Section 2.2(g).

“Electronic Means” means email transmission, facsimile transmission or other similar electronic means of communication providing evidence of transmission (but excluding online communications systems covered by a separate agreement) acceptable to the sending party and the receiving party, in any case if operative as between the relevant parties, or, if not operative, by telephone (promptly confirmed by any other method set forth in this definition), which, in the case of notices to the Redemption and Paying Agent and the Custodian, shall be sent by such means to each of its representatives set forth in the Redemption and Paying Agent Agreement and the Custodian Agreement, respectively.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

“Fitch” means Fitch Ratings, Inc. and any successor or successors thereto.

“Fund” shall have the meaning as set forth in the Preamble to this Statement.

“Holder” means, with respect to the Term Preferred Shares of a Series or any other security issued by the Fund, a Person in whose name such security is registered in the registration books of the Fund maintained by the Redemption and Paying Agent or otherwise.

“Increased Rate” shall have the meaning as set forth in Section 2.2(g)(i).

“Irrevocable Deposit” means, with respect to the Term Preferred Shares, the irrevocable deposit with the Redemption and Paying Agent of Deposit Securities or, with respect to other Preferred Shares, the irrevocable deposit with the paying agent for such other Preferred Shares of funds or securities (in accordance with the terms of such other Preferred Shares).

“Liquidation Preference” means, with respect to any Series of Term Preferred Shares, the amount specified as the liquidation preference per share for such Series of Term Preferred Shares in the Appendix for such Series of Term Preferred Shares.

“Liquidity Account Initial Date” means, with respect to any Series of Term Preferred Shares, the date designated as the Liquidity Account Initial Date in the Appendix for such Series of Term Preferred Shares.

“Liquidity Account Investments” means (i) Deposit Securities or (ii) any other security or investment owned by the Fund that is assigned a rating by any of Moody’s, Fitch or Standard & Poor’s of not less than B3, in the case of Moody’s, or B-, in the case of Standard & Poor’s or Fitch, or an equivalent rating by any other NRSRO (or any such rating’s future equivalent).

“Liquidity Requirement” shall have the meaning as set forth in Section 2.10(b).

“Market Value” of any asset of the Fund means, for securities for which market quotations are readily available, the market value thereof determined by an independent third-party pricing service designated from time to time by the Board of Trustees. Market Value of any asset shall include any interest accrued thereon. The pricing service values portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods that include consideration of: yields or prices of Debt Instruments of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques or a matrix system, or both, to determine recommended valuations.

“Moody’s” means Moody’s Investors Service, Inc. and any successor or successors thereto.

“Notice of Redemption” shall have the meaning as set forth in Section 2.5(d)(i).

“NRSRO” means any nationally recognized statistical rating organization within the meaning of Section 3(a)(62) of the Exchange Act that is not an “affiliated person” (as defined in Section 2(a)(3) of the 1940 Act) of the Fund.

“Optional Redemption Date” shall have the meaning as set forth in Section 2.5(c)(i).

“Optional Redemption Premium” means, with respect to any Series of Term Preferred Shares, the premium (expressed as a percentage of the Liquidation Preference of the Term Preferred Shares of such Series of Term Preferred Shares) payable by the Fund upon the redemption of Term Preferred Shares of such Series at the option of the Fund, as set forth in the Appendix for such Series of Term Preferred Shares.

“Optional Redemption Price” shall have the meaning as set forth in Section 2.5(c)(i).

“Outstanding” means, as of any date with respect to Term Preferred Shares of a Series, the number of Term Preferred Shares of such Series theretofore issued by the Fund except (without duplication):

(a) any shares of such Series of Term Preferred Shares theretofore cancelled or redeemed or delivered to the Redemption and Paying Agent for cancellation or redemption in accordance with the terms hereof;

(b) any shares of such Series of Term Preferred Shares as to which the Fund shall have given a Notice of Redemption and irrevocably deposited with the Redemption and Paying Agent sufficient Deposit Securities to redeem such shares in accordance with Section 2.5 hereof; and

(c) any shares of such Series of Term Preferred Shares as to which the Fund shall be the Holder or the beneficial owner.

“Person” means and includes an individual, a partnership, a trust, a corporation, a limited liability company, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

“Preferred Shares” means the authorized preferred shares of beneficial interest, par value $.01 per share, of the Fund, including Term Preferred Shares of each Series, shares of any other series of preferred shares of beneficial interest now or hereafter issued by the Fund, and any other shares of beneficial interest hereafter authorized and issued by the Fund of a class having priority over any other class as to distribution of assets or payments of dividends.

“Rating Agencies” means, as of any date and in respect of a Series of Term Preferred Shares, (i) each of Fitch and Moody’s, to the extent it maintains a rating on the Term Preferred Shares of such Series on such date and has not been replaced as a Rating Agency in accordance with Section 2.7 and (ii) any other NRSRO designated as a Rating Agency on such date in accordance with Section 2.7. Fitch and Moody’s have initially been designated as Rating Agencies for purposes of the Term Preferred Shares subject to this Statement. In the event that at any time any Rating Agency (i) ceases to be a Rating Agency for purposes of any Series of Term Preferred Shares and such Rating Agency has been replaced by another Rating Agency in accordance with Section 2.7, any references to any credit rating of the replaced Rating Agency in this Statement or any Appendix shall be deleted for purposes hereof as provided below and shall be deemed instead to be references to the equivalent credit rating of the Rating Agency that has replaced such Rating Agency as of the most recent date on which such replacement Rating Agency published credit ratings for such Series of Term Preferred Shares or (ii) designates a new rating definition for any credit rating of such Rating Agency with a corresponding replacement rating definition for such credit rating of such Rating Agency, any references to such replaced rating definition of such Rating Agency contained in this Statement or any Appendix shall instead be deemed to be references to such corresponding replacement rating definition. In the event that at any time the designation of any Rating Agency as a Rating Agency for purposes of any Series of Term Preferred Shares is terminated in accordance with Section 2.7, any rating of such terminated Rating Agency, to the extent it would have been taken into account in any of the provisions of this Statement or the Appendix for such Series of Term Preferred Shares, shall be disregarded, and only the ratings of the then-designated Rating Agencies for such Series of Term Preferred Shares shall be taken into account for purposes of this Statement and such Appendix.

“Rating Agency Guidelines” means the guidelines of any Rating Agency, as they may be amended or modified from time to time, compliance with which is required to cause such Rating Agency to continue to issue a rating with respect to a Series of Term Preferred Shares for so long as any Term Preferred Shares of such Series are Outstanding.

“Redemption and Paying Agent” means, with respect to any Series of Term Preferred Shares, State Street Bank and Trust Company and its successors or any other redemption and paying agent appointed by the Fund with respect to such Series of Term Preferred Shares.

“Redemption and Paying Agent Agreement” means, with respect to any Series of Term Preferred Shares, the Redemption and Paying Agent Agreement or other similarly titled agreement by and among the Redemption and Paying Agent for such Series of Term Preferred Shares and the Fund with respect to such Series of Term Preferred Shares.

“Redemption Date” shall have the meaning as set forth in Section 2.5(d)(i).

“Redemption Default” shall have the meaning as set forth in Section 2.2(g)(i).

“Redemption Price” shall mean the Term Redemption Price, the Asset Coverage Redemption Price or the Optional Redemption Price, as applicable.

“Securities Depository” shall mean The Depository Trust Company and its successors and assigns or any other securities depository selected by the Fund that agrees to follow the procedures required to be followed by such securities depository as set forth in this Statement with respect to the Term Preferred Shares.

“Series” shall have the meaning as set forth in the Recitals of this Statement.

“Series of Term Preferred Shares” shall have the meaning as set forth in the Recitals of this Statement.

“Standard & Poor’s” means Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business, and any successor or successors thereto.

“Statement” means this Statement Establishing and Fixing the Rights and Preferences of Term Preferred Shares, as it may be amended from time to time in accordance with its terms.

“Term Preferred” shall have the meaning as set forth in the Recitals of this Statement.

“Term Preferred Shares” and “Term Preferred Shares of a Series” shall have the meanings as set forth in the Recitals of this Statement.

“Term Redemption Amount” shall have the meaning as set forth in Section 2.10(a).

“Term Redemption Date” means, with respect to any Series of Term Preferred Shares, the date specified as the Term Redemption Date in the Appendix for such Series of Term Preferred Shares.

“Term Redemption Liquidity Account” shall have the meaning as set forth in Section 2.10(a).

“Term Redemption Price” shall have the meaning as set forth in Section 2.5(a).

“U.S. Government Obligations” means direct obligations of the United States or of its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than United States Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.

“Voting Period” shall have the meaning as set forth in Section 2.6(b)(i).

With respect to any Series of Term Preferred Shares, any additional definitions specifically set forth in the Appendix relating to such Series of Term Preferred Shares and any amendments to any definitions specifically set forth in the Appendix relating to such Series of Term Preferred Shares, as such Appendix may be amended from time to time, shall be incorporated herein and made part hereof by reference thereto, but only with respect to such Series of Term Preferred Shares.

1.2 Interpretation. The headings preceding the text of Sections included in this Statement are for convenience only and shall not be deemed part of this Statement or be given any effect in interpreting this Statement. The use herein of the masculine, feminine or neuter gender or the singular or plural form of words shall not limit any provision of this Statement. The use of the terms “including” or “include” shall in all cases herein mean “including, without limitation” or “include, without limitation,” respectively. Reference to any Person includes such Person’s successors and assigns to the extent such successors and assigns are permitted by the terms of any applicable agreement (including this Statement), and reference to a Person in a particular capacity excludes such Person in any other capacity or individually. Reference to any agreement (including this Statement), document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof. Except as otherwise expressly set forth herein, reference to any law means such law as amended, modified, codified, replaced or re-enacted, in whole or in part, including by rules, regulations, enforcement procedures and any interpretations in respect thereof or promulgated thereunder. Underscored references to Sections shall refer to those portions of this Statement. The use of the terms “hereunder,” “hereof,” “hereto” and words of similar import shall refer to this Statement as a whole and not to any particular Section or clause of this Statement.

1.3 Liability of Officers, Trustees and Shareholders. A copy of the Declaration is on file with the Secretary of the Commonwealth of Massachusetts, and notice hereby is given that this Statement is executed on behalf of the Fund by an officer of the Fund in his or her capacity as an officer of the Fund and not individually and that the obligations of the Fund under or arising out of this Statement are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and properties of the Fund. All Persons extending credit to, contracting with or having a claim against the Fund must look solely to the Fund’s assets and property for the enforcement of any claims against the Fund as none of the Fund’s officers, agents or shareholders, whether past, present or future, assume any personal liability for obligations entered on behalf of the Fund.

2 TERMS APPLICABLE TO ALL SERIES OF TERM PREFERRED SHARES

Except for such changes and amendments hereto with respect to a Series of Term Preferred Shares that are specifically contemplated by the Appendix relating to such Series of Term Preferred Shares, each Series of Term Preferred Shares shall have the following terms:

2.1	Number of Shares; Ranking.

(a) The number of authorized shares constituting any Series of Term Preferred Shares shall be as set forth with respect to such Series of Term Preferred Shares in the Appendix hereto relating to such Series of Term Preferred Shares. No fractional Term Preferred Shares shall be issued.

(b) The Term Preferred Shares of each Series shall rank on a parity with Term Preferred Shares of each other Series and with shares of any other series of Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. The Term Preferred Shares of each Series shall have preference with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund over the Common Shares as set forth herein.

(c) No Holder of Term Preferred Shares shall have, solely by reason of being such a Holder, any preemptive or other right to acquire, purchase or subscribe for any Term Preferred Shares or Common Shares or other securities of the Fund which it may hereafter issue or sell.

2.2	Dividends and Distributions.

(a) The Holders of Term Preferred Shares of a Series shall be entitled to receive, when, as and if declared by, or under authority granted by, the Board of Trustees, out of funds legally available therefor and in preference to dividends and other distributions on Common Shares, cumulative cash dividends and other distributions on each share of such Series of Term Preferred Shares, calculated separately for each Dividend Period for such Series of Term Preferred Shares at the Dividend Rate in effect from time to time for such

Series of Term Preferred Shares during such Dividend Period, computed on the basis of a 360-day year consisting of twelve 30-day months, on an amount equal to the Liquidation Preference of such Series of Term Preferred Shares, and no more. Dividends and other distributions on the Term Preferred Shares of a Series shall accumulate from the Date of Original Issue with respect to such Series of Term Preferred Shares. Dividends payable on any Term Preferred Shares of a Series for any period of less than a full Dividend Period, including in connection with the first Dividend Period for such shares or upon any redemption of such shares on any Redemption Date other than on a Dividend Payment Date, shall be computed on the basis of a 360-day year consisting of twelve 30-day months and the actual number of days elapsed for any period of less than a full Dividend Period.

(b) Dividends on Term Preferred Shares of each Series with respect to any Dividend Period shall be declared to the Holders of record of such shares as their names shall appear on the registration books of the Fund at the close of business on each day in such Dividend Period and shall be paid as provided in Section 2.2(f) hereof.

(c)(i) No full dividends and other distributions shall be declared or paid on shares of a Series of Term Preferred Shares for any Dividend Period or part thereof unless full cumulative dividends and other distributions due through the most recent dividend payment dates therefor for all other outstanding Preferred Shares (including shares of other Series of Term Preferred Shares) have been or contemporaneously are declared and paid through the most recent dividend payment dates therefor. If full cumulative dividends and other distributions due have not been declared and paid on all such outstanding Preferred Shares of any series, any dividends and other distributions being declared and paid on Term Preferred Shares of a Series will be declared and paid as nearly pro rata as possible in proportion to the respective amounts of dividends and other distributions accumulated but unpaid on the shares of each such series of Preferred Shares on the relevant dividend payment date for such series. No Holders of Term Preferred Shares shall be entitled to any dividends and other distributions, whether payable in cash, property or shares, in excess of full cumulative dividends and other distributions as provided in this Statement on such Term Preferred Shares.

(ii) No full dividends or other distributions shall be declared or paid on other Preferred Shares of the Fund for any dividend period therefor or part thereof unless full cumulative dividends and other distributions have been or contemporaneously are declared and paid on the Term Preferred Shares through the most recent Dividend Payment date for each Series of Term Preferred Shares. If full cumulative dividends and other distributions due have not been declared and paid on the Term Preferred Shares through such most recent Dividend Payment Dates, any dividends being declared and paid upon the Term Preferred Shares and any other Preferred Shares will be declared and paid as nearly pro rata as possible in proportion to the respective amounts of dividends and other distributions accumulated but unpaid on the Term Preferred Shares and each other Preferred Shares on the relevant dividend payment dates therefor.

(iii) For so long as any Term Preferred Shares are Outstanding, the Fund shall not: (x) declare or pay any dividend or other distribution (other than a dividend or distribution paid in Common Shares) in respect of the Common Shares, (y) call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares, or (z) pay any proceeds of the liquidation of the Fund in respect of the Common Shares, unless, in each case, (A) immediately thereafter, the Fund shall have 1940 Act Asset Coverage after deducting the amount of such dividend or other distribution or redemption or purchase price or liquidation proceeds, (B) all cumulative dividends and other distributions on all Term Preferred Shares and all other series of Preferred Shares due on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition shall have been declared and paid (or shall have been declared and Deposit Securities or sufficient funds or other securities (in accordance with the terms of such Preferred Shares) for the payment thereof shall have been deposited irrevocably with the paying agent for such Preferred Shares) and (C) the Fund shall have deposited Deposit Securities pursuant to and in accordance with the requirements of Section 2.5(d)(ii) hereof with respect to Outstanding Term Preferred Shares of a Series to be redeemed pursuant to Section 2.5(a) or

Section 2.5(b) hereof for which a Notice of Redemption shall have been given or shall have been required to be given in accordance with the terms hereof on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition.

(iv) Any dividend payment made on Term Preferred Shares of a Series shall first be credited against the dividends and other distributions accumulated with respect to the earliest Dividend Period for such Series of Term Preferred Shares for which dividends and other distributions have not been paid.

(d) Not later than 12:00 noon, New York City time, on the Dividend Payment Date for a Series of Term Preferred Shares, the Fund shall deposit with the Redemption and Paying Agent Deposit Securities having an aggregate Market Value on such date sufficient to pay the dividends and other distributions that are payable on such Dividend Payment Date in respect of such Series of Term Preferred Shares. The Fund may direct the Redemption and Paying Agent with respect to the investment or reinvestment of any such Deposit Securities so deposited prior to the Dividend Payment Date, provided that such investment consists exclusively of Deposit Securities and provided further that the proceeds of any such investment will be available as same day funds at the opening of business on such Dividend Payment Date.

(e) All Deposit Securities deposited with the Redemption and Paying Agent for the payment of dividends or other distributions payable on a Series of Term Preferred Shares shall be held in trust for the payment of such dividends or other distributions by the Redemption and Paying Agent for the benefit of the Holders of such Series of Term Preferred Shares entitled to the payment of such dividends or other distributions pursuant to Section 2.2(f). Any moneys paid to the Redemption and Paying Agent in accordance with the foregoing but not applied by the Redemption and Paying Agent to the payment of dividends or other distributions, including interest earned on such moneys while so held, will, to the extent permitted by law, be repaid to the Fund as soon as possible after the date on which such moneys were to have been so applied, upon request of the Fund.

(f) Dividends on Term Preferred Shares of a Series shall be paid on each Dividend Payment Date for such Series of Term Preferred Shares to the Holders of shares of such Series of Term Preferred Shares as their names appear on the registration books of the Fund at the close of business on the day immediately preceding such Dividend Payment Date (or, if such day is not a Business Day, the next preceding Business Day). Dividends in arrears on Term Preferred Shares of a Series for any past Dividend Period may be declared and paid on any date, without reference to any regular Dividend Payment Date, to the Holders of shares of such Series of Term Preferred Shares as their names appear on the registration books of the Fund on such date, not exceeding fifteen (15) calendar days preceding the payment date thereof, as may be fixed by the Board of Trustees. No interest or sum of money in lieu of interest will be payable in respect of any dividend payment or payments on Term Preferred Shares of a Series which may be in arrears.

(g) The Dividend Rate on a Series of Term Preferred Shares shall be adjusted to the Increased Rate (as hereinafter defined) for any date during a Dividend Period with respect to a Series of Term Preferred Shares on which the Fund has failed to deposit with the Redemption and Paying Agent by 12:00 noon, New York City time, on (A) a Dividend Payment Date for such Series of Term Preferred Shares, Deposit Securities that will provide funds available to the Redemption and Paying Agent on such Dividend Payment Date sufficient to pay the full amount of any dividend on such Series of Term Preferred Shares payable on such Dividend Payment Date (a “Dividend Default”) and such Dividend Default has not ended as contemplated in this Section 2.2(g); or (B) an applicable Redemption Date for such Series, Deposit Securities that will provide funds available to the Redemption and Paying Agent on such Redemption Date sufficient to pay the full amount of the Redemption Price payable in respect of such Series of Term Preferred Shares on such Redemption Date (a “Redemption Default”) and such Redemption Default has not ended as contemplated in this Section 2.2(g). A Dividend Default or a Redemption Default on a Series of Term Preferred Shares shall end on the Business Day on which, by 12:00 noon, New York City time, an Irrevocable Deposit in an amount equal to all unpaid dividends on such Series of Term Preferred Shares and any unpaid Redemption Price on such Series of Term Preferred Shares, as applicable, shall have been made with the Redemption and Paying Agent. In the case of any Default on a Series of Term Preferred Shares, the Dividend Rate for

such Series of Term Preferred Shares will be equal to the Increased Rate for each calendar day on which such Default is in effect in respect thereof. The “Increased Rate” on a Series of Term Preferred Shares for any such calendar day shall be equal to the Dividend Rate in effect on such day for such Series of Term Preferred Shares plus five percent (5%) per annum.

(h) Reporting of Increased Rate. In the event that an Increased Rate is in effect for an Outstanding Series of Term Preferred Shares, the Fund will, as soon as practicable (but in no event later than five (5) Business Days following the first day that such Increased Rate is in effect), make public disclosure via press release of the effectiveness of the Increased Rate and the date(s) on which such Increased Rate was effective. In addition, following the end of a Default triggering such Increased Rate, the Fund will, as soon as practicable (but in no event later than five (5) Business Days following the last day that such Increased Rate is in effect) make public disclosure via press release announcing the date on which such Increased Rate ceased to be effective (as determined in accordance with Section 2.2(g)). A press release issued pursuant to the first sentence of this Section 2.2(h) may include information that satisfies the requirements of the second sentence of this Section 2.2(h). In such case, a separate press release shall not be required to be issued pursuant to the second sentence of this Section 2.2(h). The public disclosures described in this Section 2.2(h) will constitute the Fund’s sole obligation with respect to notification of any Person concerning the effectiveness of the Increased Rate on such date(s).

2.3 Liquidation Rights.

(a) In the event of any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the Holders of Term Preferred Shares shall be entitled to receive out of the assets of the Fund available for distribution to shareholders, after satisfying claims of creditors but before any distribution or payment shall be made in respect of the Common Shares, a liquidation distribution equal to the Liquidation Preference for such shares, plus an amount equal to all unpaid dividends and other distributions on such shares accumulated to (but excluding) the date fixed for such distribution or payment on such shares (whether or not earned or declared by the Fund, but without interest thereon), and such Holders shall be entitled to no further participation in any distribution or payment in connection with any such liquidation, dissolution or winding up.

(b) If, upon any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the assets of the Fund available for distribution among the Holders of all Outstanding Term Preferred Shares and any other outstanding Preferred Shares shall be insufficient to permit the payment in full to such Holders of the Liquidation Preference of such Term Preferred Shares plus accumulated and unpaid dividends and other distributions on such shares as provided in Section 2.3(a) above and the amounts due upon liquidation with respect to such other Preferred Shares, then such available assets shall be distributed among the Holders of such Term Preferred Shares and such other Preferred Shares ratably in proportion to the respective preferential liquidation amounts to which they are entitled. In connection with any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, unless and until the Liquidation Preference on each Outstanding Term Preferred Share plus accumulated and unpaid dividends and other distributions on such shares as provided in Section 2.3(a) above have been paid in full to the Holders of such shares, no dividends, distributions or other payments will be made on, and no redemption, purchase or other acquisition by the Fund will be made by the Fund in respect of, the Common Shares.

(c) Neither the sale of all or substantially all of the property or business of the Fund, nor the merger, consolidation or reorganization of the Fund into or with any other business or statutory trust, corporation or other entity, nor the merger, consolidation or reorganization of any other business or statutory trust, corporation or other entity into or with the Fund shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purpose of this Section 2.3.

2.4 Asset Coverage Test.

(a) Asset Coverage Requirement. For so long as any Term Preferred Shares of a Series are Outstanding, the Fund shall have Asset Coverage of such Series of Term Preferred Shares of at least 225% as of the close of business on each Business Day. If the Fund shall fail to maintain such Asset Coverage as of any time as of which such compliance is required to be determined as aforesaid, the provisions of Section 2.5(b) shall be applicable, which provisions to the extent complied with shall constitute the sole remedy for the Fund’s failure to comply with the provisions of this Section 2.4(a).

(b) Calculation of Asset Coverage. For purposes of determining whether the requirements of Section 2.4(a) are satisfied, (i) no Term Preferred Shares or other Preferred Shares shall be deemed to be Outstanding for purposes of any computation required by Section 2.4(a) if, prior to or concurrently with such determination, an Irrevocable Deposit (in accordance with the terms of such Term Preferred Shares or other Preferred Shares) sufficient to pay the full redemption price for such Series of Term Preferred Shares or other Preferred Shares (or the portion thereof to be redeemed) shall have been made with the paying agent for such Series of Term Preferred Shares or other Preferred Shares and the requisite notice of redemption for such Series of Term Preferred Shares or other Preferred Shares (or the portion thereof to be redeemed) shall have been given and (ii) the Deposit Securities or other sufficient funds or securities that shall have been so deposited with the applicable paying agent as provided in clause (i)  of this sentence, shall not be included as assets of the Fund for purposes of such computation.

2.5 Redemption. Each Series of Term Preferred Shares shall be subject to redemption by the Fund as provided below:

(a) Term Redemption. The Fund shall redeem all Term Preferred Shares of a Series on the Term Redemption Date for such Series of Term Preferred Shares, at a price per share equal to the Liquidation Preference of such Series of Term Preferred Shares plus an amount equal to all unpaid dividends and other distributions on such share of such Series of Term Preferred Shares accumulated from and including the Date of Original Issue to (but excluding) the Term Redemption Date for such Series of Term Preferred Shares (whether or not earned or declared by the Fund, but without interest thereon) (the “Term Redemption Price”).

(b) Asset Coverage Corrective Action or Cure.

(i) If the Fund fails to comply with the Asset Coverage requirement as provided in Section 2.4(a) as of any time as of which such compliance is required to be determined in accordance with Section 2.4(a) and such failure is not cured as of the Asset Coverage Cure Date (other than as a result of the Corrective Action required by this Section 2.5(b)(i)), the Fund shall, to the extent permitted by the 1940 Act and Massachusetts law and pursuant to the terms and conditions of any credit agreement, loan agreement, credit facility or other agreement representing borrowings of the Fund (a “Credit Agreement”) that is in effect at such time, by the close of business on the Business Day next following such Asset Coverage Cure Date, (x) determine (1) the Corrective Action to be taken to cause the Fund to regain compliance with the Asset Coverage requirement provided in Section 2.4(a); (2) if applicable, the identity and Market Value of assets of the Fund to be sold in connection with a Corrective Action; and (3) the date, which date shall not be later than the twentieth (20th) Business Day following such Asset Coverage Cure Date, on which the Fund shall regain compliance with the Asset Coverage requirement provided in Section 2.4(a); and (y)(1) in the case of a Corrective Action involving an Irrevocable Deposit in connection with a redemption of Preferred Shares pursuant to this Section 2.5(b), cause such Irrevocable Deposit to be made, in each case, on or prior to the twentieth (20th) Business Day following such Asset Coverage Cure Date, in accordance with the terms of the Preferred Shares to be redeemed, for the redemption of a sufficient number of Preferred Shares that would enable the Fund to meet the requirements of Section 2.5(b)(iii); (2) in the case of a Corrective Action involving a repayment of indebtedness of the Fund, on or prior to the twentieth (20th) Business Day following such Asset Coverage Cure Date, repay such indebtedness; or (3) in the case of a

Corrective Action involving one or more corrective trades involving assets of the Fund, on or prior to the twentieth (20th) Business Day following such Asset Coverage Cure Date, execute such corrective trades.

(ii) In the event that any Term Preferred Shares of a Series then Outstanding are to be redeemed pursuant to Section 2.5(b)(i), the Fund shall redeem such shares at a price per share equal to the Liquidation Preference of such Series of Term Preferred Shares plus an amount equal to all unpaid dividends and other distributions on such share of such Series of Term Preferred Shares accumulated from and including the Date of Original Issue to (but excluding) the date fixed for such redemption by the Board of Trustees (whether or not earned or declared by the Fund, but without interest thereon), subject to Section 2.5(d)(vi) (the “Asset Coverage Redemption Price”).

(iii) On the Redemption Date or other applicable redemption date for a redemption contemplated by Section 2.5(b)(i), the Fund shall redeem at the Asset Coverage Redemption Price, out of funds legally available therefor and to the extent permitted by any Credit Agreement in effect on such date, such number of Preferred Shares (which may include at the sole option of the Fund any number or proportion of Term Preferred Shares of a Series) as shall be equal to the lesser of (x) the minimum number of Preferred Shares, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Asset Coverage Cure Date, would result in the Fund having Asset Coverage on such Asset Coverage Cure Date of at least 225% (provided, however, that if there is no such minimum number of Term Preferred Shares and other Preferred Shares the redemption or retirement of which would have such result, all Term Preferred Shares and other Preferred Shares then outstanding shall be redeemed), and (y) the maximum number of Preferred Shares that can be redeemed out of funds expected to be legally available therefor in accordance with the Declaration and applicable law and to the extent permitted by any Credit Agreement in effect on such date. The Fund shall effect such redemption on the date fixed by the Fund therefor, which date shall not be later than the twentieth (20th) Business Day following such Asset Coverage Cure Date, except that if the Fund does not have funds legally available for the redemption of all of the required number of Term Preferred Shares and other Preferred Shares which have been designated to be redeemed or the Fund otherwise is unable to effect such redemption on or prior to the twentieth (20th) Business Day following such Asset Coverage Cure Date, the Fund shall (i) redeem those Term Preferred Shares and other Preferred Shares that it is able to redeem and (ii) redeem those Term Preferred Shares and other Preferred Shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the Outstanding Term Preferred Shares of a Series are to be redeemed pursuant to this Section 2.5(b), the number of Term Preferred Shares of such Series to be redeemed from the respective Holders shall be determined (A) pro rata among the Outstanding shares of such Series of Term Preferred Shares, (B) by lot or (C) in such other manner as the Board of Trustees may determine to be fair and equitable, in each case, in accordance with the 1940 Act; provided, in each such case, that such method of redemption as set forth in this Section 2.5(b)(iii) shall be subject to any applicable procedures established by the Securities Depository.

(c) Optional Redemption.

(i) Subject to the provisions of Section 2.5(c)(ii), the Fund may at its option on any Business Day (such Business Day, an “Optional Redemption Date”) redeem in whole or from time to time in part the Outstanding Term Preferred Shares of a Series, at a redemption price per Term Preferred Share (the “Optional Redemption Price”) equal to (x) the Liquidation Preference of such Series of Term Preferred Shares plus (y) an amount equal to all unpaid dividends and other distributions on such Term Preferred Share of such Series of Term Preferred Shares accumulated from and including the Date of Original Issue to (but excluding) the Optional Redemption Date (whether or not earned or declared by the Fund, but without interest thereon) plus (z) the Optional Redemption Premium per share (if any) that is applicable to an optional redemption of Term Preferred Shares of such Series that is effected on such Optional Redemption Date as set forth in the Appendix relating to such Series of Term Preferred Shares.

(ii) If fewer than all of the outstanding Term Preferred Shares of a Series are to be redeemed pursuant to Section 2.5(c)(i), the shares of such Series of Term Preferred Shares to be redeemed shall be selected either (A) pro rata among such Series of Term Preferred Shares, (B) by lot or (C) in such other manner as the Board of Trustees may determine to be fair and equitable, in each case, in accordance with the 1940 Act; provided, in each such case, that such method of redemption as set forth in this Section 2.5(c)(ii) shall be subject to any applicable procedures established by the Securities Depository. Subject to the provisions of this Statement and applicable law, the Board of Trustees will have the full power and authority to prescribe the terms and conditions upon which Term Preferred Shares will be redeemed pursuant to this Section 2.5(c) from time to time.

(iii) The Fund may not on any date deliver a Notice of Redemption pursuant to Section 2.5(d) in respect of a redemption contemplated to be effected pursuant to this Section 2.5(c) unless on such date the Fund has available Deposit Securities for the Optional Redemption Date contemplated by such Notice of Redemption having a Market Value not less than the amount (including any applicable premium) due to Holders of Term Preferred Shares by reason of the redemption of such Term Preferred Shares on such Optional Redemption Date.

(d) Procedures for Redemption.

(i) If the Fund shall determine or be required to redeem, in whole or in part, Term Preferred Shares of a Series pursuant to Section 2.5(a), (b) or (c), the Fund shall deliver a notice of redemption (the “Notice of Redemption”), by overnight delivery, by first class mail, postage prepaid or by Electronic Means to Holders thereof, or request the Redemption and Paying Agent, on behalf of the Fund, to promptly do so by overnight delivery, by first class mail, postage prepaid or by Electronic Means. A Notice of Redemption shall be provided not more than forty-five (45) calendar days prior to the date fixed for redemption and not less than five (5) calendar days prior to the date fixed for redemption pursuant to Section 2.5(a), (b) or (c) in such Notice of Redemption (the “Redemption Date”). Each such Notice of Redemption shall state: (A) the Redemption Date; (B) the Series of Term Preferred Shares and number of Term Preferred Shares to be redeemed; (C) the CUSIP number for Term Preferred Shares of such Series; (D) the applicable Redemption Price on a per share basis; (E) if applicable, the place or places where the certificate(s) for such shares (properly endorsed or assigned for transfer, if the Board of Trustees requires and the Notice of Redemption states) are to be surrendered for payment of the Redemption Price; (F) that dividends on the Term Preferred Shares to be redeemed will cease to accumulate from and after such Redemption Date; and (G) the provisions of this Statement under which such redemption is made. If fewer than all Term Preferred Shares held by any Holder are to be redeemed, the Notice of Redemption delivered to such Holder shall also specify the number of Term Preferred Shares to be redeemed from such Holder or the method of determining such number. The Fund may provide in any Notice of Redemption relating to an optional redemption contemplated to be effected pursuant to Section 2.5(c) of this Statement that such redemption is subject to one or more conditions precedent and that the Fund shall not be required to effect such redemption unless each such condition has been satisfied at the time or times and in the manner specified in such Notice of Redemption. No defect in the Notice of Redemption or delivery thereof shall affect the validity of redemption proceedings, except as required by applicable law.

(ii) If the Fund shall give a Notice of Redemption, then at any time from and after the giving of such Notice of Redemption and prior to 12:00 noon, New York City time, on the Redemption Date (so long as any conditions precedent to such redemption have been met or waived by the Fund), the Fund shall (A) make an Irrevocable Deposit with the Redemption and Paying Agent of Deposit Securities having an aggregate Market Value on the date thereof no less than the Redemption Price of the Term Preferred Shares to be redeemed on the Redemption Date and (B) give the Redemption and Paying Agent irrevocable instructions and authority to pay the applicable Redemption Price to the Holders of the Term Preferred Shares called for redemption on the Redemption Date. The Fund may direct the Redemption and Paying Agent with respect to the investment of any Deposit Securities consisting of cash so deposited prior to the Redemption Date, provided that the proceeds of any such investment shall be available at the opening of business on the Redemption Date as same day funds. Notwithstanding the provisions of clause (A) of the preceding sentence, if the Redemption Date is the Term Redemption Date, then such Irrevocable Deposit of Deposit Securities (which may come in whole or in part from the Term Redemption Liquidity Account) shall be made no later than fifteen (15) calendar days prior to the Term Redemption Date.

(iii) Following the giving of a Notice of Redemption, upon the date of the Irrevocable Deposit of Deposit Securities in accordance with Section 2.5(d)(ii), all rights of the Holders of the Term Preferred Shares so called for redemption shall cease and terminate except the right of the Holders thereof to receive the Redemption Price thereof and such Term Preferred Shares shall no longer be deemed Outstanding for any purpose whatsoever (other than (A) the transfer thereof prior to the applicable Redemption Date and (B) the accumulation of dividends and other distributions thereon in accordance with the terms hereof up to (but excluding) the applicable date of redemption, which accumulated dividends and other distributions, unless previously declared and paid as contemplated by the last sentence of Section 2.5(d)(vi) below, shall be payable only as part of the applicable Redemption Price on the date of redemption of the Term Preferred Shares). The Fund shall be entitled to receive, promptly after the date of redemption of the Term Preferred Shares, any Deposit Securities in excess of the aggregate Redemption Price of the Term Preferred Shares called for redemption on the Redemption Date. Any Deposit Securities so deposited that are unclaimed at the end of ninety (90) calendar days from the date of redemption of the Term Preferred Shares shall, to the extent permitted by law, be repaid to the Fund, after which the Holders of the Term Preferred Shares so called for redemption shall look only to the Fund for payment of the Redemption Price thereof. The Fund shall be entitled to receive, from time to time after the Redemption Date, any interest on the Deposit Securities so deposited.

(iv) On or after the Redemption Date, each Holder of Term Preferred Shares in certificated form (if any) that are subject to redemption shall surrender the certificate(s) evidencing such Term Preferred Shares to the Fund at the place designated in the Notice of Redemption and shall then be entitled to receive the Redemption Price for such Term Preferred Shares, without interest, and in the case of a redemption of fewer than all the Term Preferred Shares represented by such certificate(s), a new certificate representing the Term Preferred Shares that were not redeemed.

(v) Notwithstanding the other provisions of this Section 2.5, except as otherwise required by law, (A) the Fund shall not redeem any Term Preferred Shares or other series of Preferred Shares unless all accumulated and unpaid dividends and other distributions on all Outstanding Term Preferred Shares and shares of other series of Preferred Shares for all applicable past dividend periods (whether or not earned or declared by the Fund) (x) shall have been or are contemporaneously paid or (y) shall have been or are contemporaneously declared and Deposit Securities or sufficient funds or securities (in accordance with the terms of such Preferred Shares) for the payment of such dividends and other distributions shall have been or are contemporaneously deposited with the Redemption and Paying Agent or other applicable paying agent for such Preferred Shares in accordance with the terms of such Preferred Shares and (B) if, as of the Redemption Date for a Series of Term Preferred Shares, any redemption required with respect to any outstanding Preferred Shares (including shares of other Series of Term Preferred Shares) ranking on a parity with such Series of Term Preferred Shares (x) shall not have been made on the redemption date therefor or is not contemporaneously made on the Redemption Date or (y) shall not have been or is not contemporaneously noticed and Deposit Securities or sufficient funds or securities (in accordance with the terms of such Term Preferred Shares or other Preferred Shares) for the payment of such redemption shall not have been or are not contemporaneously deposited with the Redemption and Paying Agent or other applicable paying agent for such other Term Preferred Shares or other Preferred Shares in accordance with the terms of such other Term Preferred Shares or other Preferred Shares, then any redemption required hereunder shall be made as nearly as possible on a pro rata basis with all other Preferred Shares then required to be redeemed (or in respect of which securities or funds for redemption are required to be deposited) in accordance with the terms of such Preferred Shares, and the number of shares of such Series of Term Preferred Shares to be redeemed from the respective Holders shall be determined pro rata among the Outstanding shares of such Series of Term Preferred Shares or in such other manner as the Board of Trustees may determine to be fair and equitable and that is in accordance with the 1940 Act; provided, in each such case, that such method of redemption as set forth in this Section 2.5(d)(v) shall be subject to any applicable procedures established by the Securities Depository, and provided further, however, that the foregoing shall not prevent the purchase or acquisition of Outstanding Term Preferred Shares pursuant to an otherwise lawful purchase or exchange offer made on the same terms to Holders of all Outstanding Term Preferred Shares and any other series of Preferred Shares for which all accumulated and unpaid dividends and other distributions have not been paid or for which required redemptions have not been made.

(vi) To the extent that any redemption for which a Notice of Redemption has been provided is not made (A) by reason of the absence of legally available funds therefor in accordance with the Declaration, this Statement and applicable law or (B) pursuant to the terms and conditions of any Credit Agreement in effect on the date on which such redemption is scheduled, such redemption shall be made as soon as practicable to the extent such funds become available or as permitted by such Credit Agreement. In the case of any redemption pursuant to Section 2.5(c), no Redemption Default shall be deemed to have occurred if the Fund shall fail to deposit in trust with the Redemption and Paying Agent Deposit Securities having an aggregate Market Value on the date thereof of no less than the Redemption Price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that a Notice of Redemption has been provided with respect to any Term Preferred Shares to be redeemed pursuant to Section 2.5(c), dividends shall be declared and paid on such Term Preferred Shares in accordance with their terms regardless of whether Deposit Securities for the payment of the Redemption Price of such Term Preferred Shares shall have been deposited in trust with the Redemption and Paying Agent for that purpose.

(vii) Notwithstanding anything to the contrary herein or in any Notice of Redemption, if the Fund shall not have redeemed Term Preferred Shares on the applicable Redemption Date, the Holders of the Term Preferred Shares subject to redemption shall continue to be entitled to (a) receive dividends on such Term Preferred Shares accumulated at the Dividend Rate for the period from, and including, such Redemption Date through, but excluding, the date on which such Term Preferred Shares are actually redeemed and such dividends, to the extent accumulated, but unpaid, during such period (whether or not earned or declared but without interest thereon) shall be included in the Redemption Price for such Term Preferred Shares and (b) transfer the Term Preferred Shares prior to the date on which such Term Preferred Shares are actually redeemed, provided that all other rights of Holders of such Term Preferred Shares shall have terminated upon the date of deposit of Deposit Securities in accordance with and as provided in Sections 2.5(d)(ii) and 2.5(d)(iii).

(e) Redemption and Paying Agent as Trustee of Redemption Payments by Fund. All Deposit Securities transferred to the Redemption and Paying Agent for payment of the Redemption Price of Term Preferred Shares called for redemption shall be held in trust by the Redemption and Paying Agent for the benefit of Holders of Term Preferred Shares so to be redeemed until paid to such Holders in accordance with the terms hereof or returned to the Fund in accordance with the provisions of Section 2.5(d)(iii) above.

(f) Compliance With Applicable Law and Credit Agreement. The Fund shall effect any redemption pursuant to this Section 2.5 in accordance with the 1940 Act and any applicable law and pursuant to the terms and conditions of any Credit Agreement in effect as of the date of such redemption.

(g) Modification of Redemption Procedures. Notwithstanding the foregoing provisions of this Section 2.5, the Fund may, in its sole discretion and without a shareholder vote, modify the procedures set forth above with respect to notification of redemption for the Term Preferred Shares (other than the five

(5) calendar day minimum notice period set forth in Section 2.5(d)(i)), provided that such modification does not materially and adversely affect the Holders of the Term Preferred Shares or cause the Fund to violate any applicable law, rule or regulation; and provided further that no such modification shall in any way alter the rights or obligations of the Redemption and Paying Agent without its prior consent.

2.6 Voting Rights.

(a) One Vote Per Term Preferred Share. Except as otherwise provided in the Declaration or as otherwise required by law, (i) each Holder of Term Preferred Shares shall be entitled to one vote for each Term Preferred Share held by such Holder on each matter submitted to a vote of shareholders of the Fund, and (ii) the Holders of outstanding Preferred Shares, including Outstanding Term Preferred Shares, and Common Shares shall vote together as a single class; provided, however, that the Holders of outstanding Preferred Shares, including Outstanding Term Preferred Shares, shall be entitled, as a class, to the exclusion of the holders of all other securities and Common Shares of the Fund, to elect two (2) trustees of the Fund at all times. Subject to Section 2.6(b), the Holders of outstanding Common Shares and Preferred Shares, including Holders of Term Preferred Shares, voting together as a single class, shall elect the balance of the trustees.

(b) Voting For Additional Trustees.

(i) Voting Period. During any period in which any one or more of the conditions described in clauses (A) or (B) of this Section 2.6(b)(i) shall exist (such period being referred to herein as a “Voting Period”), the number of trustees constituting the Board of Trustees shall be automatically increased by the smallest number that, when added to the two (2) trustees elected exclusively by the Holders of Preferred Shares, including Term Preferred Shares, would constitute a majority of the Board of Trustees as so increased by such smallest number; and the Holders of Preferred Shares, including Term Preferred Shares, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the Holders of all other securities and classes of capital stock of the Fund), to elect such smallest number of additional trustees, together with the two trustees that such Holders are in any event entitled to elect. A Voting Period shall commence:

(A) if, at the close of business on any dividend payment date for any outstanding Preferred Share including any Outstanding Term Preferred Share, accumulated dividends (whether or not earned or declared) on such outstanding Preferred Share equal to at least two (2) full years’ dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Redemption and Paying Agent or other applicable paying agent for the payment of such accumulated dividends; or

(B) if at any time Holders of Preferred Shares are otherwise entitled under the 1940 Act to elect a majority of the Board of Trustees.

A Voting Period shall terminate upon all of the foregoing conditions ceasing to exist. Upon the termination of a Voting Period, the voting rights described in this Section 2.6(b)(i) shall cease, subject always, however, to the revesting of such voting rights in the Holders of Preferred Shares upon the further occurrence of any of the events described in this Section 2.6(b)(i).

(ii) Notice of Special Meeting. As soon as practicable after the accrual of any right of the Holders of Preferred Shares to elect additional trustees as described in Section 2.6(b)(i), the Fund shall call a special meeting of such Holders and notify the Redemption and Paying Agent and/or such other Person as is specified in the terms of such Preferred Shares to receive notice (i) by mailing or delivery by Electronic Means or (ii) in such other manner and by such other means as are specified in the terms of such Preferred Shares, a notice of such special meeting to such Holders, such meeting to be held not less than ten (10) nor more than thirty (30) calendar days after the date of the delivery by Electronic Means or mailing of such notice or the delivery of such notice by such other means as are described in clause (ii) above. If the Fund fails to call such a special meeting, it may be called at the expense of the

Fund by any such Holder on like notice. The record date for determining the Holders of Preferred Shares entitled to notice of and to vote at such special meeting shall be the close of business on the fifth (5th) Business Day preceding the calendar day on which such notice is mailed or otherwise delivered. At any such special meeting and at each meeting of Holders of Preferred Shares held during a Voting Period at which trustees are to be elected, such Holders, voting together as a class (to the exclusion of the Holders of all other securities and classes of capital stock of the Fund), shall be entitled to elect the number of trustees prescribed in Section 2.6(b)(i) on a one-vote-per-share basis.

(iii) Terms of Office of Existing Trustees. The terms of office of the incumbent trustees of the Fund at the time of a special meeting of Holders of Preferred Shares to elect additional trustees in accordance with Section 2.6(b)(i) shall not be affected by the election at such meeting by the Holders of Term Preferred Shares and such other Holders of Preferred Shares of the number of trustees that they are entitled to elect, and the trustees so elected by the Holders of Term Preferred Shares and such other Holders of Preferred Shares, together with the two (2) trustees elected by the Holders of Preferred Shares in accordance with Section 2.6(a) hereof and the remaining trustees elected by the holders of the Common Shares and Preferred Shares, shall constitute the duly elected trustees of the Fund.

(iv) Terms of Office of Certain Trustees to Terminate Upon Termination of Voting Period. Simultaneously with the termination of a Voting Period, the terms of office of the additional trustees elected by the Holders of Preferred Shares pursuant to Section 2.6(b)(i) shall terminate, the remaining trustees shall constitute the trustees of the Fund and the voting rights of the Holders of Preferred Shares to elect additional trustees pursuant to Section 2.6(b)(i) shall cease, subject to the provisions of the last sentence of Section 2.6(b)(i).

(c) Holders of Term Preferred Shares to Vote on Certain Matters.

(i) Certain Amendments Requiring Approval of Term Preferred Shares. Except as otherwise permitted by the terms of this Statement, so long as any Term Preferred Shares are Outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least a majority of the Term Preferred Shares subject to this Statement that are Outstanding at the time, voting together as a separate class, amend, alter or repeal the provisions of the Declaration or this Statement, whether by merger, consolidation or otherwise, so as to (1) alter or abolish any preferential right of such Term Preferred Share or (2) create, alter or abolish any right in respect of redemption of such Term Preferred Share; provided that a division, stock split or reverse stock split of a Term Preferred Share shall not, by itself, be deemed to have any of the effects set forth in clause (1) or (2) of this Section 2.6(c)(i). So long as any Term Preferred Shares are Outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least 66 2/3% of the Term Preferred Shares Outstanding at the time, voting as a separate class, file a voluntary application for relief under United States bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent. For the avoidance of doubt, no vote of the holders of Common Shares shall be required to amend, alter or repeal the provisions of this Statement, including any Appendix hereto.

(ii) 1940 Act Matters. Unless a higher percentage is provided for in the Declaration, the affirmative vote of the Holders of at least “a majority of the outstanding Preferred Shares,” including Term Preferred Shares Outstanding at the time, voting as a separate class, shall be required (A) to approve any conversion of the Fund from a closed-end to an open-end investment company, (B) to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares, or (C) to approve any other action requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act. For purposes of the foregoing, the vote of a “majority of the outstanding Preferred Shares” means the vote at an annual or special meeting duly called of (i) sixty-seven percent (67%) or more of such shares present at a meeting, if the Holders of more than fifty percent (50%) of such shares are present or represented by proxy at such meeting, or (ii) more than fifty percent (50%) of such shares, whichever is less.

(iii) Certain Amendments Requiring Majority Approval of Specific Series of Term Preferred Shares. Except as otherwise permitted by the terms of this Statement, and subject to Section 2.6(c)(iv), so long as any Term Preferred Shares of a Series are Outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least a majority of the Term Preferred Shares of such Series of Term Preferred Shares Outstanding at the time, voting as a separate class, amend, alter or repeal: (1) the provisions of the Appendix relating to such Series of Term Preferred Shares, whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power set forth in such Appendix of the Term Preferred Shares of such Series or the Holders thereof; or (2) the provisions of the Appendix for such Series of Term Preferred Shares setting forth the Liquidation Preference for the Term Preferred Shares of such Series of Term Preferred Shares; provided that a division, stock split or reverse stock split of a Term Preferred Share shall not, by itself, be deemed to violate clause (1) or (2) of this Section 2.6(c)(iii). For purposes of clause (1) above, no matter shall be deemed to materially and adversely affect any preference, right or power of a Term Preferred Share of a Series or the Holder thereof unless such matter (i) alters or abolishes any preferential right of such Term Preferred Share or (ii) creates, alters or abolishes any right in respect of redemption of such Term Preferred Share. For the avoidance of doubt, no vote of the holders of Common Shares shall be required to amend, alter or repeal the provisions of this Statement, including any Appendix hereto.

(iv) Certain Amendments Requiring Unanimous Approval of Specific Series of Term Preferred Shares. So long as any Term Preferred Shares of a Series are Outstanding, the Fund shall not, without the unanimous vote or consent of the Holders of the Holders of such Series of Term Preferred Shares Outstanding at the time, voting as a separate class, amend, alter or repeal the provisions of the Appendix relating such Series of Term Preferred Shares, which provisions obligate the Fund to (x) pay the Term Redemption Price on the Term Redemption Date for a Series of Term Preferred Shares, (y) accumulate dividends at the Dividend Rate (as set forth in this Statement and the applicable Appendix hereto) for a Series of Term Preferred Shares or (z) pay the Optional Redemption Premium (if any) provided for in the Appendix for such Series of Term Preferred Shares; provided that a division, stock split or reverse stock split of a Term Preferred Share shall not, by itself, be deemed to violate clause (x), (y) or (z) of this Section 2.6(c)(iv). For the avoidance of doubt, no vote of the holders of Common Shares shall be required to amend, alter or repeal the provisions of this Statement, including any Appendix hereto.

(d) Voting Rights Set Forth Herein Are Sole Voting Rights. Unless otherwise required by law, the Declaration or this Statement, the Holders of Term Preferred Shares shall not have any relative rights or preferences or other special rights with respect to voting such Term Preferred Shares other than those specifically set forth in this Section 2.6.

(e) No Cumulative Voting. The Holders of Term Preferred Shares shall have no rights to cumulative voting.

(f) Voting for Trustees Sole Remedy for Fund’s Failure to Declare or Pay Dividends. In the event that the Fund fails to declare any dividends or pay any dividends on any Series of Term Preferred Shares on the Dividend Payment Date therefor, the exclusive remedy of the Holders of the Term Preferred Shares shall be the right to vote for trustees pursuant to the provisions of this Section 2.6. Nothing in this Section 2.6(f) shall be deemed to affect the obligation of the Fund to accumulate and, if permitted by applicable law, the Declaration and this Statement, pay dividends at the Increased Rate in the circumstances contemplated by Section 2.2(g) hereof.

(g) Holders Entitled to Vote. For purposes of determining any rights of the Holders of Term Preferred Shares to vote on any matter, whether such right is created by this Statement, by the Declaration, by statute or otherwise, no Holder of Term Preferred Shares shall be entitled to vote any Term Preferred Share and no Term Preferred Share shall be deemed to be “Outstanding” for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or the time of the actual vote on the matter, as the case may be, the requisite Notice of Redemption with respect to such Term Preferred Share shall have been given in accordance with this Statement and Deposit Securities for the payment of the Redemption Price of such Term Preferred Share shall have been deposited in trust with the Redemption and Paying Agent for that purpose. No Term Preferred Share held (legally or beneficially) by the Fund shall have any voting rights or be deemed to be outstanding for voting or for calculating the voting percentage required on any other matter or other purposes.

2.7 Rating Agencies.

The Fund shall use commercially reasonable efforts to cause at least one Rating Agency to issue long-term credit ratings with respect to each Series of Term Preferred Shares for so long as such Series of Term Preferred Shares is Outstanding. The Fund shall use commercially reasonable efforts to comply with any applicable Rating Agency Guidelines. If a Rating Agency shall cease to rate the securities of closed-end management investment companies generally, the Board of Trustees shall terminate the designation of such Rating Agency as a Rating Agency hereunder. The Board of Trustees may elect to terminate the designation of any Rating Agency as a Rating Agency hereunder with respect to a Series of Term Preferred Shares so long as either (i) immediately following such termination, there would be at least one Rating Agency with respect to such Series of Term Preferred Shares or (ii) it replaces the terminated Rating Agency with another NRSRO and provides notice thereof to the Holders of such Series of Term Preferred Shares; provided that such replacement shall not occur unless such replacement Rating Agency shall have at the time of such replacement (i) published a rating for the Term Preferred Shares of such Series and (ii) entered into an agreement with the Fund to continue to publish such rating subject to the Rating Agency’s customary conditions. The Board of Trustees may also elect to designate one or more other NRSROs as Rating Agencies hereunder with respect to a Series of Term Preferred Shares by notice to the Holders of the Term Preferred Shares. The Rating Agency Guidelines of any Rating Agency may be amended by such Rating Agency without the vote, consent or approval of the Fund, the Board of Trustees or any Holder of Preferred Shares, including any Term Preferred Shares, or Common Shares.

2.8 Issuance of Additional Preferred Shares.

So long as any Term Preferred Shares are Outstanding, the Fund may, without the vote or consent of the Holders thereof, authorize, establish and create and issue and sell shares of one or more series of a class of Preferred Shares, ranking on a parity with Term Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or the winding up of the affairs of the Fund, in addition to then Outstanding Series of Term Preferred Shares, including additional Series of Term Preferred Shares, and authorize, issue and sell additional shares of any such series of Preferred Shares then outstanding or so established or created, including additional Term Preferred Shares of a Series, in each case in accordance with applicable law, provided that the Fund shall, immediately after giving effect to the issuance and sale of such additional Preferred Shares and to its receipt and application of the proceeds thereof, including to an Irrevocable Deposit in respect of the redemption of Preferred Shares or the repayment of indebtedness with such proceeds, have Asset Coverage (calculated in the same manner as is contemplated by Section 2.4(b) hereof) of the Term Preferred Shares of at least 225%.

2.9 Status of Redeemed or Repurchased Term Preferred Shares.

Term Preferred Shares that at any time have been redeemed or purchased by the Fund shall, after such redemption or purchase, have the status of authorized but unissued Preferred Shares.

2.10 Term Redemption Liquidity Account and Liquidity Requirement.

(a) On or prior to the Liquidity Account Initial Date with respect to any Series of Term Preferred Shares, the Fund shall identify and designate on its books and records or otherwise in accordance with the Fund’s normal procedures (the “Term Redemption Liquidity Account”) Liquidity Account Investments with a Market Value equal to at least One Hundred and Ten Percent (110%) of the Term Redemption Amount

with respect to such Series of Term Preferred Shares. The “Term Redemption Amount” for any Series of Term Preferred Shares shall be equal to the Term Redemption Price to be paid on the Term Redemption Date for such Series of Term Preferred Shares, based on the number of Term Preferred Shares of such Series then Outstanding and the Dividend Rate for such Series of Term Preferred Shares that will be in effect for the period of time beginning on the date of the creation of the Term Redemption Liquidity Account for such Series of Term Preferred Shares and ending on the Term Redemption Date for such Series of Term Preferred Shares. If, on any date after the Liquidity Account Initial Date, the aggregate Market Value of the Liquidity Account Investments included in the Term Redemption Liquidity Account for a Series of Term Preferred Shares as of the close of business on any Business Day is less than One Hundred and Ten Percent (110%) of the Term Redemption Amount with respect to such Series of Term Preferred Shares, then the Fund shall cause the Adviser to take all such necessary actions, including identifying and designating additional assets of the Fund as Liquidity Account Investments, so that the aggregate Market Value of the Liquidity Account Investments included in the Term Redemption Liquidity Account for such Series of Term Preferred Shares is at least equal to One Hundred and Ten Percent (110%) of the Term Redemption Amount with respect to such Series of Term Preferred Shares not later than the close of business on the next succeeding Business Day. With respect to assets of the Fund identified and designated as Liquidity Account Investments with respect to a Series of Term Preferred Shares, the Adviser, on behalf of the Fund, shall be entitled to release any Liquidity Account Investments from such identification and designation and to substitute therefor other Liquidity Account Investments, so long as (i) the assets of the Fund identified and designated as Liquidity Account Investments at the close of business on such date have a Market Value equal to at least One Hundred and Ten Percent (110%) of the Term Redemption Amount with respect to such Series of Term Preferred Shares and (ii) the assets of the Fund designated and segregated, in accordance with the Custodian’s normal procedures, from the other assets of the Fund, and identified as Deposit Securities at the close of business on such date have a Market Value at least equal to the Liquidity Requirement (if any) determined in accordance with Section 2.10(b) below with respect to such Series of Term Preferred Shares for such date. The Fund shall not permit any lien, security interest or encumbrance to be created or permitted to exist on or in respect of any Liquidity Account Investments included in the Term Redemption Liquidity Account for a Series of Term Preferred Shares, other than liens, security interests or encumbrances arising by operation of law.

(b) The Market Value of the Deposit Securities held in the Term Redemption Liquidity Account for a Series of Term Preferred Shares, from and after the 15th day of the calendar month (or, if such day is not a Business Day, the next succeeding Business Day) that is the number of months preceding the calendar month in which the Term Redemption Date for such Series of Term Preferred Shares occurs, in each case specified in the table set forth below, shall not be less than the percentage of the Term Redemption Amount for such Series of Term Preferred Shares set forth below opposite such number of months (the “Liquidity Requirement”), but in all cases subject to the provisions of Section 2.10(c) below:

Number of Months Preceding Month of Term Redemption Date:	Value of Deposit Securities as Percentage of Term Redemption Amount
5	20%
4	40%
3	60%
2	80%
1	100%

(c) If the aggregate Market Value of the Deposit Securities included in the Term Redemption Liquidity Account for a Series of Term Preferred Shares as of the close of business on any Business Day is less than the Liquidity Requirement in respect of such Series of Term Preferred Shares for such Business Day, then the Fund shall cause the segregation of additional or substitute Deposit Securities in respect of the Term Redemption Liquidity Account for such Series of Term Preferred Shares, so that the aggregate Market

Value of the Deposit Securities included in the Term Redemption Liquidity Account for such Series of Term Preferred Shares is at least equal to the Liquidity Requirement for such Series of Term Preferred Shares not later than the close of business on the next succeeding Business Day.

(d) The Deposit Securities included in the Term Redemption Liquidity Account for a Series of Term Preferred Shares may be applied by the Fund, in its discretion, towards payment of the Term Redemption Price for such Series of Term Preferred Shares as contemplated by Section 2.5(d). Upon the deposit by the Fund with the Redemption and Paying Agent of Deposit Securities having an initial combined Market Value sufficient to effect the redemption of the Term Preferred Shares of a Series on the Term Redemption Date for such Series in accordance with Section 2.5(d)(ii), the requirement of the Fund to maintain the Term Redemption Liquidity Account in respect of such Series of Term Preferred Shares as contemplated by this Section 2.10 shall lapse and be of no further force and effect.

2.11 Global Certificate.

All Term Preferred Shares of a Series Outstanding from time to time shall be represented by one or more global certificates for such Series of Term Preferred Shares registered in the name of the Securities Depository or its nominee and no registration of transfer of shares of such Series of Term Preferred Shares shall be made on the books of the Fund to any Person other than the Securities Depository or its nominee or transferee. The foregoing restriction on registration of transfer shall be conspicuously noted on the face or back of each such global certificate. Each such global certificate will be deposited with, or on behalf of, The Depository Trust Company and registered in the name of Cede & Co., its nominee. Beneficial interests in the global certificates will be held only through The Depository Trust Company and any of its participants.

2.12 Notice.

All notices or communications hereunder, unless otherwise specified in this Statement, shall be sufficiently given if in writing and delivered in person, by telecopier, by other Electronic Means or by overnight delivery. Notices delivered pursuant to this Section 2.12 shall be deemed given on the date received.

2.13 Termination.

In the event that all Term Preferred Shares of a Series subject to this Statement have been redeemed in accordance with Section 2.5 of this Statement, all rights and preferences of the shares of such Series of Term Preferred Shares established and designated hereunder shall cease and terminate, and all obligations of the Fund under this Statement with respect to such Series of Term Preferred Shares shall terminate.

2.14 Appendices.

The designation of each Series of Term Preferred Shares subject to this Statement may be set forth in an Appendix to this Statement. The Board of Trustees may, by resolution duly adopted, without shareholder approval (except as otherwise provided by this Statement or required by applicable law) (1) amend the Appendix to this Statement relating to a Series of Term Preferred Shares so as to reflect any amendments to the terms applicable to such Series of Term Preferred Shares including an increase in the number of authorized shares of such Series of Term Preferred Shares and (2) add additional Series of Term Preferred Shares by including a new Appendix to this Statement relating to such Series of Term Preferred Shares.

2.15 Actions on Other than Business Days.

Unless otherwise provided herein, if the date for making any payment, performing any act or exercising any right, in each case as provided for in this Statement, is not a Business Day, such payment shall be made, act performed or right exercised on the next succeeding Business Day, with the same force and effect as if made or done on the nominal date provided therefor, and, with respect to any payment so made, no dividends, interest or other amount shall accrue for the period between such nominal date and the date of payment.

2.16 Modification.

To the extent permitted by applicable law and Section 2.6(c), the Board of Trustees, without the vote of the Holders of Term Preferred Shares, may interpret, supplement or amend the provisions of this Statement or any Appendix hereto to supply any omission, resolve any inconsistency or ambiguity or to cure, correct or supplement any defective or inconsistent provision, including any provision that becomes defective after the date hereof because of impossibility of performance or any provision that is inconsistent with any provision of any other Preferred Shares of the Fund.

2.17 No Additional Rights.

Unless otherwise required by law or the Declaration, the Holders of Term Preferred Shares shall not have any relative rights or preferences or other special rights with respect to such Term Preferred Shares other than those specifically set forth in this Statement.

[Signature Page Begins on the Following Page]

IN WITNESS WHEREOF, Nuveen Credit Strategies Income Fund has caused this Statement to be signed on                                         , 2018 in its name and on its behalf by a duly authorized officer. The Declaration is on file with the Secretary of the Commonwealth of Massachusetts, and the said officer of the Fund has executed this Statement as an officer and not individually, and the obligations of the Fund set forth in this Statement are not binding upon any such officer, or the trustees of the Fund or shareholders of the Fund, individually, but are binding only upon the assets and property of the Fund.

NUVEEN CREDIT STRATEGIES INCOME FUND

By:	/s/
Name: Kevin J. McCarthy
Title: Vice President and Secretary

[Signature Page to the Statement Establishing and Fixing the Rights and Preferences of Term Preferred Shares]

APPENDIX A

NUVEEN CREDIT STRATEGIES INCOME FUND

TERM PREFERRED SHARES, SERIES

Preliminary Statement and Incorporation By Reference

This Appendix establishes a Series of Term Preferred Shares of Nuveen Credit Strategies Income Fund. Except as set forth below, this Appendix incorporates by reference the terms set forth with respect to all Series of Term Preferred Shares in that “Statement Establishing and Fixing the Rights and Preferences of Term Preferred Shares” effective as of                                         , 2018 (the “Term Preferred Statement”). This Appendix has been adopted by resolution of the Board of Trustees of Nuveen Credit Strategies Income Fund. Capitalized terms used herein but not defined herein have the respective meanings therefor set forth in the Term Preferred Statement.

Section 1. Designation as to Series.

Term Preferred Shares, Series                 : A series of                                          (                        ) Preferred Shares classified as Term Preferred Shares is hereby designated as the “Term Preferred Shares, Series                         ” (the “Series                          Term Preferred Shares”). Each share of such Series of Term Preferred Shares shall have such preferences, voting powers, restrictions, limitations as to dividends and distributions, qualifications and terms and conditions of redemption, in addition to those required by applicable law and those that are expressly set forth in the Declaration and the Term Preferred Statement (except as the Term Preferred Statement may be expressly modified by this Appendix), as are set forth in this Appendix A. The Series                          Term Preferred Shares shall constitute a separate series of the Term Preferred Shares and each Series                          Term Preferred Share shall be identical. The following terms and conditions shall apply solely to the Series                          Term Preferred Shares:

Section 2. Number of Authorized Shares of Series.

The number of authorized shares is                                          (                        ).

Section 3. Date of Original Issue with respect to Series.

The Date of Original Issue is                                         , 2017.

Section 4. Dividend Rate Applicable to Series.

The Dividend Rate payable on the Series                      Term Preferred Shares on any date shall be determined with reference to the following table:

Date	Dividend Rate
From and including the Date of Original Issue to but excluding		%

Section 5. Liquidation Preference Applicable to Series.

The Liquidation Preference is $1,000.00 per share.

Section 6. Term Redemption Date Applicable to Series.

The Term Redemption Date is                                         .

Section 7. Dividend Payment Dates Applicable to Series.

The Dividend Payment Dates are the first Business Day of the month next following each Dividend Period.

Section 8. Liquidity Account Initial Date Applicable to Series.

The Liquidity Account Initial Date is                                         .

Section 9. Exceptions to Certain Definitions Applicable to the Series.

The following definitions contained under the heading “Definitions” in the Term Preferred Statement are hereby amended as follows:

Not applicable.

Section 10. Additional Definitions Applicable to the Series.

The following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

“Dividend Period” means, with respect to the Series                  Term Preferred Shares, in the case of the first Dividend Period, the period beginning on the Date of Original Issue for such Series of Term Preferred Shares and ending on and including                                          and, for each subsequent Dividend Period, the period beginning on and including the first calendar day of the month following the month in which the previous Dividend Period ended and ending on and including the last calendar day of such month; provided, however, in connection with any voluntary exchange by the Holders thereof of Series                  Term Preferred Shares for any new Series of Term Preferred Shares or any other securities of the Fund, the Board of Trustees may declare that a Dividend Period shall begin on and include the first calendar day of the month in which such exchange will occur and shall end on but not include the date of such exchange, and in such case, the Dividend Payment Date for the dividends related to such Dividend Period shall be the date of such exchange.

[“Optional Redemption Premium” means with respect to each Series                  Term Preferred Share an amount equal to:

(A) if the Optional Redemption Date for the Series                  Term Preferred Share occurs on a date that is on or after                                         , and prior to                                         ,                 % of the Liquidation Preference for such Series                  Term Preferred Share; or

(B) if the Optional Redemption Date for the Series                  Term Preferred Share occurs on a date that is on or after                                         ,                 % of the Liquidation Preference for such Series                  Term Preferred Share.]

Section 11. Amendments to Terms of Term Preferred Shares Applicable to the Series.

Not applicable.

Section 12. Additional Terms and Provisions Applicable to the Series.

Not applicable.

Signature Page Begins on the Following Page

IN WITNESS WHEREOF, Nuveen Credit Strategies Income Fund has caused this Appendix to be signed on                                         , 2018 in its name and on its behalf by a duly authorized officer. The Declaration and the Term Preferred Statement are on file with the Secretary of the Commonwealth of Massachusetts, and the said officer of the Fund has executed this Appendix as an officer and not individually, and the obligations of the Fund set forth in this Appendix are not binding upon any such officer, or the trustees of the Fund or shareholders of the Fund, individually, but are binding only upon the assets and property of the Fund.

NUVEEN CREDIT STRATEGIES INCOME FUND

By:
Name: Kevin J. McCarthy
Title: Vice President

[Signature Page to the Appendix Establishing and Fixing the Rights and Preferences of Term Preferred Shares]

A PPENDIX B

Ratings of Investments

Standard & Poor’s Corporation—A brief description of the applicable Standard & Poor’s Financial Services LLC, a subsidiary of The McGraw-Hill Companies (“Standard & Poor’s” or “S&P”), rating symbols and their meanings (as published by S&P) follows:

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation; and

•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C

An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D

An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR

This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Plus (+) or minus (-).

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

SHORT-TERM ISSUE CREDIT RATINGS

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital investments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligations rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Dual Ratings

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Global Long-Term Rating Scale

Aaa

Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa

Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa

Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated ‘Caa’ are judged to be speculative of poor standing and are subject to very high credit risk.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

Short-Term Obligation Ratings

MIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligations Ratings

VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3

This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG

This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure that timely payment of purchase price upon demand.

Commercial Paper

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch Ratings—A brief description of the applicable Fitch Ratings (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

Long-Term Credit Ratings

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote expectations of a very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB

Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments. Securities rated in this category are not investment grade.

B

Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in business and economic environment.

CCC

Substantial credit risk. Default is a real possibility.

CC

Very high levels of credit risk. Default of some kind appears probable.

C

Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation; or

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c. Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD

Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan, or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

a. the selective payment default on a specific class or currency of debt;

b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d. execution of a distressed debt exchange on one or more material financial obligations.

D

Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business. Default ratings are not assigned prospectively to entities or their obligations; within this context, nonpayment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstances, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

Specific limitations relevant to the issuer credit rating scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an issuer default.

•	The ratings do not opine on the suitability of an issuer as counterparty to trade credit.

•	The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

Short-Term Credit Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Fl: Highest short-term credit quality.

Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good short-term credit quality.

Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality.

The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality.

Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk.

Default is a real possibility.

D: Default.

Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Specific limitations relevant to the Short-Term Ratings scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an issuer default.

•	The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

A PPENDIX C

DERIVATIVE STRATEGIES AND RISKS

Set forth below is additional information regarding the various techniques involving the use of derivatives.

FINANCIAL FUTURES

A financial future is an agreement between two parties to buy and sell a security for a set price on a future date. They have been designed by boards of trade which have been designated “contracts markets” by the Commodity Futures Trading Commission (“CFTC”).

The purchase of financial futures is for the purpose of hedging the Fund’s existing or anticipated holdings of long-term debt securities. For example, if the Fund desires to increase its exposure to long-term bonds and has identified long-term bonds it wishes to purchase at a future time, but expects market interest rates to decline (thereby causing the value of those bonds to increase), it might purchase financial futures. If interest rates did decrease, the value of those to-be-purchased long-term bonds would increase, but the value of the Fund’s financial futures would be expected to increase at approximately the same rate, thereby helping maintain the Fund’s purchasing power. When the Fund purchases a financial future, it deposits in cash or securities an “initial margin”, typically equal to an amount between 1% and 5% of the contract amount. Thereafter, the Fund’s account is either credited or debited on a daily basis in correlation with the fluctuation in price of the underlying future or other requirements imposed by the exchange in order to maintain an orderly market. The Fund must make additional payments to cover debits to its account and has the right to withdraw credits in excess of the liquidity, the Fund may close out its position at any time prior to expiration of the financial future by taking an opposite position. At closing a final determination of debits and credits is made, additional cash is paid by or to the Fund to settle the final determination and the Fund realizes a loss or gain depending on whether on a net basis it made or received such payments.

The sale of financial futures is for the purpose of hedging the Fund’s existing or anticipated holdings of long-term debt securities. For example, if the Fund owns long-term bonds and market interest rates were expected to increase (causing those bonds’ values to decline), it might sell financial futures. If interest rates did increase, the value of long-term bonds in the Fund’s portfolio would decline, but the value of the Fund’s financial futures would be expected to increase at approximately the same rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

Because of low initial margin deposits made upon the opening of a futures position, futures transactions involve substantial leverage. As a result, relatively small movements in the price of the futures contracts can result in substantial unrealized gains or losses. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has an open position in a financial futures contract.

Among the other risks associated with the use of financial futures by the Fund as a hedging or anticipatory device is the risk of imperfect correlation between movements in the price of the financial futures and movements in the price of the debt securities which are the subject of the hedge. Thus, if the price of the financial future moves less or more than the price of the securities which are the subject of the hedge, the hedge will not be fully effective. To compensate for this imperfect correlation, the Fund may enter into financial futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the financial futures. Conversely, the Fund may enter into fewer financial futures if the historical volatility of the price of the securities being hedged is less than the historical volatility of the financial futures.

The market prices of financial futures may also be affected by factors other than interest rates. One of these factors is the possibility that rapid changes in the volume of closing transactions, whether due to volatile markets or movements by speculators, would temporarily distort the normal relationship between the markets in the

C-1

financial future and the chosen debt securities. In these circumstances as well as in periods of rapid and large price movements. The Fund might find it difficult or impossible to close out a particular transaction.

OPTIONS ON FINANCIAL FUTURES

The Fund may also purchase put or call options on financial futures which are traded on a U.S. Exchange or board of trade and enter into closing transactions with respect to such options to terminate an existing position. The purchase of put options on financial futures is analogous to the purchase of put options by the Fund on its portfolio securities to hedge against the risk of rising interest rates. As with options on debt securities, the holder of an option may terminate his position by selling an option of the Fund. There is no guarantee that such closing transactions can be effected.

INDEX CONTRACTS

INDEX FUTURES

An index future is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash-rather than any security-equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index future was originally written. Thus, an index future is similar to traditional financial futures except that settlement is made in cash. A tax-exempt bond index which assigns relative values to the tax-exempt bonds included in the index is traded on the Chicago Board of Trade. The index fluctuates with changes in the market values of all tax-exempt bonds included rather than a single bond.

INDEX OPTIONS

The Fund may also purchase put or call options on U.S. Government or tax-exempt bond index futures and enter into closing transactions with respect to such options to terminate an existing position. Options on index futures are similar to options on debt instruments except that an option on an index future gives the purchaser the right, in return for the premium paid, to assume a position in an index contract rather than an underlying security at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance of the writer’s futures margin account which represents the amount by which the market price of the index futures contract, at exercise, is less than the exercise price of the option on the index future.

Bond index futures and options transactions would be subject to risks similar to transactions in financial futures and options thereon as described above.

SWAP AGREEMENTS

Swap agreements are two-party contracts entered into primarily by institutional investors, typically for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or swapped between the parties are calculated with respect to a notional amount (the amount or value of the underlying asset used in computing the particular interest rate, return, or other amount to be exchanged) of a particular security, or in a basket of securities representing a particular index. Swap agreements may include, by way of example, (i) interest rate swaps, in which one party exchanges a commitment to pay a floating, shorter-term interest rate (typically by reference to the rate of a specific security or index) for the other party’s commitment to pay a fixed, longer-term interest rate (either as specifically agreed, or by reference to a specified security or index); (ii) interest rate caps, in which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or cap; (iii) interest rate floors, in which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or floor; (iv) interest rate collars, in which a party sells

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a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or collar amounts; (v) total return swaps, in which one party commits to pay the total return of an underlying security or asset in return for receiving from the other party a specified return or the return of another instrument (typically a floating short-term interest rate), and (vi) credit default swap, in which the buyer pays a periodic fee in return for a contingent payment by the seller upon a credit event (such as a default) happening with respect to a specified instrument, typically in an amount equivalent to the loss incurred on a specific investment in that security due to the credit event.

A Fund may enter into such swap agreements for any purpose consistent with the Fund’s investment objective, such as for the purpose of attempting to obtain, enhance, or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. The Fund also may enter into swaps in order to protect against an increase in the price of securities that the Fund anticipates purchasing at a later date.

Whether the Fund’s use of swap agreements will be successful in furthering its investment objective will depend, in part, on the ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments and the changes in the future values, indices, or rates covered by the swap agreement. Swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter swap agreements only with counterparties that Nuveen Fund Advisors reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. Certain requirements imposed on the Fund by the Internal Revenue Code of 1986, as amended, may limit the Fund’s ability to use swap agreements.

In interest rate swap transactions, there is a risk that yields will move in the direction opposite of the direction anticipated by the Fund, which would cause the Fund to make payments to its counterparty in the transaction that could adversely affect Fund performance. In addition to the risks applicable to swaps generally (including counterparty risk, high volatility, liquidity risk and credit risk), credit default swap transactions involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Credit default and total return swap agreements may effectively add leverage to the Fund’s portfolio. Total return swap agreements are subject to counterparty risk as well.

In addition, the swaps market is subject to a changing regulatory environment. It is possible that regulatory or other developments in the swaps market could adversely affect the Fund’s ability to successfully use swaps.

Historically, swap transactions have been individually negotiated non-standardized transactions entered into in OTC markets and have not been subject to the same type of government regulation as exchange-traded instruments. However, the OTC derivatives markets have become subject to comprehensive statutes and regulations. In particular, in the United States, the Dodd-Frank Act requires that certain derivatives with U.S. persons must be executed on a regulated market and a substantial portion of OTC derivatives must be submitted for clearing to regulated clearinghouses. As a result, swap transactions entered into by the Fund may become subject to various requirements applicable to swaps under the Dodd-Frank Act, including clearing, exchange-execution, reporting and recordkeeping requirements, which may make it more difficult and costly for the Fund to enter into swap transactions and may also render certain strategies in which the Fund might otherwise engage impossible or so costly that they will no longer be economical to implement. Furthermore, the number of counterparties that may be willing to enter into swap transactions with the Fund may also be limited if the swap transactions with the Fund are subject to swap regulation under the Dodd-Frank Act.

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APPENDIX D

FORM OF TAX OPINION

                    , 2016

Nuveen Credit Strategies Income Fund

333 West Wacker Drive

Chicago, Illinois 60606

Re:	Term Preferred Shares

$1,000 Liquidation Preference per Share of

Nuveen Credit Strategies Income Fund

Ladies and Gentlemen:

We have acted as special counsel to Nuveen Credit Strategies Income Fund, a voluntary association with transferable shares of beneficial interest commonly known as a “Massachusetts business trust” (the “Fund”), in connection with the Fund’s issuance and sale of                  Series          Term Preferred Shares, with a liquidation preference of $1,000 per share (the “Securities”), which are being offered pursuant to a prospectus (the “Prospectus”) contained in a registration statement on Form N-2 (File No. 333-                ) filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933 (the “Registration Statement”).

In this connection, we have examined originals, or copies certified or otherwise identified to our satisfaction, of: (i) the Registration Statement (ii) resolutions adopted by the Board of Trustees and the Executive Committee of the Board of Trustees of the Fund; (iii) the Fund’s Declaration of Trust, as amended (the “Declaration”) and By-laws, as amended (the “By-laws”); (iv) the Statement Establishing and Fixing the Rights and Preferences of Term Preferred Shares pertaining to the Securities (the “Statement”); and (v) such other records, certificates, documents and other papers as we deemed necessary to examine for the purpose of this opinion (collectively, the “Documents”). In such examination, we have assumed the genuineness of all signatures, the conformity to the originals of all of the Documents reviewed by us as copies, the authenticity and completeness of all original Documents reviewed by us in original or copy form and the legal competence, authority and capacity of each individual executing any Document.

The opinions herein are subject to and conditioned upon the representations made by the Fund concerning factual matters (but not conclusions of law) being true and accurate. We have assumed that such representations made “to the knowledge and belief” (or similar qualification) of any person or party is, and at all relevant times will be, correct without that qualification. We have further assumed that the Documents and such representations present all the material and relevant facts relating to the Securities. The initial and continuing truth and accuracy of such representations at all relevant times constitutes an integral basis for the opinions expressed herein, and these opinions are conditioned thereon.

We have reviewed the descriptions set forth in the Registration Statement of the Fund’s investments, activities, operations, and governance, and the provisions of the Statement. We have relied upon the facts set forth in the Registration Statement and we may rely upon factual representations of officers of the Fund. In addition, we have relied on certain additional facts and assumptions described below. In connection with rendering this opinion, we have assumed to be true and are relying upon (without any independent investigation or review thereof):

A.	The authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as copies, and authenticity of the originals of such documents, and the conformity of final documents to all documents submitted to us as drafts, and the authenticity of such final documents;

B.	The genuineness of all signatures and the authority and capacity of the individual or individuals who executed any such document on behalf of any person;

C.	The accuracy of all factual representations, warranties, and other statements made by all parties or as set forth in such documents;

D.	The performance and satisfaction of all obligations imposed by any such documents on the parties thereto in accordance with their terms; and

E.	The completeness and accuracy of all records made available to us.

We have further assumed the accuracy of the statements and descriptions of the Fund’s intended activities as described in the Registration Statement and that the Fund will operate in accordance with the method of operation described in the Registration Statement. In particular, we have assumed that the Fund has qualified as a regulated investment company under Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code of 1986, as amended (the “Code”), for all relevant periods and will continue to do so. We have also assumed, without investigation, that all documents, certificates, representations, warranties, and covenants upon which we have relied in rendering the opinions set forth below continue to remain accurate as of the date of this letter, insofar as relevant to the opinions set forth herein.

Based solely on the foregoing, and subject to the qualifications, exceptions, assumptions, and limitations expressed herein, and conditioned on the Securities’ being issued and maintained in accordance with the Documents (without the waiver or modification of any terms or conditions thereof and without taking into account any amendment thereof that we have not approved) we are of the opinion that:

(A) For U.S. federal income tax purposes, the Securities will qualify as equity in the Fund; and

(B) The statements set forth in the Registration Statement under the caption “Tax Matters,” insofar as they purport to describe matters of U.S. federal income tax law or legal conclusions with respect thereto, are a fair and accurate summary of the matters addressed therein in all material respects, subject to the assumptions and limitations stated therein.

This opinion is furnished to the Fund solely for its benefit in connection with the issuance and sale of the Securities, and is not to be relied upon, quoted, circulated, published, or otherwise referred to for any other purpose, in whole or in part, without our express prior written consent. This opinion may be disclosed to any holders of Securities (and beneficial owners thereof) and they may rely on it as if they were addressees of this opinion, it being understood that we are not establishing any lawyer-client relationship with holders of Securities (and beneficial owners thereof). This letter is not to be relied upon for the benefit of any other person.

In addition to the assumptions set forth above, this opinion is subject to the following exceptions, limitations, and qualifications:

1.	Our opinions are based upon our interpretation of the current provisions of the Code and current judicial decisions, administrative regulations, and published notices, rulings, and procedures. We note that there is no precedential authority directly on point dealing with securities like the Securities. Our opinions only represent our best judgment and are not binding on the Internal Revenue Service or courts, and there is no assurance that the Internal Revenue Service will not successfully challenge the conclusions set forth herein. Consequently, no assurance can be given that future legislative, judicial, or administrative changes, on either a prospective or retroactive basis, would not adversely affect the accuracy of the conclusions stated herein. We undertake no obligation to advise you of any such changes that may occur after the date hereof.

2.	Our opinions are limited to the U.S. federal income tax matters specifically addressed herein, and no other opinions are rendered with respect to any other matter not specifically set forth in the foregoing opinion (including whether the Fund qualifies or will continue to qualify as a regulated investment company).

3.	Our opinions are limited in all respects to the federal tax law of the United States and we express no opinion on various state, local, or foreign tax consequences.

4.	The Fund’s qualification and taxation as a regulated investment company under the Code depend upon the Fund’s ability to satisfy through actual operations the applicable asset composition, source of income, distribution, and other requirements of the Code necessary to qualify and be taxed as a regulated investment company, which operations we will not be review.

5.	The foregoing opinions are based upon the proposed method of operation of the Fund as described in the Registration Statement and the representations and covenants set forth in the Documents described herein. We undertake no obligation to review at any time in the future either the Fund’s operations or its compliance with such representations and covenants and, consequently, no assurance can be given that the Fund will satisfy the requirements of the Code necessary to qualify or be taxed as a regulated investment company for any particular taxable year. Further, we assume no obligation to advise you of any changes in our opinion subsequent to the delivery of this opinion letter.

6.	In the event any one of the statements, representations, warranties, covenants, or assumptions we have relied upon to issue these opinions is incorrect or incomplete in a material respect, our opinions might be adversely affected and if so may not be relied on.

We consent to the references to us under the headings “Tax Matters” and “Legal Opinions” in the Registration Statement.

Very truly yours,

Stradley Ronon Stevens & Young, LLP

APPENDIX E

United States

Concise Proxy Voting Guidelines

2016 Benchmark Policy Recommendations

Effective for Meetings on or after February 1, 2016

Published January 22, 2016

2016 U.S. Concise Proxy Voting Guidelines

The policies contained herein are a sampling of selected key U.S. proxy voting guidelines and are not intended to be exhaustive. A full summary of ISS’ 2016 proxy voting guidelines can be found at: http://www.issgovernance.com/policy-gateway/2016-policy-information/

BOARD OF DIRECTORS:

Voting on Director Nominees in Uncontested Elections

General Recommendation: Generally vote for director nominees, except under the following circumstances:

1.	Accountability

Vote against1 or withhold from the entire board of directors (except new nominees2, who should be considered case-by-case) for the following:

Problematic Takeover Defenses

Classified Board Structure:

1.1.	The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Director Performance Evaluation:

1.2.	The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:
›	A classified board structure;
›	A supermajority vote requirement;
›	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;
›	The inability of shareholders to call special meetings;
›	The inability of shareholders to act by written consent;
›	A dual-class capital structure; and/or
›	A non–shareholder-approved poison pill.

1 In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

2 A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

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Poison Pills:

1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote against or withhold from nominees every year until this feature is removed;
1.4.	The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote against or withhold votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or
1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote case-by-case on all nominees if:

1.6.	The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:
›

The date of the pill‘s adoption relative to the date of the next meeting of shareholders—i.e. whether the company had time to put the pill on the ballot for shareholder ratification given the circumstances;

›	The issuer’s rationale;
›	The issuer’s governance structure and practices; and
›	The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally vote against or withhold from the members of the Audit Committee if:

1.7.	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);
1.8.	The company receives an adverse opinion on the company’s financial statements from its auditor; or
1.9.	There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee and potentially the full board if:

1.10.	Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:

1.11.	There is a significant misalignment between CEO pay and company performance (pay for performance);
1.12.	The company maintains significant problematic pay practices;
1.13.	The board exhibits a significant level of poor communication and responsiveness to shareholders;
1.14.	The company fails to submit one-time transfers of stock options to a shareholder vote; or
1.15.	The company fails to fulfill the terms of a burn rate commitment made to shareholders.

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Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

1.16.	The company’s previous say-on-pay received the support of less than 70 percent of votes cast, taking into account:
›	The company’s response, including:
›	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
›	Specific actions taken to address the issues that contributed to the low level of support;
›	Other recent compensation actions taken by the company;
›	Whether the issues raised are recurring or isolated;
›	The company’s ownership structure; and
›	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Unilateral Bylaw/Charter Amendments

1.17.	Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if the board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders, considering the following factors:
›	The board’s rationale for adopting the bylaw/charter amendment without shareholder ratification;
›	Disclosure by the company of any significant engagement with shareholders regarding the amendment;
›	The level of impairment of shareholders’ rights caused by the board’s unilateral amendment to the bylaws/charter;
›	The board’s track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
›	The company’s ownership structure;
›	The company’s existing governance provisions;
›	The timing of the board’s amendment to the bylaws/charter in connection with a significant business development; and,
›	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees, who should be considered case-by-case) if the directors:

›	Classified the board;
›	Adopted supermajority vote requirements to amend the bylaws or charter; or
›	Eliminated shareholders’ ability to amend bylaws.

1.18.	For newly public companies, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if, prior to or in connection with the company’s public offering, the company or its board adopted bylaw or charter provisions materially adverse to shareholder rights, considering the following factors:
›	The level of impairment of shareholders’ rights caused by the provision;
›	The disclosed rationale for adopting the provision;
›

The ability to change the governance structure in the future (e.g., limitations on shareholders’ right to amend the bylaws or charter, or supermajority vote requirements to amend the bylaws or charter);

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›	The ability of shareholders to hold directors accountable through annual director elections, or whether the company has a classified board structure; and,
›	A public commitment to put the provision to a shareholder vote within three years of the date of the initial public offering.

Unless the adverse provision is reversed or submitted to a vote of public shareholders, vote case-by-case on director nominees in subsequent years.

Governance Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

1.19.	Material failures of governance, stewardship, risk oversight[3], or fiduciary responsibilities at the company;
1.20.	Failure to replace management as appropriate; or
1.21.	Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2. Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

2.1.	The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year. Factors that will be considered are:

›	Disclosed outreach efforts by the board to shareholders in the wake of the vote;
›	Rationale provided in the proxy statement for the level of implementation;
›	The subject matter of the proposal;
›	The level of support for and opposition to the resolution in past meetings;
›	Actions taken by the board in response to the majority vote and its engagement with shareholders;
›	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
›	Other factors as appropriate.

2.2.	The board failed to act on takeover offers where the majority of shares are tendered;
2.3.	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote;
2.4.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency; or
2.5.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:
›	The board’s rationale for selecting a frequency that is different from the frequency that received a plurality;
›	The company’s ownership structure and vote results;

3 Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

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›	ISS’ analysis of whether there are compensation concerns or a history of problematic compensation practices; and
›	The previous year’s support level on the company’s say-on-pay proposal.

3. Composition

Attendance at Board and Committee Meetings:

3.1.

Generally vote against or withhold from directors (except new nominees, who should be considered case-by-case4) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

›	Medical issues/illness;
›	Family emergencies; and
›	Missing only one meeting (when the total of all meetings is three or fewer).

3.2.	If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

Overboarded Directors:

Vote against or withhold from individual directors who:

3.3.	Sit on more than six public company boards; with respect to annual meetings on or after Feb. 1, 2017[5], sit on more than five public company boards; or
3.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own — withhold only at their outside boards[6].

4. Independence

Vote against or withhold from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

4.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
4.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
4.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or
4.4.	Independent directors make up less than a majority of the directors.

4 For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.

5 This policy change includes a 1-year transition period to allow time for affected directors to address necessary changes if they wish.

6 Although all of a CEO’s subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote from the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

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Independent Chair (Separate Chair/CEO)

General Recommendation: Generally vote for shareholder proposals requiring that the chairman’s position be filled by an independent director, taking into consideration the following:

›	The scope of the proposal;
›	The company’s current board leadership structure;
›	The company’s governance structure and practices;
›	Company performance; and
›	Any other relevant factors that may be applicable.

Regarding the scope of the proposal, consider whether the proposal is precatory or binding and whether the proposal is seeking an immediate change in the chairman role or the policy can be implemented at the next CEO transition.

Under the review of the company’s board leadership structure, ISS may support the proposal under the following scenarios absent a compelling rationale: the presence of an executive or non-independent chair in addition to the CEO; a recent recombination of the role of CEO and chair; and/or departure from a structure with an independent chair. ISS will also consider any recent transitions in board leadership and the effect such transitions may have on independent board leadership as well as the designation of a lead director role.

When considering the governance structure, ISS will consider the overall independence of the board, the independence of key committees, the establishment of governance guidelines, board tenure and its relationship to CEO tenure, and any other factors that may be relevant. Any concerns about a company’s governance structure will weigh in favor of support for the proposal.

The review of the company’s governance practices may include, but is not limited to poor compensation practices, material failures of governance and risk oversight, related-party transactions or other issues putting director independence at risk, corporate or management scandals, and actions by management or the board with potential or realized negative impact on shareholders. Any such practices may suggest a need for more independent oversight at the company thus warranting support of the proposal.

ISS’ performance assessment will generally consider one-, three, and five-year TSR compared to the company’s peers and the market as a whole. While poor performance will weigh in favor of the adoption of an independent chair policy, strong performance over the long-term will be considered a mitigating factor when determining whether the proposed leadership change warrants support.

Proxy Access

General Recommendation: Generally vote for management and shareholder proposals for proxy access with the following provisions:

›	Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;
›	Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;
›	Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;
›	Cap: cap on nominees of generally twenty-five percent (25%) of the board.

Review for reasonableness any other restrictions on the right of proxy access.

Generally vote against proposals that are more restrictive than these guidelines.

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Proxy Contests/Proxy Access — Voting for Director Nominees in Contested Elections

General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:

›	Long-term financial performance of the company relative to its industry;
›	Management’s track record;
›	Background to the contested election;
›	Nominee qualifications and any compensatory arrangements;
›	Strategic plan of dissident slate and quality of the critique against management;
›	Likelihood that the proposed goals and objectives can be achieved (both slates); and
›	Stock ownership positions.

In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether or not there are more candidates than board seats).

CAPITAL/RESTRUCTURING

Common Stock Authorization

General Recommendation: Vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote against proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote case-by-case on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

›	Past Board Performance:
›	The company’s use of authorized shares during the last three years

›	The Current Request:
›	Disclosure in the proxy statement of the specific purposes of the proposed increase;
›	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
›

The dilutive impact of the request as determined relative to an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns.

ISS will apply the relevant allowable increase below to requests to increase common stock that are for general corporate purposes (or to the general corporate purposes portion of a request that also includes a specific need):

A.    Most companies: 100 percent of existing authorized shares.

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B.	Companies with less than 50 percent of existing authorized shares either outstanding or reserved for issuance: 50 percent of existing authorized shares.
C.	Companies with one- and three-year total shareholder returns (TSRs) in the bottom 10 percent of the U.S. market as of the end of the calendar quarter that is closest to their most recent fiscal year end: 50 percent of existing authorized shares.
D.	Companies at which both conditions (B and C) above are both present: 25 percent of existing authorized shares.

If there is an acquisition, private placement, or similar transaction on the ballot (not including equity incentive plans) that ISS is recommending FOR, the allowable increase will be the greater of (i) twice the amount needed to support the transactions on the ballot, and (ii) the allowable increase as calculated above.

Mergers and Acquisitions

General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

›

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

›	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
›

Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

›

Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

›

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

›

Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.	Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

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2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);
4.	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;
5.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)

General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote against Advisory Votes on Executive Compensation (Management Say-on-Pay—MSOP) if:

›	There is a significant misalignment between CEO pay and company performance (pay for performance);
›	The company maintains significant problematic pay practices;
›	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

›

There is no MSOP on the ballot, and an against vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

›	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;
›	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or
›	The situation is egregious.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 or Russell 3000E Indices7, this analysis considers the following:

1.	Peer Group[8] Alignment:

7 The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.

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›	The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period.
›	The multiple of the CEO’s total pay relative to the peer group median.

2.

Absolute Alignment[9] – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to evaluating how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

›	The ratio of performance- to time-based equity awards;
›	The overall ratio of performance-based compensation;
›	The completeness of disclosure and rigor of performance goals;
›	The company’s peer group benchmarking practices;
›	Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;
›	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
›	Realizable pay[10] compared to grant pay; and
›	Any other factors deemed relevant.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

›	Problematic practices related to non-performance-based compensation elements;
›	Incentives that may motivate excessive risk-taking; and
›	Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated case-by-case considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS’ Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

8 The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company’s selected peers’ GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market cap bucket that is reflective of the company’s. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.

9 Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.

10 ISS research reports include realizable pay for S&P1500 companies.

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›	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
›	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;
›	New or extended agreements that provide for:
›	CIC payments exceeding 3 times base salary and average/target/most recent bonus;
›	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers);
›	CIC payments with excise tax gross-ups (including “modified” gross-ups);
›	Insufficient executive compensation disclosure by externally- managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI’s executives is not possible.

Incentives that may Motivate Excessive Risk-Taking

›	Multi-year guaranteed bonuses;
›	A single or common performance metric used for short- and long-term plans;
›	Lucrative severance packages;
›	High pay opportunities relative to industry peers;
›	Disproportionate supplemental pensions; or
›	Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

›	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
›	Duration of options backdating;
›	Size of restatement due to options backdating;
›	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
›	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Compensation Committee Communications and Responsiveness

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

›	Failure to respond to majority-supported shareholder proposals on executive pay topics; or
›	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
›	The company’s response, including:
›	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
›	Specific actions taken to address the issues that contributed to the low level of support;
›	Other recent compensation actions taken by the company;

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›	Whether the issues raised are recurring or isolated;
›	The company’s ownership structure; and
›	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Equity-Based and Other Incentive Plans

General Recommendation: Vote case-by-case on certain equity-based compensation plans[11] depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “equity plan scorecard” (EPSC) approach with three pillars:

›

Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

›	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
›	SVT based only on new shares requested plus shares remaining for future grants.

›	Plan Features:
›	Automatic single-triggered award vesting upon a change in control (CIC);
›	Discretionary vesting authority;
›	Liberal share recycling on various award types;
›	Lack of minimum vesting period for grants made under the plan.

›	Grant Practices:
›	The company’s three year burn rate relative to its industry/market cap peers;
›	Vesting requirements in most recent CEO equity grants (3-year look-back);
›	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);
›	The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;
›	Whether the company maintains a claw-back policy;
›	Whether the company has established post exercise/vesting share-holding requirements.

Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders’ interests, or if any of the following egregious factors apply:

›	Awards may vest in connection with a liberal change-of-control definition;
›

The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies — or by not prohibiting it when the company has a history of repricing – for non-listed companies);

›	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances; or
›	Any other plan features are determined to have a significant negative impact on shareholder interests.

11 Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors.

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SOCIAL/ENVIRONMENTAL ISSUES (SHAREHOLDER PROPOSALS)

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

General Recommendation: Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

›	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
›	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
›	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive;
›	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
›

If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

›

If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Climate Change/Greenhouse Gas (GHG) Emissions

General Recommendation: Generally vote for resolutions requesting that a company disclose information on the risks related to climate change on its operations and investments, such as financial, physical, or regulatory risks, considering:

›

Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

›	The company’s level of disclosure is at least comparable to that of industry peers; and
›	There are no significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

›

The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

›	The company’s level of disclosure is comparable to that of industry peers; and
›	There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.

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Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

›	Whether the company provides disclosure of year-over-year GHG emissions performance data;
›	Whether company disclosure lags behind industry peers;
›	The company’s actual GHG emissions performance;
›	The company’s current GHG emission policies, oversight mechanisms, and related initiatives; and
›	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.

Board Diversity

General Recommendation: Generally vote for requests for reports on a company’s efforts to diversify the board, unless:
›	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
›	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote case-by-case on proposals asking a company to increase the gender and racial minority representation on its board, taking into account:

›	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;
›	The level of gender and racial minority representation that exists at the company’s industry peers;
›	The company’s established process for addressing gender and racial minority board representation;
›	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;
›	The independence of the company’s nominating committee;
›	Whether the company uses an outside search firm to identify potential director nominees; and
›	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

Sustainability Reporting

General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

›

The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or

›	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

Environmental, Social, and Governance (ESG) Compensation-Related Proposals

General Recommendation: Vote case-by-case on proposals to link, or report on linking, executive compensation to sustainability (environmental and social) criteria, considering:

›	Whether the company has significant and/or persistent controversies or regulatory violations regarding social and/or environmental issues;
›	Whether the company has management systems and oversight mechanisms in place regarding its social and environmental performance;

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›	The degree to which industry peers have incorporated similar non-financial performance criteria in their executive compensation practices; and
›	The company’s current level of disclosure regarding its environmental and social performance.

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The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

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Nuveen Credit Strategies Income Fund

Term Preferred Shares

             Shares

STATEMENT OF ADDITIONAL INFORMATION

                    , 2018

PART C—OTHER INFORMATION

Item 25:	Financial Statements and Exhibits.

1.	Contained in Part A:

Financial Highlights for the Nuveen Credit Strategies Income Fund (the “Fund” or the “Registrant”) for fiscal years ended July 31, 2008, July 31, 2009, July 31, 2010, July 31, 2011, July 31, 2012, July 31, 2013, July 31, 2014, July 31, 2015, July 31, 2016 and July 31, 2017 and the six months ended January 31, 2018.

2.	Exhibits:

a.1	Registrant’s Declaration of Trust dated March 17, 2003. Filed on April 17, 2003 as Exhibit a. to the Registrant’s Registration Statement on Form N-2 (File No. 333-104599) and incorporated by reference herein.

a.2	Registrant’s Amended and Restated Declaration of Trust dated March 8, 2012. Filed on May 16, 2013 as Exhibit a.2 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-188655 and 811-21333) and incorporated by reference herein.

b.	Registrant’s By-laws (Amended and Restated as of November 18, 2009). Filed on May 16, 2013 as Exhibit b. to Registrant’s Registration Statement on Form N-2 (File No. 333-188655) and incorporated by reference herein.

c.	None.

d.1	Rating Agency Guidelines for Term Preferred Shares.(1)

d.2	Statement Establishing and Fixing the Rights and Preferences of Term Preferred Shares. See Appendix A to the Statement of Additional Information.

e.	Terms and Conditions of the Automatic Dividend Reinvestment Plan. Filed on May 21, 2003 as Exhibit e. to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-2 (File No. 333-104599) and incorporated by reference herein.

f.	None.

g.1	Investment Management Agreement between the Registrant and Nuveen Fund Advisors, LLC.(1)

g.2	Investment Sub-Advisory Agreement between Nuveen Fund Advisors, LLC and Symphony Asset Management LLC.(1)

h.1	Underwriting Agreement for Term Preferred Shares.**

i.	Nuveen Open-End and Closed-End Funds Deferred Compensation Plan for Independent Directors and Trustees. Filed on March 24, 2004 as Exhibit i. to Nuveen Floating Rate Income Fund’s Registration Statement on Form N-2 (File No. 333-112179) and incorporated by reference herein.

j.1	Amended and Restated Master Custodian Agreement between the Registrant and State Street Bank and Trust Company dated July 15, 2015. Filed on April 22, 2016 as Exhibit j.1 to Nuveen High Income December 2019 Target Term Fund’s Registration Statement on Form N-2 (File No. 333-209703) and incorporated by reference herein.

j.2	Appendix A, dated March 9, 2012, to the Amended and Restated Master Custodian Agreement between the Registrant and State Street Bank and Trust Company dated April 14, 2016. Filed on April 22, 2016 as Exhibit j.2 to Nuveen High Income December 2019 Target Term Fund’s Registration Statement on Form N-2 (File No. 333-209703) and incorporated herein by reference.

k.1	Transfer Agency and Service Agreement between the Registrant and Computershare Inc. and Computershare Trust Company, N.A. effective June 15, 2017.*

k.2	First Amendment to Transfer Agency and Service Agreement between the Registrant and Computershare Inc. and Computershare Trust Company, N.A. effective September 7, 2017.*

l.1	Opinion and Consent of Stradley Ronon Stevens & Young, LLP.*

1.2	Opinion and Consent of .*

m.	None.

n.	Consent of KPMG LLP.

o.	None.

p.	Subscription Agreement dated March 4, 2004. Filed on March 24, 2004 as Exhibit p. to Nuveen Floating Rate Income Fund’s Registration Statement on Form N-2 (File No. 333-112179) and incorporated by reference herein.

q.	None.

r.1	Code of Ethics of Nuveen Investments.

r.2	Code of Ethics for the Independent Trustees of Nuveen Funds.(1)

s.	Powers of Attorney.

*	To be filed by amendment.
**	To be filed via post-effective amendment.
(1)	Filed on January 10, 2018 with Registrant’s Registration Statement on Form N-2 (File No. 333-220938) and incorporated herein by reference.

Item 26:	Marketing Arrangements.

See the Underwriting Agreement filed as Exhibit h.1 to this Registration Statement.

Item 27:	Other Expenses of Issuance and Distribution.

Securities and Exchange Commission Registration Fees	$31,125
Underwriting Discounts and Commissions	$1,875,000
Structuring Fee	$1,875,000
Printing and Engraving Fees	$50,000
Legal Fees	$85,000
Audit Fees	$10,000
Rating Agency Fees	$193,750
Miscellaneous Expenses	$5,125

$4,125,000

Item 28:	Persons Controlled by or under Common Control with Registrant.

Not applicable.

Item 29:	Number of Holders of Securities.

As of June 30, 2018:

Title of Class	Number of Record Holders
Common Shares, $0.01 par value	52,526

Item 30:	Indemnification.

Section 4 of Article XII of the Registrant’s Declaration of Trust provides as follows:

Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person:

(a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

(c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

(i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

(ii) by written opinion of independent legal counsel.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4, provided that either:

(a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

(b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4, a “Disinterested Trustee” is one (x) who is not an Interested Person of the Trust (including anyone, as such Disinterested Trustee, who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

As used in this Section 4, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

The trustees and officers of the Registrant are covered by the Mutual Fund Professional Liability policy in the aggregate amount of $70,000,000 against liability and expenses of claims of wrongful acts arising out of their position with the Registrant and other Nuveen funds, except for matters that involve willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of the Registrant or where he or she had reasonable cause to believe this conduct was unlawful). The policy has a $1,000,000 deductible for operational failures and $1,000,000 deductible for all other claims.

Section      of the Form of Underwriting Agreement filed as Exhibit h.1 to this Registration Statement provides for each of the parties thereto, including the Registrant and the underwriter, to indemnify the others, their trustees, directors, certain of their officers, trustees, directors and persons who control them against certain liabilities in connection with the offering described herein, including liabilities under the federal securities laws.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31:	Business and Other Connections of Investment Adviser and Sub-Adviser.

Nuveen Fund Advisors manages the Registrant and serves as investment adviser or manager to other open-end and closed-end management investment companies and to separately managed accounts. The principal business address for all of these investment companies and the persons named below is 333 West Wacker Drive, Chicago, Illinois 60606.

A description of any other business, profession, vocation or employment of a substantial nature in which the directors and officers of Nuveen Fund Advisors who serve as officers or Trustees of the Registrant have engaged during the last two years for his or her account or in the capacity of director, officer, employee, partner or trustee appears under “Management” in the Statement of Additional Information. Such information for the remaining senior officers appears below:

Name and Position with Nuveen Fund Advisors	Other Business, Profession, Vocation or Employment During Past Two Years
Michelle Beck, Executive Vice President

Executive Vice President (since 2017), formerly, Managing Director of Nuveen Alternative Investments, LLC; Chief Risk Officer and Executive Vice President (since 2017), formerly, Senior Managing Director, Chief Risk Officer (since 2016) of Teachers Advisors, LLC; Executive Vice President (since 2017) of Nuveen Services, LLC and TIAA-CREF Investment Management, LLC; Chief Risk Officer and Senior Managing Director (since 2016) of Nuveen Alternatives Advisors LLC; Chief Risk Officer (since 2017) of Nuveen, LLC; Managing Director, Head of Risk Management, Nuveen Investments, Inc. (2010-2017).

Name and Position with Nuveen Fund Advisors	Other Business, Profession, Vocation or Employment During Past Two Years
Joseph T. Castro, Senior Managing Director	Senior Managing Director (since 2017), Head of Compliance (since 2013) of Nuveen, LLC; Senior Managing Director (since 2017) of Nuveen Services, LLC.

Anthony E. Ciccarone, Executive Vice President	Executive Vice President (since 2016), formerly, Managing Director (2015-2016) of Nuveen Securities, LLC; Executive Vice President (since 2018) of Nuveen Services, LLC; formerly, Executive Vice President (2016-2017), of Nuveen Investments, Inc.

Erik Mogavero, Managing Director and Chief Compliance Officer	Formerly employed by Deutsche Bank (2013- August 2017) as Managing Director, Head of Asset Management and Wealth Management Compliance for the Americas region and Chief Compliance Officer of Deutsche Investment Management Americas.

Austin P. Wachter, Managing Director and Controller	Managing Director, Treasurer and Controller (since April 2017) (formerly, Assistant Treasurer and Assistant Controller) of Nuveen Asset Management, LLC; Managing Director (since 2017) of Nuveen Securities, LLC; Controller (since 2017) of Nuveen Investments, Inc., Nuveen Alternative Investments, LLC, Nuveen Alternatives Advisors LLC, Nuveen Finance, LLC, Nuveen Services, LLC, NWQ Investment Management Company, Nuveen Investments Advisers, LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC; Controller (since 2014) of Nuveen, LLC; Controller (since 2016) formerly, Vice President and Funds Treasurer (2014-2016) of Teachers Advisors, LLC; Controller (since 2016), formerly, Senior Director and Funds Treasurer (2014-2016) of Teachers Insurance and Annuity Association of America.

Symphony Asset Management LLC (“Symphony”) currently serves as sub-adviser to the Fund and as an investment adviser or subadviser to certain other open-end and closed-end funds and as investment adviser to separately managed accounts. The address for Symphony is 555 California Street, Suite 3100, San Francisco, California 94104. See “Investment Adviser, Sub-Adviser and Portfolio Managers” in Part B of the Registration Statement.

Set forth below is a list of each director and officer of Symphony, indicating each business, profession, vocation or employment of a substantial nature in which such person has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, partner or trustee.

Name and Position with Symphony	Other Business Profession, Vocation or Employment During Past Two Years
Anne B. Popkin, President	None

Angela McKillen, Vice President and Chief Financial Officer	None

Gunther M. Stein, Chief Executive Officer and Chief Investment Officer	None

Item 32:	Location of Accounts and Records.

Nuveen Fund Advisors, 333 West Wacker Drive, Chicago, Illinois 60606, maintains the Fund’s Declaration of Trust, By-Laws, minutes of trustee and shareholder meetings, and contracts of the Registrant and all advisory material of the investment adviser. Symphony, in its capacity as sub-adviser, may also hold certain accounts and records of the Fund.

State Street Bank and Trust Company, 250 Royall Street, Canton, Massachusetts 02021, maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not maintained by Nuveen Fund Advisors or Symphony.

Item 33:	Management Services.

Not applicable.

Item 34:	Undertakings.

1. Registrant undertakes to suspend the offering of its shares until the prospectus is amended if: (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement; or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2. Not applicable.

3. Not applicable.

4.(a) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(1) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933 (the “1933 Act”);

(2) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(b) that, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

(c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d) that, for the purpose of determining liability under the 1933 Act to any purchaser, if the Registrant is subject to Rule 430C: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the 1933 Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into this registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e) that for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act;

(2) the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

5. The Registrant undertakes that:

a. For purposes of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of this Registration Statement as of the time it was declared effective; and

b. For the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Chicago, and State of Illinois, on the 23rd day of July, 2018.

NUVEEN CREDIT STRATEGIES INCOME FUND /s/ Gifford R. Zimmerman
Gifford R. Zimmerman, Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Stephen D. Foy Stephen D. Foy	Vice President and Controller (Principal Financial and Accounting Officer)	July 23, 2018

/s/ Cedric H. Antosiewicz Cedric H. Antosiewicz	Chief Administrative Officer (principal executive officer)	July 23, 2018

Terence J. Toth*	Chairman of the Board and Trustee

Margo L. Cook*	Trustee

Jack B. Evans*	Trustee

William C. Hunter*	Trustee

Albin F. Moschner*	Trustee

John K. Nelson*	Trustee

William J. Schneider*	Trustee

Judith M. Stockdale*	Trustee

Carole E. Stone*	Trustee

Margaret L. Wolff*	Trustee

Robert L. Young*	Trustee

By:

         /s/ Gifford R. Zimmerman

         Gifford R. Zimmerman,

         Attorney-in-Fact

July 23, 2018

*	The powers of attorney authorizing Gifford R. Zimmerman and Eric F. Fess, among others, to execute this Registration Statement, and Amendments thereto, for the Trustees of the Registrant on whose behalf this Registration Statement is filed, have been executed and are filed as exhibits to this Registration Statement.

EXHIBIT INDEX

Exhibit	Name

n	Consent of KPMG LLP

r.1	Code of Ethics of Nuveen Investments

s	Powers of Attorney